UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
 811-21335
Optimum Fund Trust
(Exact name of registrant as specified in charter)

610 Market Street
Philadelphia, PA 19106
Registrant's telephone number, including area code:
(800) 523-1918
Date of fiscal year end:
March 31
Date of reporting period:
March 31, 2026
Item 1. Report to Stockholders.
(a) The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:
Optimum Fixed Income Fund
Class A : OAFIX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Optimum Fixed Income Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at optimummutualfunds.com/literature. You can also request this information by contacting us at 800 914-0278, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment[1]
Class A	$106	1.04%
[1]	Costs paid as a percentage of a $10,000 investment would have been 1.03% if interest expenses were not included.
Management's discussion of Fund performance
Performance highlights
Optimum Fixed Income Fund (Class A) returned 3.93% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Bloomberg US Aggregate Index, the Fund's broad-based securities market index, returned 4.35%.
Delaware Management Company (DMC)
The DMC portion of the Fund outperformed the Bloomberg US Aggregate Index during the reporting period (on a gross of fees basis).
Top contributors to performance:
Allocations to the corporate bond (both investment grade and high yield), and securitized asset sectors contributed to performance in the DMC portion of the Fund. In addition, selections within emerging markets, agency mortgage-backed securities (MBS), and corporate bonds (both investment grade and high yield) were additive to performance.
Treasury yields traded within a relatively narrow range during the reporting period – 65 basis points (bps) – and ended just 10 bps higher (one basis point is a hundredth of a percentage point). The US economic outlook solidified throughout the reporting period but faced threats including the war with Iran which moved oil prices above $100. DMC adjusted its portion of the Fund accordingly, and its duration positioning contributed to performance.
Top detractors from performance:
Sector allocation to the government-related sector was a modest detractor from performance in the DMC portion of the Fund during the reporting period, as the sector underperformed.
An active exposure to inflation breakevens in the US was a detractor. DMC implemented the position as a hedge against a potential policy mistake from the US Federal Reserve (Fed) in easing further in an economy that, in DMC's view, looks resilient and could inadvertently ignite inflationary pressures.
Pacific Investment Management Company LLC (PIMCO)
The PIMCO portion of the Fund outperformed the Bloomberg US Aggregate Index during the reporting period (on a gross of fees basis).
Top contributors to performance:
Long exposure to select emerging market currencies including the Brazilian real, Mexican peso, and the South African rand contributed to performance in the PIMCO portion of the Fund as they appreciated relative to the US dollar.
Yield curve positioning in the US, particularly underweight exposure to the long end of the curve, where yields rose, contributed to performance during the reporting period.
Overweight exposure to agency MBS added to performance in the PIMCO portion of the Fund, as spreads tightened.
Top detractors from performance:
Long exposure to duration in Japan throughout 2025 detracted from performance in the PIMCO portion of the Fund, as yields rose.
Long exposure to duration in Australia detracted from performance during the reporting period, as yields rose.
Short exposure to select emerging market currencies in Asia, particularly the New Taiwan dollar in 2025, detracted from performance in the PIMCO portion of the Fund, as it appreciated relative to the US dollar.
Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period and the deduction of the maximum applicable sales charge for Class A shares.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Optimum Fixed Income Fund (Class A) – including sales charge	-0.76%	-1.07%	1.20%
Optimum Fixed Income Fund (Class A) – excluding sales charge	3.93%	-0.15%	1.67%
Bloomberg US Aggregate Index	4.35%	0.31%	1.70%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit optimummutualfunds.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$2,715,901,172
Total number of portfolio holdings*	1,280
Total advisory fees paid (during reporting period)	$13,568,010
Portfolio turnover rate	375%
*	Excludes cash and cash equivalents.
Fund holdings (as of March 31, 2026)
The table below shows the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Portfolio composition
Agency Mortgage-Backed Securities	39.63%
Corporate Bonds	34.75%
US Treasury Obligations	13.78%
Non-Agency Commercial Mortgage-Backed Securities	4.48%
Sovereign Bonds	4.41%
Non-Agency Asset-Backed Securities	3.73%
Non-Agency Collateralized Mortgage Obligations	3.26%
Collateralized Loan Obligations	2.74%
Agency Collateralized Mortgage Obligations	1.57%
Loan Agreements	0.71%

Material Fund changes
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025), Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited no longer serve as sub-advisors to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at optimummutualfunds.com/literature or upon request at 800 914‑0278, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
During the reporting period, there was a change in the Fund’s independent registered public accounting firm. On March 12, 2026, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Cohen & Company, Ltd. as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm. There were no disagreements with PwC during the Fund’s two most recent fiscal years or the subsequent interim period through March 12, 2026.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at optimummutualfunds.com/literature. You can also request this information by contacting us at 800 914-0278, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 914-0278 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at optimummutualfunds.com/literature.
(5422349)
TSAR-OAFIX-0526

Optimum Fixed Income Fund
Class C : OCFIX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Optimum Fixed Income Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at optimummutualfunds.com/literature. You can also request this information by contacting us at 800 914-0278, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment[1]
Class C	$182	1.79%
[1]	Costs paid as a percentage of a $10,000 investment would have been 1.78% if interest expenses were not included.
Management's discussion of Fund performance
Performance highlights
Optimum Fixed Income Fund (Class C) returned 3.32% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Bloomberg US Aggregate Index, the Fund's broad-based securities market index, returned 4.35%.
Delaware Management Company (DMC)
The DMC portion of the Fund outperformed the Bloomberg US Aggregate Index during the reporting period (on a gross of fees basis).
Top contributors to performance:
Allocations to the corporate bond (both investment grade and high yield), and securitized asset sectors contributed to performance in the DMC portion of the Fund. In addition, selections within emerging markets, agency mortgage-backed securities (MBS), and corporate bonds (both investment grade and high yield) were additive to performance.
Treasury yields traded within a relatively narrow range during the reporting period – 65 basis points (bps) – and ended just 10 bps higher (one basis point is a hundredth of a percentage point). The US economic outlook solidified throughout the reporting period but faced threats including the war with Iran which moved oil prices above $100. DMC adjusted its portion of the Fund accordingly, and its duration positioning contributed to performance.
Top detractors from performance:
Sector allocation to the government-related sector was a modest detractor from performance in the DMC portion of the Fund during the reporting period, as the sector underperformed.
An active exposure to inflation breakevens in the US was a detractor. DMC implemented the position as a hedge against a potential policy mistake from the US Federal Reserve (Fed) in easing further in an economy that, in DMC's view, looks resilient and could inadvertently ignite inflationary pressures.
Pacific Investment Management Company LLC (PIMCO)
The PIMCO portion of the Fund outperformed the Bloomberg US Aggregate Index during the reporting period (on a gross of fees basis).
Top contributors to performance:
Long exposure to select emerging market currencies including the Brazilian real, Mexican peso, and the South African rand contributed to performance in the PIMCO portion of the Fund as they appreciated relative to the US dollar.
Yield curve positioning in the US, particularly underweight exposure to the long end of the curve, where yields rose, contributed to performance during the reporting period.
Overweight exposure to agency MBS added to performance in the PIMCO portion of the Fund, as spreads tightened.
Top detractors from performance:
Long exposure to duration in Japan throughout 2025 detracted from performance in the PIMCO portion of the Fund, as yields rose.
Long exposure to duration in Australia detracted from performance during the reporting period, as yields rose.
Short exposure to select emerging market currencies in Asia, particularly the New Taiwan dollar in 2025, detracted from performance in the PIMCO portion of the Fund, as it appreciated relative to the US dollar.
Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Optimum Fixed Income Fund (Class C) – including sales charge	2.32%	-0.87%	0.91%
Optimum Fixed Income Fund (Class C) – excluding sales charge	3.32%	-0.87%	0.91%
Bloomberg US Aggregate Index	4.35%	0.31%	1.70%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit optimummutualfunds.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$2,715,901,172
Total number of portfolio holdings*	1,280
Total advisory fees paid (during reporting period)	$13,568,010
Portfolio turnover rate	375%
*	Excludes cash and cash equivalents.
Fund holdings (as of March 31, 2026)
The table below shows the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Portfolio composition
Agency Mortgage-Backed Securities	39.63%
Corporate Bonds	34.75%
US Treasury Obligations	13.78%
Non-Agency Commercial Mortgage-Backed Securities	4.48%
Sovereign Bonds	4.41%
Non-Agency Asset-Backed Securities	3.73%
Non-Agency Collateralized Mortgage Obligations	3.26%
Collateralized Loan Obligations	2.74%
Agency Collateralized Mortgage Obligations	1.57%
Loan Agreements	0.71%

Material Fund changes
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025), Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited no longer serve as sub-advisors to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at optimummutualfunds.com/literature or upon request at 800 914‑0278, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
During the reporting period, there was a change in the Fund’s independent registered public accounting firm. On March 12, 2026, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Cohen & Company, Ltd. as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm. There were no disagreements with PwC during the Fund’s two most recent fiscal years or the subsequent interim period through March 12, 2026.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at optimummutualfunds.com/literature. You can also request this information by contacting us at 800 914-0278, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 914-0278 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at optimummutualfunds.com/literature.
(5422349)
TSAR-OCFIX-0526

Optimum Fixed Income Fund
Institutional Class : OIFIX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Optimum Fixed Income Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at optimummutualfunds.com/literature. You can also request this information by contacting us at 800 914-0278, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment[1]
Institutional Class	$81	0.79%
[1]	Costs paid as a percentage of a $10,000 investment would have been 0.78% if interest expenses were not included.
Management's discussion of Fund performance
Performance highlights
Optimum Fixed Income Fund (Institutional Class) returned 4.25% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Bloomberg US Aggregate Index, the Fund's broad-based securities market index, returned 4.35%.
Delaware Management Company (DMC)
The DMC portion of the Fund outperformed the Bloomberg US Aggregate Index during the reporting period (on a gross of fees basis).
Top contributors to performance:
Allocations to the corporate bond (both investment grade and high yield), and securitized asset sectors contributed to performance in the DMC portion of the Fund. In addition, selections within emerging markets, agency mortgage-backed securities (MBS), and corporate bonds (both investment grade and high yield) were additive to performance.
Treasury yields traded within a relatively narrow range during the reporting period – 65 basis points (bps) – and ended just 10 bps higher (one basis point is a hundredth of a percentage point). The US economic outlook solidified throughout the reporting period but faced threats including the war with Iran which moved oil prices above $100. DMC adjusted its portion of the Fund accordingly, and its duration positioning contributed to performance.
Top detractors from performance:
Sector allocation to the government-related sector was a modest detractor from performance in the DMC portion of the Fund during the reporting period, as the sector underperformed.
An active exposure to inflation breakevens in the US was a detractor. DMC implemented the position as a hedge against a potential policy mistake from the US Federal Reserve (Fed) in easing further in an economy that, in DMC's view, looks resilient and could inadvertently ignite inflationary pressures.
Pacific Investment Management Company LLC (PIMCO)
The PIMCO portion of the Fund outperformed the Bloomberg US Aggregate Index during the reporting period (on a gross of fees basis).
Top contributors to performance:
Long exposure to select emerging market currencies including the Brazilian real, Mexican peso, and the South African rand contributed to performance in the PIMCO portion of the Fund as they appreciated relative to the US dollar.
Yield curve positioning in the US, particularly underweight exposure to the long end of the curve, where yields rose, contributed to performance during the reporting period.
Overweight exposure to agency MBS added to performance in the PIMCO portion of the Fund, as spreads tightened.
Top detractors from performance:
Long exposure to duration in Japan throughout 2025 detracted from performance in the PIMCO portion of the Fund, as yields rose.
Long exposure to duration in Australia detracted from performance during the reporting period, as yields rose.
Short exposure to select emerging market currencies in Asia, particularly the New Taiwan dollar in 2025, detracted from performance in the PIMCO portion of the Fund, as it appreciated relative to the US dollar.
Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Optimum Fixed Income Fund (Institutional Class) – including sales charge	4.25%	0.13%	1.93%
Optimum Fixed Income Fund (Institutional Class) – excluding sales charge	4.25%	0.13%	1.93%
Bloomberg US Aggregate Index	4.35%	0.31%	1.70%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit optimummutualfunds.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$2,715,901,172
Total number of portfolio holdings*	1,280
Total advisory fees paid (during reporting period)	$13,568,010
Portfolio turnover rate	375%
*	Excludes cash and cash equivalents.
Fund holdings (as of March 31, 2026)
The table below shows the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Portfolio composition
Agency Mortgage-Backed Securities	39.63%
Corporate Bonds	34.75%
US Treasury Obligations	13.78%
Non-Agency Commercial Mortgage-Backed Securities	4.48%
Sovereign Bonds	4.41%
Non-Agency Asset-Backed Securities	3.73%
Non-Agency Collateralized Mortgage Obligations	3.26%
Collateralized Loan Obligations	2.74%
Agency Collateralized Mortgage Obligations	1.57%
Loan Agreements	0.71%

Material Fund changes
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025), Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited no longer serve as sub-advisors to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at optimummutualfunds.com/literature or upon request at 800 914‑0278, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
During the reporting period, there was a change in the Fund’s independent registered public accounting firm. On March 12, 2026, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Cohen & Company, Ltd. as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm. There were no disagreements with PwC during the Fund’s two most recent fiscal years or the subsequent interim period through March 12, 2026.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at optimummutualfunds.com/literature. You can also request this information by contacting us at 800 914-0278, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 914-0278 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at optimummutualfunds.com/literature.
(5422349)
TSAR-OIFIX-0526

Optimum International Fund
Class A : OAIEX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Optimum International Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at optimummutualfunds.com/literature. You can also request this information by contacting us at 800 914-0278, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$145	1.32%
Management's discussion of Fund performance
Performance highlights
Optimum International Fund (Class A) returned 19.62% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the MSCI ACWI (All Country World Index) ex USA Index (net) and MSCI ACWI ex USA Index (gross), the Fund's broad-based securities market index, returned 24.91% and 25.58%, respectively.
Acadian Asset Management LLC (Acadian)
The Acadian portion of the Fund outperformed the MSCI ACWI ex USA Index during the reporting period (on a gross of fees basis).
Top contributors to performance:
At the country level, the primary drivers of outperformance versus the benchmark in the Acadian portion of the Fund included stock selection in the UK and Switzerland, as well as an overweight position in South Korea.
At the sector level, the primary drivers of outperformance during the reporting period included stock selection in financials and communication services, and a combination of stock selection and an overweight position in healthcare.
Top detractors from performance:
At the country level, the primary detractors from performance versus the benchmark in the Acadian portion of the Fund included stock selection in Israel, Taiwan, and the Netherlands.
At the sector level, detractors included stock selection in information technology and industrials, and a combination of stock selection and an underweight position in utilities.
Baillie Gifford Overseas Limited (Baillie Gifford)
The Baillie Gifford portion of the Fund underperformed the MSCI ACWI ex USA Index during the reporting period (on a gross of fees basis).
Top contributors to performance:
The strongest-performing sectors were technology and semiconductors, where overweight positions supported performance in the Baillie Gifford portion of the Fund.
Companies that were exposed to structural growth drivers, particularly in semiconductors, contributed over the reporting period.
The top contributors to performance in the Baillie Gifford portion of the Fund were Samsung Electronics Co. Ltd. and Taiwan Semiconductor Manufacturing Co. Ltd. Both companies benefited from sustained demand linked to artificial intelligence (AI) and continued technological advancement, supported by their scale, innovation, and strong competitive positions.
Holdings within materials and mining also contributed to performance in the Baillie Gifford portion of the Fund – notably Rio Tinto Ltd. and Lundin Mining Corp. – where rising demand for metals and resources supported returns. Petrobras ADR in energy and B3 SA in Brazilian market infrastructure also added to performance, benefiting from improving macroeconomic conditions in their respective markets.
Top detractors from performance:
The weakest-performing sectors included software and banks. The Baillie Gifford portion of the Fund was underweight in banks and the sector performed well. Software underperformance was largely driven by AI disruption fears.
The top detractors in the Baillie Gifford portion of the Fund were broad-based but concentrated in areas where valuation pressure was most acute, particularly within internet platforms and software, which fell amid fears of AI-driven disruption.
The largest individual detractors in the Baillie Gifford portion of the Fund were MercadoLibre Inc. and Scout24 SE. Their share prices pulled back despite continued business progress, reflecting a broader de-rating of growth-oriented names during the reporting period.
Elsewhere, select financial holdings including HDFC Bank Ltd., Deutsche Boerse ADR, and Kaspi.KZ JSC ADR also weighed on returns in the Baillie Gifford portion of the Fund. Not owning shares of SK Hynix Inc., which rose sharply on the back of AI-related memory demand, was a further headwind relative to the benchmark.
Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period and the deduction of the maximum applicable sales charge for Class A shares.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Optimum International Fund (Class A) – including sales charge	12.72%	3.09%	6.61%
Optimum International Fund (Class A) – excluding sales charge	19.62%	4.32%	7.25%
MSCI ACWI ex USA Index (net)	24.91%	7.02%	8.38%
MSCI ACWI ex USA Index (gross)	25.58%	7.56%	8.91%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit optimummutualfunds.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$1,040,527,952
Total number of portfolio holdings*	653
Total advisory fees paid (during reporting period)	$7,170,719
Portfolio turnover rate	75%
*	Excludes cash and cash equivalents.
Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Country allocation
China	11.40%
Japan	10.93%
Taiwan	9.30%
Netherlands	5.77%
South Korea	5.75%
Canada	5.69%
Switzerland	4.87%
United States	4.23%
France	3.88%
Germany	3.27%

Sector allocation*
Financials	24.32%
Information Technology	22.04%
Industrials	11.67%
Materials	8.70%
Healthcare	8.19%
Energy	6.51%
Communication Services	6.06%
Consumer Discretionary	5.80%
Consumer Staples	3.84%
Utilities	1.00%
Real Estate	0.60%

Top 10 equity holdings
Taiwan Semiconductor Manufacturing	5.39%
Samsung Electronics	3.18%
Roche Holding	2.38%
Novartis	1.73%
Tencent Holdings	1.47%
Rio Tinto	1.26%
Deutsche Boerse	1.22%
MediaTek	1.21%
ABB	1.18%
B3 - Brasil Bolsa Balcao	1.08%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
Changes in and disagreements with accountants
During the reporting period, there was a change in the Fund’s independent registered public accounting firm. On March 12, 2026, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Cohen & Company, Ltd. as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm. There were no disagreements with PwC during the Fund’s two most recent fiscal years or the subsequent interim period through March 12, 2026.

Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at optimummutualfunds.com/literature. You can also request this information by contacting us at 800 914-0278, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 914-0278 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at optimummutualfunds.com/literature.
(5422349)
TSAR-OAIEX-0526

Optimum International Fund
Class C : OCIEX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Optimum International Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at optimummutualfunds.com/literature. You can also request this information by contacting us at 800 914-0278, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$226	2.07%
Management's discussion of Fund performance
Performance highlights
Optimum International Fund (Class C) returned 18.68% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the MSCI ACWI (All Country World Index) ex USA Index (net) and MSCI ACWI ex USA Index (gross), the Fund's broad-based securities market index, returned 24.91% and 25.58%, respectively.
Acadian Asset Management LLC (Acadian)
The Acadian portion of the Fund outperformed the MSCI ACWI ex USA Index during the reporting period (on a gross of fees basis).
Top contributors to performance:
At the country level, the primary drivers of outperformance versus the benchmark in the Acadian portion of the Fund included stock selection in the UK and Switzerland, as well as an overweight position in South Korea.
At the sector level, the primary drivers of outperformance during the reporting period included stock selection in financials and communication services, and a combination of stock selection and an overweight position in healthcare.
Top detractors from performance:
At the country level, the primary detractors from performance versus the benchmark in the Acadian portion of the Fund included stock selection in Israel, Taiwan, and the Netherlands.
At the sector level, detractors included stock selection in information technology and industrials, and a combination of stock selection and an underweight position in utilities.
Baillie Gifford Overseas Limited (Baillie Gifford)
The Baillie Gifford portion of the Fund underperformed the MSCI ACWI ex USA Index during the reporting period (on a gross of fees basis).
Top contributors to performance:
The strongest-performing sectors were technology and semiconductors, where overweight positions supported performance in the Baillie Gifford portion of the Fund.
Companies that were exposed to structural growth drivers, particularly in semiconductors, contributed over the reporting period.
The top contributors to performance in the Baillie Gifford portion of the Fund were Samsung Electronics Co. Ltd. and Taiwan Semiconductor Manufacturing Co. Ltd. Both companies benefited from sustained demand linked to artificial intelligence (AI) and continued technological advancement, supported by their scale, innovation, and strong competitive positions.
Holdings within materials and mining also contributed to performance in the Baillie Gifford portion of the Fund – notably Rio Tinto Ltd. and Lundin Mining Corp. – where rising demand for metals and resources supported returns. Petrobras ADR in energy and B3 SA in Brazilian market infrastructure also added to performance, benefiting from improving macroeconomic conditions in their respective markets.
Top detractors from performance:
The weakest-performing sectors included software and banks. The Baillie Gifford portion of the Fund was underweight in banks and the sector performed well. Software underperformance was largely driven by AI disruption fears.
The top detractors in the Baillie Gifford portion of the Fund were broad-based but concentrated in areas where valuation pressure was most acute, particularly within internet platforms and software, which fell amid fears of AI-driven disruption.
The largest individual detractors in the Baillie Gifford portion of the Fund were MercadoLibre Inc. and Scout24 SE. Their share prices pulled back despite continued business progress, reflecting a broader de-rating of growth-oriented names during the reporting period.
Elsewhere, select financial holdings including HDFC Bank Ltd., Deutsche Boerse ADR, and Kaspi.KZ JSC ADR also weighed on returns in the Baillie Gifford portion of the Fund. Not owning shares of SK Hynix Inc., which rose sharply on the back of AI-related memory demand, was a further headwind relative to the benchmark.
Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Optimum International Fund (Class C) – including sales charge	17.68%	3.53%	6.45%
Optimum International Fund (Class C) – excluding sales charge	18.68%	3.53%	6.45%
MSCI ACWI ex USA Index (net)	24.91%	7.02%	8.38%
MSCI ACWI ex USA Index (gross)	25.58%	7.56%	8.91%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit optimummutualfunds.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$1,040,527,952
Total number of portfolio holdings*	653
Total advisory fees paid (during reporting period)	$7,170,719
Portfolio turnover rate	75%
*	Excludes cash and cash equivalents.
Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Country allocation
China	11.40%
Japan	10.93%
Taiwan	9.30%
Netherlands	5.77%
South Korea	5.75%
Canada	5.69%
Switzerland	4.87%
United States	4.23%
France	3.88%
Germany	3.27%

Sector allocation*
Financials	24.32%
Information Technology	22.04%
Industrials	11.67%
Materials	8.70%
Healthcare	8.19%
Energy	6.51%
Communication Services	6.06%
Consumer Discretionary	5.80%
Consumer Staples	3.84%
Utilities	1.00%
Real Estate	0.60%

Top 10 equity holdings
Taiwan Semiconductor Manufacturing	5.39%
Samsung Electronics	3.18%
Roche Holding	2.38%
Novartis	1.73%
Tencent Holdings	1.47%
Rio Tinto	1.26%
Deutsche Boerse	1.22%
MediaTek	1.21%
ABB	1.18%
B3 - Brasil Bolsa Balcao	1.08%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
Changes in and disagreements with accountants
During the reporting period, there was a change in the Fund’s independent registered public accounting firm. On March 12, 2026, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Cohen & Company, Ltd. as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm. There were no disagreements with PwC during the Fund’s two most recent fiscal years or the subsequent interim period through March 12, 2026.

Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at optimummutualfunds.com/literature. You can also request this information by contacting us at 800 914-0278, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 914-0278 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at optimummutualfunds.com/literature.
(5422349)
TSAR-OCIEX-0526

Optimum International Fund
Institutional Class : OIIEX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Optimum International Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at optimummutualfunds.com/literature. You can also request this information by contacting us at 800 914-0278, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$118	1.07%
Management's discussion of Fund performance
Performance highlights
Optimum International Fund (Institutional Class) returned 19.88% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the MSCI ACWI (All Country World Index) ex USA Index (net) and MSCI ACWI ex USA Index (gross), the Fund's broad-based securities market index, returned 24.91% and 25.58%, respectively.
Acadian Asset Management LLC (Acadian)
The Acadian portion of the Fund outperformed the MSCI ACWI ex USA Index during the reporting period (on a gross of fees basis).
Top contributors to performance:
At the country level, the primary drivers of outperformance versus the benchmark in the Acadian portion of the Fund included stock selection in the UK and Switzerland, as well as an overweight position in South Korea.
At the sector level, the primary drivers of outperformance during the reporting period included stock selection in financials and communication services, and a combination of stock selection and an overweight position in healthcare.
Top detractors from performance:
At the country level, the primary detractors from performance versus the benchmark in the Acadian portion of the Fund included stock selection in Israel, Taiwan, and the Netherlands.
At the sector level, detractors included stock selection in information technology and industrials, and a combination of stock selection and an underweight position in utilities.
Baillie Gifford Overseas Limited (Baillie Gifford)
The Baillie Gifford portion of the Fund underperformed the MSCI ACWI ex USA Index during the reporting period (on a gross of fees basis).
Top contributors to performance:
The strongest-performing sectors were technology and semiconductors, where overweight positions supported performance in the Baillie Gifford portion of the Fund.
Companies that were exposed to structural growth drivers, particularly in semiconductors, contributed over the reporting period.
The top contributors to performance in the Baillie Gifford portion of the Fund were Samsung Electronics Co. Ltd. and Taiwan Semiconductor Manufacturing Co. Ltd. Both companies benefited from sustained demand linked to artificial intelligence (AI) and continued technological advancement, supported by their scale, innovation, and strong competitive positions.
Holdings within materials and mining also contributed to performance in the Baillie Gifford portion of the Fund – notably Rio Tinto Ltd. and Lundin Mining Corp. – where rising demand for metals and resources supported returns. Petrobras ADR in energy and B3 SA in Brazilian market infrastructure also added to performance, benefiting from improving macroeconomic conditions in their respective markets.
Top detractors from performance:
The weakest-performing sectors included software and banks. The Baillie Gifford portion of the Fund was underweight in banks and the sector performed well. Software underperformance was largely driven by AI disruption fears.
The top detractors in the Baillie Gifford portion of the Fund were broad-based but concentrated in areas where valuation pressure was most acute, particularly within internet platforms and software, which fell amid fears of AI-driven disruption.
The largest individual detractors in the Baillie Gifford portion of the Fund were MercadoLibre Inc. and Scout24 SE. Their share prices pulled back despite continued business progress, reflecting a broader de-rating of growth-oriented names during the reporting period.
Elsewhere, select financial holdings including HDFC Bank Ltd., Deutsche Boerse ADR, and Kaspi.KZ JSC ADR also weighed on returns in the Baillie Gifford portion of the Fund. Not owning shares of SK Hynix Inc., which rose sharply on the back of AI-related memory demand, was a further headwind relative to the benchmark.
Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Optimum International Fund (Institutional Class) – including sales charge	19.88%	4.58%	7.52%
Optimum International Fund (Institutional Class) – excluding sales charge	19.88%	4.58%	7.52%
MSCI ACWI ex USA Index (net)	24.91%	7.02%	8.38%
MSCI ACWI ex USA Index (gross)	25.58%	7.56%	8.91%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit optimummutualfunds.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$1,040,527,952
Total number of portfolio holdings*	653
Total advisory fees paid (during reporting period)	$7,170,719
Portfolio turnover rate	75%
*	Excludes cash and cash equivalents.
Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Country allocation
China	11.40%
Japan	10.93%
Taiwan	9.30%
Netherlands	5.77%
South Korea	5.75%
Canada	5.69%
Switzerland	4.87%
United States	4.23%
France	3.88%
Germany	3.27%

Sector allocation*
Financials	24.32%
Information Technology	22.04%
Industrials	11.67%
Materials	8.70%
Healthcare	8.19%
Energy	6.51%
Communication Services	6.06%
Consumer Discretionary	5.80%
Consumer Staples	3.84%
Utilities	1.00%
Real Estate	0.60%

Top 10 equity holdings
Taiwan Semiconductor Manufacturing	5.39%
Samsung Electronics	3.18%
Roche Holding	2.38%
Novartis	1.73%
Tencent Holdings	1.47%
Rio Tinto	1.26%
Deutsche Boerse	1.22%
MediaTek	1.21%
ABB	1.18%
B3 - Brasil Bolsa Balcao	1.08%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
Changes in and disagreements with accountants
During the reporting period, there was a change in the Fund’s independent registered public accounting firm. On March 12, 2026, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Cohen & Company, Ltd. as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm. There were no disagreements with PwC during the Fund’s two most recent fiscal years or the subsequent interim period through March 12, 2026.

Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at optimummutualfunds.com/literature. You can also request this information by contacting us at 800 914-0278, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 914-0278 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at optimummutualfunds.com/literature.
(5422349)
TSAR-OIIEX-0526

Optimum Large Cap Growth Fund
Class A : OALGX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Optimum Large Cap Growth Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at optimummutualfunds.com/literature. You can also request this information by contacting us at 800 914-0278, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$131	1.20%
Management's discussion of Fund performance
Performance highlights
Optimum Large Cap Growth Fund (Class A) returned 18.36% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 1000® Index, the Fund's broad-based securities market index, returned 17.74%, while the Russell 1000® Growth Index, the Fund's narrowly based securities market index (benchmark), returned 18.81%.
American Century Investment Management Inc. (American Century)
The American Century portion of the Fund underperformed the benchmark during the reporting period (on a gross of fees basis).
Top contributors to performance:
Positioning in the communication services sector (interactive media and services) contributed to performance in the American Century portion of the Fund. A notable contributor in the sector was an overweight to Alphabet Inc., a leading search, cloud, and artificial intelligence (AI) model provider.
Stock selection in industrials was also a contributor relative to the benchmark. It was beneficial to be underrepresented in professional services stocks, many of which underperformed amid worries about the effect of AI on businesses in the sector. Stock choices among companies within building products were other sources of relative strength.
Top detractors from performance:
Stock selection in the information technology sector (software) detracted from performance in the American Century portion of the Fund. Concerns about the potential for AI to either replace or reduce the products and profits of software-as-a-service (SaaS) companies weighed on the industry. Oracle Corp., Zscaler Inc., DocuSign Inc., and Salesforce Inc. were notable detractors in this space.
Positioning in the healthcare sector (healthcare providers and services) also detracted from performance during the reporting period. Select stocks in this space suffered from regulatory and funding concerns amid high utilization and cuts to Medicare. UnitedHealth Group Inc. was a notable detractor from relative results. The stock fell as the company lowered its revenue outlook and underwent a management change.
Los Angeles Capital Management LLC (Los Angeles Capital)
The Los Angeles Capital portion of the Fund outperformed the benchmark, during the reporting period (on a gross of fees basis).
Top contributors to performance:
A preference for companies with favorable analyst sentiment, as well as attractive valuations relative to both cash flows and balance sheets added to performance in the Los Angeles Capital portion of the Fund.
An overweight to growth companies with strong fundamental momentum contributed to performance, while exposure to higher-quality companies further added to performance in the Los Angeles Capital portion of the Fund.
The technology and basic material sectors contributed to performance, driven by exposure to AngloGold Ashanti PLC and Amphenol Corp., which performed strongly over the reporting period and exhibited the fundamental characteristics that investors favored.
Top detractors from performance:
Los Angeles Capital’s underweight to stocks with momentum that was not backed up by fundamentals detracted from returns, as more speculative behavior was rewarded over the reporting period, in Los Angeles Capital's opinion.
A tilt towards smaller market capitalization companies detracted from performance in the Los Angeles Capital portion of the Fund as investors rewarded larger peers, while a tilt toward stocks with higher price volatility modestly held back returns.
The consumer cyclical and communication service sectors detracted from performance in the Los Angeles Capital portion of the Fund, primarily due to average underweight positions in Tesla Inc. and Alphabet Inc. Both companies demonstrated elevated valuations in a market that favored firms offering greater potential for near-term earnings.
Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period and the deduction of the maximum applicable sales charge for Class A shares.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Optimum Large Cap Growth Fund (Class A) – including sales charge	11.54%	7.18%	13.05%
Optimum Large Cap Growth Fund (Class A) – excluding sales charge	18.36%	8.45%	13.72%
Russell 1000 Index	17.74%	11.34%	13.97%
Russell 1000 Growth Index	18.81%	12.76%	16.83%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit optimummutualfunds.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$1,694,631,874
Total number of portfolio holdings*	131
Total advisory fees paid (during reporting period)	$13,117,624
Portfolio turnover rate	79%
*	Excludes cash and cash equivalents.
Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Information Technology	49.08%
Communication Services	13.31%
Consumer Discretionary	10.48%
Healthcare	8.46%
Industrials	7.04%
Financials	6.77%
Consumer Staples	1.89%
Energy	1.25%
Materials	0.88%
Utilities	0.38%

Top 10 equity holdings
NVIDIA	14.50%
Apple	10.47%
Microsoft	7.14%
Amazon.com	4.53%
Alphabet Class A	4.31%
Broadcom	3.95%
Alphabet Class C	3.63%
Meta Platforms Class A	3.08%
Tesla	2.88%
Eli Lilly & Co.	2.31%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
Changes in and disagreements with accountants
During the reporting period, there was a change in the Fund’s independent registered public accounting firm. On March 12, 2026, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Cohen & Company, Ltd. as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm. There were no disagreements with PwC during the Fund’s two most recent fiscal years or the subsequent interim period through March 12, 2026.

Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at optimummutualfunds.com/literature. You can also request this information by contacting us at 800 914-0278, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 914-0278 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at optimummutualfunds.com/literature.
(5422349)
TSAR-OALGX-0526

Optimum Large Cap Growth Fund
Class C : OCLGX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Optimum Large Cap Growth Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at optimummutualfunds.com/literature. You can also request this information by contacting us at 800 914-0278, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$212	1.95%
Management's discussion of Fund performance
Performance highlights
Optimum Large Cap Growth Fund (Class C) returned 17.42% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 1000® Index, the Fund's broad-based securities market index, returned 17.74%, while the Russell 1000® Growth Index, the Fund's narrowly based securities market index (benchmark), returned 18.81%.
American Century Investment Management Inc. (American Century)
The American Century portion of the Fund underperformed the benchmark during the reporting period (on a gross of fees basis).
Top contributors to performance:
Positioning in the communication services sector (interactive media and services) contributed to performance in the American Century portion of the Fund. A notable contributor in the sector was an overweight to Alphabet Inc., a leading search, cloud, and artificial intelligence (AI) model provider.
Stock selection in industrials was also a contributor relative to the benchmark. It was beneficial to be underrepresented in professional services stocks, many of which underperformed amid worries about the effect of AI on businesses in the sector. Stock choices among companies within building products were other sources of relative strength.
Top detractors from performance:
Stock selection in the information technology sector (software) detracted from performance in the American Century portion of the Fund. Concerns about the potential for AI to either replace or reduce the products and profits of software-as-a-service (SaaS) companies weighed on the industry. Oracle Corp., Zscaler Inc., DocuSign Inc., and Salesforce Inc. were notable detractors in this space.
Positioning in the healthcare sector (healthcare providers and services) also detracted from performance during the reporting period. Select stocks in this space suffered from regulatory and funding concerns amid high utilization and cuts to Medicare. UnitedHealth Group Inc. was a notable detractor from relative results. The stock fell as the company lowered its revenue outlook and underwent a management change.
Los Angeles Capital Management LLC (Los Angeles Capital)
The Los Angeles Capital portion of the Fund outperformed the benchmark, during the reporting period (on a gross of fees basis).
Top contributors to performance:
A preference for companies with favorable analyst sentiment, as well as attractive valuations relative to both cash flows and balance sheets added to performance in the Los Angeles Capital portion of the Fund.
An overweight to growth companies with strong fundamental momentum contributed to performance, while exposure to higher-quality companies further added to performance in the Los Angeles Capital portion of the Fund.
The technology and basic material sectors contributed to performance, driven by exposure to AngloGold Ashanti PLC and Amphenol Corp., which performed strongly over the reporting period and exhibited the fundamental characteristics that investors favored.
Top detractors from performance:
Los Angeles Capital’s underweight to stocks with momentum that was not backed up by fundamentals detracted from returns, as more speculative behavior was rewarded over the reporting period, in Los Angeles Capital's opinion.
A tilt towards smaller market capitalization companies detracted from performance in the Los Angeles Capital portion of the Fund as investors rewarded larger peers, while a tilt toward stocks with higher price volatility modestly held back returns.
The consumer cyclical and communication service sectors detracted from performance in the Los Angeles Capital portion of the Fund, primarily due to average underweight positions in Tesla Inc. and Alphabet Inc. Both companies demonstrated elevated valuations in a market that favored firms offering greater potential for near-term earnings.
Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Optimum Large Cap Growth Fund (Class C) – including sales charge	16.51%	7.62%	12.86%
Optimum Large Cap Growth Fund (Class C) – excluding sales charge	17.42%	7.62%	12.86%
Russell 1000 Index	17.74%	11.34%	13.97%
Russell 1000 Growth Index	18.81%	12.76%	16.83%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit optimummutualfunds.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$1,694,631,874
Total number of portfolio holdings*	131
Total advisory fees paid (during reporting period)	$13,117,624
Portfolio turnover rate	79%
*	Excludes cash and cash equivalents.
Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Information Technology	49.08%
Communication Services	13.31%
Consumer Discretionary	10.48%
Healthcare	8.46%
Industrials	7.04%
Financials	6.77%
Consumer Staples	1.89%
Energy	1.25%
Materials	0.88%
Utilities	0.38%

Top 10 equity holdings
NVIDIA	14.50%
Apple	10.47%
Microsoft	7.14%
Amazon.com	4.53%
Alphabet Class A	4.31%
Broadcom	3.95%
Alphabet Class C	3.63%
Meta Platforms Class A	3.08%
Tesla	2.88%
Eli Lilly & Co.	2.31%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
Changes in and disagreements with accountants
During the reporting period, there was a change in the Fund’s independent registered public accounting firm. On March 12, 2026, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Cohen & Company, Ltd. as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm. There were no disagreements with PwC during the Fund’s two most recent fiscal years or the subsequent interim period through March 12, 2026.

Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at optimummutualfunds.com/literature. You can also request this information by contacting us at 800 914-0278, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 914-0278 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at optimummutualfunds.com/literature.
(5422349)
TSAR-OCLGX-0526

Optimum Large Cap Growth Fund
Institutional Class : OILGX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Optimum Large Cap Growth Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at optimummutualfunds.com/literature. You can also request this information by contacting us at 800 914-0278, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$104	0.95%
Management's discussion of Fund performance
Performance highlights
Optimum Large Cap Growth Fund (Institutional Class) returned 18.68% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 1000® Index, the Fund's broad-based securities market index, returned 17.74%, while the Russell 1000® Growth Index, the Fund's narrowly based securities market index (benchmark), returned 18.81%.
American Century Investment Management Inc. (American Century)
The American Century portion of the Fund underperformed the benchmark during the reporting period (on a gross of fees basis).
Top contributors to performance:
Positioning in the communication services sector (interactive media and services) contributed to performance in the American Century portion of the Fund. A notable contributor in the sector was an overweight to Alphabet Inc., a leading search, cloud, and artificial intelligence (AI) model provider.
Stock selection in industrials was also a contributor relative to the benchmark. It was beneficial to be underrepresented in professional services stocks, many of which underperformed amid worries about the effect of AI on businesses in the sector. Stock choices among companies within building products were other sources of relative strength.
Top detractors from performance:
Stock selection in the information technology sector (software) detracted from performance in the American Century portion of the Fund. Concerns about the potential for AI to either replace or reduce the products and profits of software-as-a-service (SaaS) companies weighed on the industry. Oracle Corp., Zscaler Inc., DocuSign Inc., and Salesforce Inc. were notable detractors in this space.
Positioning in the healthcare sector (healthcare providers and services) also detracted from performance during the reporting period. Select stocks in this space suffered from regulatory and funding concerns amid high utilization and cuts to Medicare. UnitedHealth Group Inc. was a notable detractor from relative results. The stock fell as the company lowered its revenue outlook and underwent a management change.
Los Angeles Capital Management LLC (Los Angeles Capital)
The Los Angeles Capital portion of the Fund outperformed the benchmark, during the reporting period (on a gross of fees basis).
Top contributors to performance:
A preference for companies with favorable analyst sentiment, as well as attractive valuations relative to both cash flows and balance sheets added to performance in the Los Angeles Capital portion of the Fund.
An overweight to growth companies with strong fundamental momentum contributed to performance, while exposure to higher-quality companies further added to performance in the Los Angeles Capital portion of the Fund.
The technology and basic material sectors contributed to performance, driven by exposure to AngloGold Ashanti PLC and Amphenol Corp., which performed strongly over the reporting period and exhibited the fundamental characteristics that investors favored.
Top detractors from performance:
Los Angeles Capital’s underweight to stocks with momentum that was not backed up by fundamentals detracted from returns, as more speculative behavior was rewarded over the reporting period, in Los Angeles Capital's opinion.
A tilt towards smaller market capitalization companies detracted from performance in the Los Angeles Capital portion of the Fund as investors rewarded larger peers, while a tilt toward stocks with higher price volatility modestly held back returns.
The consumer cyclical and communication service sectors detracted from performance in the Los Angeles Capital portion of the Fund, primarily due to average underweight positions in Tesla Inc. and Alphabet Inc. Both companies demonstrated elevated valuations in a market that favored firms offering greater potential for near-term earnings.
Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Optimum Large Cap Growth Fund (Institutional Class) – including sales charge	18.68%	8.73%	14.01%
Optimum Large Cap Growth Fund (Institutional Class) – excluding sales charge	18.68%	8.73%	14.01%
Russell 1000 Index	17.74%	11.34%	13.97%
Russell 1000 Growth Index	18.81%	12.76%	16.83%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit optimummutualfunds.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$1,694,631,874
Total number of portfolio holdings*	131
Total advisory fees paid (during reporting period)	$13,117,624
Portfolio turnover rate	79%
*	Excludes cash and cash equivalents.
Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Information Technology	49.08%
Communication Services	13.31%
Consumer Discretionary	10.48%
Healthcare	8.46%
Industrials	7.04%
Financials	6.77%
Consumer Staples	1.89%
Energy	1.25%
Materials	0.88%
Utilities	0.38%

Top 10 equity holdings
NVIDIA	14.50%
Apple	10.47%
Microsoft	7.14%
Amazon.com	4.53%
Alphabet Class A	4.31%
Broadcom	3.95%
Alphabet Class C	3.63%
Meta Platforms Class A	3.08%
Tesla	2.88%
Eli Lilly & Co.	2.31%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
Changes in and disagreements with accountants
During the reporting period, there was a change in the Fund’s independent registered public accounting firm. On March 12, 2026, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Cohen & Company, Ltd. as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm. There were no disagreements with PwC during the Fund’s two most recent fiscal years or the subsequent interim period through March 12, 2026.

Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at optimummutualfunds.com/literature. You can also request this information by contacting us at 800 914-0278, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 914-0278 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at optimummutualfunds.com/literature.
(5422349)
TSAR-OILGX-0526

Optimum Large Cap Value Fund
Class A : OALVX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Optimum Large Cap Value Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at optimummutualfunds.com/literature. You can also request this information by contacting us at 800 914-0278, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$124	1.17%
Management's discussion of Fund performance
Performance highlights
Optimum Large Cap Value Fund (Class A) returned 12.71% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 1000® Index, the Fund's broad-based securities market index, returned 17.74%, while the Russell 1000® Value Index, the Fund's narrowly based securities market index (benchmark), returned 15.87%.
Massachusetts Financial Services Company (MFS)
The MFS portion of the Fund underperformed the benchmark during the reporting period (on a gross of fees basis).
Top contributors to performance:
A combination of security selection and an underweight allocation to the consumer discretionary and real estate sectors helped relative performance in the MFS portion of the Fund.
Stock selection in the healthcare sector contributed to relative returns during the reporting period.
Not owning shares of UnitedHealth Group Inc. and Berkshire Hathaway Inc. contributed to performance in the MFS portion of the Fund. Holding shares of KLA Corp. was also a contributor, as demand for semiconductor inspection and process control tools was supported by continued artificial intelligence (AI) adoption and advanced packaging complexity. Not owning UnitedHealth Group in the MFS portion of the Fund contributed to performance as its share price traded lower on reports of an investigation by the US Department of Justice (DOJ) into claims of fraud in its Medicare Advantage program. Additionally, news that CEO Andrew Witty was stepping down for personal reasons weighed on the stock. Not owning shares of insurance and investment firm Berkshire Hathaway bolstered relative returns as the company reported lower-than-expected earnings during the reporting period, primarily due to lower investment income.
Top detractors from performance:
A combination of security selection and an underweight allocation to the information technology sector weakened relative performance in the MFS portion of the Fund.
A combination of an overweight allocation and security selection within the financials sector further detracted from relative returns during the reporting period.
Stock selection within the industrials, consumer staples, and utilities sectors held back relative results in the MFS portion of the Fund.
An overweight holding of Progressive Corp. hindered results. Despite policy growth momentum, competitive pricing pressures and higher operating expenses constrained profitability improvement for Progressive. Holding shares of Cigna Group detracted from performance despite growth in its specialty and pharmacy benefit management (PBM) business, as elevated cost trends pressured margins. Not owning shares of Alphabet Inc. detracted from performance during the reporting period. Shares of Alphabet appreciated as the DOJ settlement removed the largest overhang on the stock. Additionally, the company delivered stronger-than-expected financial results driven by robust advertising demand and continued leadership in search technology. Alphabet also successfully integrated AI tools that enhanced advertising efficiency and monetization, while maintaining a competitive advantage over emerging rivals.
Great Lakes Advisors, LLC (Great Lakes)
The Great Lakes portion of the Fund outperformed the benchmark during the reporting period (on a gross of fees basis).
Top contributors to performance:
Sector allocation added to relative performance in the Great Lakes portion of the Fund, driven by an underweight in commercial services and consumer staples stocks, and an overweight position in manufacturing stocks.
While stock selection in the Great Lakes portion of the Fund was neutral to relative performance, value was added in the technology, transportation, manufacturing, and financial services sectors.
Notable individual contributors to performance in the Great Lakes portion of the Fund for the reporting period included: Micron Technology Inc., a global manufacturer of memory chips that benefited from a supply/demand imbalance that supported strong pricing; Quanta Services Inc., an engineering and construction company that benefited from unprecedented investments in power generation and transmission by utilities; and Broadcom Inc., a semiconductor solutions company that benefited from accelerating custom silicon demand.
Top detractors from performance:
Stock selection was particularly weak in Great Lakes’ holdings within the healthcare sector, as evidenced by disappointing results from Boston Scientific Corp., a medical-device manufacturer that lowered its growth outlook, and UnitedHealth Group Inc., the largest health insurance provider in the US, whose stock came under broad pressure due to financial, regulatory, and operational issues.
Overweight positions in healthcare and consumer services stocks detracted from performance in the Great Lakes portion of the Fund during the reporting period.
Relative performance in the Great Lakes portion of the Fund was hurt by not owning or being underweight certain individual stocks in the benchmark that outperformed, which included Johnson & Johnson, Caterpillar Inc., Walmart Inc., and Intel Corp.
Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period and the deduction of the maximum applicable sales charge for Class A shares.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Optimum Large Cap Value Fund (Class A) – including sales charge	6.22%	7.70%	9.27%
Optimum Large Cap Value Fund (Class A) – excluding sales charge	12.71%	8.98%	9.91%
Russell 1000 Index	17.74%	11.34%	13.97%
Russell 1000 Value Index	15.87%	9.43%	10.58%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit optimummutualfunds.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$1,755,223,446
Total number of portfolio holdings*	123
Total advisory fees paid (during reporting period)	$11,882,867
Portfolio turnover rate	16%
*	Excludes cash and cash equivalents.
Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Financials	24.29%
Industrials	17.33%
Healthcare	13.39%
Information Technology	8.88%
Energy	7.75%
Utilities	5.94%
Consumer Discretionary	5.80%
Communication Services	4.84%
Consumer Staples	4.22%
Materials	3.47%
Real Estate	2.72%

Top 10 equity holdings
JPMorgan Chase & Co.	4.16%
Exxon Mobil	2.87%
RTX	2.62%
ConocoPhillips	1.93%
Alphabet Class A	1.88%
Lowe's	1.68%
Blackrock	1.68%
Duke Energy	1.67%
Travelers	1.67%
Boeing	1.60%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective July 31, 2025, the Fund introduced a revised fee waiver for Class A shares of 0.93% (excluding certain items, such as distribution and service (12b-1) fees).
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at optimummutualfunds.com/literature or upon request at 800 914‑0278, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
During the reporting period, there was a change in the Fund’s independent registered public accounting firm. On March 12, 2026, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Cohen & Company, Ltd. as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm. There were no disagreements with PwC during the Fund’s two most recent fiscal years or the subsequent interim period through March 12, 2026.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at optimummutualfunds.com/literature. You can also request this information by contacting us at 800 914-0278, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 914-0278 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at optimummutualfunds.com/literature.
(5422349)
TSAR-OALVX-0526

Optimum Large Cap Value Fund
Class C : OCLVX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Optimum Large Cap Value Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at optimummutualfunds.com/literature. You can also request this information by contacting us at 800 914-0278, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$203	1.92%
Management's discussion of Fund performance
Performance highlights
Optimum Large Cap Value Fund (Class C) returned 11.82% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 1000® Index, the Fund's broad-based securities market index, returned 17.74%, while the Russell 1000® Value Index, the Fund's narrowly based securities market index (benchmark), returned 15.87%.
Massachusetts Financial Services Company (MFS)
The MFS portion of the Fund underperformed the benchmark during the reporting period (on a gross of fees basis).
Top contributors to performance:
A combination of security selection and an underweight allocation to the consumer discretionary and real estate sectors helped relative performance in the MFS portion of the Fund.
Stock selection in the healthcare sector contributed to relative returns during the reporting period.
Not owning shares of UnitedHealth Group Inc. and Berkshire Hathaway Inc. contributed to performance in the MFS portion of the Fund. Holding shares of KLA Corp. was also a contributor, as demand for semiconductor inspection and process control tools was supported by continued artificial intelligence (AI) adoption and advanced packaging complexity. Not owning UnitedHealth Group in the MFS portion of the Fund contributed to performance as its share price traded lower on reports of an investigation by the US Department of Justice (DOJ) into claims of fraud in its Medicare Advantage program. Additionally, news that CEO Andrew Witty was stepping down for personal reasons weighed on the stock. Not owning shares of insurance and investment firm Berkshire Hathaway bolstered relative returns as the company reported lower-than-expected earnings during the reporting period, primarily due to lower investment income.
Top detractors from performance:
A combination of security selection and an underweight allocation to the information technology sector weakened relative performance in the MFS portion of the Fund.
A combination of an overweight allocation and security selection within the financials sector further detracted from relative returns during the reporting period.
Stock selection within the industrials, consumer staples, and utilities sectors held back relative results in the MFS portion of the Fund.
An overweight holding of Progressive Corp. hindered results. Despite policy growth momentum, competitive pricing pressures and higher operating expenses constrained profitability improvement for Progressive. Holding shares of Cigna Group detracted from performance despite growth in its specialty and pharmacy benefit management (PBM) business, as elevated cost trends pressured margins. Not owning shares of Alphabet Inc. detracted from performance during the reporting period. Shares of Alphabet appreciated as the DOJ settlement removed the largest overhang on the stock. Additionally, the company delivered stronger-than-expected financial results driven by robust advertising demand and continued leadership in search technology. Alphabet also successfully integrated AI tools that enhanced advertising efficiency and monetization, while maintaining a competitive advantage over emerging rivals.
Great Lakes Advisors, LLC (Great Lakes)
The Great Lakes portion of the Fund outperformed the benchmark during the reporting period (on a gross of fees basis).
Top contributors to performance:
Sector allocation added to relative performance in the Great Lakes portion of the Fund, driven by an underweight in commercial services and consumer staples stocks, and an overweight position in manufacturing stocks.
While stock selection in the Great Lakes portion of the Fund was neutral to relative performance, value was added in the technology, transportation, manufacturing, and financial services sectors.
Notable individual contributors to performance in the Great Lakes portion of the Fund for the reporting period included: Micron Technology Inc., a global manufacturer of memory chips that benefited from a supply/demand imbalance that supported strong pricing; Quanta Services Inc., an engineering and construction company that benefited from unprecedented investments in power generation and transmission by utilities; and Broadcom Inc., a semiconductor solutions company that benefited from accelerating custom silicon demand.
Top detractors from performance:
Stock selection was particularly weak in Great Lakes’ holdings within the healthcare sector, as evidenced by disappointing results from Boston Scientific Corp., a medical-device manufacturer that lowered its growth outlook, and UnitedHealth Group Inc., the largest health insurance provider in the US, whose stock came under broad pressure due to financial, regulatory, and operational issues.
Overweight positions in healthcare and consumer services stocks detracted from performance in the Great Lakes portion of the Fund during the reporting period.
Relative performance in the Great Lakes portion of the Fund was hurt by not owning or being underweight certain individual stocks in the benchmark that outperformed, which included Johnson & Johnson, Caterpillar Inc., Walmart Inc., and Intel Corp.
Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Optimum Large Cap Value Fund (Class C) – including sales charge	10.82%	8.16%	9.08%
Optimum Large Cap Value Fund (Class C) – excluding sales charge	11.82%	8.16%	9.08%
Russell 1000 Index	17.74%	11.34%	13.97%
Russell 1000 Value Index	15.87%	9.43%	10.58%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit optimummutualfunds.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$1,755,223,446
Total number of portfolio holdings*	123
Total advisory fees paid (during reporting period)	$11,882,867
Portfolio turnover rate	16%
*	Excludes cash and cash equivalents.
Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Financials	24.29%
Industrials	17.33%
Healthcare	13.39%
Information Technology	8.88%
Energy	7.75%
Utilities	5.94%
Consumer Discretionary	5.80%
Communication Services	4.84%
Consumer Staples	4.22%
Materials	3.47%
Real Estate	2.72%

Top 10 equity holdings
JPMorgan Chase & Co.	4.16%
Exxon Mobil	2.87%
RTX	2.62%
ConocoPhillips	1.93%
Alphabet Class A	1.88%
Lowe's	1.68%
Blackrock	1.68%
Duke Energy	1.67%
Travelers	1.67%
Boeing	1.60%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective July 31, 2025, the Fund introduced a revised fee waiver for Class C shares of 0.93% (excluding certain items, such as distribution and service (12b-1) fees).
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at optimummutualfunds.com/literature or upon request at 800 914‑0278, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
During the reporting period, there was a change in the Fund’s independent registered public accounting firm. On March 12, 2026, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Cohen & Company, Ltd. as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm. There were no disagreements with PwC during the Fund’s two most recent fiscal years or the subsequent interim period through March 12, 2026.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at optimummutualfunds.com/literature. You can also request this information by contacting us at 800 914-0278, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 914-0278 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at optimummutualfunds.com/literature.
(5422349)
TSAR-OCLVX-0526

Optimum Large Cap Value Fund
Institutional Class : OILVX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Optimum Large Cap Value Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at optimummutualfunds.com/literature. You can also request this information by contacting us at 800 914-0278, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$98	0.92%
Management's discussion of Fund performance
Performance highlights
Optimum Large Cap Value Fund (Institutional Class) returned 12.93% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 1000® Index, the Fund's broad-based securities market index, returned 17.74%, while the Russell 1000® Value Index, the Fund's narrowly based securities market index (benchmark), returned 15.87%.
Massachusetts Financial Services Company (MFS)
The MFS portion of the Fund underperformed the benchmark during the reporting period (on a gross of fees basis).
Top contributors to performance:
A combination of security selection and an underweight allocation to the consumer discretionary and real estate sectors helped relative performance in the MFS portion of the Fund.
Stock selection in the healthcare sector contributed to relative returns during the reporting period.
Not owning shares of UnitedHealth Group Inc. and Berkshire Hathaway Inc. contributed to performance in the MFS portion of the Fund. Holding shares of KLA Corp. was also a contributor, as demand for semiconductor inspection and process control tools was supported by continued artificial intelligence (AI) adoption and advanced packaging complexity. Not owning UnitedHealth Group in the MFS portion of the Fund contributed to performance as its share price traded lower on reports of an investigation by the US Department of Justice (DOJ) into claims of fraud in its Medicare Advantage program. Additionally, news that CEO Andrew Witty was stepping down for personal reasons weighed on the stock. Not owning shares of insurance and investment firm Berkshire Hathaway bolstered relative returns as the company reported lower-than-expected earnings during the reporting period, primarily due to lower investment income.
Top detractors from performance:
A combination of security selection and an underweight allocation to the information technology sector weakened relative performance in the MFS portion of the Fund.
A combination of an overweight allocation and security selection within the financials sector further detracted from relative returns during the reporting period.
Stock selection within the industrials, consumer staples, and utilities sectors held back relative results in the MFS portion of the Fund.
An overweight holding of Progressive Corp. hindered results. Despite policy growth momentum, competitive pricing pressures and higher operating expenses constrained profitability improvement for Progressive. Holding shares of Cigna Group detracted from performance despite growth in its specialty and pharmacy benefit management (PBM) business, as elevated cost trends pressured margins. Not owning shares of Alphabet Inc. detracted from performance during the reporting period. Shares of Alphabet appreciated as the DOJ settlement removed the largest overhang on the stock. Additionally, the company delivered stronger-than-expected financial results driven by robust advertising demand and continued leadership in search technology. Alphabet also successfully integrated AI tools that enhanced advertising efficiency and monetization, while maintaining a competitive advantage over emerging rivals.
Great Lakes Advisors, LLC (Great Lakes)
The Great Lakes portion of the Fund outperformed the benchmark during the reporting period (on a gross of fees basis).
Top contributors to performance:
Sector allocation added to relative performance in the Great Lakes portion of the Fund, driven by an underweight in commercial services and consumer staples stocks, and an overweight position in manufacturing stocks.
While stock selection in the Great Lakes portion of the Fund was neutral to relative performance, value was added in the technology, transportation, manufacturing, and financial services sectors.
Notable individual contributors to performance in the Great Lakes portion of the Fund for the reporting period included: Micron Technology Inc., a global manufacturer of memory chips that benefited from a supply/demand imbalance that supported strong pricing; Quanta Services Inc., an engineering and construction company that benefited from unprecedented investments in power generation and transmission by utilities; and Broadcom Inc., a semiconductor solutions company that benefited from accelerating custom silicon demand.
Top detractors from performance:
Stock selection was particularly weak in Great Lakes’ holdings within the healthcare sector, as evidenced by disappointing results from Boston Scientific Corp., a medical-device manufacturer that lowered its growth outlook, and UnitedHealth Group Inc., the largest health insurance provider in the US, whose stock came under broad pressure due to financial, regulatory, and operational issues.
Overweight positions in healthcare and consumer services stocks detracted from performance in the Great Lakes portion of the Fund during the reporting period.
Relative performance in the Great Lakes portion of the Fund was hurt by not owning or being underweight certain individual stocks in the benchmark that outperformed, which included Johnson & Johnson, Caterpillar Inc., Walmart Inc., and Intel Corp.
Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Optimum Large Cap Value Fund (Institutional Class) – including sales charge	12.93%	9.25%	10.18%
Optimum Large Cap Value Fund (Institutional Class) – excluding sales charge	12.93%	9.25%	10.18%
Russell 1000 Index	17.74%	11.34%	13.97%
Russell 1000 Value Index	15.87%	9.43%	10.58%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit optimummutualfunds.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$1,755,223,446
Total number of portfolio holdings*	123
Total advisory fees paid (during reporting period)	$11,882,867
Portfolio turnover rate	16%
*	Excludes cash and cash equivalents.
Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Financials	24.29%
Industrials	17.33%
Healthcare	13.39%
Information Technology	8.88%
Energy	7.75%
Utilities	5.94%
Consumer Discretionary	5.80%
Communication Services	4.84%
Consumer Staples	4.22%
Materials	3.47%
Real Estate	2.72%

Top 10 equity holdings
JPMorgan Chase & Co.	4.16%
Exxon Mobil	2.87%
RTX	2.62%
ConocoPhillips	1.93%
Alphabet Class A	1.88%
Lowe's	1.68%
Blackrock	1.68%
Duke Energy	1.67%
Travelers	1.67%
Boeing	1.60%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective July 31, 2025, the Fund introduced a revised fee waiver for Institutional Class shares of 0.93% (excluding certain items, such as distribution and service (12b-1) fees).
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at optimummutualfunds.com/literature or upon request at 800 914‑0278, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
During the reporting period, there was a change in the Fund’s independent registered public accounting firm. On March 12, 2026, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Cohen & Company, Ltd. as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm. There were no disagreements with PwC during the Fund’s two most recent fiscal years or the subsequent interim period through March 12, 2026.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at optimummutualfunds.com/literature. You can also request this information by contacting us at 800 914-0278, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 914-0278 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at optimummutualfunds.com/literature.
(5422349)
TSAR-OILVX-0526

Optimum Small-Mid Cap Growth Fund
Class A : OASGX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Optimum Small-Mid Cap Growth Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at optimummutualfunds.com/literature. You can also request this information by contacting us at 800 914-0278, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$160	1.46%
Management's discussion of Fund performance
Performance highlights
Optimum Small-Mid Cap Growth Fund (Class A) returned 18.54% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 3000® Index, the Fund's broad-based securities market index, returned 18.09%, while the Russell 2500™ Growth Index, the Fund's narrowly based securities market index (benchmark), returned 19.31%.
Principal Global Investors, LLC (Principal)
The Principal portion of the Fund outperformed the benchmark during the reporting period (on a gross of fees basis).
Top contributors to performance:
On a sector basis, relative performance was fairly broad, led by industrials and financials, with an underweight to healthcare also contributing to performance in the Principal portion of the Fund during the reporting period.
Within industrials, relative performance was driven primarily by stock selection, with a diverse set of secular drivers including artificial intelligence (AI), aerospace and defense, and transportation contributing to performance during the reporting period. Outperformance in financials was largely driven by stocks benefiting from strong customer growth that resulted from new products and services. Healthcare also contributed to performance in the Principal portion of the Fund, driven by an underweight to the sector.
Top detractors from performance:
Given the strong backdrop for small- and mid-capitalization equities, sectors that detracted from Principal’s portion of the Fund only acted as a partial offset to performance and was largely concentrated in sectors that represent smaller weightings within the benchmark. These sectors include materials, real estate, and communication services, which in total represented less than 5% of the portfolio in the Principal portion of the Fund.
Relative performance in the materials sector was hurt by both an underweight and stock selection, as a lack of exposure to the metals and mining industry, a beneficiary of recent geopolitical gyrations, detracted from performance in the Principal portion of the Fund during the reporting period. An underweight to real estate also detracted modestly in a sector where growth stories were scarce. Stock selection in communication services also weighed on performance during the reporting period.
Peregrine Capital Management, LLC (PCM)
The PCM portion of the Fund underperformed the benchmark during the reporting period (on a gross of fees basis).
Top contributors to performance:
Stock selection in the information technology sector was the leading contributor to performance in the PCM portion of the Fund. Positive stock selection in communication equipment and semiconductor holdings drove performance, as they continued to benefit from robust AI-related capital expenditure spending and investment.
Favorable stock selection and an overweight position to the outperforming energy services industry group contributed to performance in the energy sector, driven by a rapid increase in energy prices during the reporting period.
Positive stock selection coupled with an underweight to the overall consumer discretionary sector also contributed to performance in the PCM portion of the Fund during the period.
Top detractors from performance:
Healthcare was the largest detractor from performance in the PCM portion of the Fund during the reporting period. This was driven by adverse stock selection and a structural underweight to biotechnology, which benefited from a market preference for companies that are not profitable and the more speculative areas of the market. Adverse stock selection in life sciences and healthcare technology also detracted from performance.
The industrials sector was also a detractor from performance during the reporting period, primarily driven by adverse stock selection in electrical equipment and construction and engineering industry groups.
Adverse stock selection in insurance and banks led to underperformance in financials in the PCM portion of the Fund.
Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period and the deduction of the maximum applicable sales charge for Class A shares.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Optimum Small-Mid Cap Growth Fund (Class A) – including sales charge	11.68%	-0.61%	10.60%
Optimum Small-Mid Cap Growth Fund (Class A) – excluding sales charge	18.54%	0.58%	11.26%
Russell 3000 Index	18.09%	10.87%	13.72%
Russell 2500 Growth Index	19.31%	1.75%	10.46%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit optimummutualfunds.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$758,640,047
Total number of portfolio holdings*	185
Total advisory fees paid (during reporting period)	$6,378,031
Portfolio turnover rate	152%
*	Excludes cash and cash equivalents.
Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Industrials	26.87%
Information Technology	21.41%
Healthcare	19.17%
Consumer Discretionary	12.42%
Financials	10.02%
Energy	3.61%
Materials	2.17%
Consumer Staples	1.85%
Communication Services	0.93%

Top 10 equity holdings
MACOM Technology Solutions Holdings	1.82%
Knight-Swift Transportation Holdings	1.82%
Comfort Systems USA	1.52%
Cava Group	1.46%
Applied Industrial Technologies	1.37%
Permian Resources Class A	1.32%
Kirby	1.29%
Modine Manufacturing	1.29%
Forgent Power Solutions	1.27%
Akamai Technologies	1.25%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective July 31, 2025, the Fund introduced a revised fee waiver for Class A shares of 1.19% (excluding certain items, such as distribution and service (12b-1) fees), which resulted in a decrease in the net annual operating expenses for Class A from 1.51% to 1.46%.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at optimummutualfunds.com/literature or upon request at 800 914‑0278, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
During the reporting period, there was a change in the Fund’s independent registered public accounting firm. On March 12, 2026, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Cohen & Company, Ltd. as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm. There were no disagreements with PwC during the Fund’s two most recent fiscal years or the subsequent interim period through March 12, 2026.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at optimummutualfunds.com/literature. You can also request this information by contacting us at 800 914-0278, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 914-0278 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at optimummutualfunds.com/literature.
(5422349)
TSAR-OASGX-0526

Optimum Small-Mid Cap Growth Fund
Class C : OCSGX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Optimum Small-Mid Cap Growth Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at optimummutualfunds.com/literature. You can also request this information by contacting us at 800 914-0278, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$240	2.21%
Management's discussion of Fund performance
Performance highlights
Optimum Small-Mid Cap Growth Fund (Class C) returned 17.59% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 3000® Index, the Fund's broad-based securities market index, returned 18.09%, while the Russell 2500™ Growth Index, the Fund's narrowly based securities market index (benchmark), returned 19.31%.
Principal Global Investors, LLC (Principal)
The Principal portion of the Fund outperformed the benchmark during the reporting period (on a gross of fees basis).
Top contributors to performance:
On a sector basis, relative performance was fairly broad, led by industrials and financials, with an underweight to healthcare also contributing to performance in the Principal portion of the Fund during the reporting period.
Within industrials, relative performance was driven primarily by stock selection, with a diverse set of secular drivers including artificial intelligence (AI), aerospace and defense, and transportation contributing to performance during the reporting period. Outperformance in financials was largely driven by stocks benefiting from strong customer growth that resulted from new products and services. Healthcare also contributed to performance in the Principal portion of the Fund, driven by an underweight to the sector.
Top detractors from performance:
Given the strong backdrop for small- and mid-capitalization equities, sectors that detracted from Principal’s portion of the Fund only acted as a partial offset to performance and was largely concentrated in sectors that represent smaller weightings within the benchmark. These sectors include materials, real estate, and communication services, which in total represented less than 5% of the portfolio in the Principal portion of the Fund.
Relative performance in the materials sector was hurt by both an underweight and stock selection, as a lack of exposure to the metals and mining industry, a beneficiary of recent geopolitical gyrations, detracted from performance in the Principal portion of the Fund during the reporting period. An underweight to real estate also detracted modestly in a sector where growth stories were scarce. Stock selection in communication services also weighed on performance during the reporting period.
Peregrine Capital Management, LLC (PCM)
The PCM portion of the Fund underperformed the benchmark during the reporting period (on a gross of fees basis).
Top contributors to performance:
Stock selection in the information technology sector was the leading contributor to performance in the PCM portion of the Fund. Positive stock selection in communication equipment and semiconductor holdings drove performance, as they continued to benefit from robust AI-related capital expenditure spending and investment.
Favorable stock selection and an overweight position to the outperforming energy services industry group contributed to performance in the energy sector, driven by a rapid increase in energy prices during the reporting period.
Positive stock selection coupled with an underweight to the overall consumer discretionary sector also contributed to performance in the PCM portion of the Fund during the period.
Top detractors from performance:
Healthcare was the largest detractor from performance in the PCM portion of the Fund during the reporting period. This was driven by adverse stock selection and a structural underweight to biotechnology, which benefited from a market preference for companies that are not profitable and the more speculative areas of the market. Adverse stock selection in life sciences and healthcare technology also detracted from performance.
The industrials sector was also a detractor from performance during the reporting period, primarily driven by adverse stock selection in electrical equipment and construction and engineering industry groups.
Adverse stock selection in insurance and banks led to underperformance in financials in the PCM portion of the Fund.
Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Optimum Small-Mid Cap Growth Fund (Class C) – including sales charge	16.59%	-0.18%	10.42%
Optimum Small-Mid Cap Growth Fund (Class C) – excluding sales charge	17.59%	-0.18%	10.42%
Russell 3000 Index	18.09%	10.87%	13.72%
Russell 2500 Growth Index	19.31%	1.75%	10.46%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit optimummutualfunds.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$758,640,047
Total number of portfolio holdings*	185
Total advisory fees paid (during reporting period)	$6,378,031
Portfolio turnover rate	152%
*	Excludes cash and cash equivalents.
Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Industrials	26.87%
Information Technology	21.41%
Healthcare	19.17%
Consumer Discretionary	12.42%
Financials	10.02%
Energy	3.61%
Materials	2.17%
Consumer Staples	1.85%
Communication Services	0.93%

Top 10 equity holdings
MACOM Technology Solutions Holdings	1.82%
Knight-Swift Transportation Holdings	1.82%
Comfort Systems USA	1.52%
Cava Group	1.46%
Applied Industrial Technologies	1.37%
Permian Resources Class A	1.32%
Kirby	1.29%
Modine Manufacturing	1.29%
Forgent Power Solutions	1.27%
Akamai Technologies	1.25%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective July 31, 2025, the Fund introduced a revised fee waiver for Class C shares of 1.19% (excluding certain items, such as distribution and service (12b-1) fees), which resulted in a decrease in the net annual operating expenses for Class C from 2.26% to 2.21%.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at optimummutualfunds.com/literature or upon request at 800 914‑0278, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
During the reporting period, there was a change in the Fund’s independent registered public accounting firm. On March 12, 2026, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Cohen & Company, Ltd. as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm. There were no disagreements with PwC during the Fund’s two most recent fiscal years or the subsequent interim period through March 12, 2026.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at optimummutualfunds.com/literature. You can also request this information by contacting us at 800 914-0278, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 914-0278 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at optimummutualfunds.com/literature.
(5422349)
TSAR-OCSGX-0526

Optimum Small-Mid Cap Growth Fund
Institutional Class : OISGX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Optimum Small-Mid Cap Growth Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at optimummutualfunds.com/literature. You can also request this information by contacting us at 800 914-0278, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$132	1.21%
Management's discussion of Fund performance
Performance highlights
Optimum Small-Mid Cap Growth Fund (Institutional Class) returned 18.87% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 3000® Index, the Fund's broad-based securities market index, returned 18.09%, while the Russell 2500™ Growth Index, the Fund's narrowly based securities market index (benchmark), returned 19.31%.
Principal Global Investors, LLC (Principal)
The Principal portion of the Fund outperformed the benchmark during the reporting period (on a gross of fees basis).
Top contributors to performance:
On a sector basis, relative performance was fairly broad, led by industrials and financials, with an underweight to healthcare also contributing to performance in the Principal portion of the Fund during the reporting period.
Within industrials, relative performance was driven primarily by stock selection, with a diverse set of secular drivers including artificial intelligence (AI), aerospace and defense, and transportation contributing to performance during the reporting period. Outperformance in financials was largely driven by stocks benefiting from strong customer growth that resulted from new products and services. Healthcare also contributed to performance in the Principal portion of the Fund, driven by an underweight to the sector.
Top detractors from performance:
Given the strong backdrop for small- and mid-capitalization equities, sectors that detracted from Principal’s portion of the Fund only acted as a partial offset to performance and was largely concentrated in sectors that represent smaller weightings within the benchmark. These sectors include materials, real estate, and communication services, which in total represented less than 5% of the portfolio in the Principal portion of the Fund.
Relative performance in the materials sector was hurt by both an underweight and stock selection, as a lack of exposure to the metals and mining industry, a beneficiary of recent geopolitical gyrations, detracted from performance in the Principal portion of the Fund during the reporting period. An underweight to real estate also detracted modestly in a sector where growth stories were scarce. Stock selection in communication services also weighed on performance during the reporting period.
Peregrine Capital Management, LLC (PCM)
The PCM portion of the Fund underperformed the benchmark during the reporting period (on a gross of fees basis).
Top contributors to performance:
Stock selection in the information technology sector was the leading contributor to performance in the PCM portion of the Fund. Positive stock selection in communication equipment and semiconductor holdings drove performance, as they continued to benefit from robust AI-related capital expenditure spending and investment.
Favorable stock selection and an overweight position to the outperforming energy services industry group contributed to performance in the energy sector, driven by a rapid increase in energy prices during the reporting period.
Positive stock selection coupled with an underweight to the overall consumer discretionary sector also contributed to performance in the PCM portion of the Fund during the period.
Top detractors from performance:
Healthcare was the largest detractor from performance in the PCM portion of the Fund during the reporting period. This was driven by adverse stock selection and a structural underweight to biotechnology, which benefited from a market preference for companies that are not profitable and the more speculative areas of the market. Adverse stock selection in life sciences and healthcare technology also detracted from performance.
The industrials sector was also a detractor from performance during the reporting period, primarily driven by adverse stock selection in electrical equipment and construction and engineering industry groups.
Adverse stock selection in insurance and banks led to underperformance in financials in the PCM portion of the Fund.
Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Optimum Small-Mid Cap Growth Fund (Institutional Class) – including sales charge	18.87%	0.83%	11.53%
Optimum Small-Mid Cap Growth Fund (Institutional Class) – excluding sales charge	18.87%	0.83%	11.53%
Russell 3000 Index	18.09%	10.87%	13.72%
Russell 2500 Growth Index	19.31%	1.75%	10.46%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit optimummutualfunds.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$758,640,047
Total number of portfolio holdings*	185
Total advisory fees paid (during reporting period)	$6,378,031
Portfolio turnover rate	152%
*	Excludes cash and cash equivalents.
Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Industrials	26.87%
Information Technology	21.41%
Healthcare	19.17%
Consumer Discretionary	12.42%
Financials	10.02%
Energy	3.61%
Materials	2.17%
Consumer Staples	1.85%
Communication Services	0.93%

Top 10 equity holdings
MACOM Technology Solutions Holdings	1.82%
Knight-Swift Transportation Holdings	1.82%
Comfort Systems USA	1.52%
Cava Group	1.46%
Applied Industrial Technologies	1.37%
Permian Resources Class A	1.32%
Kirby	1.29%
Modine Manufacturing	1.29%
Forgent Power Solutions	1.27%
Akamai Technologies	1.25%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective July 31, 2025, the Fund introduced a revised fee waiver for Institutional Class shares of 1.19% (excluding certain items, such as distribution and service (12b-1) fees), which resulted in a decrease in the net annual operating expenses for Institutional Class from 1.26% to 1.21%.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at optimummutualfunds.com/literature or upon request at 800 914‑0278, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
During the reporting period, there was a change in the Fund’s independent registered public accounting firm. On March 12, 2026, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Cohen & Company, Ltd. as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm. There were no disagreements with PwC during the Fund’s two most recent fiscal years or the subsequent interim period through March 12, 2026.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at optimummutualfunds.com/literature. You can also request this information by contacting us at 800 914-0278, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 914-0278 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at optimummutualfunds.com/literature.
(5422349)
TSAR-OISGX-0526

Optimum Small-Mid Cap Value Fund
Class A : OASVX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Optimum Small-Mid Cap Value Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at optimummutualfunds.com/literature. You can also request this information by contacting us at 800 914-0278, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$146	1.39%
Management's discussion of Fund performance
Performance highlights
Optimum Small-Mid Cap Value Fund (Class A) returned 10.58% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 3000® Index, the Fund's broad-based securities market index, returned 18.09%, while the Russell 2500™ Value Index, the Fund's narrowly based securities market index (benchmark), returned 25.43%.
LSV Asset Management (LSV)
The LSV portion of the Fund underperformed the benchmark during the reporting period (on a gross of fees basis).
Top contributors to performance:
Sector allocations, which are controlled at +/-5% relative to the benchmark for the LSV portion of the Fund, had a slightly positive effect primarily due to a relative underweight to the real estate sector.
Stock selection was strong in the consumer discretionary sector. The top contributor was Tapestry Inc., a luxury fashion holding company whose brands, specifically Coach and Kate Spade, performed well during the reporting period. The second largest contributor to performance in the LSV portion of the Fund was NRG Energy Inc., which benefited from increased demand for electricity for artificial intelligence (AI) data centers.
Top detractors from performance:
The deeper value positioning of the LSV portion of the Fund relative to the benchmark detracted from performance across valuation metrics during the reporting period.
There continued to be an outsized rally in unprofitable companies which have a sizeable weight in the benchmark and which LSV does not own in its portion of the Fund.
Stock selection was particularly weak in the technology sector where not holding Sandisk Corp., Ciena Corp., and Lumentum Holdings Inc. collectively detracted more than 4 percentage points from relative performance in the LSV portion of the Fund as these stocks posted notably strong returns during the reporting period. These companies all surged due to increased AI investment and growth expectations. Non-exposure to Robinhood Markets Inc. also detracted from performance as it was up more than 60% over the reporting period.
Wellington Management Company LLP (Wellington)
The Wellington portion of the Fund underperformed the benchmark during the reporting period (on a gross of fees basis).
Top contributors to performance:
Positions in MKS Inc. and Flex Ltd. contributed the most to relative performance in the Wellington portion of the Fund during the reporting period.
An overweight allocation to the information technology (IT) sector was a top contributor to Wellington’s relative performance.
Security selection within consumer staples, real estate, and consumer discretionary also contributed to relative performance during the reporting period.
Top detractors from performance:
Positions in Kemper Corp. and SanDisk Corp. were the primary detractors from relative performance in the Wellington portion of the Fund during the reporting period.
An underweight allocation to healthcare and overweights to consumer staples and consumer discretionary were the most significant detractors from relative performance during the reporting period.
Security selection within IT, healthcare, and industrials also detracted from relative performance in the Wellington portion of the Fund.
Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period and the deduction of the maximum applicable sales charge for Class A shares.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Optimum Small-Mid Cap Value Fund (Class A) – including sales charge	4.24%	2.03%	5.82%
Optimum Small-Mid Cap Value Fund (Class A) – excluding sales charge	10.58%	3.25%	6.44%
Russell 3000 Index	18.09%	10.87%	13.72%
Russell 2500 Value Index	25.43%	7.64%	9.87%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit optimummutualfunds.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$724,370,514
Total number of portfolio holdings*	250
Total advisory fees paid (during reporting period)	$4,986,170
Portfolio turnover rate	133%
*	Excludes cash and cash equivalents.
Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Industrials	21.43%
Financials	18.28%
Consumer Discretionary	13.51%
Information Technology	12.94%
Materials	7.13%
Real Estate	5.91%
Healthcare	5.69%
Energy	5.26%
Consumer Staples	4.00%
Communication Services	2.80%
Utilities	2.04%

Top 10 equity holdings
SouthState Bank	1.71%
Pinnacle Financial Partners	1.71%
XPO	1.48%
Brixmor Property Group	1.47%
Flex	1.47%
MKS	1.43%
US Foods Holding	1.41%
Voya Financial	1.38%
Wyndham Hotels & Resorts	1.37%
Columbia Banking System	1.37%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
Changes in and disagreements with accountants
During the reporting period, there was a change in the Fund’s independent registered public accounting firm. On March 12, 2026, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Cohen & Company, Ltd. as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm. There were no disagreements with PwC during the Fund’s two most recent fiscal years or the subsequent interim period through March 12, 2026.

Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at optimummutualfunds.com/literature. You can also request this information by contacting us at 800 914-0278, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 914-0278 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at optimummutualfunds.com/literature.
(5422349)
TSAR-OASVX-0526

Optimum Small-Mid Cap Value Fund
Class C : OCSVX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Optimum Small-Mid Cap Value Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at optimummutualfunds.com/literature. You can also request this information by contacting us at 800 914-0278, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$224	2.14%
Management's discussion of Fund performance
Performance highlights
Optimum Small-Mid Cap Value Fund (Class C) returned 9.67% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 3000® Index, the Fund's broad-based securities market index, returned 18.09%, while the Russell 2500™ Value Index, the Fund's narrowly based securities market index (benchmark), returned 25.43%.
LSV Asset Management (LSV)
The LSV portion of the Fund underperformed the benchmark during the reporting period (on a gross of fees basis).
Top contributors to performance:
Sector allocations, which are controlled at +/-5% relative to the benchmark for the LSV portion of the Fund, had a slightly positive effect primarily due to a relative underweight to the real estate sector.
Stock selection was strong in the consumer discretionary sector. The top contributor was Tapestry Inc., a luxury fashion holding company whose brands, specifically Coach and Kate Spade, performed well during the reporting period. The second largest contributor to performance in the LSV portion of the Fund was NRG Energy Inc., which benefited from increased demand for electricity for artificial intelligence (AI) data centers.
Top detractors from performance:
The deeper value positioning of the LSV portion of the Fund relative to the benchmark detracted from performance across valuation metrics during the reporting period.
There continued to be an outsized rally in unprofitable companies which have a sizeable weight in the benchmark and which LSV does not own in its portion of the Fund.
Stock selection was particularly weak in the technology sector where not holding Sandisk Corp., Ciena Corp., and Lumentum Holdings Inc. collectively detracted more than 4 percentage points from relative performance in the LSV portion of the Fund as these stocks posted notably strong returns during the reporting period. These companies all surged due to increased AI investment and growth expectations. Non-exposure to Robinhood Markets Inc. also detracted from performance as it was up more than 60% over the reporting period.
Wellington Management Company LLP (Wellington)
The Wellington portion of the Fund underperformed the benchmark during the reporting period (on a gross of fees basis).
Top contributors to performance:
Positions in MKS Inc. and Flex Ltd. contributed the most to relative performance in the Wellington portion of the Fund during the reporting period.
An overweight allocation to the information technology (IT) sector was a top contributor to Wellington’s relative performance.
Security selection within consumer staples, real estate, and consumer discretionary also contributed to relative performance during the reporting period.
Top detractors from performance:
Positions in Kemper Corp. and SanDisk Corp. were the primary detractors from relative performance in the Wellington portion of the Fund during the reporting period.
An underweight allocation to healthcare and overweights to consumer staples and consumer discretionary were the most significant detractors from relative performance during the reporting period.
Security selection within IT, healthcare, and industrials also detracted from relative performance in the Wellington portion of the Fund.
Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Optimum Small-Mid Cap Value Fund (Class C) – including sales charge	8.67%	2.46%	5.64%
Optimum Small-Mid Cap Value Fund (Class C) – excluding sales charge	9.67%	2.46%	5.64%
Russell 3000 Index	18.09%	10.87%	13.72%
Russell 2500 Value Index	25.43%	7.64%	9.87%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit optimummutualfunds.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$724,370,514
Total number of portfolio holdings*	250
Total advisory fees paid (during reporting period)	$4,986,170
Portfolio turnover rate	133%
*	Excludes cash and cash equivalents.
Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Industrials	21.43%
Financials	18.28%
Consumer Discretionary	13.51%
Information Technology	12.94%
Materials	7.13%
Real Estate	5.91%
Healthcare	5.69%
Energy	5.26%
Consumer Staples	4.00%
Communication Services	2.80%
Utilities	2.04%

Top 10 equity holdings
SouthState Bank	1.71%
Pinnacle Financial Partners	1.71%
XPO	1.48%
Brixmor Property Group	1.47%
Flex	1.47%
MKS	1.43%
US Foods Holding	1.41%
Voya Financial	1.38%
Wyndham Hotels & Resorts	1.37%
Columbia Banking System	1.37%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
Changes in and disagreements with accountants
During the reporting period, there was a change in the Fund’s independent registered public accounting firm. On March 12, 2026, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Cohen & Company, Ltd. as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm. There were no disagreements with PwC during the Fund’s two most recent fiscal years or the subsequent interim period through March 12, 2026.

Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at optimummutualfunds.com/literature. You can also request this information by contacting us at 800 914-0278, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 914-0278 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at optimummutualfunds.com/literature.
(5422349)
TSAR-OCSVX-0526

Optimum Small-Mid Cap Value Fund
Institutional Class : OISVX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Optimum Small-Mid Cap Value Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at optimummutualfunds.com/literature. You can also request this information by contacting us at 800 914-0278, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$120	1.14%
Management's discussion of Fund performance
Performance highlights
Optimum Small-Mid Cap Value Fund (Institutional Class) returned 10.83% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 3000® Index, the Fund's broad-based securities market index, returned 18.09%, while the Russell 2500™ Value Index, the Fund's narrowly based securities market index (benchmark), returned 25.43%.
LSV Asset Management (LSV)
The LSV portion of the Fund underperformed the benchmark during the reporting period (on a gross of fees basis).
Top contributors to performance:
Sector allocations, which are controlled at +/-5% relative to the benchmark for the LSV portion of the Fund, had a slightly positive effect primarily due to a relative underweight to the real estate sector.
Stock selection was strong in the consumer discretionary sector. The top contributor was Tapestry Inc., a luxury fashion holding company whose brands, specifically Coach and Kate Spade, performed well during the reporting period. The second largest contributor to performance in the LSV portion of the Fund was NRG Energy Inc., which benefited from increased demand for electricity for artificial intelligence (AI) data centers.
Top detractors from performance:
The deeper value positioning of the LSV portion of the Fund relative to the benchmark detracted from performance across valuation metrics during the reporting period.
There continued to be an outsized rally in unprofitable companies which have a sizeable weight in the benchmark and which LSV does not own in its portion of the Fund.
Stock selection was particularly weak in the technology sector where not holding Sandisk Corp., Ciena Corp., and Lumentum Holdings Inc. collectively detracted more than 4 percentage points from relative performance in the LSV portion of the Fund as these stocks posted notably strong returns during the reporting period. These companies all surged due to increased AI investment and growth expectations. Non-exposure to Robinhood Markets Inc. also detracted from performance as it was up more than 60% over the reporting period.
Wellington Management Company LLP (Wellington)
The Wellington portion of the Fund underperformed the benchmark during the reporting period (on a gross of fees basis).
Top contributors to performance:
Positions in MKS Inc. and Flex Ltd. contributed the most to relative performance in the Wellington portion of the Fund during the reporting period.
An overweight allocation to the information technology (IT) sector was a top contributor to Wellington’s relative performance.
Security selection within consumer staples, real estate, and consumer discretionary also contributed to relative performance during the reporting period.
Top detractors from performance:
Positions in Kemper Corp. and SanDisk Corp. were the primary detractors from relative performance in the Wellington portion of the Fund during the reporting period.
An underweight allocation to healthcare and overweights to consumer staples and consumer discretionary were the most significant detractors from relative performance during the reporting period.
Security selection within IT, healthcare, and industrials also detracted from relative performance in the Wellington portion of the Fund.
Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Optimum Small-Mid Cap Value Fund (Institutional Class) – including sales charge	10.83%*	3.51%*	6.71%*
Optimum Small-Mid Cap Value Fund (Institutional Class) – excluding sales charge	10.83%*	3.51%*	6.71%*
Russell 3000 Index	18.09%	10.87%	13.72%
Russell 2500 Value Index	25.43%	7.64%	9.87%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
* The total return has been adjusted to reflect performance in conformity with US GAAP principles and may differ from the total return in other performance information.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit optimummutualfunds.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$724,370,514
Total number of portfolio holdings*	250
Total advisory fees paid (during reporting period)	$4,986,170
Portfolio turnover rate	133%
*	Excludes cash and cash equivalents.
Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Industrials	21.43%
Financials	18.28%
Consumer Discretionary	13.51%
Information Technology	12.94%
Materials	7.13%
Real Estate	5.91%
Healthcare	5.69%
Energy	5.26%
Consumer Staples	4.00%
Communication Services	2.80%
Utilities	2.04%

Top 10 equity holdings
SouthState Bank	1.71%
Pinnacle Financial Partners	1.71%
XPO	1.48%
Brixmor Property Group	1.47%
Flex	1.47%
MKS	1.43%
US Foods Holding	1.41%
Voya Financial	1.38%
Wyndham Hotels & Resorts	1.37%
Columbia Banking System	1.37%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
Changes in and disagreements with accountants
During the reporting period, there was a change in the Fund’s independent registered public accounting firm. On March 12, 2026, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Cohen & Company, Ltd. as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm. There were no disagreements with PwC during the Fund’s two most recent fiscal years or the subsequent interim period through March 12, 2026.

Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at optimummutualfunds.com/literature. You can also request this information by contacting us at 800 914-0278, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 914-0278 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at optimummutualfunds.com/literature.
(5422349)
TSAR-OISVX-0526

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Optimum Mutual Funds’ Internet Web site at www.optimummutualfunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not, other than in his or her capacity as a member of the Board of Trustees or any committee thereof, (i) accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Dianna Gonzales-Burdin

Susan M. Stalnecker, Chair

Gary R. Young

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $149,000 for 2026 and $186,000 for 2025.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2026 and $1,374,878 for 2025. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $43,000 for 2026 and $31,853 for 2025. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2026 and $0 for 2025.

(e)(1)

The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits.

Service	Range of Fees

Audit Services

Statutory audits or financial audits for new Funds	up to $50,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate

Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate

Tax Services

U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate

U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund

Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees

Non-Audit Services

Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $2,194,368 for 2026 and $16,391,075 for 2025.

(h)

The audit committee of the registrant’s board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Financial Statements filed under Item 7 of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

An open-end management investment company registered on Form N-1A [17 CFR 239.15A and 17 CFR 274.11A] must file its most recent annual or semi-annual financial statements required, and for the periods specified, by Regulation S-X.

The annual financial statements are attached herewith.

(b)	An open-end management investment company registered on Form N-1A [17 CFR 239.15A and 17 CFR 274.11A] must file the information required by Item 13 of Form N-1A.

Optimum Fixed Income Fund

Optimum International Fund

Optimum Large Cap Growth Fund

Optimum Large Cap Value Fund

Optimum Small-Mid Cap Growth Fund

Optimum Small-Mid Cap Value Fund
Financial statements and other information
For the year ended March 31, 2026

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
Form N-PORT and proxy voting information
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Form N-PORT, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 914-0278; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Funds' most recent Form N-PORT are available without charge on the Funds’ website at optimummutualfunds.com/literature.
Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at optimummutualfunds.com/shareholder/proxy-voting-information; and (ii) on the SEC’s website at sec.gov.

Schedules of investments
Optimum Fixed Income Fund
March 31, 2026
	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 1.57%
Fannie Mae Grantor Trust
Series 1999-T2 A1 7.50% 1/19/39 •	2,031	$ 2,085
Series 2004-T1 1A2 6.50% 1/25/44	1,592	1,628
Fannie Mae REMIC Trust
Series 2004-W11 1A2 6.50% 5/25/44	14,893	15,264
Series 2004-W15 1A1 6.00% 8/25/44	8,195	8,361
Fannie Mae REMICs
Series 1999-19 PH 6.00% 5/25/29	6,359	6,440
Series 2001-14 Z 6.00% 5/25/31	475	487
Series 2007-30 OE 1.784% 4/25/37 Ω, ^	800,888	657,104
Series 2008-24 ZA 5.00% 4/25/38	2,382,846	2,404,534
Series 2009-2 AS 1.924% (5.59% minus SOFR, Cap 5.70%) 2/25/39 Σ, =, •	172,235	10,159
Series 2009-68 SA 2.974% (6.64% minus SOFR, Cap 6.75%) 9/25/39 Σ, =, •	60,633	5,210
Series 2017-40 GZ 3.50% 5/25/47	345,176	311,891
Series 2017-95 FA 4.146% (SOFR + 0.46%, Floor 0.35%) 11/25/47 •	119,990	118,549
Series 2024-38 FA 4.481% (SOFR + 0.80%, Floor 0.80%) 1/25/51 •	1,315,325	1,319,994
Series 2024-46 CF 4.812% (SOFR + 1.15%, Cap 7.00%, Floor 1.15%) 7/25/54 •	352,847	355,259
Series 3143 BC 5.50% 2/15/36	419,609	430,445
	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
Freddie Mac REMICs
Series 2165 PE 6.00% 6/15/29	5,763	$ 5,849
Series 3289 SA 2.963% (6.64% minus SOFR, Cap 6.75%) 3/15/37 Σ, =, •	116,204	8,586
Series 4676 KZ 2.50% 7/15/45	289,273	248,554
Series 5468 WF 4.762% (SOFR + 1.10%, Cap 6.50%, Floor 1.10%) 11/25/54 •	391,179	392,356
Series 5473 FH 4.812% (SOFR + 1.15%, Cap 6.50%, Floor 1.15%) 11/25/54 •	1,228,800	1,233,534
Series 5508 FB 4.662% (SOFR + 1.00%, Cap 6.50%, Floor 1.00%) 2/25/55 •	1,111,367	1,113,030
Series 5560 FB 4.662% (SOFR + 1.00%, Cap 8.00%, Floor 1.00%) 6/25/55 •	2,710,525	2,734,068
Series 5596 CF 4.812% (SOFR + 1.15%, Cap 6.50%, Floor 1.15%) 11/25/55 •	1,195,800	1,200,597
Series 5609 FC 4.532% (SOFR + 0.87%, Cap 7.00%, Floor 0.87%) 12/25/55 •	1,218,114	1,217,389
Freddie Mac Structured Agency Credit Risk REMIC Trust
Series 2021-DNA5 M2 144A 5.312% (SOFR + 1.65%) 1/25/34 #, •	671,501	671,499

Schedules of investments
Optimum Fixed Income Fund
	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
Freddie Mac Structured Agency Credit Risk REMIC Trust
Series 2021-HQA2 M2 144A 5.712% (SOFR + 2.05%) 12/25/33 #, •	3,582,755	$ 3,636,164
Series 2022-DNA1 M2 144A 6.162% (SOFR + 2.50%) 1/25/42 #, •	3,000,000	3,022,500
Series 2022-DNA2 M2 144A 7.412% (SOFR + 3.75%) 2/25/42 #, •	1,000,000	1,020,633
Series 2025-DNA2 M2 144A 5.162% (SOFR + 1.50%) 5/25/45 #, •	1,115,000	1,115,702
Series 2025-DNA3 M2 144A 5.162% (SOFR + 1.50%) 9/25/45 #, •	1,290,000	1,292,962
Series 2025-DNA4 M2 144A 5.212% (SOFR + 1.55%) 10/25/45 #, •	5,500,000	5,496,590
Series 2026-DNA2 B1 144A 5.772% (SOFR + 2.10%) 3/25/46 #, •	4,300,000	4,291,937
Freddie Mac Structured Pass Through Certificates
Series T-54 2A 6.50% 2/25/43 ♦	8,020	8,426
Series T-58 2A 6.50% 9/25/43 ♦	2,181	2,219
GNMA
Series 2008-65 SB 2.21% (5.89% minus TSFR01M, Cap 6.00%) 8/20/38 Σ, =, •	156,184	325
Series 2009-2 SE 2.03% (5.71% minus TSFR01M, Cap 5.82%) 1/20/39 Σ, =, •	544,096	8,637
Series 2011-H21 FT 4.20% (H15T1Y + 0.70%, Cap 15.25%, Floor 0.70%) 10/20/61 •	345,103	346,221
	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
GNMA
Series 2011-H23 FA 4.483% (TSFR01M + 0.81%, Cap 11.00%, Floor 0.70%) 10/20/61 •	328,361	$ 329,082
Series 2012-H08 FB 4.383% (TSFR01M + 0.71%, Cap 11.00%, Floor 0.60%) 3/20/62 •	39,221	39,266
Series 2012-H18 NA 4.303% (TSFR01M + 0.63%, Cap 10.50%, Floor 0.52%) 8/20/62 •	27,305	27,306
Series 2012-H29 SA 4.298% (TSFR01M + 0.63%, Cap 12.00%, Floor 0.52%) 10/20/62 •	674,359	674,428
Series 2013-113 LY 3.00% 5/20/43	439,353	407,924
Series 2015-H10 FA 4.383% (TSFR01M + 0.71%, Cap 7.50%) 4/20/65 •	1,939,318	1,939,353
Series 2015-H11 FC 4.333% (TSFR01M + 0.66%, Cap 7.50%, Floor 0.55%) 5/20/65 •	180,781	180,737
Series 2015-H12 FB 4.383% (TSFR01M + 0.71%, Cap 7.50%, Floor 0.60%) 5/20/65 •	796,898	797,352
Series 2015-H20 FB 4.383% (TSFR01M + 0.71%, Cap 7.50%, Floor 0.60%) 8/20/65 •	210,503	210,598
Series 2015-H30 FD 4.383% (TSFR01M + 0.71%, Cap 11.00%, Floor 0.60%) 10/20/65 •	11,035	11,049

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
GNMA
Series 2016-H06 FD 4.703% (TSFR01M + 1.03%, Cap 7.50%, Floor 0.92%) 7/20/65 •	194,552	$ 195,591
Series 2017-163 ZK 3.50% 11/20/47	1,702,299	1,578,344
Series 2025-170 FC 4.773% (SOFR + 1.10%, Cap 6.50%, Floor 1.10%) 10/20/55 •	485,516	487,135
Series 2025-204 FH 4.623% (SOFR + 0.95%, Cap 7.00%, Floor 0.95%) 12/20/55 •	986,924	989,334
Total Agency Collateralized Mortgage Obligations (cost $42,743,256)		42,582,687

Agency Commercial Mortgage-Backed Securities — 0.35%
Freddie Mac Multifamily Structured Pass Through Certificates
Series K144 A2 2.45% 4/25/32 ♦	4,750,000	4,273,572
Series K150 A2 3.71% 9/25/32 ♦, •	2,300,000	2,208,542
Series K753 A2 4.40% 10/25/30 ♦	1,575,000	1,582,697
Series X3FX A2FX 3.00% 6/25/27 ♦	880,849	872,568

FREMF Mortgage Trust Series 2017-K71 B 144A 3.752% 11/25/50 #, •	470,000	461,478
Total Agency Commercial Mortgage-Backed Securities (cost $9,418,279)		9,398,857

Agency Mortgage-Backed Securities — 39.63%
Fannie Mae 5.50% 3/1/37	2,492	2,505
Fannie Mae S.F. 15 yr
2.50% 7/1/36	3,877,821	3,666,902
2.50% 8/1/36	571,660	540,568
2.50% 6/1/37	1,689,593	1,597,334
	Principal amount°	Value (US $)

Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
2.00% 6/1/50	8,836,138	$ 7,203,816
2.00% 12/1/50	4,688,508	3,834,400
2.00% 1/1/51	777,069	640,747
2.00% 2/1/51	2,905,487	2,377,626
2.00% 3/1/51	99,697	81,052
2.00% 4/1/51	46,705,175	37,948,548
2.00% 7/1/51	3,354,479	2,727,129
2.00% 8/1/51	1,089,335	893,138
2.00% 9/1/51	6,805,199	5,518,634
2.00% 1/1/52	3,000,332	2,465,691
2.50% 8/1/50	2,561,000	2,201,386
2.50% 1/1/51	2,152,027	1,835,188
2.50% 3/1/51	9,443,175	8,027,678
2.50% 7/1/51	985,566	845,645
2.50% 8/1/51	5,395,256	4,633,694
2.50% 2/1/52	17,950,789	15,185,963
2.50% 3/1/52	11,597,669	9,814,493
2.50% 4/1/52	51,928	44,260
3.00% 4/1/43	310,800	284,533
3.00% 7/1/51	3,021,106	2,691,302
3.00% 12/1/51	5,924,261	5,262,586
3.00% 6/1/52	2,160,026	1,921,072
3.00% 7/1/52	11,213,193	9,869,975
3.50% 2/1/47	6,864,473	6,464,632
3.50% 7/1/47	513,911	484,948
3.50% 7/1/50	2,748,667	2,580,889
3.50% 8/1/50	3,628,087	3,370,422
3.50% 9/1/52	5,460,581	5,077,689
4.00% 10/1/40	6,395	6,176
4.00% 11/1/40	24,364	23,547
4.00% 3/1/46	49,144	47,255
4.00% 3/1/47	2,239,895	2,153,532
4.00% 4/1/47	353,733	339,628
4.00% 6/1/48	1,679,857	1,616,251
4.00% 9/1/48	1,584,939	1,517,499
4.00% 1/1/49	30,989	29,600
4.00% 3/1/49	86,524	82,823
4.00% 6/1/49	391,486	375,410
4.00% 9/1/52	3,961,845	3,754,944
4.50% 5/1/35	15,293	15,160
4.50% 8/1/35	25,813	25,547
4.50% 9/1/35	28,775	28,478
4.50% 5/1/39	127,023	125,711
4.50% 4/1/41	10,531	10,422
4.50% 10/1/52	8,367,385	8,116,174
5.00% 3/1/34	456	460
5.00% 4/1/34	3,135	3,136
5.00% 8/1/34	4,500	4,530
5.00% 4/1/35	1,332	1,340
5.00% 12/1/37	525	530

Schedules of investments
Optimum Fixed Income Fund
	Principal amount°	Value (US $)

Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
5.00% 3/1/38	33,082	$ 33,403
5.00% 5/1/40	55,393	55,983
5.00% 7/1/47	209,553	211,777
5.00% 1/1/51	2,402,971	2,409,414
5.00% 3/1/56	14,048,809	13,861,293
5.50% 12/1/33	5,623	5,652
5.50% 2/1/35	74,109	75,401
5.50% 10/1/52	4,201,788	4,248,231
5.50% 9/1/55	7,014,278	7,049,625
6.00% 9/1/36	4,691	4,864
6.00% 12/1/38	1,704	1,787
6.00% 9/1/55	21,880,951	22,304,723
6.50% 11/1/33	812	840
6.50% 2/1/36	14,377	15,197
6.50% 3/1/36	14,263	14,897
6.50% 6/1/36	18,210	19,159
6.50% 2/1/38	3,318	3,430
6.50% 11/1/38	1,368	1,432
6.50% 3/1/55	8,986,249	9,290,316
Fannie Mae S.F. 30 yr TBA
4.00% 5/1/56	37,500,000	35,354,306
4.00% 6/15/56	33,000,000	31,065,382
4.50% 6/15/56	184,000,000	177,259,160
5.00% 5/1/56	79,400,000	78,208,508
5.50% 4/1/56	142,400,000	143,055,880
6.00% 5/15/56	32,300,000	32,885,182
6.50% 6/15/56	188,500,000	194,805,155

Freddie Mac ARM 7.18% (RFUCCT1Y + 2.18%, Cap 10.56%, Floor 2.18%) 5/1/37 •	15,616	16,152
Freddie Mac S.F. 15 yr
2.00% 8/1/36	10,304,355	9,485,641
2.00% 1/1/37	4,192,018	3,867,313
3.00% 3/1/35	4,226,127	4,068,183
Freddie Mac S.F. 30 yr
2.00% 3/1/52	4,440,943	3,597,346
2.50% 5/1/51	768,727	659,661
2.50% 10/1/51	5,520,014	4,737,534
2.50% 12/1/51	2,402,836	2,068,895
2.50% 5/1/52	606,277	512,869
3.00% 11/1/46	1,708,409	1,544,965
3.00% 11/1/49	1,669,839	1,484,433
3.00% 8/1/51	174,904	155,820
3.00% 8/1/52	3,198,822	2,848,400
3.50% 8/1/48	13,540	12,587
3.50% 9/1/48	1,405,742	1,306,482
4.00% 10/1/47	987,685	942,971
4.00% 9/1/52	5,832,803	5,540,301
	Principal amount°	Value (US $)

Agency Mortgage-Backed Securities (continued)
Freddie Mac S.F. 30 yr
4.50% 10/1/52	2,776,799	$ 2,691,430
5.00% 6/1/53	8,291,688	8,216,559
5.00% 1/1/55	3,965,862	3,914,154
5.50% 3/1/53	4,187,558	4,262,106
5.50% 9/1/53	4,935,574	5,007,027
6.50% 11/1/33	6,625	6,857
6.50% 1/1/35	29,505	30,537
7.00% 1/1/38	4,266	4,484
GNMA I S.F. 30 yr
3.00% 8/15/45	3,224,993	2,909,535
3.00% 3/15/50	275,969	246,355
5.50% 10/15/42	1,374,248	1,428,670
GNMA II S.F. 30 yr
2.00% 10/20/50	15,186,751	12,560,108
2.50% 7/20/51	16,192,216	13,939,035
3.00% 4/20/52	8,198,902	7,324,888
3.50% 9/20/55	9,079,148	8,331,028
4.00% 4/20/55	5,860,521	5,493,840
4.50% 8/20/55	7,104,148	6,867,773
5.00% 9/20/52	1,214,614	1,209,476
5.00% 12/20/54	8,001,412	7,934,446
5.50% 6/20/49	2,320,209	2,375,489
5.50% 2/20/55	3,982,237	4,012,949
6.00% 4/20/34	291	295
6.00% 3/20/55	5,584,493	5,686,288
6.50% 4/20/55	2,605,454	2,707,645

GNMA II S.F. 30 yr TBA 4.00% 4/20/56	6,000,000	5,619,457
Total Agency Mortgage-Backed Securities (cost $1,088,910,020)		1,076,243,579

Collateralized Debt Obligations — 0.19%
BDS Series 2025-FL14 A 144A 4.959% (TSFR01M + 1.28%, Floor 1.28%) 10/17/42 #, •	600,000	600,016
MF1
Series 2024-FL14 A 144A 5.41% (TSFR01M + 1.74%, Floor 1.74%) 3/19/39 #, •	900,000	900,774
Series 2025-FL17 A 144A 5.00% (TSFR01M + 1.32%, Floor 1.32%) 2/18/40 #, •	1,400,000	1,400,242

		Principal amount°	Value (US $)

Collateralized Debt Obligations (continued)

PFP Series 2024-11 A 144A 5.501% (TSFR01M + 1.83%, Floor 1.83%) 9/17/39 #, •		1,742,286	$ 1,744,947
Romark Credit Funding III Series 2024-3A A 144A 5.539% 9/15/42 #		500,000	500,571
Total Collateralized Debt Obligations (cost $5,131,266)			5,146,550

Collateralized Loan Obligations — 2.74%
AGL CLO 17 Series 2022-17A AR 144A 4.62% (TSFR03M + 0.95%, Floor 0.95%) 1/21/35 #, •		2,550,000	2,545,820
AIMCO CLO 15 Series 2021-15A D1R 144A 6.418% (TSFR03M + 2.75%, Floor 2.75%) 4/17/38 #, •		750,000	741,424
Apidos CLO XXIV Series 2016-24A A1AL 144A 4.879% (TSFR03M + 1.21%, Floor 0.95%) 10/20/30 #, •		193,793	193,743
Ares European CLO X DAC Series 10A AR 144A 2.796% (EUR003M + 0.78%, Floor 0.78%) 10/15/31 #, •	EUR	412,860	477,082
Ares European CLO XII DAC Series 12A AR 144A 2.876% (EUR003M + 0.85%, Floor 0.85%) 4/20/32 #, •	EUR	186,497	215,382
Atlantic Avenue Series 2024-3A A 144A 4.928% (TSFR03M + 1.26%, Floor 1.26%) 1/20/35 #, •		4,000,000	3,997,980
		Principal amount°	Value (US $)

Collateralized Loan Obligations (continued)
Atlas Senior Loan Fund XVIII Series 2021-18A A1R 144A 4.778% (TSFR03M + 1.11%, Floor 1.11%) 1/18/35 #, •		1,700,000	$ 1,698,412
Aurium CLO IV DAC Series 4A AR 144A 2.746% (EUR003M + 0.73%, Floor 0.73%) 1/16/31 #, •	EUR	1,854,647	2,143,336
Bain Capital Credit CLO Series 2021-7A A1R 144A 4.649% (TSFR03M + 0.98%, Floor 0.98%) 1/22/35 #, •		3,150,000	3,144,109
Bain Capital Euro CLO DAC Series 2018-2A AR 144A 2.766% (EUR003M + 0.74%, Floor 0.74%) 1/20/32 #, •	EUR	84,972	98,186
Ballyrock CLO 18 Series 2021-18A C1R 144A 6.522% (TSFR03M + 2.85%, Floor 2.85%) 4/15/38 #, •		850,000	828,952
Black Diamond CLO DAC Series 2019-1A A1R 144A 2.964% (EUR003M + 0.98%, Floor 0.98%) 5/15/32 #, •	EUR	60,766	70,215
Blackrock European CLO VII DAC Series 7A AR 144A 2.636% (EUR003M + 0.62%, Floor 0.62%) 10/15/31 #, •	EUR	370,372	427,987
BNPP AM Euro CLO DAC
Series 2018-1A AR 144A 2.616% (EUR003M + 0.60%, Floor 0.60%) 4/15/31 #, •	EUR	215,056	247,901

Schedules of investments
Optimum Fixed Income Fund
		Principal amount°	Value (US $)

Collateralized Loan Obligations (continued)
BNPP AM Euro CLO DAC
Series 2019-1A AR 144A 2.847% (EUR003M + 0.82%, Floor 0.82%) 7/22/32 #, •	EUR	979,867	$ 1,128,581

Canyon Capital CLO Series 2019-2A AR2 144A 4.682% (TSFR03M + 1.01%, Floor 1.01%) 10/15/34 #, •		1,350,000	1,347,355
Canyon CLO Series 2020-2A AR2 144A 4.702% (TSFR03M + 1.03%, Floor 1.03%) 10/15/34 #, •		1,900,000	1,894,745
Capital Four CLO X DAC Series 10A A 144A 3.279% (EUR003M + 1.25%, Floor 1.25%) 10/25/38 #, •	EUR	1,000,000	1,155,516
Carlyle Euro CLO DAC
Series 2017-3A A1R 144A 2.716% (EUR003M + 0.70%, Floor 0.70%) 1/15/31 #, •	EUR	231,848	267,915
Series 2019-2A A1R 144A 2.874% (EUR003M + 0.89%, Floor 0.89%) 8/15/32 #, •	EUR	210,004	242,670
Series 2025-1A A1 144A 3.194% (EUR003M + 1.21%, Floor 1.21%) 8/15/38 #, •	EUR	1,000,000	1,154,434

CIFC Funding Series 2025-1A D1 144A 6.171% (TSFR03M + 2.50%, Floor 2.50%) 4/23/38 #, •		850,000	832,135
Dryden 109 CLO Series 2022-109A DR 144A 6.372% (TSFR03M + 2.70%, Floor 2.70%) 4/15/38 #, •		850,000	820,272
		Principal amount°	Value (US $)

Collateralized Loan Obligations (continued)

Dryden 27 R Euro CLO DAC Series 2017-27A AR 144A 2.676% (EUR003M + 0.66%, Floor 0.66%) 4/15/33 #, •	EUR	781,691	$ 902,872
Dryden 52 Euro CLO DAC Series 2017-52A AR 144A 2.844% (EUR003M + 0.86%, Floor 0.86%) 5/15/34 #, •	EUR	853,213	985,369
Dryden 54 Senior Loan Fund Series 2017-54A AR 144A 4.818% (TSFR03M + 1.15%, Floor 1.15%) 10/19/29 #, •		50,161	50,148
Elmwood CLO 22 Series 2023-1A D1R 144A 6.468% (TSFR03M + 2.80%, Floor 2.80%) 4/17/38 #, •		750,000	743,827
Euro-Galaxy III CLO DAC Series 2013-3A ARRR 144A 2.65% (EUR003M + 0.62%, Floor 0.62%) 4/24/34 #, •	EUR	3,422,316	3,949,585
Harvest CLO XVI DAC Series 16A AR3 144A 3.336% (EUR003M + 1.26%, Floor 1.26%) 10/15/38 #, •	EUR	720,000	831,994
Harvest CLO XXI DAC Series 21A A2R 144A 1.04% 7/15/31 #	EUR	84,426	96,096
Indigo Credit Management II DAC Series 2A A 144A 3.216% (EUR003M + 1.20%, Floor 1.20%) 7/15/38 #, •	EUR	1,100,000	1,270,813
Invesco Euro CLO I DAC Series 1A A1R 144A 2.666% (EUR003M + 0.65%, Floor 0.65%) 7/15/31 #, •	EUR	104,219	120,328

		Principal amount°	Value (US $)

Collateralized Loan Obligations (continued)
Jubilee CLO DAC
Series 2016-17A A1RR 144A 2.666% (EUR003M + 0.65%, Floor 0.65%) 4/15/31 #, •	EUR	587,975	$ 679,106
Series 2016-17A A2RR 144A 2.666% (EUR003M + 0.65%, Floor 0.65%) 4/15/31 #, •	EUR	209,991	242,474

Kennedy Lewis CLO 10 Series 2022-10A D1R 144A 6.519% (TSFR03M + 2.85%, Floor 2.85%) 1/22/38 #, •		600,000	584,329
Madison Park Funding XXVII Series 2018-27A D1R 144A 6.518% (TSFR03M + 2.85%, Floor 2.85%) 4/20/38 #, •		850,000	822,278
Magnetite LI Series 2025-51A A1 144A 5.092% (TSFR03M + 1.20%, Floor 1.20%) 10/25/38 #, •		10,300,000	10,274,013
Magnetite XLV Series 2025-45A D1 144A 6.172% (TSFR03M + 2.50%, Floor 2.50%) 4/15/38 #, •		750,000	739,061
Man GLG Euro CLO V DAC Series 5A A1R 144A 2.84% (EUR003M + 0.69%, Floor 0.69%) 12/15/31 #, •	EUR	40,835	47,181
Marathon CLO Series 2021-16A A1AR 144A TBD (TSFR03M + 1.11%, Floor 1.11%) 4/15/34 #, •		1,250,000	1,248,860
Neuberger Berman CLO XX Series 2015-20A D1R3 144A 6.322% (TSFR03M + 2.65%, Floor 2.65%) 4/15/39 #, •		500,000	488,529
		Principal amount°	Value (US $)

Collateralized Loan Obligations (continued)

Neuberger Berman Loan Advisers CLO 42 Series 2021-42A AR 144A 4.621% (TSFR03M + 0.95%, Floor 0.95%) 7/16/36 #, •		650,000	$ 649,253
Oaktree CLO Series 2020-1A D1RR 144A 6.272% (TSFR03M + 2.60%, Floor 2.60%) 1/15/38 #, •		800,000	776,439
Octagon Investment Partners 51 Series 2021-1A AR 144A 4.658% (TSFR03M + 0.99%, Floor 0.99%) 7/20/34 #, •		2,750,000	2,745,088
OHA Credit Partners VII Series 2012-7A D1R4 144A 6.156% (TSFR03M + 2.50%, Floor 2.50%) 2/20/38 #, •		850,000	834,932
Palmer Square European Loan Funding DAC
Series 2024-1A AR 144A 2.954% (EUR003M + 0.97%, Floor 0.97%) 8/15/33 #, •	EUR	238,388	275,458
Series 2025-1A A 144A 2.866% (EUR003M + 0.85%, Floor 0.85%) 10/15/34 #, •	EUR	1,335,182	1,542,875
Series 2025-2A A 144A 3.134% (EUR003M + 1.15%, Floor 1.15%) 2/15/35 #, •	EUR	2,715,108	3,140,059
Series 2025-3A A 144A 3.047% (EUR003M + 0.93%, Floor 0.93%) 7/15/35 #, •	EUR	1,000,000	1,159,665

Signal Peak CLO 5 Series 2018-5A A1R 144A 5.218% (TSFR03M + 1.55%, Floor 1.55%) 4/25/37 #, •		1,800,000	1,799,890

Schedules of investments
Optimum Fixed Income Fund
		Principal amount°	Value (US $)

Collateralized Loan Obligations (continued)

TCI-Symphony CLO Series 2017-1A AR 144A 4.864% (TSFR03M + 1.19%, Floor 0.93%) 7/15/30 #, •		49,751	$ 49,739
TCW CLO Series 2019-2A D1R2 144A 6.668% (TSFR03M + 3.00%, Floor 3.00%) 1/20/38 #, •		850,000	813,106
Tikehau CLO IX DAC Series 9A AR 144A 3.246% (EUR003M + 1.22%, Floor 1.22%) 1/20/37 #, •	EUR	1,000,000	1,156,074
Toro European CLO 6 DAC Series 6A AR 144A 2.951% (EUR003M + 0.92%, Floor 0.92%) 1/12/32 #, •	EUR	190,895	220,306
Toro European CLO 7 DAC Series 7A ARE 144A 2.794% (EUR003M + 0.81%, Floor 0.81%) 2/15/34 #, •	EUR	1,480,916	1,710,321
Trinitas Euro CLO I DAC Series 1A AR 144A TBD (EUR003M + 1.21%, Floor 1.21%) 7/15/39 #, •	EUR	1,000,000	1,154,676
Venture 32 CLO Series 2018-32A A1 144A 5.029% (TSFR03M + 1.36%, Floor 1.10%) 7/18/31 #, •		83,609	83,599
Venture 34 CLO Series 2018-34A AR 144A 4.952% (TSFR03M + 1.28%, Floor 1.28%) 10/15/31 #, •		855,716	855,716
Venture 42 CLO Series 2021-42A A1A 144A 5.064% (TSFR03M + 1.39%, Floor 1.13%) 4/15/34 #, •		1,300,000	1,299,902
	Principal amount°	Value (US $)

Collateralized Loan Obligations (continued)

Voya CLO Series 2014-4A A1RA 144A 5.029% (TSFR03M + 1.36%) 7/14/31 #, •	45,857	$ 45,846
Wellington Management CLO 4 Series 2025-4A D1 144A 6.218% (TSFR03M + 2.55%, Floor 2.55%) 4/18/38 #, •	750,000	735,158
Zais CLO 16 Series 2020-16A A1R2 144A 4.798% (TSFR03M + 1.13%, Floor 1.13%) 10/20/34 #, •	3,700,000	3,696,019
Total Collateralized Loan Obligations (cost $74,790,492)		74,495,136

Convertible Bonds — 0.00%
Sunac China Holdings 0.000% exercise price $6.80, maturity date 6/23/26 ^	355,870	56,049
Sunac China Holdings 0.000% exercise price $3.85, maturity date 6/23/28 ‡, ^	262,944	67,774
Total Convertible Bonds (cost $111,133)		123,823

Corporate Bonds — 34.75%
Banking — 12.82%
ABN AMRO Bank 144A 2.47% 12/13/29 #, μ	4,000,000	3,787,427
Access Bank 144A 6.125% 9/21/26 #	300,000	299,741
Akbank TAS 144A 7.95% 2/19/31 #, μ, ψ	625,000	596,297
Al Rajhi Sukuk 5.651% 3/16/36 μ, ■	410,000	401,331
Ardshinbank CJSC Via Dilijan Finance 144A 6.60% 1/22/31 #	410,000	404,461
Axis Bank 4.10% 9/8/26 μ, ψ, ■	545,000	538,585
Banco Davivienda 144A 8.125% 7/2/35 #, μ	490,000	497,105
Banco de Credito e Inversiones 144A 8.75% 5/8/29 #, μ, ψ	475,000	499,731

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Banking (continued)
Banco Macro 144A 8.00% 6/23/29 #	555,000	$ 566,266
Banco Mercantil del Norte 144A 7.50% 6/27/29 #, μ, ψ	445,000	445,251
Banco Santander
4.175% 3/24/28 μ	1,200,000	1,194,919
4.551% 11/6/30	800,000	788,884

Bancolombia 8.625% 12/24/34 μ	600,000	629,757
Bangkok Bank
144A 3.466% 9/23/36 #, μ	515,000	463,492
144A 4.507% 11/26/30 #	440,000	436,339

Bank Hapoalim 144A 5.252% 1/14/33 #	470,000	464,574
Bank Leumi Le-Israel 144A 7.129% 7/18/33 #, μ	465,000	479,064
Bank Muscat SAOG 4.846% 10/1/30 ■	550,000	539,375
Bank of America
1.734% 7/22/27 μ	3,060,000	3,034,583
3.974% 2/7/30 μ	6,900,000	6,806,613
4.456% 2/6/32 μ	2,845,000	2,809,999
4.623% 5/9/29 μ	1,300,000	1,305,792
5.202% 4/25/29 μ	700,000	710,069
5.288% 4/25/34 μ	5,000,000	5,062,669
5.518% 10/25/35 μ	5,255,000	5,256,726
5.819% 9/15/29 μ	1,939,000	2,000,504
6.204% 11/10/28 μ	3,670,000	3,771,261
6.25% 7/26/30 μ, ψ	2,542,000	2,558,772
6.625% 5/1/30 μ, ψ	1,015,000	1,041,294

Bank of Montreal 4.439% 1/14/32 μ	1,405,000	1,383,851
Bank of New York Mellon 4.942% 2/11/31 μ	1,470,000	1,489,672
Banque Federative du Credit Mutuel 144A 4.541% 1/15/31 #	1,750,000	1,726,578
Barclays
4.942% 9/10/30 μ	2,000,000	2,010,683
4.972% 5/16/29 μ	3,000,000	3,018,757
5.501% 8/9/28 μ	1,600,000	1,618,787
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Banking (continued)
Barclays
7.437% 11/2/33 μ	3,000,000	$ 3,355,829

BBVA Mexico SA Institucion De Banca Multiple Grupo Financiero BBVA Mexico 144A 8.125% 1/8/39 #, μ	230,000	242,372
BNP Paribas
144A 1.904% 9/30/28 #, μ	1,800,000	1,730,782
144A 2.159% 9/15/29 #, μ	600,000	565,372
144A 3.052% 1/13/31 #, μ	4,700,000	4,413,067
BPCE
144A 5.748% 7/19/33 #, μ	5,000,000	5,106,135
144A 6.347% 1/13/47 #, μ	1,160,000	1,110,958
144A 6.612% 10/19/27 #, μ	3,350,000	3,387,543

Burgan Bank 2.75% 12/15/31 μ, ■	495,000	481,898
CBQ Finance 4.625% 9/10/30 ■	550,000	537,384
Citigroup
3.20% 10/21/26	1,000,000	994,615
4.075% 4/23/29 μ	2,400,000	2,382,741
4.503% 9/11/31 μ	2,110,000	2,086,516
5.174% 2/13/30 μ	1,900,000	1,929,545
6.02% 1/24/36 μ	1,215,000	1,241,057
6.625% 2/15/31 μ, ψ	890,000	891,273
6.75% 2/15/30 μ, ψ	972,000	972,087
7.00% 8/15/34 μ, ψ	850,000	875,298
Cooperatieve Rabobank
3.75% 7/21/26	1,350,000	1,347,135
144A 5.447% 3/5/30 #, μ	3,300,000	3,375,561

Danske Bank 144A 5.705% 3/1/30 #, μ	3,400,000	3,497,663
Deutsche Bank
3.547% 9/18/31 μ	1,500,000	1,410,639
3.729% 1/14/32 μ	700,000	650,756
4.95% 8/4/31 μ	3,400,000	3,388,148
5.297% 5/9/31 μ	1,290,000	1,303,674
6.819% 11/20/29 μ	679,000	713,053
7.146% 7/13/27 μ	1,130,000	1,137,691
Goldman Sachs Group
1.542% 9/10/27 μ	9,350,000	9,229,507
3.615% 3/15/28 μ	3,400,000	3,373,396

Schedules of investments
Optimum Fixed Income Fund
		Principal amount°	Value (US $)

Corporate Bonds (continued)
Banking (continued)
Goldman Sachs Group
4.223% 5/1/29 μ		6,100,000	$ 6,066,382
4.369% 10/21/31 μ		2,170,000	2,128,176
4.516% 1/21/32 μ		1,800,000	1,773,094
4.937% 4/23/28 μ		600,000	603,032
5.049% 7/23/30 μ		6,355,000	6,432,572
5.065% 1/21/37 μ		3,560,000	3,481,839
5.207% 1/28/31 μ		2,100,000	2,134,294
5.218% 4/23/31 μ		2,635,000	2,680,062
5.387% 2/2/41 μ		3,120,000	3,015,533
6.484% 10/24/29 μ		5,195,000	5,435,496
HSBC Holdings
2.013% 9/22/28 μ		3,800,000	3,663,979
2.848% 6/4/31 μ		2,700,000	2,495,905
2.871% 11/22/32 μ		1,000,000	895,122
5.21% 8/11/28 μ		500,000	504,159
5.546% 3/4/30 μ		1,800,000	1,844,735
5.875% 9/28/26 μ, ψ	GBP	500,000	660,562
6.75% 3/24/31 μ, ψ		1,030,000	1,019,289
7.00% 9/24/35 μ, ψ		1,040,000	1,030,223
Huntington Bancshares
4.623% 1/28/32 μ		945,000	931,496
5.605% 1/28/41 μ		1,360,000	1,327,869

Industrial Subordinated Trust 2.0 144A 6.55% 4/15/36 #, μ		490,000	490,612
ING Groep
3.875% 5/16/27 μ, ψ		3,000,000	2,899,973
5.55% 3/19/35 μ		4,000,000	4,064,452
Intesa Sanpaolo
144A 4.00% 9/23/29 #		1,300,000	1,272,477
7.75% 1/11/27 μ, ψ, ■	EUR	200,000	236,207
JPMorgan Chase & Co.
1.47% 9/22/27 μ		6,365,000	6,278,393
2.522% 4/22/31 μ		5,500,000	5,083,917
2.947% 2/24/28 μ		1,100,000	1,086,317
2.963% 1/25/33 μ		500,000	453,792
4.005% 4/23/29 μ		900,000	893,034
4.452% 12/5/29 μ		1,500,000	1,502,067
4.851% 7/25/28 μ		1,400,000	1,407,178
4.898% 1/22/37 μ		725,000	709,692
5.103% 4/22/31 μ		1,635,000	1,664,993
5.14% 1/24/31 μ		434,000	442,039
5.193% 2/5/37 μ		3,380,000	3,322,674
5.571% 4/22/28 μ		1,340,000	1,356,620
6.254% 10/23/34 μ		2,940,000	3,162,084

JPMorgan Chase Bank 5.11% 12/8/26		4,000,000	4,022,904
		Principal amount°	Value (US $)

Corporate Bonds (continued)
Banking (continued)

Keybank National Association 5.85% 11/15/27		995,000	$ 1,016,149
Kookmin Bank 144A 2.50% 11/4/30 #		550,000	498,991
Lloyds Banking Group
3.75% 3/18/28 μ		1,400,000	1,390,934
5.462% 1/5/28 μ		3,600,000	3,626,964

Metropolitan Bank & Trust 5.375% 3/6/29 ■		265,000	270,911
Mitsubishi UFJ Financial Group 2.559% 2/25/30		1,800,000	1,667,579
Mizuho Financial Group
2.564% 9/13/31		1,400,000	1,233,825
2.591% 5/25/31 μ		2,000,000	1,837,864
3.261% 5/22/30 μ		3,100,000	2,984,902
Morgan Stanley
0.495% 10/26/29 μ	EUR	2,000,000	2,144,199
3.625% 1/20/27		4,000,000	3,984,129
3.79% 3/21/30 μ	EUR	4,400,000	5,117,935
4.21% 4/20/28 μ		1,400,000	1,396,397
4.493% 1/16/32 μ		1,910,000	1,878,437
4.687% (SOFR + 1.02%) 4/13/28 •		4,500,000	4,516,829
5.123% 2/1/29 μ		4,100,000	4,146,264
5.192% 4/17/31 μ		315,000	319,768
5.652% 4/13/28 μ		1,200,000	1,214,528
5.656% 4/18/30 μ		1,200,000	1,234,653
5.90% 3/13/47 μ		1,695,000	1,688,115
6.296% 10/18/28 μ		1,717,000	1,762,387
6.407% 11/1/29 μ		1,688,000	1,762,016
Nationwide Building Society
144A 2.972% 2/16/28 #, μ		800,000	789,009
144A 4.302% 3/8/29 #, μ		5,200,000	5,167,387
NatWest Group
4.80% 4/5/26		5,000,000	4,999,803
5.125% 5/12/27 μ, ψ	GBP	500,000	651,812

NBK SPC 144A 1.625% 9/15/27 #, μ		400,000	394,276
Nordea Bank 144A 6.75% 11/10/33 #, μ, ψ		1,020,000	1,017,583

		Principal amount°	Value (US $)

Corporate Bonds (continued)
Banking (continued)

Oversea-Chinese Banking 144A 4.55% 9/8/35 #, μ		795,000	$ 785,467
PNC Bank 4.05% 7/26/28		2,400,000	2,379,030
PNC Financial Services Group
4.899% 5/13/31 μ		845,000	850,379
5.423% 1/25/41 μ		1,005,000	984,986
5.575% 1/29/36 μ		980,000	1,000,834
5.676% 1/22/35 μ		1,090,000	1,121,647
6.875% 10/20/34 μ		1,645,000	1,817,887

Popular 7.25% 3/13/28		1,987,000	2,059,827
QNB Bank 10.75% 11/15/33 μ, ■		275,000	298,742
Royal Bank of Canada 6.50% 11/24/85 μ		1,580,000	1,527,852
Santander UK Group Holdings
3.823% 11/3/28 μ		3,200,000	3,159,923
6.534% 1/10/29 μ		3,350,000	3,457,506

Scotiabank Peru 144A 6.10% 10/1/35 #, μ		495,000	505,073
Shinhan Bank 144A 5.75% 4/15/34 #		420,000	434,791
SNB Funding 6.00% 6/24/35 μ, ■		435,000	431,937
Societe Generale 144A 5.439% 10/3/36 #, μ		1,890,000	1,850,233
Standard Chartered
144A 5.005% 10/15/30 #, μ		1,100,000	1,109,919
144A 6.301% 1/9/29 #, μ		270,000	277,405
144A 7.625% 1/16/32 #, μ, ψ		275,000	280,949
Sumitomo Mitsui Financial Group
2.222% 9/17/31		2,300,000	2,014,817
5.454% 1/15/32		2,000,000	2,063,616

Sumitomo Mitsui Trust Bank 144A 5.20% 3/7/27 #		2,700,000	2,724,752
TBC Bank JSC 144A 10.25% 7/30/29 #, μ, ψ		395,000	420,491
Turkiye Garanti Bankasi 144A 8.375% 2/28/34 #, μ		500,000	504,271
UBS Group
0.25% 11/5/28 μ, ■	EUR	1,000,000	1,101,623
		Principal amount°	Value (US $)

Corporate Bonds (continued)
Banking (continued)
UBS Group
144A 3.126% 8/13/30 #, μ		2,000,000	$ 1,902,661
144A 4.194% 4/1/31 #, μ		2,500,000	2,446,673
144A 4.844% 11/6/33 #, μ		1,920,000	1,889,179
144A 5.01% 3/23/37 #, μ		1,890,000	1,828,469
144A 5.699% 2/8/35 #, μ		3,900,000	3,999,253
144A 7.00% 2/10/30 #, μ, ψ		2,280,000	2,259,875

Ueno Bank 144A 6.70% 3/6/31 #		510,000	505,476
UniCredit 7.50% 6/3/26 μ, ψ, ■	EUR	600,000	696,929
US Bancorp
2.491% 11/3/36 μ		3,400,000	2,940,697
4.653% 2/1/29 μ		1,136,000	1,141,590
6.787% 10/26/27 μ		720,000	729,660

US Bank 4.73% 5/15/28 μ		1,485,000	1,490,727
Wells Fargo & Co.
3.196% 6/17/27 μ		900,000	897,466
3.584% 5/22/28 μ		5,300,000	5,250,864
4.736% (SOFR + 1.07%) 4/22/28 •		2,900,000	2,911,026
4.96% 1/23/37 μ		965,000	940,407
5.15% 4/23/31 μ		125,000	127,159
5.198% 1/23/30 μ		2,200,000	2,234,784
5.389% 4/24/34 μ		5,000,000	5,076,523
5.707% 4/22/28 μ		3,800,000	3,849,603
6.491% 10/23/34 μ		1,500,000	1,624,619

Wells Fargo Bank 5.254% 12/11/26		2,100,000	2,115,501
Yapi ve Kredi Bankasi 144A 7.55% 6/11/36 #, μ		695,000	669,550
			348,250,442
Basic Industry — 0.86%
Anglo American Capital 144A 5.25% 3/19/36 #		4,585,000	4,485,131
AngloGold Ashanti Holdings 6.50% 4/15/40		335,000	355,847
Celanese US Holdings
6.50% 4/15/30		151,000	154,196
6.75% 4/15/33		1,256,000	1,289,401

Cleveland-Cliffs 144A 7.00% 3/15/32 #		1,870,000	1,811,660

Schedules of investments
Optimum Fixed Income Fund
		Principal amount°	Value (US $)

Corporate Bonds (continued)
Basic Industry (continued)
First Quantum Minerals
144A 6.375% 2/15/36 #		425,000	$ 409,184
144A 7.25% 2/15/34 #		340,000	346,410

Fortescue Treasury 144A 6.125% 4/15/32 #		1,885,000	1,927,842
GC Treasury Center 144A 7.125% 3/10/35 #, μ, ψ		610,000	593,738
INEOS Styrolution Ludwigshafen 2.25% 1/16/27 **, ■	EUR	300,000	339,691
LD Celulose International 144A 7.95% 1/26/32 #		555,000	570,712
Magnera 144A 7.25% 11/15/31 #		3,455,000	3,201,766
Marcobre 144A 5.75% 1/22/36 #		490,000	473,713
Novelis 144A 4.75% 1/30/30 #		1,580,000	1,495,885
OCP 144A 6.10% 4/30/30 #		200,000	203,249
Olin 144A 6.625% 4/1/33 #		3,574,000	3,500,647
Sasol Financing USA
144A 8.75% 5/3/29 #		305,000	317,629
8.75% 4/10/33 #		310,000	310,000

Vale Overseas 144A 6.00% 2/25/56 #, μ		555,000	546,675
Vedanta Resources Finance II 144A 9.125% 10/15/32 #		410,000	412,834
Windfall Mining Group 144A 5.854% 5/13/32 #		560,000	569,621
			23,315,831
Brokerage — 0.28%
Jefferies Financial Group
2.625% 10/15/31		2,925,000	2,547,106
6.20% 4/14/34		1,155,000	1,178,514
6.45% 6/8/27		331,000	337,195
6.50% 1/20/43		880,000	858,393

PennyMac Financial Services 144A 6.875% 5/15/32 #		2,755,000	2,661,378
			7,582,586
Capital Goods — 0.11%
Celestial Dynasty 6.375% 8/22/28 ■		535,000	527,815
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Capital Goods (continued)
IHS Holding 144A 8.25% 11/29/31 #	605,000	$ 621,188
Rolls-Royce 144A 5.75% 10/15/27 #	1,000,000	1,016,105
Standard Industries 144A 3.375% 1/15/31 #	1,073,000	962,488
		3,127,596
Communications — 3.43%
Alibaba Group Holding
2.70% 2/9/41	265,000	194,859
5.25% 5/26/35	315,000	323,755
Amazon.com
4.10% 11/20/30	1,310,000	1,295,191
4.875% 3/13/36	1,225,000	1,214,309
5.80% 3/13/56	1,355,000	1,354,868
AT&T
2.55% 12/1/33	2,673,000	2,263,104
5.55% 11/1/45	1,090,000	1,032,634
6.00% 4/30/56	3,775,000	3,696,026
6.30% 1/15/38	900,000	958,593

Axian Telecom Holding & Management 144A 7.25% 7/11/30 #	380,000	375,907
Beignet Investor 144A 6.581% 5/30/49 #	14,000,000	14,405,027
CCO Holdings
144A 4.25% 1/15/34 #	1,625,000	1,391,688
144A 6.375% 9/1/29 #	2,739,000	2,749,159
Charter Communications Operating
2.80% 4/1/31	4,000,000	3,592,202
5.05% 3/30/29	3,800,000	3,819,985

Connect Finco 144A 9.00% 9/15/29 #	2,985,000	3,139,593
Digicel International Finance 144A 8.625% 8/1/32 #	635,000	646,605
Midcontinent Communications 144A 8.00% 8/15/32 #	1,625,000	1,515,531
Millicom International Cellular 144A 7.375% 4/2/32 #	401,000	406,365
NTT Finance
144A 4.62% 7/16/28 #	400,000	401,586
144A 4.978% (SOFR + 1.31%) 7/16/30 #, •	900,000	913,797
Orange
144A 4.25% 1/13/31 #	1,720,000	1,687,787
144A 4.75% 1/13/33 #	1,430,000	1,414,530

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Communications (continued)
Orange
144A 5.00% 1/13/36 #	3,135,000	$ 3,080,460

Prosus 144A 3.061% 7/13/31 #	395,000	354,088
Rogers Communications
5.30% 2/15/34	2,075,000	2,066,713
7.125% 4/15/55 μ	1,821,000	1,864,574

Sable International Finance 144A 7.125% 10/15/32 #	520,000	514,157
Sirius XM Radio 144A 4.125% 7/1/30 #	2,115,000	1,981,717
SoftBank
144A 4.699% 7/9/30 #	2,445,000	2,431,566
144A 5.332% 7/9/35 #	2,940,000	2,896,129

Sprint Capital 6.875% 11/15/28	3,275,000	3,463,359
Time Warner Cable
6.55% 5/1/37	4,700,000	4,742,188
7.30% 7/1/38	2,120,000	2,219,867
T-Mobile USA
3.30% 2/15/51	1,500,000	982,604
3.75% 4/15/27	2,150,000	2,137,098
3.875% 4/15/30	1,100,000	1,071,556
5.875% 11/15/55	1,665,000	1,624,752

Turkcell Iletisim Hizmetleri 144A 7.45% 1/24/30 #	350,000	354,811
Verizon Communications
2.55% 3/21/31	537,000	487,650
4.75% 1/15/33	3,230,000	3,191,215
4.78% 2/15/35	1,027,000	994,384
5.00% 1/15/36	1,955,000	1,915,246
5.875% 11/30/55	1,555,000	1,513,611

Virgin Media Secured Finance 144A 4.50% 8/15/30 #	800,000	710,103
Vmed O2 UK Financing I
144A 4.25% 1/31/31 #	1,290,000	1,109,031
144A 4.75% 7/15/31 #	930,000	801,131
144A 7.75% 4/15/32 #	1,800,000	1,727,633
		93,028,744
Consumer Cyclical — 2.44%
Azul Secured Finance 144A 9.875% 2/15/31 #	475,000	434,922
Bath & Body Works 6.875% 11/1/35	3,448,000	3,395,665
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Consumer Cyclical (continued)
BMW US Capital 144A 4.75% 3/21/28 #	900,000	$ 905,242
Caesars Entertainment 144A 6.50% 2/15/32 #	1,910,000	1,889,292
Carnival
144A 4.00% 8/1/28 #	500,000	488,444
144A 5.875% 6/15/31 #	2,000,000	2,025,842

Cyprium 144A 6.125% 4/15/31 #	3,565,000	3,523,352
Discovery Global Holdings
5.05% 3/15/42	800,000	529,045
5.141% 3/15/52	70,000	42,613

El Puerto de Liverpool 144A 6.658% 1/22/37 #	470,000	482,925
Ford Motor Credit
2.70% 8/10/26	700,000	694,903
5.42% 4/9/31	2,700,000	2,652,343
5.80% 3/5/27	3,500,000	3,520,136
6.532% 3/19/32	1,765,000	1,812,151

Future Retail 144A 5.60% 1/22/25 #, ‡	565,000	1,418
General Motors Financial
2.35% 2/26/27	3,575,000	3,507,406
5.60% 6/18/31	478,000	489,370
5.75% 2/8/31	4,100,000	4,231,884

Gildan Activewear 144A 4.70% 10/7/30 #	3,515,000	3,479,153
Hasbro 4.65% 3/12/31	680,000	671,757
Hilton Domestic Operating
144A 3.625% 2/15/32 #	700,000	636,755
144A 4.00% 5/1/31 #	700,000	657,530

Hilton Grand Vacations Borrower Escrow 144A 5.00% 6/1/29 #	900,000	855,099
Hyundai Capital Services 144A 5.25% 1/22/28 #	330,000	334,347
Las Vegas Sands 5.625% 6/15/28	1,900,000	1,925,119
Lowe's 4.25% 3/15/31	1,365,000	1,340,314
Marriott International
3.50% 10/15/32	900,000	828,094
4.50% 5/1/33	720,000	695,970
5.10% 5/1/38	1,000,000	951,111

Schedules of investments
Optimum Fixed Income Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Consumer Cyclical (continued)
Melco Resorts Finance
144A 5.375% 12/4/29 #	200,000	$ 192,266
5.75% 7/21/28 ■	200,000	195,880
144A 7.625% 4/17/32 #	415,000	421,485

MGM China Holdings 144A 4.75% 2/1/27 #	200,000	197,801
Nissan Motor
144A 4.345% 9/17/27 #	1,400,000	1,362,943
144A 4.81% 9/17/30 #	600,000	545,362
Nissan Motor Acceptance
144A 2.45% 9/15/28 #	300,000	274,402
144A 5.698% (SOFRINDX + 2.05%) 9/13/27 #, •	100,000	99,210

QXO Building Products 144A 6.75% 4/30/32 #	660,000	673,772
Resideo Funding 144A 6.50% 7/15/32 #	1,350,000	1,331,811
Royal Caribbean Cruises 4.75% 5/15/33	5,740,000	5,543,966
Sands China
2.30% 3/8/27	200,000	195,331
3.25% 8/8/31	425,000	384,955
4.375% 6/18/30	650,000	627,626
5.40% 8/8/28	1,800,000	1,814,612

Stellantis Finance US 144A 5.35% 3/17/28 #	500,000	503,748
Toyota Motor Credit 4.431% (SOFR + 0.77%) 8/7/26 •	1,100,000	1,101,366
Victra Holdings 144A 8.75% 9/15/29 #	3,000,000	3,116,019
Volkswagen Group of America Finance
144A 4.95% 3/25/27 #	600,000	602,567
144A 5.05% 3/27/28 #	2,900,000	2,919,305
144A 5.65% 9/12/28 #	400,000	407,839
Wynn Macau
5.50% 10/1/27 ■	200,000	198,169
144A 6.75% 2/15/34 #	685,000	669,124
		66,381,761
Consumer Non-Cyclical — 3.11%
Abbott Laboratories
4.30% 3/15/33	1,715,000	1,678,894
4.65% 3/15/36	3,490,000	3,414,068
		Principal amount°	Value (US $)

Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
AbbVie
4.125% 3/15/31		2,405,000	$ 2,370,626
4.95% 3/15/31		4,300,000	4,393,548

Adani Ports & Special Economic Zone 144A 3.10% 2/2/31 #		400,000	351,685
Amgen
2.20% 2/21/27		3,300,000	3,240,573
4.85% 2/19/36		1,740,000	1,710,266

Ashtead Capital 144A 5.95% 10/15/33 #		2,600,000	2,680,698
Astrazeneca Finance 1.75% 5/28/28		4,600,000	4,379,319
Bayer US Finance
144A 6.125% 11/21/26 #		800,000	807,395
144A 6.25% 1/21/29 #		200,000	207,765
144A 6.375% 11/21/30 #		600,000	631,138
144A 6.50% 11/21/33 #		400,000	425,541

Bayer US Finance II 144A 4.375% 12/15/28 #		200,000	198,029
Becton Dickinson Euro Finance 1.336% 8/13/41	EUR	700,000	525,590
Bidvest Group UK 144A 6.20% 9/17/32 #		440,000	439,892
Bimbo Bakeries USA 144A 6.40% 1/15/34 #		260,000	277,410
Block 144A 6.00% 8/15/33 #		1,531,000	1,507,290
Bunge Limited Finance 4.20% 9/17/29		2,930,000	2,902,903
Cargill 144A 4.125% 10/23/30 #		1,175,000	1,158,329
CVS Health
3.75% 4/1/30		4,400,000	4,252,850
5.05% 3/25/48		1,310,000	1,124,723
5.45% 9/15/35		1,460,000	1,466,203

CVS Pass Through Trust 144A 5.773% 1/10/33 #, ♦		45,221	45,866
DaVita
144A 3.75% 2/15/31 #		580,000	532,165
144A 4.625% 6/1/30 #		945,000	909,185
Eli Lilly & Co.
4.55% 10/15/32		567,000	567,428
4.90% 10/15/35		1,160,000	1,159,876
5.60% 2/12/65		1,775,000	1,738,494

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Consumer Non-Cyclical (continued)

ERAC USA Finance 144A 4.60% 5/1/28 #	3,880,000	$ 3,899,726
Global Medical Response 144A 7.375% 10/1/32 #	1,120,000	1,164,010
Global Payments 3.20% 8/15/29	2,150,000	2,028,490
Haleon US Capital 3.375% 3/24/29	500,000	486,628
HCA
3.50% 9/1/30	4,500,000	4,274,771
4.125% 6/15/29	3,400,000	3,353,762
5.25% 3/1/30	2,000,000	2,042,371

Herc Holdings 144A 7.25% 6/15/33 #	420,000	430,749
Indofood CBP Sukses Makmur 3.398% 6/9/31 ■	500,000	459,896
International Container Terminal Services 4.75% 6/17/30 ■	245,000	245,765
JBS
144A 5.625% 3/10/37 #	1,730,000	1,736,496
6.25% 3/1/56	1,665,000	1,634,282

Kaspi.KZ JSC 144A 6.25% 3/26/30 #	540,000	544,541
Merck & Co.
3.85% 3/15/29	910,000	903,577
4.15% 3/15/31	2,425,000	2,398,698
4.45% 12/4/32	718,000	713,332

MHP Lux 144A 10.50% 7/28/29 #	515,000	519,290
Novartis Capital
4.40% 3/18/31	1,350,000	1,350,008
4.60% 3/18/33	1,295,000	1,289,877
4.90% 3/18/36	2,325,000	2,320,342
5.70% 3/18/56	945,000	952,420
Pfizer
4.20% 11/15/30	825,000	819,496
4.875% 11/15/35	1,250,000	1,237,989

Philip Morris International 4.125% 4/28/28	3,100,000	3,095,309
Sysco 5.10% 9/23/30	900,000	907,396
UnitedHealth Group 3.70% 5/15/27	600,000	596,414
		84,503,384
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Energy — 2.39%
Abu Dhabi Crude Oil Pipeline 144A 4.60% 11/2/47 #	275,000	$ 239,383
Adnoc Murban Rsc 144A 4.25% 9/11/29 #	3,600,000	3,547,708
Azule Energy Finance
144A 8.125% 1/23/30 #	345,000	349,753
144A 8.625% 1/22/33 #	570,000	575,436

Cenovus Energy 5.40% 3/20/36	1,700,000	1,692,142
Cheniere Energy 144A 5.20% 7/30/36 #	1,115,000	1,104,046
Diamondback Energy 5.55% 4/1/35	2,688,000	2,744,153
Enbridge
4.90% 6/20/30	865,000	874,390
5.55% 6/20/35	1,360,000	1,390,844
5.70% 3/8/33	5,000,000	5,181,310
5.75% 7/15/80 μ	585,000	584,243
Energy Transfer
4.95% 5/15/28	700,000	706,359
5.50% 6/1/27	3,200,000	3,230,323
6.10% 12/1/28	2,655,000	2,760,009
6.30% 1/15/56	5,385,000	5,307,534
6.50% 2/15/56 μ	2,445,000	2,417,161
6.75% 2/15/56 μ	2,660,000	2,655,974

Galaxy Pipeline Assets Bidco 144A 2.16% 3/31/34 #	603,781	568,130
Greensaif Pipelines Bidco 144A 6.51% 2/23/42 #	550,000	570,202
Hilcorp Energy I
144A 6.00% 2/1/31 #	710,000	690,565
144A 6.25% 4/15/32 #	675,000	653,763

KazMunayGas National JSC 144A 3.50% 4/14/33 #	395,000	354,915
NGL Energy Operating 144A 8.375% 2/15/32 #	1,050,000	1,082,838
ONEOK
4.35% 3/15/29	1,500,000	1,491,317
5.65% 11/1/28	700,000	718,845
5.70% 11/1/54	960,000	876,595

ORLEN 144A 6.00% 1/30/35 #	475,000	484,840
Pertamina Hulu Energi 144A 5.25% 5/21/30 #	600,000	601,995

Schedules of investments
Optimum Fixed Income Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Energy (continued)

Petrobras Global Finance 6.25% 1/10/36	550,000	$ 537,949
Petroleos de Venezuela 9.75% 5/17/35 ‡, ■	390,000	162,942
Pluspetrol 144A 8.50% 5/30/32 #	460,000	478,377
PRIO Luxembourg Holding 144A 6.75% 10/15/30 #	420,000	409,080
Raizen Fuels Finance
144A 6.25% 7/8/32 #, ‡	565,000	313,575
144A 6.95% 3/5/54 #, ‡	465,000	245,869

Santos Finance 144A 3.649% 4/29/31 #	1,700,000	1,592,077
SierraCol Energy Andina 144A 9.00% 11/14/30 #	500,000	498,103
State Oil Co. of the Azerbaijan Republic 6.95% 3/18/30 ■	400,000	429,927
Targa Resources 4.20% 2/1/33	300,000	284,168
Tecpetrol 144A 7.625% 11/3/30 #	565,000	572,373
Tennessee Gas Pipeline 144A 2.90% 3/1/30 #	3,500,000	3,280,505
Thaioil Treasury Center 144A 6.10% 1/15/31 #, μ, ψ	410,000	395,793
Transportadora de Gas del Sur 144A 7.75% 11/20/35 #	470,000	477,858
Valero Energy 5.15% 3/10/36	5,180,000	5,108,261
Venture Global Calcasieu Pass 144A 3.875% 11/1/33 #	3,870,000	3,431,341
Viper Energy Partners
4.90% 8/1/30	1,400,000	1,401,694
5.70% 8/1/35	1,300,000	1,310,926

Woodside Finance 144A 3.70% 9/15/26 #	400,000	398,594
		64,784,185
Finance Companies — 2.95%
Abu Dhabi Developmental Holding PJSC 144A 5.50% 5/8/34 #	1,500,000	1,519,963
		Principal amount°	Value (US $)

Corporate Bonds (continued)
Finance Companies (continued)
AerCap Ireland Capital DAC
2.45% 10/29/26		200,000	$ 197,829
4.75% 1/15/33		1,280,000	1,244,567

Air Lease 4.125% 12/15/26 μ, ψ		698,000	681,834
Aldar Properties PJSC 144A 5.875% 4/14/56 #, μ		450,000	414,013
American Express 5.284% 7/26/35 μ		1,700,000	1,716,430
Apollo Debt Solutions 6.70% 7/29/31		2,755,000	2,788,785
Apollo Global Management 4.60% 1/15/31		1,030,000	1,021,091
Ares Capital 5.10% 1/15/31		1,495,000	1,438,351
Aviation Capital Group 144A 4.875% 1/28/33 #		3,500,000	3,381,816
Avolon Holdings Funding
144A 2.528% 11/18/27 #		51,000	49,288
144A 4.85% 4/1/33 #		1,650,000	1,581,459
144A 4.95% 1/15/28 #		1,030,000	1,033,861
144A 4.95% 10/15/32 #		2,400,000	2,338,490
144A 5.375% 5/30/30 #		420,000	424,761
Blackstone Private Credit Fund
5.05% 9/10/30		1,075,000	1,014,164
5.35% 3/12/31		990,000	941,038
5.60% 11/22/29		920,000	895,390
Blue Owl Credit Income
5.80% 3/15/30		1,419,000	1,368,984
6.60% 9/15/29		3,538,000	3,526,298

Brookfield Asset Management 4.653% 11/15/30		2,025,000	2,008,112
Brookfield Capital Finance 6.087% 6/14/33		3,800,000	3,965,543
Brookfield Finance 5.33% 1/15/36		3,495,000	3,423,666
Cantor Fitzgerald 144A 7.20% 12/12/28 #		2,800,000	2,910,190
Capital One Financial 4.722% 1/30/32 μ		1,300,000	1,280,644
CI Financial 144A 4.625% 12/12/31 #	EUR	800,000	926,162

		Principal amount°	Value (US $)

Corporate Bonds (continued)
Finance Companies (continued)

CrossCountry Intermediate HoldCo 144A 6.50% 10/1/30 #		3,908,000	$ 3,729,751
Crown Castle 2.25% 1/15/31		5,000,000	4,417,792
DAE Funding 3.375% 3/20/28 ■		2,700,000	2,600,629
Encore Capital Group 144A 8.50% 5/15/30 #		400,000	423,180
GE Capital UK Funding Unlimited 5.875% 1/18/33 ■	GBP	300,000	409,395
Indigo Group 1.625% 4/19/28 ■	EUR	1,700,000	1,898,737
InRetail Shopping Malls 144A 5.65% 10/16/32 #		490,000	477,015
IRSA Inversiones y Representaciones 144A 8.00% 3/31/35 #		430,000	438,063
Jyske Realkredit 1.50% 10/1/53	DKK	1	0
KKR & Co. 5.10% 8/7/35		4,155,000	4,021,347
Logicor Financing 3.25% 11/13/28 ■	EUR	3,400,000	3,903,812
Mobiliare Latam 144A 6.75% 11/10/32 #		450,000	448,981
Muthoot Finance 144A 6.375% 3/2/30 #		705,000	696,812
OneMain Finance 7.125% 9/15/32		2,770,000	2,731,515
Owl Rock Capital 2.875% 6/11/28		500,000	464,919
Realkredit Danmark
1.00% 10/1/50 ■	DKK	1	0
1.50% 10/1/53 ■	DKK	1	0
2.00% 10/1/53 ■	DKK	1	0

Sirius Real Estate 1.125% 6/22/26 ■	EUR	2,400,000	2,761,670
SMBC Aviation Capital Finance DAC 144A 5.25% 11/26/35 #		2,090,000	2,041,924
Stellantis Financial Services US 144A 5.338% (SOFR + 1.69%) 9/15/28 #, •		1,400,000	1,403,253
Takeoff Merger Sub
144A 4.85% 3/24/31 #		2,395,000	2,365,975
144A 5.50% 3/24/36 #		530,000	522,371

TPG Operating Group II 4.875% 5/15/31		1,355,000	1,329,619
		Principal amount°	Value (US $)

Corporate Bonds (continued)
Finance Companies (continued)

UWM Holdings 144A 6.25% 3/15/31 #		890,000	$ 811,258
			79,990,747
Industrials — 1.14%
Aeropuerto Internacional de Tocumen 144A 5.125% 8/11/61 #		200,000	160,383
Aeropuertos Argentina 2000 144A 8.50% 8/1/31 #		502,914	525,454
Boeing
6.259% 5/1/27		2,750,000	2,798,254
6.298% 5/1/29		700,000	735,082
6.388% 5/1/31		1,100,000	1,173,443
6.528% 5/1/34		500,000	544,880
6.858% 5/1/54		3,835,000	4,224,158
7.008% 5/1/64		400,000	442,621

Canadian Pacific Railway 5.50% 3/15/56		1,355,000	1,298,033
Caterpillar Financial Services 4.15% 1/8/31		1,055,000	1,045,561
Eaton
4.50% 3/6/33		415,000	409,431
4.80% 3/6/36		885,000	874,095

Embraer Netherlands Finance 5.40% 1/9/38		450,000	430,484
FedEx 3.25% 5/15/41		1,840,000	1,387,672
FedEx Freight Holding
144A 4.65% 3/15/31 #		3,700,000	3,638,246
144A 4.95% 3/15/33 #		1,505,000	1,468,377
144A 5.25% 3/15/36 #		1,180,000	1,142,081

Holcim Finance Luxembourg 0.50% 4/23/31 ■	EUR	1,100,000	1,088,672
Honeywell Aerospace 144A 4.95% 3/16/36 #		2,535,000	2,516,213
HTA Group
144A 6.75% 4/1/31 #		330,000	326,554
144A 7.50% 6/4/29 #		365,000	371,887

Kingston Airport Revenue Finance 144A 6.75% 12/15/36 #		950,000	945,250
Mauser Packaging Solutions Holding 144A 7.875% 4/15/30 #		2,064,000	2,065,476

Schedules of investments
Optimum Fixed Income Fund
		Principal amount°	Value (US $)

Corporate Bonds (continued)
Industrials (continued)

MV24 Capital 144A 6.748% 6/1/34 #		416,418	$ 415,881
RTX 4.625% 11/16/48		805,000	685,818
Sitios Latinoamerica 144A 6.00% 11/25/29 #		315,000	317,993
			31,031,999
Insurance — 0.65%
AIA Group
144A 3.90% 4/6/28 #		1,000,000	996,017
144A 5.375% 4/5/34 #		310,000	317,068

Athene Global Funding 3.024% (EUR003M + 1.00%) 2/23/27 ■, •	EUR	2,500,000	2,892,899
Athene Holding 6.875% 6/28/55 μ		1,290,000	1,206,740
Corebridge Global Funding 144A 4.55% 1/9/31 #		2,600,000	2,568,322
F&G Global Funding 144A 5.875% 1/16/30 #		1,100,000	1,115,127
Fairfax Financial Holdings 4.625% 4/29/30		1,000,000	996,392
FWD Group Holdings
144A 5.252% 9/22/30 #		250,000	249,167
144A 5.836% 9/22/35 #		395,000	392,549

Hanwha Life Insurance 144A 6.30% 6/24/55 #, μ		420,000	429,933
Henneman Trust 144A 6.58% 5/15/55 #		730,000	734,182
Howden UK Refinance 144A 7.25% 2/15/31 #		3,738,000	3,772,375
Mutual of Omaha Cos. Global Funding 144A 4.546% 1/13/31 #		1,950,000	1,927,904
			17,598,675
Real Estate Investment Trusts — 1.04%
American Tower
2.30% 9/15/31		1,600,000	1,409,413
3.65% 3/15/27		300,000	297,915
3.95% 3/15/29		2,150,000	2,116,425
5.20% 2/15/29		600,000	610,394

EPR Properties 4.50% 6/1/27		1,700,000	1,693,272
Equinix Asia Financing 4.40% 3/15/31		3,800,000	3,721,421
		Principal amount°	Value (US $)

Corporate Bonds (continued)
Real Estate Investment Trusts (continued)

Extra Space Storage 5.40% 2/1/34		2,340,000	$ 2,360,176
FIBRA Prologis 144A 5.50% 11/26/35 #		645,000	623,826
GLP Capital
4.00% 1/15/30		2,600,000	2,497,016
5.625% 3/1/36		2,050,000	1,995,722

Iron Mountain 144A 5.25% 7/15/30 #		661,000	642,579
Iron Mountain Information Management Services 144A 5.00% 7/15/32 #		2,105,000	1,988,680
Prologis 4.20% 2/15/33	CAD	1,300,000	931,475
Simon Property Group 2.65% 2/1/32		770,000	687,115
Starwood Property Trust 144A 7.25% 4/1/29 #		3,315,000	3,417,364
Trust 2401 144A 7.70% 1/23/32 #		416,000	445,407
VICI Properties
4.75% 2/15/28		100,000	100,128
4.95% 2/15/30		1,815,000	1,812,792
5.625% 4/1/35		715,000	711,994
144A 5.75% 2/1/27 #		145,000	145,859
			28,208,973
Technology — 1.42%
Broadcom
144A 3.137% 11/15/35 #		2,789,000	2,370,706
3.419% 4/15/33		1,600,000	1,463,678
4.20% 10/15/30		395,000	390,542
144A 4.926% 5/15/37 #		115,000	111,617
5.05% 4/15/30		2,900,000	2,956,552

CDW 3.276% 12/1/28		4,143,000	3,982,303
Entegris 144A 4.75% 4/15/29 #		1,230,000	1,216,711
Fiserv 3.50% 7/1/29		3,500,000	3,353,702
Foundry JV Holdco
144A 6.10% 1/25/36 #		1,520,000	1,567,485
144A 6.15% 1/25/32 #		1,095,000	1,143,981
Leidos
5.00% 3/15/36		2,855,000	2,761,300
5.40% 3/15/32		735,000	750,308

NXP 3.875% 6/18/26		3,250,000	3,245,887
Oracle
4.55% 2/4/29		700,000	691,291
4.70% 9/27/34		420,000	383,490
5.70% 2/4/36		2,575,000	2,476,948

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Technology (continued)
Oracle
5.875% 9/26/45	3,520,000	$ 3,039,105
6.70% 2/4/56	1,210,000	1,123,881

Salesforce 4.90% 9/15/31	3,090,000	3,086,354
TD SYNNEX
2.375% 8/9/28	800,000	759,674
2.65% 8/9/31	1,200,000	1,066,809

TSMC Arizona 2.50% 10/25/31	590,000	535,742
TSMC Global 144A 2.25% 4/23/31 #	245,000	222,010
		38,700,076
Transportation — 0.16%
Air Canada 144A 3.875% 8/15/26 #	300,000	298,676
American Airlines 144A 5.50% 4/20/26 #	41,667	41,724
American Airlines 2015-1 Class A Pass Through Trust 3.375% 11/1/28 ♦	853,354	842,562
American Airlines 2016-1 Class AA Pass Through Trust 3.575% 7/15/29 ♦	383,740	378,366
American Airlines 2016-3 Class AA Pass Through Trust 3.00% 4/15/30 ♦	745,783	723,416
American Airlines 2019-1 Class AA Pass Through Trust 3.15% 8/15/33 ♦	134,885	125,603
American Airlines 2021-1 Class A Pass Through Trust 2.875% 1/11/36 ♦	81,232	72,584
British Airways 2018-1 Class AA Pass Through Trust 144A 3.80% 3/20/33 #, ♦	678,475	662,075
British Airways 2019-1 Class AA Pass Through Trust 144A 3.30% 6/15/34 #, ♦	210,529	199,115
Latam Airlines Group 144A 7.875% 4/15/30 #	495,000	500,569
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Transportation (continued)
United Airlines 2020-1 Class A Pass Through Trust 5.875% 4/15/29 ♦	618,652	$ 628,987
		4,473,677
Utilities — 1.95%
Adani Electricity Mumbai 144A 3.949% 2/12/30 #	245,000	224,252
Aegea Finance 144A 7.625% 1/20/36 #	370,000	321,466
American Electric Power 6.05% 3/15/56 μ	1,400,000	1,388,107
Black Hills 4.55% 1/31/31	1,090,000	1,078,850
Boston Gas 144A 3.757% 3/16/32 #	500,000	469,072
Cikarang Listrindo 144A 5.65% 3/12/35 #	610,000	604,452
Comision Ejecutiva Hidroelectrica del Rio Lempa 144A 8.65% 1/24/33 #	200,000	205,300
Constellation Energy Generation 3.90% 1/8/28	860,000	853,492
Dominion Energy
6.20% 2/15/56 μ	950,000	941,996
Series A 6.875% 2/1/55 μ	1,295,000	1,333,695

Edison International 5.25% 3/15/32	300,000	297,191
Energuate Trust 2 0 144A 6.35% 9/15/35 #	520,000	510,045
GDZ Elektrik Dagitim 144A 9.00% 10/15/29 #	510,000	484,210
Georgia Global Utilities JSC 144A 8.875% 7/25/29 #	275,000	285,685
Georgia Power 4.70% 5/15/32	3,200,000	3,203,263
JSW Hydro Energy 144A 4.125% 5/18/31 #	368,350	337,422
Mong Duong Finance Holdings 144A 5.125% 5/7/29 #	735,814	724,471
NextEra Energy Capital Holdings 1.90% 6/15/28	4,500,000	4,268,056

Schedules of investments
Optimum Fixed Income Fund
		Principal amount°	Value (US $)

Corporate Bonds (continued)
Utilities (continued)

Northumbrian Water Finance 1.625% 10/11/26 ■	GBP	700,000	$ 910,881
Nova Securitisation 144A 6.50% 2/3/36 #		625,000	595,316
NRG Energy
144A 4.734% 10/15/30 #		1,760,000	1,744,647
144A 5.407% 10/15/35 #		1,405,000	1,379,063
Pacific Gas & Electric
2.10% 8/1/27		1,400,000	1,357,376
3.00% 6/15/28		800,000	774,438
3.30% 3/15/27		700,000	691,844
3.30% 8/1/40		600,000	449,094
3.50% 8/1/50		1,100,000	727,912
4.20% 3/1/29		3,200,000	3,162,994
4.40% 3/1/32		1,300,000	1,254,028
4.50% 7/1/40		1,100,000	939,216

Pedernales Electric Cooperative 144A 6.202% 11/15/32 #		423,000	436,034
Saavi Energia 144A 8.875% 2/10/35 #		540,000	567,351
San Diego Gas & Electric 5.20% 3/15/36		690,000	688,479
Southern California Edison 5.25% 3/15/30		900,000	914,259
Southern California Gas 2.95% 4/15/27		2,600,000	2,566,288
Star Energy Geothermal Wayang Windu 144A 6.75% 4/24/33 #		283,687	285,175
Union Electric
4.80% 3/15/36		770,000	752,111
5.55% 3/15/56		1,100,000	1,062,387

Virginia Electric and Power 5.00% 4/1/33		4,000,000	4,025,631
Vistra 144A 7.00% 12/15/26 #, μ, ψ		2,845,000	2,850,639
Vistra Operations
144A 4.70% 1/31/31 #		1,100,000	1,082,911
144A 5.35% 1/31/36 #		1,890,000	1,850,052
144A 6.95% 10/15/33 #		3,900,000	4,246,468
			52,845,619
Total Corporate Bonds (cost $951,230,120)			943,824,295

		Principal amount°	Value (US $)

Government Agency Obligations — 0.57%
Airport Authority 144A 4.875% 7/15/30 #		200,000	$ 206,412
AL Jawaher Assets 144A 4.662% 10/29/30 #		745,000	724,858
Banco del Estado de Chile 144A 7.95% 5/2/29 #, μ, ψ		380,000	400,357
Chile Electricity Lux MPC 144A 6.01% 1/20/33 #		399,900	413,641
Chile Electricity Lux MPC II 144A 5.58% 10/20/35 #		312,802	314,613
Comision Federal de Electricidad
144A 3.348% 2/9/31 #		655,000	587,233
144A 6.045% 1/28/34 #		225,000	218,329
144A 6.50% 1/28/51 #		425,000	410,125
Corp Nacional del Cobre de Chile
144A 3.70% 1/30/50 #		225,000	153,340
144A 4.25% 7/17/42 #		200,000	160,690
144A 6.33% 1/13/35 #		400,000	417,880

CPPIB Capital 4.30% 6/2/34 ■	CAD	1,500,000	1,119,269
Dhafrah Pv2 Energy 144A 5.794% 6/30/53 #		520,000	505,554
Ecopetrol 5.875% 11/2/51		535,000	377,197
FIEMEX Energia - Banco Actinver Institucion de Banca Multiple 144A 7.25% 1/31/41 #		534,874	536,345
First Abu Dhabi Bank PJSC 4.50% 4/7/26 μ, ψ, ■		325,000	325,000
Freeport Indonesia 144A 5.315% 4/14/32 #		335,000	333,444
Gaci First Investment 4.875% 2/14/35 ■		539,000	519,105
Georgian Railway JSC 4.00% 6/17/28 ■		200,000	189,894
Hutama Karya Persero 144A 3.75% 5/11/30 #		454,000	430,571
Israel Electric 144A 5.633% 1/28/38 #		310,000	306,683
Korea Development Bank 4.875% 2/3/30		200,000	204,870
Korea Hydro & Nuclear Power 144A 5.00% 7/18/28 #		460,000	467,131

	Principal amount°	Value (US $)

Government Agency Obligations (continued)

Mazoon Assets 144A 5.25% 10/9/31 #	200,000	$ 200,066
MISC Capital Two Labuan 144A 3.75% 4/6/27 #	315,000	312,256
OCP
144A 3.75% 6/23/31 #	200,000	181,889
144A 5.125% 6/23/51 #	1,005,000	785,234

Perusahaan Perseroan Persero Perusahaan Listrik Negara 144A 5.25% 5/15/47 #	415,000	359,558
Petroleos Mexicanos
5.95% 1/28/31	600,000	574,109
6.70% 2/16/32	76,000	74,443
7.69% 1/23/50	240,000	207,989
10.00% 2/7/33	200,000	227,989
Petronas Capital
144A 2.48% 1/28/32 #	200,000	179,108
144A 4.95% 1/3/31 #	430,000	439,616

QazaqGaz JSC 144A 4.375% 9/26/27 #	630,000	625,666
Saudi Arabian Oil
144A 4.25% 4/16/39 #	200,000	172,379
144A 5.75% 7/17/54 #	400,000	368,633

Sweihan PV Power PJSC 144A 3.625% 1/31/49 #	384,476	307,485
Telecommunications Telekom Srbija AD Belgrade 144A 7.00% 10/28/29 #	475,000	468,873
YPF 144A 9.50% 1/17/31 #	510,000	537,157
Total Government Agency Obligations (cost $15,653,311)		15,344,991

Municipal Bonds — 0.63%
American Municipal Power, Ohio
(Combined Hydroelectric Projects - Build America Bonds) Series B 8.084% 2/15/50	1,500,000	1,873,515
Chicago, Illinois Transit Authority Sales Tax Receipts Revenue
(Pension Funding) Series A 6.899% 12/1/40	1,583,072	1,769,083
	Principal amount°	Value (US $)

Municipal Bonds (continued)
Chicago, Illinois Transit Authority Sales Tax Receipts Revenue
(Retiree Health Care) Series B 6.899% 12/1/40	1,583,076	$ 1,769,087
City of Houston, First Lien Texas Hotel Occupancy Tax & Special Revenue
Series C 5.50% 9/1/58 (AG)	430,000	456,742
Series C 5.50% 9/1/58	305,000	321,400
Golden State, California Tobacco Securitization
(Senior) Series A1 2.587% 6/1/29	1,700,000	1,606,398
Municipal Electric Authority of Georgia
(Build America Bonds Plant Vogtle Units 3 & 4 Project) 6.655% 4/1/57	1,663,000	1,796,289
New York State Urban Development
(Build America Bonds) Series E 5.77% 3/15/39	535,000	547,540
Texas Water Development Board Revenue
(Master Trust) 4.75% 10/15/55	3,030,000	3,002,033
West Virginia Tobacco Settlement Finance Authority
(Class 1 Senior Current Interest Bonds)
Series A 1.82% 6/1/26	250,000	248,980
Series A 2.351% 6/1/28	300,000	287,046
Series A 2.551% 6/1/29	300,000	282,654
Series A 2.951% 6/1/31	500,000	457,245
Wisconsin Public Finance Authority Senior Lien Toll Revenue
(Georgia SR 400 Express Lanes Project) 6.50% 12/31/65 (AMT)	2,375,000	2,593,453
Total Municipal Bonds (cost $18,037,997)		17,011,465

Schedules of investments
Optimum Fixed Income Fund
	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities — 3.73%
ABFC Trust Series 2006-HE1 A2D 4.233% (TSFR01M + 0.55%, Floor 0.44%) 1/25/37 •	211,937	$ 117,873
ACHV ABS Trust Series 2024-3AL A 144A 5.01% 12/26/31 #	344,549	346,530
Argent Securities Trust
Series 2006-M1 A2C 4.093% (TSFR01M + 0.41%, Floor 0.30%) 7/25/36 •	1,018,978	271,364
Series 2006-W4 A2C 4.113% (TSFR01M + 0.43%, Floor 0.32%) 5/25/36 •	531,760	124,144

Bear Stearns Asset-Backed Securities I Trust Series 2005-FR1 M2 4.798% (TSFR01M + 1.12%, Floor 1.01%) 6/25/35 •	172,705	170,605
Capital Street Master Trust Series 2025-1 A 144A 4.772% (SOFR + 1.10%, Floor 1.10%) 8/16/29 #, •	500,000	499,130
Carvana Auto Receivables Trust Series 2024-P2 A3 5.33% 7/10/29	2,934,800	2,954,090
Centex Home Equity Loan Trust Series 2002-A AF6 5.54% 1/25/32	59	59
Chase Auto Owner Trust Series 2024-2A A3 144A 5.52% 6/25/29 #	2,157,182	2,179,330
Chesapeake Funding II Series 2024-1A A1 144A 5.52% 5/15/36 #	1,482,016	1,496,804
CIT Mortgage Loan Trust Series 2007-1 1M1 144A 5.293% (TSFR01M + 2.36%, Floor 2.25%) 10/25/37 #, •	2,166,595	2,196,195
Citizens Auto Receivables Trust Series 2023-1 A3 144A 5.84% 1/18/28 #	1,792,443	1,799,321
	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)
Countrywide Asset-Backed Certificates Trust
Series 2004-3 2A 4.193% (TSFR01M + 0.51%, Floor 0.40%) 8/25/34 •	20,796	$ 20,320
Series 2006-1 AF6 4.354% 7/25/36 •	12,358	12,158
Series 2006-11 1AF6 6.15% 9/25/46 •	14,627	13,564
Series 2006-26 2A4 4.233% (TSFR01M + 0.55%, Floor 0.44%) 6/25/37 •	566,032	557,536
Series 2007-6 2A4 4.413% (TSFR01M + 0.73%, Floor 0.62%) 9/25/37 •	936,513	792,579

CWABS Asset-Backed Certificates Trust Series 2005-3 MV7 5.743% (TSFR01M + 2.06%, Floor 1.95%) 8/25/35 •	4,200,000	4,000,249
CyrusOne Data Centers Issuer I Series 2024-2A A2 144A 4.50% 5/20/49 #	8,900,000	8,651,357
Diamond Infrastructure Funding Series 2021-1A A 144A 1.76% 4/15/49 #	4,700,000	4,594,618
Domino's Pizza Master Issuer
Series 2019-1A A2 144A 3.668% 10/25/49 #	6,240,000	5,991,890
Series 2021-1A A2I 144A 2.662% 4/25/51 #	7,196,500	6,809,521

EquiFirst Mortgage Loan Trust Series 2004-2 M7 6.793% (TSFR01M + 3.11%, Floor 3.00%) 10/25/34 •	662,361	636,990
Ford Credit Auto Owner Trust Series 2024-B A3 5.10% 4/15/29	2,796,581	2,818,301
Ford Credit Floorplan Master Owner Trust Series 2024-1 A1 144A 5.29% 4/15/29 #	6,500,000	6,575,223

	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)

Fremont Home Loan Trust Series 2004-B M1 4.663% (TSFR01M + 0.98%, Floor 0.87%) 5/25/34 •	1,612,819	$ 1,608,274
GE-WMC Mortgage Securities Trust Series 2006-1 A2B 4.093% (TSFR01M + 0.41%, Floor 0.30%) 8/25/36 •	1,496,292	625,187
GLS Auto Select Receivables Trust Series 2024-3A A2 144A 5.59% 10/15/29 #	231,459	233,399
GSAMP Trust
Series 2006-FM3 A2D 4.253% (TSFR01M + 0.57%, Floor 0.46%) 11/25/36 •	668,475	306,688
Series 2007-SEA1 A 144A 4.093% (TSFR01M + 0.41%, Floor 0.30%) 12/25/36 #, •	238,118	237,424

Home Equity Mortgage Loan Asset-Backed Trust Series 2007-A 2A3 4.033% (TSFR01M + 0.35%, Floor 0.24%) 4/25/37 •	884,989	600,256
HSI Asset Securitization Trust Series 2006-HE1 2A1 3.893% (TSFR01M + 0.21%, Floor 0.10%) 10/25/36 •	19,404	6,527
Long Beach Mortgage Loan Trust
Series 2006-1 2A4 4.393% (TSFR01M + 0.71%, Floor 0.60%) 2/25/36 •	2,149,418	1,927,949
Series 2006-7 1A 4.103% (TSFR01M + 0.42%, Floor 0.31%) 8/25/36 •	1,972,694	1,020,158
	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)
Morgan Stanley ABS Capital I Trust
Series 2007-HE1 A2C 3.943% (TSFR01M + 0.26%, Floor 0.15%) 11/25/36 •	3,130,034	$ 1,836,612
Series 2007-HE5 A2D 4.133% (TSFR01M + 0.45%, Floor 0.34%) 3/25/37 •	2,439,214	978,669

Nelnet Student Loan Trust Series 2026-A A1A 144A 4.61% 2/21/61 #	3,260,822	3,216,796
New Century Home Equity Loan Trust Series 2005-1 M2 4.513% (TSFR01M + 0.83%, Cap 12.50%, Floor 0.83%) 3/25/35 •	148,524	149,940
Nissan Master Owner Trust Receivables Series 2024-B A 144A 5.05% 2/15/29 #	8,000,000	8,054,846
Option One Mortgage Loan Trust
Series 2005-1 M1 4.573% (TSFR01M + 0.89%, Floor 0.78%) 2/25/35 •	523,837	504,641
Series 2007-4 2A4 4.103% (TSFR01M + 0.42%, Floor 0.31%) 4/25/37 •	4,151,015	2,374,114

Porsche Innovative Lease Owner Trust Series 2024-1A A3 144A 4.67% 11/22/27 #	3,458,535	3,464,848
Santander Drive Auto Receivables Trust
Series 2025-1 D 5.43% 3/17/31	1,600,000	1,617,148
Series 2025-4 D 4.95% 1/15/32	2,805,000	2,784,770

SLAM Series 2025-1A A 144A 5.807% 5/15/50 #	2,755,563	2,785,808

Schedules of investments
Optimum Fixed Income Fund
	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)

Stellantis Financial Underwritten Enhanced Lease Trust Series 2025-AA A2 144A 4.63% 7/20/27 #	1,977,756	$ 1,980,961
Structured Asset Investment Loan Trust Series 2003-BC2 M1 5.173% (TSFR01M + 1.49%, Floor 1.38%) 4/25/33 •	15,777	16,308
Structured Asset Securities Mortgage Loan Trust
Series 2006-BC1 A6 4.063% (TSFR01M + 0.38%, Floor 0.27%) 3/25/36 •	718,130	673,752
Series 2006-BC2 A1 3.948% (TSFR01M + 0.27%, Floor 0.16%) 9/25/36 •	2,446,558	1,475,838

Toyota Auto Receivables Owner Trust Series 2024-B A3 5.33% 1/16/29	3,475,119	3,505,666
Volvo Financial Equipment Series 2026-1A A3 144A 3.93% 5/15/30 #	4,450,000	4,421,141
Westlake Automobile Receivables Trust
Series 2024-3A A2A 144A 4.82% 9/15/27 #	137,065	137,111
Series 2025-2A A2A 144A 4.66% 9/15/28 #	991,916	993,723
Total Non-Agency Asset-Backed Securities (cost $107,289,120)		101,168,305

Non-Agency Collateralized Mortgage Obligations — 3.26%
Alternative Loan Trust Resecuritization Series 2008-2R 3A1 6.00% 8/25/37 •	781,003	345,455
Angel Oak Mortgage Trust Series 2024-2 A1 144A 5.985% 1/25/69 #, ~	939,997	943,742
ARM Trust
Series 2005-10 3A31 4.07% 1/25/36 •	13,459	12,626
	Principal amount°	Value (US $)

Non-Agency Collateralized Mortgage Obligations (continued)
ARM Trust
Series 2006-2 1A4 4.516% 5/25/36 •	216,011	$ 186,359
Banc of America Funding Trust
Series 2005-E 7A1 5.289% (12MTA + 1.43%, Floor 1.43%) 6/20/35 •	50,095	46,203
Series 2006-I 1A1 5.765% 12/20/36 •	40,758	40,332

Banc of America Mortgage Trust Series 2003-D 2A1 7.022% 5/25/33 •	331	325
Bear Stearns ARM Trust Series 2003-5 2A1 4.509% 8/25/33 •	9,691	8,983
Bear Stearns Asset-Backed Securities Trust Series 2007-SD1 22A1 4.886% 10/25/36 •	90,897	37,851
Chase Home Lending Mortgage Trust
Series 2024-7 A11 144A 4.962% (SOFR + 1.30%, Cap 8.00%) 6/25/55 #, •	2,040,362	2,052,110
Series 2024-RPL1 A1A 144A 3.25% 3/25/64 #, •	1,529,538	1,350,477
Series 2024-RPL3 A1A 144A 3.25% 9/25/64 #, •	2,877,836	2,553,868

Chase Mortgage Finance Trust Series 2005-A1 3A1 4.337% 12/25/35 •	26,235	23,050
CHL Mortgage Pass Through Trust Series 2007-4 1A1 6.00% 5/25/37 ♦	644,824	249,097
Citigroup Mortgage Loan Trust Series 2024-1 A11 144A 5.012% (SOFR + 1.35%, Cap 8.00%) 7/25/54 #, •	2,156,840	2,166,714
COLT Mortgage Loan Trust Series 2024-3 A1 144A 6.393% 6/25/69 #, ~	1,804,318	1,821,209

	Principal amount°	Value (US $)

Non-Agency Collateralized Mortgage Obligations (continued)
Connecticut Avenue Securities Trust
Series 2022-R01 1M2 144A 5.562% (SOFR + 1.90%) 12/25/41 #, •	1,500,000	$ 1,505,117
Series 2022-R02 2M2 144A 6.662% (SOFR + 3.00%) 1/25/42 #, •	868,648	877,743
Series 2024-R04 1M1 144A 4.762% (SOFR + 1.10%) 5/25/44 #, •	771,210	770,736
Series 2025-R01 1M2 144A 5.162% (SOFR + 1.50%) 1/25/45 #, •	680,000	679,591
Series 2025-R02 1M2 144A 5.262% (SOFR + 1.60%) 2/25/45 #, •	1,620,000	1,621,463
Series 2025-R03 2M1 144A 5.262% (SOFR + 1.60%) 3/25/45 #, •	912,432	914,617
Series 2025-R04 1M2 144A 5.162% (SOFR + 1.50%) 5/25/45 #, •	2,870,000	2,878,995
Series 2025-R05 2M2 144A 5.262% (SOFR + 1.60%) 7/25/45 #, •	1,280,000	1,283,955
Series 2025-R06 1B1 144A 5.512% (SOFR + 1.85%) 9/25/45 #, •	5,169,444	5,231,337
Series 2026-R01 2M2 144A 5.012% (SOFR + 1.35%) 1/25/46 #, •	4,560,000	4,559,869
Series 2026-R02 1M2 144A 5.162% (SOFR + 1.50%) 2/25/46 #, •	2,380,000	2,390,408

Cross Mortgage Trust Series 2024-H3 A1 144A 6.272% 6/25/69 #, ~	2,379,404	2,397,257
CSMC Mortgage-Backed Trust
Series 2007-1 5A14 6.00% 2/25/37	133,060	69,140
Series 2007-3 4A12 2.957% (6.64% minus TSFR01M, Cap 6.75%) 4/25/37 Σ, =, •	57,636	7,363
Series 2007-3 4A15 5.50% 4/25/37	25,592	20,674
	Principal amount°	Value (US $)

Non-Agency Collateralized Mortgage Obligations (continued)
CSMC Mortgage-Backed Trust
Series 2007-3 4A6 4.043% (TSFR01M + 0.36%, Cap 7.00%, Floor 0.25%) 4/25/37 •	57,636	$ 44,082

CSMC Trust Series 2005-1R 2A5 144A 5.75% 12/26/35 #	437,801	244,294
First Franklin Mortgage Loan Trust Series 2006-FF5 2A3 4.113% (TSFR01M + 0.43%, Floor 0.32%) 4/25/36 •	358,981	355,117
GCAT Trust Series 2024-NQM2 A1 144A 6.085% 6/25/59 #, ~	2,165,376	2,180,131
GMACM Mortgage Loan Trust Series 2006-J1 A1 5.75% 4/25/36	10,474	9,046
GSR Mortgage Loan Trust Series 2007-AR1 2A1 3.961% 3/25/47 •	306,497	160,090
JPMorgan Alternative Loan Trust Series 2007-A2 11A1 4.153% (TSFR01M + 0.47%, Cap 11.50%, Floor 0.36%) 6/25/37 •	2,537,998	1,282,256
JPMorgan Mortgage Trust
Series 2006-A6 2A4L 5.297% 10/25/36 •	128,099	101,039
Series 2006-A7 2A2 4.391% 1/25/37 •	22,996	19,097
Series 2007-A1 6A1 5.32% 7/25/35 •	19,750	19,159
Series 2014-2 B1 144A 3.346% 6/25/29 #, •	21,186	20,730
Series 2014-2 B2 144A 3.346% 6/25/29 #, •	21,186	20,708
Series 2015-4 B1 144A 3.507% 6/25/45 #, •	282,251	262,818

Schedules of investments
Optimum Fixed Income Fund
		Principal amount°	Value (US $)

Non-Agency Collateralized Mortgage Obligations (continued)
JPMorgan Mortgage Trust
Series 2015-4 B2 144A 3.507% 6/25/45 #, •		120,634	$ 112,005
Series 2016-4 B1 144A 3.768% 10/25/46 #, •		129,474	122,501
Series 2016-4 B2 144A 3.768% 10/25/46 #, •		236,232	222,732
Series 2017-1 B3 144A 3.446% 1/25/47 #, •		657,552	593,269
Series 2021-13 B1 144A 3.134% 4/25/52 #, •		1,794,400	1,527,573
JPMorgan Trust
Series 2015-5 B2 144A 5.217% 5/25/45 #, •		4,838	4,813
Series 2015-6 B1 144A 3.51% 10/25/45 #, •		87,759	85,131
Series 2015-6 B2 144A 3.51% 10/25/45 #, •		85,387	82,756

Lehman Mortgage Trust Series 2007-10 2A2 6.50% 1/25/38		1,142,980	279,687
Ludgate Funding
Series 2006-1X A2A 4.055% (SONIA + 0.31%) 12/1/60 ■, •	GBP	516,779	673,014
Series 2008-W1X A1 4.464% (SONIA + 0.72%) 1/1/61 ■, •	GBP	190,221	249,788

Mansard Mortgages Series 2007-1X A2 4.043% (SONIA + 0.30%) 4/15/47 ■, •	GBP	178,746	235,525
MASTR Alternative Loan Trust
Series 2004-3 8A1 7.00% 4/25/34		452	467
Series 2004-5 6A1 7.00% 6/25/34		6,805	6,988

MASTR ARM Trust Series 2004-4 4A1 5.572% 5/25/34 •		18,110	17,703
		Principal amount°	Value (US $)

Non-Agency Collateralized Mortgage Obligations (continued)

Merrill Lynch Mortgage Investors Trust Series 2004-A1 2A2 5.844% 2/25/34 •		932	$ 891
Mill City Mortgage Loan Trust Series 2019-1 A1 144A 3.25% 10/25/69 #, •		2,683,240	2,630,590
New Residential Mortgage Loan Trust
Series 2018-RPL1 A1 144A 3.50% 12/25/57 #, •		72,104	70,163
Series 2019-RPL3 A1 144A 2.75% 7/25/59 #, •		1,519,529	1,472,329

OBX Trust Series 2024-NQM8 A1 144A 6.233% 5/25/64 #, ~		1,771,133	1,785,935
PRKCM Series 2024-AFC1 A1 144A 6.333% 3/25/59 #, ~		448,586	451,776
Project Cashmere 144A 4.543% 12/30/57 #, =	AUD	20,500,000	14,143,975
PRPM Series 2024-RPL1 A1 144A 4.20% 12/25/64 #, ~		2,492,736	2,455,075
RAAC Trust Series 2005-SP2 2A 4.393% (TSFR01M + 0.71%, Cap 14.00%, Floor 0.60%) 6/25/44 •		106,718	99,109
Radnor Re Series 2024-1 M1B 144A 6.562% (SOFR + 2.90%, Floor 2.90%) 9/25/34 #, •		135,652	136,250
RALI Series Trust
Series 2007-QA5 2A1 6.16% 9/25/37 •		1,710,346	1,127,060
Series 2007-QH8 A 4.788% 10/25/37 •		902,232	718,078

Reperforming Loan REMIC Trust Series 2006-R1 AF1 144A 4.133% (TSFR01M + 0.45%, Cap 9.50%, Floor 0.34%) 1/25/36 #, •		180,749	171,408

		Principal amount°	Value (US $)

Non-Agency Collateralized Mortgage Obligations (continued)
Sequoia Mortgage Trust
Series 2004-5 A3 4.608% (TSFR06M + 0.99%, Cap 11.50%, Floor 0.56%) 6/20/34 •		34,893	$ 33,351
Series 2007-1 4A1 3.538% 9/20/46 •		149,296	97,400
Series 2015-1 B2 144A 3.931% 1/25/45 #, •		72,234	70,362
Series 2017-5 B2 144A 3.786% 8/25/47 #, •		2,114,523	1,992,652

Stratton Mortgage Funding Series 2024-2A A 144A 4.645% (SONIA + 0.90%) 6/28/50 #, •	GBP	655,518	868,601
Structured Agency Credit Risk Series 2026-DNA1 M2 144A 4.962% (SOFR + 1.30%) 2/25/46 #, •		1,840,000	1,842,030
Structured ARM Loan Trust Series 2006-1 7A4 3.871% 2/25/36 •		27,212	23,420
Structured Asset Mortgage Investments II Trust Series 2005-AR5 A2 4.291% (TSFR01M + 0.61%, Cap 11.00%, Floor 0.50%) 7/19/35 •		33,052	32,113
Towd Point Mortgage Trust
Series 2017-4 M1 144A 3.25% 6/25/57 #, •		615,000	565,759
Series 2018-1 A1 144A 3.00% 1/25/58 #, •		12,414	12,354
Series 2019-4 A1 144A 2.90% 10/25/59 #, •		3,001,636	2,885,028
Series 2024-5 A1A 144A 4.612% 10/25/64 #, •		3,134,648	3,107,424
	Principal amount°	Value (US $)

Non-Agency Collateralized Mortgage Obligations (continued)
Verus Securitization Trust
Series 2023-7 A1 144A 7.07% 10/25/68 #, ~	2,947,945	$ 2,968,064
Series 2024-4 A1 144A 6.218% 6/25/69 #, ~	2,270,557	2,288,857
WaMu Mortgage Pass Through Certificates Trust
Series 2005-AR16 1A3 4.431% 12/25/35 ♦, •	97,852	90,457
Series 2007-HY1 3A3 3.996% 2/25/37 ♦, •	83,757	72,808
Series 2007-HY7 4A1 4.647% 7/25/37 ♦, •	174,415	160,026

Wells Fargo Mortgage-Backed Securities Trust Series 2006-AR11 A6 6.192% 8/25/36 •	67,759	64,215
Total Non-Agency Collateralized Mortgage Obligations (cost $91,675,841)		88,416,745

Non-Agency Commercial Mortgage-Backed Securities — 4.48%
1301 Trust Series 2025-1301 A 144A 5.059% 8/11/42 #, •	3,150,000	3,157,473
BANK
Series 2017-BNK5 B 3.896% 6/15/60 •	605,000	589,111
Series 2017-BNK7 A5 3.435% 9/15/60	1,120,000	1,102,708
Series 2019-BN20 A3 3.011% 9/15/62	8,000,000	7,557,121
Series 2020-BN29 A4 1.997% 11/15/53	5,880,000	5,174,342
Series 2022-BNK39 B 3.237% 2/15/55 •	1,353,000	1,185,667
Series 2022-BNK39 C 3.268% 2/15/55 •	797,000	680,005
Series 2022-BNK40 B 3.389% 3/15/64 •	1,800,000	1,572,109
Series 2024-BNK47 A5 5.716% 6/15/57	3,500,000	3,659,772
Benchmark Mortgage Trust
Series 2020-B17 A5 2.289% 3/15/53	3,460,000	3,123,667

Schedules of investments
Optimum Fixed Income Fund
	Principal amount°	Value (US $)

Non-Agency Commercial Mortgage-Backed Securities (continued)
Benchmark Mortgage Trust
Series 2020-B20 A5 2.034% 10/15/53	5,250,000	$ 4,636,301
Series 2021-B24 A5 2.584% 3/15/54	6,790,000	6,086,816
Series 2022-B32 B 3.202% 1/15/55 •	1,800,000	1,503,879
Series 2022-B32 C 3.452% 1/15/55 •	2,200,000	1,666,088
Series 2022-B33 B 3.614% 3/15/55 •	900,000	778,611
Series 2022-B33 C 3.614% 3/15/55 •	900,000	712,474
Series 2022-B34 A5 3.786% 4/15/55 •	2,950,000	2,725,001
Series 2022-B35 A5 4.442% 5/15/55 •	3,375,000	3,263,064
Series 2022-B36 A5 4.47% 7/15/55 •	800,000	774,150

BFLD Commercial Mortgage Trust Series 2025-660F A 144A 5.173% (TSFR01M + 1.50%, Floor 1.50%) 11/15/42 #, •	6,490,000	6,481,904
BMO Mortgage Trust Series 2022-C1 A5 3.374% 2/15/55 •	600,000	553,954
Cantor Commercial Real Estate Lending
Series 2019-CF1 A5 3.786% 5/15/52	2,340,000	2,280,709
Series 2019-CF2 A5 2.874% 11/15/52	4,000,000	3,770,749
Series 2019-CF3 A4 3.006% 1/15/53	800,000	748,462
CD Mortgage Trust
Series 2017-CD6 B 3.911% 11/13/50 •	440,000	416,581
Series 2019-CD8 A4 2.912% 8/15/57	4,575,000	4,290,888

CFCRE Commercial Mortgage Trust Series 2016-C7 A3 3.838% 12/10/54	3,100,000	3,081,372
Citigroup Commercial Mortgage Trust Series 2017-C4 A4 3.471% 10/12/50	635,000	625,527
	Principal amount°	Value (US $)

Non-Agency Commercial Mortgage-Backed Securities (continued)

COMM Mortgage Trust Series 2018-HCLV A 144A 4.969% (TSFR01M + 1.30%, Floor 1.00%) 9/15/33 #, •	2,900,000	$ 2,730,099
DB-JPM Mortgage Trust Series 2016-C1 A4 3.276% 5/10/49	135,696	135,487
GS Mortgage Securities Trust
Series 2017-GS5 A4 3.674% 3/10/50	1,280,000	1,267,032
Series 2017-GS6 A3 3.433% 5/10/50	1,935,000	1,911,968
Series 2019-GC39 A4 3.567% 5/10/52	1,250,000	1,203,545
Series 2019-GC42 A4 3.001% 9/10/52	5,000,000	4,718,875

Hilton USA Trust Series 2016-SFP A 144A 2.828% 11/5/35 #	2,500,000	2,124,725
IRV Trust Series 2025-200P A 144A 5.295% 3/14/47 #, •	4,000,000	4,031,435
JPM-DB Commercial Mortgage Securities Trust
Series 2016-C2 A4 3.144% 6/15/49	933,282	930,723
Series 2016-C4 A3 3.141% 12/15/49	1,065,000	1,053,359
Series 2017-C7 A5 3.409% 10/15/50	2,395,000	2,355,877
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11 B 3.499% 4/15/46	14,043	13,657
Series 2016-JP2 AS 3.056% 8/15/49	1,250,000	1,223,305
LBTY Commercial Mortgage Trust
Series 2026-225L A 144A 4.593% 2/10/43 #, •	3,700,000	3,651,769
Series 2026-225L D 144A 5.708% 2/10/43 #, •	4,000,000	3,916,814

	Principal amount°	Value (US $)

Non-Agency Commercial Mortgage-Backed Securities (continued)

LEX Trust Series 2026-450 A 144A 5.023% (TSFR01M + 1.35%, Floor 1.35%) 3/15/43 #, •	6,570,000	$ 6,541,256
MAD Commercial Mortgage Trust Series 2025-11MD A 144A 4.437% 10/15/42 #, •	6,200,000	6,171,750
Morgan Stanley Capital I Trust
Series 2014-150E A 144A 3.912% 9/9/32 #	3,700,000	3,423,970
Series 2019-L3 A4 3.127% 11/15/52	1,000,000	947,824

Wells Fargo Commercial Mortgage Trust Series 2016-BNK1 A3 2.652% 8/15/49	1,220,000	1,212,978
Total Non-Agency Commercial Mortgage-Backed Securities (cost $126,718,917)		121,764,953

Loan Agreements — 0.71%
Basic Industry — 0.00%
Ineos Finance 6.918% (SOFR01M + 3.25%) 2/19/30 •	139,293	122,171
		122,171
Brokerage — 0.02%
Jefferies Finance 6.428% (SOFR01M + 2.75%) 10/21/31 •	689,761	680,565
		680,565
Capital Goods — 0.01%
Standard Industries 5.425% (SOFR01M + 1.75%) 9/22/28 •	329,298	329,487
		329,487
Communications — 0.14%
Charter Communications Operating
Tranche B-4 5.661% (SOFR03M + 2.00%) 12/7/30 •	1,808,375	1,809,181
Tranche B5 5.911% (SOFR03M + 2.25%) 12/15/31 •	461,163	461,883

	Principal amount°	Value (US $)

Loan Agreements (continued)
Communications (continued)

Midcontinent Communications 6.168% (SOFR01M + 2.50%) 8/16/31 •	1,206,625	$ 1,201,341
Virgin Media Bristol Tranche Y 7.052% (SOFR06M + 3.28%) 3/31/31 •	215,000	196,779
		3,669,184
Consumer Cyclical — 0.25%
Hilton Worldwide Finance Tranche B4 5.429% (SOFR01M + 1.75%) 11/8/30 •	1,088,891	1,092,237
IRB Holding Tranche B 6.176% (SOFR01M + 2.50%) 12/15/30 •	3,408,832	3,403,389
White Cap Supply Holdings Tranche C 6.918% (SOFR01M + 3.25%) 10/19/29 •	2,271,250	2,188,349
		6,683,975
Finance Companies — 0.07%
Azorra Soar TLB Finance 6.174% (SOFR03M + 2.50%) 10/18/29 •	694,719	696,890
Dragon Buyer 6.450% (SOFR03M + 2.75%) 9/30/31 •	1,394,410	1,331,661
		2,028,551
Insurance — 0.10%
Ardonagh Group Finco Tranche B 6.370% - 6.450% (SOFR03M + 2.75%) 2/15/31 •	2,772,105	2,717,819
		2,717,819
Technology — 0.04%
Icon Parent I 6.437% (SOFR03M + 2.75%) 11/13/31 •	1,258,675	1,209,509
		1,209,509
Transportation — 0.01%
Delta Air Lines 5.168% (SOFR03M + 1.50%) 10/20/28 •	137,636	138,411
		138,411

Schedules of investments
Optimum Fixed Income Fund
		Principal amount°	Value (US $)

Loan Agreements (continued)
Utilities — 0.07%
Lightning Power Tranche B 5.918% (SOFR01M + 2.25%) 8/18/31 •		1,324,196	$ 1,328,334
Vistra Operations 5.418% (SOFR01M + 1.75%) 12/20/30 •		492,939	493,589
			1,821,923
Total Loan Agreements (cost $19,636,077)			19,401,595

Sovereign Bonds — 4.41%Δ
Albania — 0.01%
Albania Government International Bonds
144A 3.50% 6/16/27 #	EUR	150,000	172,523
144A 4.75% 2/14/35 #	EUR	150,000	170,233
			342,756
Angola — 0.02%
Angolan Government International Bonds
8.25% 5/9/28 ■		400,000	403,872
9.125% 11/26/49 ■		200,000	174,416
			578,288
Argentina — 0.04%
Argentine Republic Government International Bonds
0.75% 7/9/30 ~		422,898	354,600
1.00% 7/9/29		22,283	19,588
4.125% 7/9/35 ~		902,150	651,803
			1,025,991
Armenia — 0.01%
Republic of Armenia International Bond 3.60% 2/2/31 ■		440,000	391,812
			391,812
Azerbaijan — 0.01%
Republic of Azerbaijan International Bond 144A 3.50% 9/1/32 #		325,000	299,835
			299,835
Benin — 0.01%
Benin Government International Bond 144A 7.96% 2/13/38 #		200,000	196,593
			196,593
		Principal amount°	Value (US $)

Sovereign Bonds Δ(continued)
Bermuda — 0.02%
Bermuda Government International Bonds
144A 5.00% 7/15/32 #		400,000	$ 399,600
5.00% 7/15/32 ■		255,000	254,745
			654,345
Brazil — 1.44%
Brazil Letras do Tesouro Nacional
13.149% 7/1/26 ^	BRL	132,700,000	24,774,859
13.528% 10/1/26 ^	BRL	66,500,000	12,009,302
Brazilian Government International Bonds
4.75% 1/14/50		210,000	152,124
6.625% 3/15/35		400,000	409,560
7.125% 5/13/54		300,000	295,332
7.25% 1/12/56		1,570,000	1,543,388
			39,184,565
Canada — 0.60%
Canadian Government Bond 3.25% 12/1/34	CAD	10,300,000	7,327,875
Province of Quebec Canada 4.45% 9/1/34	CAD	11,800,000	8,864,293
			16,192,168
Chile — 0.01%
Chile Government International Bond 2.55% 1/27/32		246,000	218,192
			218,192
Colombia — 0.04%
Colombia Government International Bonds
6.50% 1/21/33		700,000	686,350
7.50% 2/2/34		415,000	425,221
			1,111,571
Costa Rica — 0.06%
Costa Rica Government International Bonds
5.50% 11/21/30	EUR	750,000	892,164
6.001% 1/16/36 ■	EUR	500,000	599,852
144A 7.00% 4/4/44 #		200,000	211,542
			1,703,558
Dominican Republic — 0.05%
Dominican Republic International Bonds
144A 4.875% 9/23/32 #		700,000	646,730

	Principal amount°	Value (US $)

Sovereign Bonds Δ(continued)
Dominican Republic (continued)
Dominican Republic International Bonds
144A 5.75% 3/17/34 #	700,000	$ 668,150
		1,314,880
Ecuador — 0.05%
Ecuador Government International Bonds
144A 8.75% 1/29/34 #	500,000	491,250
144A 9.25% 1/29/39 #	935,000	918,638
		1,409,888
Egypt — 0.02%
Egypt Government International Bonds
144A 8.70% 3/1/49 #	359,000	315,332
8.70% 3/1/49 ■	200,000	175,673
		491,005
Ghana — 0.01%
Ghana Government International Bonds
144A 5.00% 7/3/29 #, ~	79,327	75,833
144A 5.00% 7/3/35 #, ~	120,040	102,686
		178,519
Guatemala — 0.02%
Guatemala Government Bond 144A 6.55% 2/6/37 #	400,000	418,200
		418,200
Honduras — 0.01%
Honduras Government International Bond 144A 8.625% 11/27/34 #	200,000	224,908
		224,908
Hungary — 0.02%
Hungary Government International Bond 144A 6.75% 9/25/52 #	277,000	286,445
MFB Magyar Fejlesztesi Bank 6.50% 6/29/28 ■	215,000	219,300
		505,745
Israel — 0.10%
Israel Government International Bonds
5.375% 3/12/29	1,400,000	1,422,282
		Principal amount°	Value (US $)

Sovereign Bonds Δ(continued)
Israel (continued)
Israel Government International Bonds
5.375% 2/19/30		1,200,000	$ 1,219,228
			2,641,510
Italy — 0.25%
Cassa Depositi e Prestiti 144A 5.875% 4/30/29 #		6,600,000	6,888,854
			6,888,854
Ivory Coast — 0.03%
Ivory Coast Government International Bonds
144A 6.125% 6/15/33 #		430,000	406,153
144A 8.075% 4/1/36 #		400,000	407,807
			813,960
Japan — 0.41%
Japan Government Forty Year Bond 2.20% 3/20/64	JPY	722,000,000	3,131,684
Japan Government Thirty Year Bonds
2.30% 12/20/54	JPY	470,000,000	2,240,041
2.40% 3/20/55	JPY	271,000,000	1,320,336
Japan Government Twenty Year Bonds
2.00% 12/20/44	JPY	610,000,000	3,196,884
2.40% 3/20/45	JPY	221,000,000	1,231,364
			11,120,309
Jordan — 0.01%
Jordan Government International Bond 144A 5.75% 11/12/32 #		225,000	216,966
			216,966
Kazakhstan — 0.02%
Baiterek National Investment Holding JSC 144A 5.45% 5/8/28 #		476,000	480,084
			480,084
Kenya — 0.01%
Republic of Kenya Government International Bond 9.50% 3/5/36 ■		200,000	196,228
			196,228

Schedules of investments
Optimum Fixed Income Fund
		Principal amount°	Value (US $)

Sovereign Bonds Δ(continued)
Lebanon — 0.00%
Lebanon Government International Bond 6.85% 3/23/27 ‡, ■		465,000	$ 110,768
			110,768
Mexico — 0.22%
Eagle Funding Luxco 144A 5.50% 8/17/30 #		3,700,000	3,724,050
Mexico Government International Bonds
5.375% 3/22/33		250,000	245,000
5.85% 7/2/32		600,000	602,910
6.125% 2/9/38		550,000	536,662
6.875% 5/13/37		900,000	945,000
			6,053,622
Montenegro — 0.01%
Montenegro Government International Bond 144A 4.875% 4/1/32 #	EUR	140,000	160,830
			160,830
Morocco — 0.01%
Morocco Government International Bond 4.00% 12/15/50 ■		200,000	137,690
			137,690
Nigeria — 0.04%
Nigeria Government International Bonds
7.143% 2/23/30 ■		200,000	201,872
7.375% 9/28/33 ■		320,000	314,282
144A 7.875% 2/16/32 #		337,000	341,710
8.631% 1/13/36 ■		261,000	272,127
			1,129,991
Oman — 0.01%
Oman Government International Bond 144A 6.75% 1/17/48 #		343,000	357,422
			357,422
Panama — 0.03%
Panama Government International Bonds
3.298% 1/19/33		200,000	174,930
5.662% 2/23/38		300,000	288,555
6.40% 2/14/35		235,000	244,475
6.853% 3/28/54		200,000	205,954
			913,914
		Principal amount°	Value (US $)

Sovereign Bonds Δ(continued)
Paraguay — 0.02%
Paraguay Government International Bonds
144A 5.40% 3/30/50 #		403,000	$ 359,476
5.40% 3/30/50 ■		220,000	196,240
			555,716
Peru — 0.19%
Peru Government Bonds
144A 6.85% 8/12/35 #	PEN	9,100,000	2,664,354
144A 7.30% 8/12/33 #	PEN	6,300,000	1,982,738
Peruvian Government International Bonds
2.844% 6/20/30		312,000	290,581
144A 6.15% 8/12/32 #	PEN	700,000	210,661
			5,148,334
Poland — 0.02%
Bank Gospodarstwa Krajowego 144A 5.75% 7/9/34 #		200,000	206,651
Republic of Poland Government International Bonds
4.875% 2/12/30		200,000	204,548
5.50% 4/4/53		203,000	188,565
			599,764
Republic of North Macedonia — 0.02%
North Macedonia Government International Bond 144A 3.875% 1/21/30 #	EUR	377,000	419,373
			419,373
Romania — 0.10%
Romanian Government International Bonds
144A 1.75% 7/13/30 #	EUR	1,800,000	1,841,369
144A 5.75% 7/4/36 #		368,000	342,188
144A 6.00% 9/24/44 #	EUR	137,000	145,885
7.125% 1/17/33 ■		276,000	288,968
			2,618,410
Saudi Arabia — 0.03%
Saudi Government International Bond 144A 5.375% 1/13/31 #		900,000	920,228
			920,228

		Principal amount°	Value (US $)

Sovereign Bonds Δ(continued)
Serbia — 0.02%
Serbia International Bonds 144A 6.00% 6/12/34 #		640,000	$ 641,766
			641,766
South Africa — 0.32%
Republic of South Africa Government Bonds
6.25% 3/31/36	ZAR	10,700,000	508,222
8.75% 2/28/48	ZAR	8,000,000	428,125
8.875% 2/28/35	ZAR	60,900,000	3,539,154
9.00% 1/31/40	ZAR	6,800,000	377,804
Republic of South Africa Government International Bonds
4.85% 9/30/29		3,000,000	2,943,819
5.65% 9/27/47		761,000	596,165
5.75% 9/30/49		200,000	154,887
5.875% 6/22/30		268,000	269,996
			8,818,172
South Korea — 0.01%
Export-Import Bank of Korea 5.125% 1/11/33		200,000	208,232
			208,232
Sri Lanka — 0.01%
Sri Lanka Government International Bonds
144A 3.10% 1/15/30 #, ~		26,208	24,112
144A 3.35% 3/15/33 #, ~		81,407	68,144
144A 3.60% 6/15/35 #, ~		54,712	41,446
144A 3.60% 5/15/36 #, ~		39,091	34,947
144A 3.60% 2/15/38 #, ~		83,202	73,716
144A 4.00% 4/15/28 #		24,491	23,415
			265,780
Türkiye — 0.05%
Hazine Mustesarligi Varlik Kiralama 144A 6.50% 4/26/30 #		200,000	199,812
Turkiye Government International Bonds
6.95% 9/16/35		300,000	287,989
7.125% 2/12/32		200,000	200,457
7.625% 4/26/29		300,000	310,282
9.125% 7/13/30		200,000	218,471

		Principal amount°	Value (US $)

Sovereign Bonds Δ(continued)
Türkiye (continued)

Turkiye Ihracat Kredi Bankasi 144A 6.875% 7/3/28 #		200,000	$ 202,729
			1,419,740
Ukraine — 0.01%
Ukraine Government International Bonds
144A 0.00% 2/1/30 #, ~		13,261	7,799
144A 0.00% 2/1/34 #, ~		49,556	21,308
144A 0.00% 2/1/35 #, ~		41,878	19,547
144A 0.00% 2/1/36 #, ~		34,899	16,292
144A 4.00% 2/1/32 #, ~		295,000	213,377
144A 4.50% 2/1/34 #, ~		109,247	58,496
144A 4.50% 2/1/35 #, ~		84,970	44,762
144A 4.50% 2/1/36 #, ~		48,554	25,101
			406,682
Venezuela — 0.01%
Venezuela Government International Bond 7.75% 10/13/19 ‡, ■		370,000	152,625
			152,625
Total Sovereign Bonds (cost $122,311,222)			119,839,789

Supranational Banks — 0.49%
Africa Finance 144A 5.50% 10/8/29 #		540,000	544,398
African Development Bank
5.75% 5/7/34 μ, ψ		525,000	513,549
5.875% 5/7/35 μ, ψ		200,000	195,872
Corp Andina de Fomento
5.00% 1/24/29		200,000	204,942
144A 6.75% 6/17/30 #, μ, ψ		490,000	501,638

European Union 2.875% 10/5/29 ■	EUR	9,900,000	11,442,291
Total Supranational Banks (cost $12,553,075)			13,402,690

Schedules of investments
Optimum Fixed Income Fund
	Principal amount°	Value (US $)

US Treasury Obligations — 13.78%
US Treasury Bonds
1.375% 11/15/40 ∞	100,000	$ 64,447
1.625% 11/15/50	13,500,000	7,046,367
1.75% 8/15/41	1,800,000	1,203,996
1.875% 2/15/41	52,800,000	36,598,030
1.875% 2/15/51 ∞	2,700,000	1,499,766
1.875% 11/15/51	5,100,000	2,803,207
2.00% 2/15/50	16,000,000	9,318,750
2.25% 8/15/49 ∞	850,000	528,893
2.25% 2/15/52	2,600,000	1,567,770
2.50% 2/15/45	37,100,000	26,029,419
2.75% 8/15/42 ∞	900,000	688,570
2.75% 11/15/42 ∞	1,400,000	1,065,367
2.875% 5/15/43	2,200,000	1,690,391
2.875% 8/15/45	10,700,000	7,947,675
3.00% 5/15/47 ∞	900,000	669,164
3.00% 8/15/48 ∞	3,770,000	2,767,857
3.00% 2/15/49 ∞	700,000	511,465
3.125% 5/15/48	1,490,000	1,121,749
3.625% 5/15/53	24,300,000	19,490,308
4.625% 2/15/46	14,800,000	14,269,281
4.75% 5/15/55	7,530,000	7,334,396
5.00% 5/15/45	6,445,000	6,530,598
US Treasury Inflation Indexed Bonds
0.625% 7/15/32	36,605,688	34,549,539
1.125% 1/15/33 ∞	20,200,150	19,462,338
1.75% 1/15/34 ∞	7,406,770	7,378,322
1.875% 7/15/34	5,701,025	5,731,218
US Treasury Notes
0.50% 10/31/27 ∞	13,200,000	12,529,946
3.625% 9/30/30	9,775,000	9,654,149
4.00% 2/15/34 ∞	1,000,000	986,563
4.125% 2/15/36 ∞	127,315,000	125,335,646
4.25% 11/15/34 ∞	7,900,000	7,899,228
Total US Treasury Obligations (cost $380,176,991)		374,274,415
	Number of shares
Common Stocks — 0.03%♣
Financials — 0.01%
MNSN Holdings =, †	2,589	157,067
		157,067
Industrials — 0.02%
Grupo Aeromexico †	452,315	639,747
		639,747
Total Common Stocks (cost $365,198)		796,814

	Number of shares	Value (US $)

Preferred Stock — 0.05%♣
Financials — 0.05%
SVB Financial Trust 11/7/32 †	2,953	$ 1,395,293
Total Preferred Stock (cost $1,324,412)		1,395,293
	Number of contracts
Options Purchased — 0.02%
Foreign Currency Put Options — 0.00%
USD vs KRW strike price KRW 1,400.00, expiration date 7/9/26, notional amount KRW 2,862,655,600 (BAML)	2,044,754	6,096
USD vs KRW strike price KRW 1,400.00, expiration date 7/13/26, notional amount KRW 637,344,400 (BAML)	455,246	1,452
		7,548
	Notional amount*
Put Swaptions — 0.02%
1 yr IRS pay a fixed rate 3.757% and receive a floating rate based on 12-month USD-ICE SOFR expiration date 9/18/26 (DB)	96,900,000	218,933
1 yr IRS pay a fixed rate 3.757% and receive a floating rate based on 12-month USD-ICE SOFR expiration date 9/18/26 (MS)	152,500,000	344,543
		563,476
Total Options Purchased (premium paid $220,524)		571,024

	Number of shares	Value (US $)
Short-Term Investments — 24.64%
Money Market Mutual Funds — 0.37%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.55%)	2,550,000	$ 2,550,000
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.53%)	2,550,000	2,550,000
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.59%)	2,550,000	2,550,000
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.57%)	2,550,000	2,550,000
		10,200,000
	Principal amount°
Commercial Papers — 0.49%
ERAC USA Finance
144A 4.017% 4/17/26 #	700,000	698,650
144A 4.14% 4/13/26 #	750,000	748,901
144A 4.184% 4/23/26 #	5,050,000	5,036,679

JTI Financial Services North America 144A 3.906% 5/4/26 #	6,750,000	6,726,060
		13,210,290
	Principal amount°	Value (US $)
Repurchase Agreements — 23.78%
US Treasury repurchase agreement with Bank of America Securities 3.69%, dated 3/31/26, to be repurchased 4/1/26, repurchase price $49,705,094 (collateralized by US government obligations; 3.75%; market value $50,782,128)	49,700,000	$ 49,700,000
US Treasury repurchase agreement with JPMorgan Securities 3.71%, dated 3/31/26, to be repurchased 4/1/26, repurchase price $294,530,350 (collateralized by US government obligations; 2.125%; market value $299,201,840)	294,500,000	294,500,000
US Treasury repurchase agreement with JPMorgan Securities 3.74%, dated 3/30/26, to be repurchased 4/1/26, repurchase price $17,401,808 (collateralized by US government obligations; 4.00%; market value $17,769,619)	17,400,000	17,400,000

Schedules of investments
Optimum Fixed Income Fund
	Principal amount°	Value (US $)
Repurchase Agreements (continued)
US Treasury repurchase agreement with JPMorgan Securities 3.74%, dated 3/30/26, to be repurchased 4/1/26, repurchase price $284,229,525 (collateralized by US government obligations; 2.125%; market value $289,207,760)	284,200,000	$ 284,200,000
		645,800,000
Total Short-Term Investments (cost $669,210,847)		669,210,290
Total Value of Securities Before Options Written—136.03% (cost $3,737,508,098)		3,694,413,296
	Number of contracts
Options Written — (0.01%)
Foreign Currency Call Option — (0.01%)
USD vs JPY strike price JPY 157.70, expiration date 4/24/26, notional amount JPY (1,028,550,940) (CITI)	(6,522,200)	(75,794)
		(75,794)
Foreign Currency Put Options — (0.00%)
USD vs KRW strike price KRW 1,350.00, expiration date 7/9/26, notional amount KRW (2,760,417,900) (BAML)	(2,044,754)	(1,634)
	Number of contracts	Value (US $)
Options Written (continued)
Foreign Currency Put Options (continued)
USD vs KRW strike price KRW 1,350.00, expiration date 7/13/26, notional amount KRW (614,582,100) (BAML)	(455,246)	$ (402)
		(2,036)
Futures Call Options — 0.00%
US Treasury 10 yr Notes, strike price $113.00, expiration date 4/24/26, notional amount ($1,243,000)	(11)	(1,547)
Euro-Bund, strike price EUR 128.00, expiration date 4/24/26, notional amount (EUR 1,035,638)	(7)	1,588
		41
Futures Put Options — (0.00%)
US Treasury 10 yr Notes, strike price $110.00, expiration date 4/24/26, notional amount ($1,210,000)	(11)	(3,953)
Euro-Bund, strike price EUR 125.50, expiration date 4/24/26, notional amount (EUR 1,015,414)	(7)	(4,515)
		(8,468)
Notional amount*
Call Swaptions — (0.00%)
5 yr IRS pay a fixed rate 2.54% and receive a floating rate based on 1-month EURIBOR expiration date 4/16/26 (MS)	(1,200,000)	(146)

	Notional amount*	Value (US $)
Call Swaptions (continued)
10 yr IRS pay a fixed rate 3.60% and receive a floating rate based on 1-month USD-ICE SOFR expiration date 4/16/26 (GS)	(200,000)	$ (102)
10 yr IRS pay a fixed rate 3.62% and receive a floating rate based on 1-month USD-ICE SOFR expiration date 4/20/26 (BAML)	(1,000,000)	(965)
10 yr IRS pay a fixed rate 3.695% and receive a floating rate based on 1-month USD-ICE SOFR expiration date 4/27/26 (GS)	(2,000,000)	(5,354)
		(6,567)
Put Swaptions — (0.00%)
5 yr IRS pay a fixed rate 2.92% and receive a floating rate based on 1-month EURIBOR expiration date 4/16/26 (MS)	(1,200,000)	(4,251)
10 yr IRS pay a fixed rate 3.90% and receive a floating rate based on 1-month USD-ICE SOFR expiration date 4/16/26 (GS)	(200,000)	(1,023)
10 yr IRS pay a fixed rate 3.90% and receive a floating rate based on 1-month USD-ICE SOFR expiration date 4/20/26 (BAML)	(1,000,000)	(5,856)
	Notional amount*	Value (US $)
Put Swaptions (continued)
10 yr IRS pay a fixed rate 4.055% and receive a floating rate based on 1-month USD-ICE SOFR expiration date 4/27/26 (GS)	(2,000,000)	$ (5,760)
		(16,890)
Total Options Written (premium received $84,944)		(109,714)

Liabilities Net of Receivables and Other Assets—(36.02%)		(978,402,410)
Net Assets Applicable to 328,510,279 Shares Outstanding—100.00%		$2,715,901,172
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
♣	Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
∞	Fully or partially pledged as collateral for futures, TBA, and swap contracts.
Δ	Securities have been classified by country of risk.
~	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Stated rate in effect at March 31, 2026.
**	Fully or partially pledged as collateral for reverse repurchase agreements.
■	Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933, as amended.
ψ	Perpetual security. Maturity date represents next call date.
†	Non-income producing security.
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at March 31, 2026. Rate will reset at a future date.
♦	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2026, the aggregate value of Rule 144A securities was $645,239,732, which represents 23.76% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”

Schedules of investments
Optimum Fixed Income Fund
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
Σ	Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
Ω	Principal only security. A principal only security is the principal only portion of a fixed income security which is separated and sold individually from the interest portion of the security.
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2026. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
‡	Security is currently in default.
*	Notional amount shown is stated in USD unless noted that the option is denominated in another currency.

The following forward foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at March 31, 2026:1
Forward Foreign Currency Exchange Contracts
Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BAML	AUD	(354,000)	USD	242,621	5/4/26	$—	$(1,515)
BAML	BRL	774,961	USD	(146,106)	6/2/26	1,438	—
BAML	BRL	(5,100,000)	USD	933,211	10/2/26	—	(9,672)
BAML	CAD	1,664,346	USD	(1,194,878)	4/2/26	1,653	—
BAML	CAD	(35,843,014)	USD	25,768,822	5/4/26	—	(35,709)
BAML	CNY	(1,491,000)	USD	216,118	4/2/26	199	—
BAML	EUR	53,608,394	USD	(61,612,127)	4/2/26	356,908	—
BAML	EUR	(53,608,394)	USD	61,707,443	5/4/26	—	(361,033)
BAML	ILS	1,175,000	USD	(380,809)	4/6/26	—	(6,963)
BAML	ILS	(932,499)	USD	302,695	6/10/26	5,469	—
BAML	ILS	(2,858,841)	USD	926,943	6/17/26	15,567	—
BAML	INR	(69,539,054)	USD	740,565	4/7/26	—	(1,250)
BAML	INR	227,880,718	USD	(2,470,000)	4/10/26	—	(40,713)
BAML	INR	69,663,468	USD	(740,565)	4/24/26	—	(278)
BAML	JPY	(167,023,666)	USD	1,074,133	4/2/26	21,539	—
BAML	JPY	(561,601,657)	USD	3,530,543	5/7/26	—	(20,445)
BAML	KRW	(415,548,000)	USD	280,000	4/10/26	3,682	—
BAML	KRW	(218,211,522)	USD	149,111	4/15/26	3,991	—
BAML	KRW	104,500,900	USD	(70,000)	4/23/26	—	(488)
BAML	MXN	(21,590,000)	USD	1,204,703	6/17/26	8,323	—
BAML	PLN	795,000	USD	(214,438)	4/15/26	—	(285)
BAML	SGD	(5,151)	USD	4,077	4/2/26	70	—
BAML	TWD	14,994,034	USD	(470,000)	4/23/26	—	(2,191)
BAML	ZAR	(21,722,170)	USD	1,279,158	4/20/26	—	(2,543)

Forward Foreign Currency Exchange Contracts
Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNP	AUD	3,155,440	USD	(2,176,252)	4/2/26	$785	$—
BNP	BRL	3,880,387	USD	(740,000)	5/5/26	3,860	—
BNP	BRL	15,332,057	USD	(2,885,312)	6/2/26	33,743	—
BNP	BRL	21,125,850	USD	(3,932,527)	7/2/26	60,617	—
BNP	BRL	(42,800,000)	USD	7,812,040	10/2/26	—	(100,783)
BNP	CAD	1,440,000	USD	(1,064,686)	4/2/26	—	(29,441)
BNP	CHF	(1,167,068)	USD	1,468,460	4/2/26	8,575	—
BNP	CNY	(10,698,934)	USD	1,550,349	4/2/26	985	—
BNP	EUR	(53,426,069)	USD	63,154,787	4/2/26	1,396,512	—
BNP	GBP	(99,403)	USD	131,834	4/2/26	265	—
BNP	IDR	(6,625,106,662)	USD	389,736	4/10/26	—	(635)
BNP	IDR	10,805,677,087	USD	(640,001)	4/13/26	—	(3,347)
BNP	IDR	12,051,117,377	USD	(712,501)	4/16/26	—	(2,522)
BNP	IDR	4,068,480,000	USD	(240,000)	4/17/26	—	(316)
BNP	IDR	44,348,111,628	USD	(2,620,000)	4/27/26	—	(8,014)
BNP	IDR	16,288,847,136	USD	(960,000)	5/4/26	—	(870)
BNP	IDR	6,984,922,351	USD	(410,185)	6/10/26	450	—
BNP	ILS	(1,076,774)	USD	348,728	4/6/26	6,135	—
BNP	ILS	(1,522,062)	USD	481,079	5/5/26	—	(3,677)
BNP	ILS	(902,000)	USD	287,769	6/10/26	263	—
BNP	INR	231,599,522	USD	(2,458,881)	4/24/26	2,238	—
BNP	INR	(109,554,044)	USD	1,159,400	5/6/26	—	(2,068)
BNP	INR	(233,929,311)	USD	2,458,881	8/18/26	12,860	—
BNP	KRW	(624,663)	USD	411	4/13/26	—	(4)
BNP	KRW	142,348,085	USD	(93,700)	4/15/26	967	—
BNP	KRW	167,628,470	USD	(112,500)	4/16/26	—	(1,017)
BNP	KRW	59,728,000	USD	(40,000)	4/17/26	—	(276)
BNP	KRW	105,358,698	USD	(70,000)	4/20/26	77	—
BNP	KRW	(297,586,239)	USD	198,000	4/27/26	28	—
BNP	MXN	14,242,776	USD	(818,137)	6/17/26	—	(28,892)
BNP	PLN	1,923,500	USD	(533,243)	4/15/26	—	(15,099)
BNP	SGD	47,552	USD	(37,038)	4/2/26	—	(48)
BNP	SGD	(47,445)	USD	37,038	5/4/26	41	—
BNP	THB	(44,225,524)	USD	1,379,503	4/16/26	36,763	—
BNP	THB	(7,775,753)	USD	240,000	4/17/26	3,898	—
BNP	THB	(21,168,883)	USD	648,184	4/20/26	5,244	—
BNP	THB	(9,545,536)	USD	290,000	4/23/26	7	—
BNP	THB	6,286,516	USD	(192,000)	5/5/26	—	(826)
BNP	TWD	6,090,083	USD	(190,450)	4/13/26	—	(209)
BNP	TWD	3,353,593	USD	(105,000)	4/16/26	—	(279)
BNP	TWD	963,660	USD	(30,000)	4/17/26	88	—
BNP	TWD	15,219,893	USD	(475,000)	4/20/26	30	—
BNP	TWD	31,067,622	USD	(972,000)	4/27/26	—	(3,173)
BNP	TWD	(41,142,768)	USD	1,278,000	5/4/26	—	(4,305)
CITI	AUD	(4,950,776)	USD	3,528,601	4/2/26	112,905	—
CITI	CAD	(3,127,538)	USD	2,307,952	4/2/26	59,502	—
CITI	CNY	1,684,000	USD	(244,357)	4/2/26	—	(489)
CITI	IDR	3,527,004,800	USD	(209,906)	6/10/26	—	(2,558)
CITI	INR	327,259,809	USD	(3,577,162)	4/7/26	—	(86,086)
CITI	INR	(228,382,949)	USD	2,465,540	4/10/26	30,899	—
CITI	INR	531,614,005	USD	(5,678,668)	4/24/26	—	(29,411)

Schedules of investments
Optimum Fixed Income Fund
Forward Foreign Currency Exchange Contracts
Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
CITI	INR	231,064,223	USD	(2,465,540)	8/18/26	$—	$(49,477)
CITI	MXN	21,555,198	USD	(1,233,841)	6/17/26	—	(39,388)
CITI	MXN	5,114,881	USD	(285,952)	9/17/26	—	(4,817)
CITI	NZD	(1,887,000)	USD	1,115,795	4/2/26	31,360	—
CITI	PEN	(7,146,472)	USD	2,061,165	4/10/26	8,840	—
CITI	PEN	(5,123,076)	USD	1,514,224	1/28/27	64,515	—
CITI	PLN	1,093,000	USD	(302,224)	4/15/26	—	(7,797)
CITI	SEK	7,306,197	USD	(809,591)	4/2/26	—	(37,727)
CITI	THB	(9,552)	USD	307	4/20/26	17	—
CITI	THB	(9,871,358)	USD	304,111	6/17/26	2,865	—
CITI	TWD	(3,113,601)	USD	97,648	4/13/26	386	—
CITI	ZAR	(10,834,000)	USD	639,721	4/20/26	469	—
DB	AUD	3,894,776	USD	(2,671,816)	4/2/26	15,312	—
DB	AUD	(3,894,776)	USD	2,670,784	5/4/26	—	(15,242)
DB	CNY	(269,885)	USD	39,391	4/2/26	308	—
DB	CNY	(145,849)	USD	21,141	5/7/26	—	(38)
DB	IDR	6,621,615,000	USD	(390,000)	4/10/26	165	—
DB	ILS	(2,628,431)	USD	847,520	4/6/26	11,241	—
DB	ILS	(2,618,458)	USD	847,514	4/13/26	14,172	—
DB	INR	(189,994,847)	USD	2,011,058	4/7/26	—	(15,731)
DB	INR	197,539,637	USD	(2,087,417)	4/24/26	11,761	—
DB	PLN	22,501,309	USD	(6,194,254)	4/22/26	—	(133,040)
DB	SGD	15,362,612	USD	(12,026,470)	4/2/26	—	(75,936)
DB	SGD	(15,328,217)	USD	12,026,470	5/4/26	73,826	—
DB	THB	15,561,558	USD	(476,470)	4/16/26	—	(4,003)
DB	THB	7,798,856	USD	(238,779)	4/17/26	—	(1,975)
DB	THB	(23,313,088)	USD	715,249	6/17/26	3,801	—
GS	BRL	(4,850,826)	USD	923,174	4/2/26	—	(12,970)
GS	BRL	4,847,360	USD	(927,671)	4/2/26	7,804	—
GS	BRL	33,885,939	USD	(6,297,998)	6/2/26	153,511	—
GS	BRL	(72,928,098)	USD	13,556,843	7/2/26	—	(227,805)
GS	CNY	2,201,000	USD	(320,557)	4/2/26	—	(1,819)
GS	GBP	(63,000)	USD	83,421	5/5/26	39	—
GS	IDR	16,258,901,801	USD	(962,253)	6/10/26	—	(6,413)
GS	ILS	(2,814,645)	USD	905,409	4/13/26	9,629	—
GS	INR	(7,269,710)	USD	79,700	4/7/26	2,150	—
GS	INR	(69,252,960)	USD	733,000	5/6/26	—	(1,205)
GS	MXN	8,971,000	USD	(486,713)	4/10/26	13,398	—
GS	MXN	7,111,000	USD	(384,817)	4/13/26	11,504	—
GS	MXN	12,010,000	USD	(651,635)	4/15/26	17,612	—
GS	MXN	88,446,983	USD	(4,985,117)	6/17/26	—	(83,945)
GS	NZD	(10,975,000)	USD	6,594,931	4/2/26	287,737	—
GS	PEN	(6,141,785)	USD	1,823,300	6/17/26	65,762	—
GS	SGD	(3,159,000)	USD	2,471,118	4/2/26	13,741	—
GS	THB	17,918,189	USD	(546,033)	4/16/26	—	(2,016)
GS	THB	(24,085,214)	USD	766,743	4/20/26	35,229	—
GS	THB	(17,886,360)	USD	546,033	6/17/26	193	—
JPMCB	AUD	(699,000)	USD	491,565	4/2/26	9,302	—
JPMCB	BRL	3,465	USD	(664)	4/2/26	5	—
JPMCB	BRL	(26,900,000)	USD	4,972,303	7/2/26	—	(112,254)
JPMCB	BRL	(18,600,000)	USD	3,386,775	10/2/26	—	(51,975)

Forward Foreign Currency Exchange Contracts
Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
JPMCB	CHF	(176,000)	USD	223,000	4/2/26	$2,842	$—
JPMCB	CHF	607,441	USD	(758,846)	4/2/26	1,002	—
JPMCB	CHF	(1,690,452)	USD	2,119,280	5/4/26	—	(3,216)
JPMCB	CNY	(1,365,168)	USD	197,649	4/2/26	—	(48)
JPMCB	CNY	(153,456)	USD	22,231	5/7/26	—	(53)
JPMCB	EUR	(1,331,617)	USD	1,534,294	5/22/26	—	(8,679)
JPMCB	GBP	282,000	USD	(376,447)	4/2/26	—	(3,194)
JPMCB	IDR	1,349,344,000	USD	(79,667)	6/10/26	—	(341)
JPMCB	ILS	(9,700,483)	USD	3,131,426	6/10/26	39,470	—
JPMCB	INR	(60,649,061)	USD	645,066	4/7/26	—	(1,914)
JPMCB	INR	110,223,886	USD	(1,170,341)	4/24/26	966	—
JPMCB	JPY	166,600,000	USD	(1,048,548)	4/2/26	1,376	—
JPMCB	KRW	(1,546,779,244)	USD	1,050,129	4/15/26	21,459	—
JPMCB	KRW	(195,133,900)	USD	130,000	4/27/26	185	—
JPMCB	MXN	3,267,291	USD	(177,493)	4/9/26	4,666	—
JPMCB	MXN	64,421,120	USD	(3,597,659)	4/20/26	—	(9,350)
JPMCB	MXN	(7,090,000)	USD	395,076	6/17/26	2,193	—
JPMCB	NOK	(8,295)	USD	851	4/7/26	—	(6)
JPMCB	NOK	(1,741,895)	USD	178,778	5/4/26	—	(1,086)
JPMCB	PLN	(2,519,000)	USD	690,036	4/15/26	11,479	—
JPMCB	SEK	(6,085,000)	USD	649,789	4/2/26	6,938	—
JPMCB	SGD	(12,245,996)	USD	9,717,186	4/2/26	191,059	—
JPMCB	SGD	(35,368)	USD	27,479	5/4/26	—	(101)
JPMCB	TRY	4,853,986	USD	(106,086)	4/10/26	1,845	—
JPMCB	TRY	(4,891,824)	USD	107,077	4/17/26	—	(605)
JPMCB	TWD	5,744,665	USD	(180,542)	4/13/26	—	(1,091)
JPMCB	ZAR	(9,737,477)	USD	583,137	4/20/26	8,584	—
TD	AUD	(20,170,000)	USD	14,251,573	5/12/26	343,080	—
TD	EUR	(3,728,330)	USD	4,420,766	5/12/26	102,554	—
TD	EUR	288,726	USD	(334,022)	5/22/26	531	—
Total Forward Foreign Currency Exchange Contracts						$3,803,459	$(1,722,687)

Schedules of investments
Optimum Fixed Income Fund
Futures Contracts Exchange-Traded
Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
Long Contracts:
3 Month EURIBOR
466	$130,859,211	$131,286,512	12/14/26	$—	$(427,301)	$6,675
3 Month SOFR
169	40,697,313	40,697,313	6/16/26	—	—	2,112
3 Month SOFR
169	40,701,537	40,786,054	9/15/26	—	(84,517)	6,338
3 Month SONIA
186	58,863,933	58,777,996	6/15/27	85,937	—	30,655
Canadian Treasury 10 yr Bonds
59	5,089,922	5,192,007	6/19/26	—	(102,085)	20,331
Long 10 yr Gilt
21	2,440,176	2,582,231	6/26/26	—	(142,055)	3,323
US Treasury 2 yr Notes
406	84,222,797	84,835,406	6/30/26	—	(612,609)	31,718
US Treasury 5 yr Notes
2,785	301,280,430	305,508,657	6/30/26	—	(4,228,227)	391,655
US Treasury 10 yr Notes
576	63,963,000	64,918,966	6/18/26	—	(955,966)	135,003
US Treasury 10 yr Ultra Notes
145	16,459,766	16,826,844	6/18/26	—	(367,078)	43,048
US Treasury Long Bonds
1,302	148,265,250	152,514,810	6/18/26	—	(4,249,560)	488,250
US Treasury Ultra Bonds
464	54,085,000	55,737,576	6/18/26	—	(1,652,576)	101,500
		959,664,372		85,937	(12,821,974)	1,260,608
Short Contracts:
Euro-Bobl
(163)	(21,747,422)	(22,155,344)	6/8/26	407,922	—	(15,144)
Euro-Bund
(116)	(16,812,116)	(17,261,215)	6/8/26	449,099	—	(28,291)
Euro-Schatz
(50)	(6,111,557)	(6,169,053)	6/8/26	57,496	—	286
Japanese Treasury 10 yr Bonds
(17)	(13,958,413)	(14,124,643)	6/15/26	166,230	—	3,193
US Treasury 10 yr Ultra Notes
(1,600)	(181,625,000)	(184,631,046)	6/18/26	3,006,046	—	(481,608)
		(244,341,301)		4,086,793	—	(521,564)
Total Futures Contracts		$715,323,071		$4,172,730	$(12,821,974)	$739,044

Swap Contracts
CDS Contracts[2]
Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Amortized Upfront Payments Paid (Received)	Unrealized Appreciation	Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
Centrally Cleared:
Protection Sold/Moody's Ratings:
Boeing 2.60% 10/30/25 Baa2 6/26/26-Quarterly	700,000	1.000%	$1,460	$(227)	$1,687	$—	$40
Boeing 7.25% 6/15/25 Baa3 12/20/26-Quarterly	4,100,000	1.000%	23,332	(3,312)	26,644	—	133
British Telecom 2.70% 10/9/22 Baa1 12/20/28-Quarterly	EUR 1,600,000	1.000%	31,579	(32,757)	64,336	—	874
CDX.ITRX.EUR.44[4] 12/20/30-Quarterly	EUR 90,000	1.000%	1,559	2,121	—	(562)	98
CDX.NA.HY.45.V2[5] 12/20/30-Quarterly	19,592,100	5.000%	1,064,405	1,569,030	—	(504,625)	166,470
CDX.NA.IG.36[6] 6/20/26-Quarterly	1,900,000	1.000%	3,970	2,068	1,902	—	(96)
CDX.NA.IG.37[6] 12/20/26-Quarterly	300,000	1.000%	1,799	958	841	—	85
CDX.NA.IG.46[6] 6/20/31-Quarterly	3,100,000	1.000%	54,542	53,568	974	—	6,424
General Electric 2.70% 10/9/22 Baa1 6/20/26-Quarterly	600,000	1.000%	1,469	254	1,215	—	5
General Electric 2.70% 10/9/22 Baa1 12/20/26-Quarterly	1,200,000	1.000%	8,569	1,872	6,697	—	52
General Motors 4.875% 10/2/23 Baa2 6/20/28-Quarterly	275,000	5.000%	26,541	14,236	12,305	—	258
General Motors 4.875% 10/2/23 Baa2 12/20/26-Quarterly	240,000	5.000%	8,522	6,521	2,001	—	13
Goldman Sachs Group 6.484% 10/24/29 A2 6/20/26-Quarterly	400,000	1.000%	761	537	224	—	(10)
Lloyds Banking Group 1.985% 12/15/31 Baa1 12/20/30-Quarterly	EUR 1,700,000	1.000%	(24,820)	(3,049)	—	(21,771)	3,049
Natwest Group 1.50% 11/28/16 Baa1 12/20/30-Quarterly	EUR 6,300,000	1.000%	82,150	166,104	—	(83,954)	6,748
			1,285,838	1,777,924	118,826	(610,912)	184,143

Schedules of investments
Optimum Fixed Income Fund

Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Amortized Upfront Payments Paid (Received)	Unrealized Appreciation	Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
Over-The-Counter:
Protection Purchased/Moody’s Ratings:
JPMCB Mexico 10.375% 1/28/33 Baa2 6/22/26-Quarterly	2,085,000	1.000%	$(3,811)	$700	$—	$(4,511)	$—
			(3,811)	700	—	(4,511)	—
Protection Sold/Moody's Ratings:
CITI Israel 2.875% 3/16/26 A2 6/20/27-Quarterly	2,200,000	1.000%	16,944	(4,049)	20,993	—	—
DB CMBX.NA.AAA[7] 10/17/57-Monthly	178,431	0.500%	18	(9,434)	9,452	—	—
JPMCB HOCHTIEF 1.00% 3/7/25 BBB 12/20/26-Quarterly	EUR 1,100,000	5.000%	46,405	52,509	—	(6,104)	—
JPMCB HOCHTIEF 5.00% 3/7/25 BBB 12/20/26-Quarterly	EUR 1,100,000	5.000%	46,404	52,246	—	(5,842)	—
			$109,771	$91,272	$30,445	$(11,946)	$—
			$105,960	$91,972	$30,445	$(16,457)	$—
Total CDS Contracts			$1,391,798	$1,869,896	$149,271	$(627,369)	$184,143
IRS Contracts[8]
Reference Obligation/ Termination Date/ Payment Frequency (Fixed Rate/ Floating Rate)	Notional Amount[3]	Fixed/ Floating Interest Rate Paid (Received)	Value	Amortized Upfront Payments Paid (Received)	Unrealized Appreciation	Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
Centrally Cleared:
2 yr IRS[9] 3/18/28- (Annually/ Annually)	JPY 21,420,000,000	1.00%/ (0.727)%	$900,095	$735,482	$164,613	$—	$(4,966)
3 yr IRS[10] 1/4/27- (At Maturity/ At Maturity)	BRL 2,900,000	(11.566)%/ 14.65%	(22,964)	—	—	(22,964)	403
3 yr IRS[10] 1/4/27- (At Maturity/ At Maturity)	BRL 196,500,000	(11.496)%/ 14.65%	(1,611,096)	—	—	(1,611,096)	26,593
4 yr IRS[11] 8/31/30- (Annually/ Annually)	220,000	3.407%/ (3.68)%	1,569	—	1,569	—	(129)

IRS Contracts[8]
Reference Obligation/ Termination Date/ Payment Frequency (Fixed Rate/ Floating Rate)	Notional Amount[3]	Fixed/ Floating Interest Rate Paid (Received)	Value	Amortized Upfront Payments Paid (Received)	Unrealized Appreciation	Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
Centrally Cleared (continued):
5 yr IRS[12] 4/11/27- (Annually/ Semiannually)	EUR 1,900,000	(0.70)%/ 2.099%	$(57,370)	$—	$—	$(57,370)	$319
5 yr IRS[12] 4/12/27- (Annually/ Semiannually)	EUR 3,800,000	(0.65)%/ 2.099%	(118,594)	—	—	(118,594)	625
5 yr IRS[12] 5/13/27- (Annually/ Semiannually)	EUR 4,100,000	(1.00)%/ 2.146%	(103,887)	—	—	(103,887)	535
5 yr IRS[12] 5/18/27- (Annually/ Semiannually)	EUR 2,000,000	(1.00)%/ 2.155%	(49,913)	—	—	(49,913)	245
5 yr IRS[13] 10/5/29- (Annually/ Annually)	EUR 2,000,000	2.05%/ (1.93)%	39,862	—	39,862	—	(910)
5 yr IRS[13] 10/5/29- (Annually/ Annually)	EUR 3,200,000	2.056%/ (1.93)%	62,931	—	62,931	—	(1,461)
5 yr IRS[13] 10/5/29- (Annually/ Annually)	EUR 4,700,000	2.063%/ (1.93)%	91,030	—	91,030	—	(2,156)
5 yr IRS[11] 12/18/29- (Annually/ Annually)	20,260,000	3.75%/ (3.685)%	(115,589)	28,654	—	(144,243)	(10,640)
5 yr IRS[14] 3/18/31- (Annually/ Annually)	GBP 18,900,000	(3.50)%/ 3.728%	(781,783)	(80,531)	—	(701,252)	37,038
5 yr IRS[12] 9/16/31- (Annually/ Semiannually)	EUR 14,900,000	(2.50)%/ 2.475%	(344,340)	12,926	—	(357,266)	23,343
7 yr IRS[11] 10/31/30- (Annually/ Annually)	2,200,000	3.545%/ (3.772)%	8,486	—	8,486	—	(1,404)
7 yr IRS[11] 10/31/30- (Annually/ Annually)	2,300,000	3.677%/ (3.772)%	(5,070)	—	—	(5,070)	(1,466)
7 yr IRS[11] 10/31/30- (Annually/ Annually)	2,900,000	3.664%/ (3.772)%	(4,669)	—	—	(4,669)	(1,849)

Schedules of investments
Optimum Fixed Income Fund
IRS Contracts[8]
Reference Obligation/ Termination Date/ Payment Frequency (Fixed Rate/ Floating Rate)	Notional Amount[3]	Fixed/ Floating Interest Rate Paid (Received)	Value	Amortized Upfront Payments Paid (Received)	Unrealized Appreciation	Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
Centrally Cleared (continued):
7 yr IRS[11] 10/31/30- (Annually/ Annually)	3,390,000	3.582%/ (3.772)%	$7,416	$—	$7,416	$—	$(2,163)
7 yr IRS[11] 10/31/30- (Annually/ Annually)	4,300,000	3.623%/ (3.772)%	1,118	—	1,118	—	(2,742)
7 yr IRS[11] 10/31/30- (Annually/ Annually)	4,400,000	3.601%/ (3.772)%	5,717	—	5,717	—	(2,807)
7 yr IRS[11] 10/31/30- (Annually/ Annually)	9,800,000	3.601%/ (3.772)%	12,693	—	12,693	—	(6,251)
7 yr IRS[11] 10/31/30- (Annually/ Annually)	9,900,000	3.689%/ (3.772)%	(27,469)	—	—	(27,469)	(6,310)
7 yr IRS[11] 10/31/30- (Annually/ Annually)	15,300,000	3.595%/ (3.772)%	23,928	—	23,928	—	(9,760)
7 yr IRS[11] 5/15/32- (Annually/ Annually)	43,270,000	3.75%/ (3.936)%	(112,174)	(3,772)	—	(108,402)	(32,859)
8 yr IRS[15] 6/1/32- (Semiannually/ Semiannually)	CAD 16,200,000	3.50%/ (2.29)%	(363,682)	54,685	—	(418,367)	(30,586)
8 yr IRS[15] 6/1/33- (Semiannually/ Semiannually)	CAD 200,000	2.90%/ (2.282)%	2,703	(103)	2,806	—	(386)
8 yr IRS[15] 6/1/33- (Semiannually/ Semiannually)	CAD 300,000	2.85%/ (2.282)%	2,313	(1)	2,314	—	(576)
8 yr IRS[15] 6/1/33- (Semiannually/ Semiannually)	CAD 2,300,000	3.00%/ (2.282)%	2,298	7,090	—	(4,792)	(4,463)
9 yr IRS[15] 6/1/34- (Semiannually/ Semiannually)	CAD 2,600,000	3.00%/ (2.282)%	9,534	(2,413)	11,947	—	(5,819)
9 yr IRS[15] 6/1/34- (Semiannually/ Semiannually)	CAD 3,500,000	3.00%/ (2.282)%	12,797	1,563	11,234	—	(7,833)

IRS Contracts[8]
Reference Obligation/ Termination Date/ Payment Frequency (Fixed Rate/ Floating Rate)	Notional Amount[3]	Fixed/ Floating Interest Rate Paid (Received)	Value	Amortized Upfront Payments Paid (Received)	Unrealized Appreciation	Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
Centrally Cleared (continued):
9 yr IRS[15] 6/1/34- (Semiannually/ Semiannually)	CAD 5,800,000	3.00%/ (2.282)%	$20,010	$9,043	$10,967	$—	$(12,980)
10 yr IRS[11] 8/14/34- (Annually/ Annually)	100,000	3.569%/ (3.97)%	1,870	—	1,870	—	(56)
10 yr IRS[11] 9/4/34- (Annually/ Annually)	180,000	3.47%/ (3.92)%	4,711	—	4,711	—	(99)
10 yr IRS[11] 12/18/34- (Annually/ Annually)	40,800,000	3.75%/ (3.685)%	175,293	(743,497)	918,790	—	(20,653)
10 yr IRS[12] 1/8/35- (Annually/ Semiannually)	EUR 80,000	(2.22)%/ 2.104%	(5,794)	—	—	(5,794)	198
10 yr IRS[11] 2/26/35- (Annually/ Annually)	800,000	4.00%/ (3.651)%	(11,227)	—	—	(11,227)	(381)
10 yr IRS[11] 3/3/35- (Annually/ Annually)	250,000	3.89%/ (3.645)%	(1,391)	—	—	(1,391)	(118)
10 yr IRS[11] 3/4/35- (Annually/ Annually)	300,000	3.908%/ (3.644)%	(2,068)	—	—	(2,068)	(141)
10 yr IRS[11] 3/5/35- (Annually/ Annually)	400,000	3.87%/ (3.642)%	(1,605)	—	—	(1,605)	(188)
10 yr IRS[11] 3/5/35- (Annually/ Annually)	1,600,000	3.874%/ (3.642)%	(6,909)	—	—	(6,909)	(751)
10 yr IRS[11] 3/11/35- (Annually/ Annually)	890,000	3.899%/ (3.639)%	(5,474)	—	—	(5,474)	(415)
10 yr IRS[12] 4/1/35- (Annually/ Semiannually)	EUR 1,100,000	(2.46)%/ 2.109%	(39,505)	—	—	(39,505)	3,218
10 yr IRS[16] 6/18/35- (Semiannually/ Semiannually)	AUD 26,000,000	(4.50)%/ 4.092%	(668,348)	379,510	—	(1,047,858)	80,453

Schedules of investments
Optimum Fixed Income Fund
IRS Contracts[8]
Reference Obligation/ Termination Date/ Payment Frequency (Fixed Rate/ Floating Rate)	Notional Amount[3]	Fixed/ Floating Interest Rate Paid (Received)	Value	Amortized Upfront Payments Paid (Received)	Unrealized Appreciation	Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
Centrally Cleared (continued):
10 yr IRS[11] 2/15/36- (Annually/ Annually)	2,900,000	3.755%/ (3.639)%	$25,813	$—	$25,813	$—	$(821)
10 yr IRS[11] 3/3/36- (Annually/ Annually)	300,000	3.748%/ (3.648)%	2,916	—	2,916	—	(82)
10 yr IRS[11] 3/3/36- (Annually/ Annually)	1,600,000	3.775%/ (3.648)%	11,949	—	11,949	—	(439)
10 yr IRS[14] 3/18/36- (Annually/ Annually)	GBP 4,240,000	(4.00)%/ 3.728%	(194,034)	(153,094)	—	(40,940)	6,594
10 yr IRS[12] 9/16/36- (Annually/ Semiannually)	EUR 22,450,000	(2.75)%/ 2.475%	(804,087)	(438,542)	—	(365,545)	73,909
27 yr IRS[11] 11/15/53- (Annually/ Annually)	220,000	3.998%/ (3.68)%	5,771	—	5,771	—	1,063
30 yr IRS[11] 12/21/52- (Annually/ Annually)	17,000,000	1.75%/ (3.684)%	6,728,918	3,106,210	3,622,708	—	65,807
30 yr IRS[11] 9/19/53- (Annually/ Annually)	4,800,000	1.842%/ (3.897)%	1,879,314	1,447,551	431,763	—	19,736
30 yr IRS[11] 10/27/53- (Semiannually/ Quarterly)	13,680,000	2.06%/ (3.666)%	5,304,115	—	5,304,115	—	56,138
30 yr IRS[11] 6/20/54- (Annually/ Annually)	8,400,000	3.50%/ (4.068)%	948,162	(3,077)	951,239	—	40,804
30 yr IRS[12] 9/16/56- (Annually/Semiannually)	EUR 6,790,000	3.00%/ (2.475)%	162,397	(41,459)	203,856	—	(55,541)
Total IRS Contracts			$10,996,687	$4,316,225	$11,944,132	$(5,263,670)	$206,820

The use of forward foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts and forward foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin are reflected in the Fund’s net assets.
Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Repurchase Price
BCLY - INEOS Styrolution Ludwigshafen	0.250%	3/30/26	TBD	$(338,922)	TBD
BCLY - INEOS Styrolution Ludwigshafen	0.650%	1/26/26	TBD	(338,117)	TBD
Total				$(677,039)
The type of underlying collateral and the remaining maturity of open reverse repurchase agreements in relation to the reverse repurchase agreements is as follows:
Remaining Contracted Maturity of the Agreements
Reverse Repurchase Agreement	More than 90 days
BCLY - INEOS Styrolution Ludwigshafen	$(677,039)
[1]	See Note 3 in “Notes to financial statements."
[2]	A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.
[3]	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.
[4]	Markit’s iTraxx Europe Main Index, or the ITRX EUR CDSI S41, is comprised of 125 Financial entities from the Markit iTraxx® Europe Index referencing subordinated debt.
[5]	Markit’s North America High Yield Index, or the CDX.NA.HY Index, is composed of 100 liquid North American entities with high yield credit ratings that trade in the CDS market.
[6]	Markit’s North America Investment Grade Index, or the CDX.NA.IG Index, is composed of 125 liquid North American entities with investment grade credit ratings that trade in the CDS market.
[7]	Markit’s CMBX Index, or the CMBX.NA Index, is a synthetic tradable index referencing a basket of 25 commercial mortgage-backed securities in North America. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to BB (lowest). US Agency and US Agency mortgage-backed securities appear under US Government.
[8]	An IRS agreement is an exchange of interest rates between counterparties. Periodic payments (receipt) on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipts) or termination of the contract, such amounts are recorded as realized gains (losses) on swap contracts.
[9]	Rates resets based on MUTKCALM.
[10]	Rates resets based on Brazil CETIP Interbank Deposit.
[11]	Rates resets based on SOFR.
[12]	Rates resets based on EUR006M.
[13]	Rates resets based on ESTR.
[14]	Rates resets based on SONIA.
[15]	Rates resets based on CORRA.
[16]	Rates resets based on ASX Australian Bank Short Term Bill.
Summary of abbreviations:
12MTA – 12 Month Treasury Average
ABS – Asset-Backed Security

Schedules of investments
Optimum Fixed Income Fund
Summary of abbreviations: (continued)
AD – Akcionarsko Drustvo
AG – Insured by Assured Guaranty Inc.
AMT – Subject to Alternative Minimum Tax
ARM – Adjustable Rate Mortgage
ASX – Australian Securities Exchange
BAML – Bank of America Merrill Lynch
BCLY – Barclays Bank
BNP – BNP Paribas
CDS – Credit Default Swap
CDX.ITRX.EUR – Credit Default Swap Index iTraxx Europe
CDX.NA.HY – Credit Default Swap Index North America High Yield
CDX.NA.IG – Credit Default Swap Index North America Investment Grade
CETIP – Central de Custódia de Liquidação Financeira de Títulos
CITI – Citigroup
CJSC – Closed Joint Stock Company
CLO – Collateralized Loan Obligation
CMBX.NA – Commercial Mortgage-Backed Index North America
CORRA – Canadian Overnight Repo Rate Average
DAC – Designated Activity Company
DB – Deutsche Bank
ESTR – Euro Short-Term Rate
EUR003M – EURIBOR EUR 3 Month
EUR006M – EURIBOR EUR 6 Month
EURIBOR – Euro interbank offered rate
FREMF – Freddie Mac Multifamily
GE – General Electric
GNMA – Government National Mortgage Association
GS – Goldman Sachs
H15T1Y – US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
IBOR – Interbank Offered Rate
ICE – Intercontinental Exchange, Inc.
IRS – Interest Rate Swap
JPM – JPMorgan
JPMCB – JPMorgan Chase Bank
JSC – Joint Stock Company
MASTR – Mortgage Asset Securitization Transactions, Inc.
MS – Morgan Stanley
MUTKCALM – Japan Overnight Call Rate
PJSC – Private Joint Stock Company
REMIC – Real Estate Mortgage Investment Conduit
Summary of abbreviations: (continued)
RFUCCT1Y – Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year
S.F. – Single Family
SAOG – Societe Anonyme Omanaise Generale
SOFR – Secured Overnight Financing Rate
SOFR01M – Secured Overnight Financing Rate 1 Month
SOFR03M – Secured Overnight Financing Rate 3 Month
SOFR06M – Secured Overnight Financing Rate 6 Month
SOFRINDX – Secured Overnight Financing Rate Index
SONIA – Sterling Overnight Indexed Average
TAS – Turk Anonim Sirketi
TBA – To be announced
TBD – To be determined
TD – TD Bank
TSFR01M – 1 Month Term Secured Overnight Financing Rate
TSFR03M – 3 Month Term Secured Overnight Financing Rate
TSFR06M – 6 Month Term Secured Overnight Financing Rate
USD – US Dollar
yr – Year
Summary of currencies:
AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CHF – Swiss Franc
CNY – China Yuan Renminbi
DKK – Danish Krone
EUR – European Monetary Unit
GBP – British Pound Sterling
IDR – Indonesian Rupiah
ILS – Israeli New Shekel
INR – Indian Rupee
JPY – Japanese Yen
KRW – South Korean Won
MXN – Mexican Peso
NOK – Norwegian Krone
NZD – New Zealand Dollar
PEN – Peruvian Sol
PLN – Polish Zloty
SEK – Swedish Krona
SGD – Singapore Dollar
THB – Thai Baht

Summary of currencies: (continued)
TRY – Turkish Lira
TWD – New Taiwan Dollar
USD – US Dollar
ZAR – South African Rand
See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Optimum International Fund
March 31, 2026
	Number of shares	Value (US $)
Common Stocks — 98.67%Δ
Australia — 2.02%
Aristocrat Leisure	16,286	$ 517,655
Beacon Minerals	9,349	22,881
BHP Group	15,849	573,457
EBOS Group	47	601
Enero Group	384	128
OceanaGold	71,233	2,245,906
Origin Energy	15,153	130,394
Pro Medicus	19,415	1,600,125
Regis Resources	104,701	496,259
Rio Tinto	141,546	13,131,748
South32	484,255	1,466,327
Wagners Holding	18,860	54,262
Whitehaven Coal	115,251	743,650
		20,983,393
Austria — 0.07%
Erste Group Bank	6,780	732,412
Raiffeisen Bank International	646	27,666
		760,078
Belgium — 0.69%
KBC Group	45,200	5,532,118
UCB	5,592	1,684,852
		7,216,970
Bermuda — 0.00%
Himalaya Shipping †	2,578	33,919
		33,919
Brazil — 2.75%
B3 - Brasil Bolsa Balcao	3,148,400	11,183,829
Gerdau ADR	11,062	39,934
MercadoLibre †	5,903	10,206,405
Petroleo Brasileiro ADR	299,025	6,204,769
Yara International	16,766	980,047
		28,614,984
Canada — 5.69%
Aecon Group	10,700	321,592
Altius Minerals	7,400	260,285
B2Gold	4,400	19,990
Bank of Nova Scotia	144,500	10,020,786
Bird Construction	10,800	309,303
Canada Packers	3,500	50,748
Canadian Imperial Bank of Commerce	31,100	2,947,469
Capstone Copper †	35,400	266,944
Centerra Gold	28,100	499,744
CES Energy Solutions	22,773	301,381
Cogeco	3,833	191,030
Constellation Software	1,824	3,201,919
DPM Metals	95,600	3,366,033
DRI Healthcare Trust	5,500	66,580
	Number of shares	Value (US $)
Common StocksΔ (continued)
Canada (continued)
Empire Class A	73,800	$ 2,643,558
Enerflex	43,100	901,596
Enghouse Systems	9,713	116,115
Ensign Energy Services †	15,700	40,968
Fortuna Mining †	154,000	1,531,033
Groupe Dynamite	5,100	280,791
Haivision Systems †	8,400	45,892
Hemisphere Energy	20,900	42,067
Hudbay Minerals	32,100	672,182
iA Financial	26,380	2,927,571
Imperial Metals †	12,400	69,260
Kinaxis †	9,695	978,490
Lumine Group †	133,030	2,119,147
Magellan Aerospace	2,900	43,862
Martinrea International	25,979	174,426
National Bank of Canada	10,400	1,345,772
Paramount Resources Class A	4,100	87,565
Pason Systems	14,600	138,958
PHX Energy Services	24,500	232,654
Quebecor Class B	34,200	1,452,228
Shopify Class A †	36,065	4,278,030
Stella-Jones	72,585	4,870,307
Strathcona Resources	7,231	219,046
Suncor Energy	105,400	6,971,356
TFI International	25,019	2,723,296
Torex Gold Resources	20,173	925,919
Toronto-Dominion Bank	15,800	1,475,621
Total Energy Services	7,700	125,649
		59,257,163
Chile — 0.83%
Lundin Mining	347,252	8,659,458
		8,659,458
China — 11.40%
37 Interactive Entertainment Network Technology Group Class A	139,900	440,118
AIA Group	853,600	9,484,629
Aimer Class A	67,000	134,321
AInnovation Technology Group Class H †	44,400	28,953
Allied Group †	218,000	77,351
Aluminum Corp. of China Class H	264,000	386,223
Anhui Huilong Agricultural Means of Production Class A	250,500	222,358
ATRenew ADR †	11,140	52,247
Autohome ADR	35,867	623,010

	Number of shares	Value (US $)
Common StocksΔ (continued)
China (continued)
BAIC Foton Motor Class A †	1,233,000	$ 529,761
Beijing Join-Cheer Software Class A †	278,600	332,546
Beijing Yuanlong Yato Culture Dissemination Class A †	291,500	741,600
BOE Technology Group Class A	9,547,089	5,448,362
Build King Holdings	73,424	16,855
Canny Elevator Class A	170,000	164,611
Cathay Pacific Airways	798,000	1,152,249
Changhong Meiling Class A	150,400	135,350
Changjiang & Jinggong Steel Building Group Class A	349,100	202,730
China Construction Bank Class H	5,784,000	6,242,176
China Etek Service & Technology Class A	76,300	368,486
China Merchants Bank Class H	69,000	438,442
China Nonferrous Mining	170,000	255,137
China Taiping Insurance Holdings	124,800	329,567
China Yuchai International	3,629	139,717
Chow Sang Sang Holdings International	65,000	113,737
CMOC Group Class H	1,248,000	2,624,744
Comba Telecom Systems Holdings	592,000	114,445
Contemporary Amperex Technology Class A	91,500	5,413,695
Dah Sing Financial Holdings	30,000	155,698
Daheng New Epoch Technology Class A †	251,200	519,221
Dongguan Aohai Technology Class A	24,000	161,869
Farsoon Technologies Class A	9,409	102,396
Focus Media Information Technology Class A	1,338,100	1,277,530
Focus Technology Class A	138,200	807,228
Fujian Fuxin Software Development JSC Class A	36,580	375,595
G-bits Network Technology Xiamen Class A	62,700	3,327,802
Guangdong Dongpeng Holdings Class A	645,500	585,543
Guangdong Lyric Robot Automation Class A †	42,300	291,792
H World Group ADR	2,042	102,692
Healthcare Class A †	126,000	150,661
	Number of shares	Value (US $)
Common StocksΔ (continued)
China (continued)
Hefei Meiya Optoelectronic Technology Class A	113,000	$ 286,680
Henglin Home Furnishings Class A	34,200	152,727
Hexing Electrical Class A	41,200	197,298
Higold Group Class A	21,260	210,809
Hisense Visual Technology Class A	277,200	904,918
Huishang Bank Class H	264,000	155,488
Inner Mongolia ERDOS Resources Class A	158,196	341,206
Jacobson Pharma	208,796	33,021
Jiangxi Copper Class H	234,000	1,039,249
JOYY ADR	17,282	1,009,096
Kanzhun ADR	35,860	480,165
Keda Industrial Group Class A	78,300	182,766
Kuaishou Technology	395,200	2,327,857
Kweichow Moutai Class A	12,800	2,695,481
Lee & Man Paper Manufacturing	219,988	97,561
Li Ning	320,500	885,486
Linklogis Class B	115,500	27,505
Luolai Lifestyle Technology Class A	467,821	682,300
Luyuan Group Holding Cayman	30,500	48,777
Metallurgical Corp. of China Class H	924,000	194,255
Midea Group Class A	629,800	7,015,265
Natural Food International Holding	344,000	65,587
NetEase	191,700	4,283,501
New Oriental Education & Technology Group	73,000	413,492
Newborn Town †	266,000	272,111
Niu Technologies ADR †	10,738	31,033
Opple Lighting Class A	24,899	69,257
PAX Global Technology	233,000	127,774
PDD Holdings ADR †	27,240	2,783,383
Perfect World Class A	539,800	1,389,753
PetroChina Class H	1,612,000	2,211,441
Ping An Insurance Group Co. of China Class H	915,000	7,035,631
Postal Savings Bank of China Class H	2,409,000	1,513,357
Qingdao Citymedia Class A	143,500	125,713
Qingmu Tec	17,800	144,609
Silergy	279,000	2,542,713
SITC International Holdings	118,000	516,666

Schedules of investments
Optimum International Fund
	Number of shares	Value (US $)
Common StocksΔ (continued)
China (continued)
Skyworth Group †	100,741	$ 79,576
SolaX Power Network Technology Zhejiang Class A	14,912	255,248
Southern Publishing & Media Class A	192,100	363,279
Suzhou Nanomicro Technology Class A	60,179	220,769
Tencent Holdings	242,400	15,288,745
Tencent Music Entertainment Group ADR	306,914	2,848,162
Tiangong International	226,000	90,765
Tianma Microelectronics Class A †	556,000	643,154
Vatti Class A	49,600	48,486
Vipshop Holdings ADR	217,713	3,422,448
Weichai Power Class H	530,000	1,879,499
XD	35,000	273,091
Xiamen Jihong Technology Class A	203,300	509,986
Xiamen Xiangyu Class A	400,800	470,934
Yangzijiang Shipbuilding Holdings	510,800	1,517,276
ZBOM Home Collection Class A	324,200	427,224
Zhejiang Century Huatong Group Class A †	277,200	648,178
Zhejiang Semir Garment Class A	1,540,921	1,211,198
Zhihu ADR †	5,037	14,305
Zhou Hei Ya International Holdings	208,500	36,993
Zijin Mining Group Class H	394,000	1,772,409
		118,587,103
Côte d'Ivoire — 0.22%
Endeavour Mining	38,485	2,318,713
		2,318,713
Czech Republic — 0.12%
CEZ	10,369	586,004
Komercni Banka	8,194	418,061
Moneta Money Bank	28,767	250,757
		1,254,822
Denmark — 2.00%
ALK-Abello	4,372	138,224
AP Moller - Maersk Class B	1,409	3,519,516
Bavarian Nordic †	360	10,883
DSV	43,980	10,621,533
	Number of shares	Value (US $)
Common StocksΔ (continued)
Denmark (continued)
Genmab †	1,247	$ 335,844
Novonesis Novozymes Class B	103,729	6,162,663
		20,788,663
Finland — 0.62%
Anora Group	7,154	32,786
Fortum	28,764	735,574
Nokia ADR	87,392	702,632
Orion Class A	311	25,136
Orion Class B	38,854	3,140,434
Wartsila	47,574	1,772,036
		6,408,598
France — 3.88%
BNP Paribas	89,877	8,562,008
Bouygues	12,851	744,802
Danone	93,600	7,479,308
Edenred	185,024	3,685,478
Engie	32,819	1,057,673
Ipsen	3,264	609,988
Klepierre	18,069	678,350
LVMH Moet Hennessy Louis Vuitton	6,835	3,736,350
Nexans	20,510	2,790,156
Societe Generale	79,423	5,799,222
TotalEnergies	55,711	5,112,829
VIEL & Cie	5,146	89,686
		40,345,850
Germany — 3.27%
AIXTRON	4,997	194,985
Aumovio †	17,272	676,390
Aurubis	1,622	288,484
BioNTech ADR †	17,618	1,565,888
Deutsche Boerse	43,304	12,685,707
DWS Group & Co.	4,493	289,454
GEA Group	743	53,286
HOCHTIEF	2,798	1,272,730
Knorr-Bremse	2,938	335,672
Nordex †	6,738	365,149
Rational	4,419	3,242,001
SAP	25,901	4,415,671
Scout24	85,633	6,607,302
Siemens Energy	8,979	1,548,425
SMA Solar Technology †	5,623	312,077
thyssenkrupp	23,230	204,691
Trivago ADR †	3,049	8,263
Westwing Group †	2	32
		34,066,207
Greece — 0.06%
Danaos	991	111,626

	Number of shares	Value (US $)
Common StocksΔ (continued)
Greece (continued)
ElvalHalcor	40,767	$ 165,157
Hellenic Telecommunications Organization	6,310	119,028
HELLENiQ ENERGY Holdings	2,040	23,273
Motor Oil Hellas Corinth Refineries	1,519	66,894
Okeanis Eco Tankers	1,095	56,882
Thrace Plastics Holding and Co.	12,866	54,875
		597,735
Hungary — 0.60%
MOL Hungarian Oil & Gas	157,107	1,882,201
OTP Bank	38,678	4,147,360
Richter Gedeon	4,713	167,790
		6,197,351
India — 1.70%
Acevector Limited =, †, π	227,200	53,297
Acevector Limited Series G =, †, π	75,200	17,641
Bharat Petroleum	422,339	1,266,279
Canara Bank	407,472	536,827
Coal India	384,111	1,836,472
HDFC Bank	872,177	6,831,803
Hindustan Petroleum	77,718	276,959
Hindustan Zinc	419,127	2,260,254
ICICI Lombard General Insurance	193,940	3,533,713
Indian Oil	542,214	774,030
Intellect Design Arena	35,930	229,563
Kirloskar Industries	1,307	34,069
Nucleus Software Exports	2,228	17,231
Rupa & Co.	325	382
		17,668,520
Indonesia — 0.27%
Adaro Andalan Indonesia	592,900	393,360
Akasha Wira International †	37,900	36,853
Astra International	1,731,100	639,059
Asuransi Tugu Pratama Indonesia	107,400	7,973
Bank OCBC Nisp	83,751	7,220
Blue Bird	479,300	46,394
Eagle High Plantations †	8,051,900	60,172
ESSA Industries Indonesia	4,838,200	202,036
First Resources	24,300	54,914
Hanjaya Mandala Sampoerna	2,191,300	93,483
Indo-Rama Synthetics †	28,097	4,414
Indosat	1,178,600	145,578
Japfa Comfeed Indonesia	2,048,100	286,275
	Number of shares	Value (US $)
Common StocksΔ (continued)
Indonesia (continued)
Matahari Department Store	292,600	$ 31,508
Perusahaan Gas Negara Persero	3,540,620	387,359
Samudera Indonesia	42,480	864
Sawit Sumbermas Sarana	657,300	56,469
Trimegah Bangun Persada	971,252	62,883
Triputra Agro Persada	874,600	97,781
Unilever Indonesia	1,378,900	149,332
		2,763,927
Ireland — 2.69%
CRH	71,699	7,501,187
Experian	139,236	4,816,799
Kingspan Group	90,345	7,725,391
Ryanair Holdings ADR	136,680	7,900,104
		27,943,481
Israel — 0.63%
Bank Hapoalim	92,239	2,166,233
Bank Leumi Le-Israel	47,426	1,060,580
Check Point Software Technologies †	12,202	1,743,056
Israel Discount Bank Class A	47,112	475,725
Phoenix Financial	679	36,255
Wix.com †	11,405	1,027,248
		6,509,097
Italy — 2.26%
Banca Mediolanum	64,936	1,315,682
Eni	295,245	8,394,935
FinecoBank Banca Fineco	342,201	7,613,537
Hera	4,868	22,454
Italgas	34,801	405,396
Leonardo	7,247	492,937
Snam	297,854	2,256,374
Technoprobe †	178,157	2,985,659
		23,486,974
Japan — 10.93%
A&D HOLON Holdings	6,300	103,386
Achilles	155	1,314
Ad-sol Nissin	2,800	25,567
Adtec Plasma Technology	2,000	22,582
Advantest	13,200	1,821,688
Airtrip	4,900	21,304
Akatsuki	2,700	46,779
Alps Alpine	26,800	363,488
Anest Iwata	7,200	73,510
Arisawa Manufacturing	3,500	51,341
Astellas Pharma	89,000	1,450,862
Avant Group	2,000	16,369
Axell	1,200	8,307

Schedules of investments
Optimum International Fund
	Number of shares	Value (US $)
Common StocksΔ (continued)
Japan (continued)
Bank of Saga	2,500	$ 75,271
Base	1,400	28,273
BIPROGY	6,700	197,213
BML	3,400	88,122
Brother Industries	7,600	140,699
Buffalo	3,400	51,795
Business Brain Showa-Ota	5,400	31,901
Business Engineering	5,500	41,506
Computer Engineering & Consulting	4,100	50,693
Daihatsu Infinearth MFG	2,300	30,737
Daiichi Sankyo	73,900	1,322,120
Daikyonishikawa	5,200	27,574
Daiwa Industries	2,000	24,723
Digital Hearts Holdings	3,500	18,731
Doshisha	3,300	70,018
Double Standard	2,300	20,034
Eisai	102,600	3,212,080
Elecom	23,100	236,596
en	24,100	173,812
ENEOS Holdings	144,300	1,300,162
Enomoto	1,400	25,588
Fabrica Holdings	2,500	33,094
Fujitsu	33,510	685,302
Furukawa Electric	4,300	825,515
Hennge	12,500	73,508
Hirata	3,000	46,708
Hokko Chemical Industry	2,300	25,238
Hoya	1,400	242,705
Ichiken	6,200	101,032
Ichikoh Industries	9,200	29,017
ID Holdings	6,000	35,869
Iriso Electronics	2,500	51,510
Iseki & Co.	3,800	37,936
Itfor	8,900	93,806
JAC Recruitment	21,439	115,988
Japan Exchange Group	108,000	1,261,222
Japan Medical Dynamic Marketing	14,400	49,379
Japan Post Bank	164,800	2,687,925
Japan Post Holdings	200,900	2,319,684
Japan Pulp & Paper	4,900	32,507
Japan System Techniques	7,771	99,100
JK Holdings	3,600	32,644
Kanamoto	3,900	108,723
Keyence	12,700	4,520,024
Kita-Nippon Bank	2,200	64,166
Kitz	8,000	92,070
KNT-CT Holdings †	5,100	54,802
Koa	6,500	61,356
	Number of shares	Value (US $)
Common StocksΔ (continued)
Japan (continued)
Kobe Steel	21,100	$ 256,073
KPP Group Holdings	17,300	97,447
LIFULL	13,500	16,510
Marubun	4,100	29,308
Marufuji Sheet Piling	3,500	22,623
Marvelous	9,000	26,040
Maxell	9,300	123,516
Mazda Motor	69,000	471,946
Miroku Jyoho Service	14,900	164,761
Mitani Sangyo	10,400	48,043
Mitsubishi Materials	6,900	217,437
Mitsubishi Research Institute	6,400	190,300
Mitsubishi UFJ Financial Group	122,300	2,071,020
MIXI	19,200	309,043
Mizuho Financial Group	99,000	4,007,893
Money Forward †	102,200	2,278,018
MonotaRO	257,700	2,793,344
Moriroku	4,500	68,547
Morita Holdings	2,400	41,399
Nachi-Fujikoshi	2,400	69,265
NEOJAPAN	3,500	35,271
NGK	15,800	407,208
Nihon M&A Center Holdings	811,700	3,286,704
Nintendo	52,700	3,008,413
Nippon Light Metal Holdings	3,100	55,798
Nippon Paint Holdings	672,600	4,217,568
Nippon Shinyaku	5,400	177,642
Nisso Holdings	8,800	34,241
Nitto Seiko	6,000	29,034
Ogaki Kyoritsu Bank	1,300	51,384
Okinawa Financial Group	3,700	125,413
Ono Pharmaceutical	32,400	520,020
Optex Group	1,500	25,362
Optim †	3,900	10,398
Oro	1,600	19,086
Osaki Electric	12,200	134,066
PR Times	2,200	28,522
Recruit Holdings	158,200	6,892,769
Rheon Automatic Machinery	4,500	41,842
Ricoh	109,900	929,040
Ryobi	1,700	26,562
Sakai Chemical Industry	1,300	28,973
Sanko Gosei	4,500	24,674
Sekisui Kasei	7,100	19,825
SEMITEC	1,800	25,867
SERAKU	1,100	9,855
Shibuya	1,600	34,576
Shikoku Bank	4,500	65,601
Shimano	38,500	4,019,510
Shimizu Bank	1,600	25,311

	Number of shares	Value (US $)
Common StocksΔ (continued)
Japan (continued)
Shindengen Electric Manufacturing	1,400	$ 27,385
Shionogi & Co.	14,400	318,542
SMC	13,000	5,112,878
SMK	1,300	24,324
Sodick	12,100	95,488
SoftBank Group	192,100	4,677,587
Softcreate Holdings	2,100	25,383
Sojitz	14,800	586,034
Sony Financial Group	2,327,000	2,131,658
Sony Group	400,700	8,351,685
Startia Holdings	1,700	29,094
Sumitomo	15,400	576,254
Sumitomo Electric Industries	9,800	556,837
Sumitomo Metal Mining	19,300	1,123,322
Sumitomo Mitsui Financial Group	129,400	4,254,714
Sumitomo Mitsui Trust Group	212,900	6,782,279
Suzuki	1,300	22,439
Sysmex	81,100	707,264
System Support Holdings	2,800	19,493
Taiho Kogyo	4,600	30,436
Taiko Bank	2,400	35,720
Taoka Chemical	3,300	19,727
TDK	14,100	183,163
Technoflex	2,000	31,647
Teikoku	1,600	28,670
Tocalo	10,600	173,228
Tochigi Bank	15,400	86,827
Tokyo Electron	37,300	9,267,221
Toli	12,100	51,359
Topy Industries	3,000	56,385
Towa Bank	3,900	25,143
Toyo Kanetsu	5,800	102,264
Toyota Tsusho	7,300	282,924
Trend Micro	37,700	1,256,789
Tsubakimoto Chain	13,800	205,092
Ubicom Holdings	4,200	25,029
Uchida Yoko	3,000	37,821
Unicharm	525,600	3,081,634
Unipres	11,000	92,666
V Technology	3,800	103,184
Vector	7,200	56,844
Yokogawa Electric	8,200	253,411
Yokowo	3,600	68,899
Yushin	6,700	28,270
Zenrin	7,200	45,510
ZIGExN	29,300	76,850
		113,697,416
	Number of shares	Value (US $)
Common StocksΔ (continued)
Kazakhstan — 0.29%
Kaspi.KZ JSC ADR †	41,275	$ 3,057,239
		3,057,239
Malaysia — 0.09%
Hap Seng Plantations Holdings	3,151	1,852
Lingkaran Trans Kota Holdings =, †	42,600	39
Petronas Dagangan	28,700	155,191
SD Guthrie	552,200	825,095
Ta Ann Holdings	2,931	3,934
		986,111
Mexico — 0.11%
Fresnillo	26,296	1,165,597
		1,165,597
Monaco — 0.03%
Costamare	20,632	348,681
		348,681
Netherlands — 5.77%
ABN AMRO Bank CVA	190,169	6,028,511
Adyen †	4,303	4,306,659
ASML Holding	7,492	9,962,537
ASML Holding	7,711	10,184,920
BE Semiconductor Industries	6,406	1,372,126
HAL Trust	349	70,473
Heineken	3,467	266,676
Heineken Holding	7,081	503,928
IMCD	54,008	5,651,719
ING Groep	131,603	3,415,977
Koninklijke Ahold Delhaize	183,738	8,556,531
Koninklijke Philips	120,545	3,297,175
Magnum Ice Cream †	153,524	2,253,537
NN Group	49,301	3,850,207
SBM Offshore	6,913	275,675
TKH Group CVA	872	37,497
		60,034,148
Norway — 0.74%
DOF Group	25,594	368,613
MPC Container Ships	28,277	67,277
Norsk Hydro	328,192	3,498,000
Salmar	51,161	2,985,259
Var Energi	156,327	804,814
		7,723,963
Panama — 0.31%
Copa Holdings Class A	28,459	3,233,227
		3,233,227
Peru — 0.82%
Cia de Minas Buenaventura ADR	59,145	2,131,586

Schedules of investments
Optimum International Fund
	Number of shares	Value (US $)
Common StocksΔ (continued)
Peru (continued)
Credicorp	18,186	$ 6,168,328
Intercorp Financial Services	3,661	183,782
		8,483,696
Philippines — 0.01%
Ginebra San Miguel	31,190	141,497
		141,497
Poland — 1.71%
Asseco Poland	3,648	168,075
Bank Polska Kasa Opieki	34,628	2,051,849
CD Projekt	20,292	1,305,580
KGHM Polska Miedz †	33,191	2,424,933
ORLEN	207,952	7,534,989
PGE Polska Grupa Energetyczna †	494,362	1,402,304
Polimex-Mostostal †	54,595	112,649
Powszechny Zaklad Ubezpieczen	88,044	1,532,581
Tauron Polska Energia †	109,198	302,921
Unimot	192	7,437
Warsaw Stock Exchange	12,650	243,649
XTB	25,899	662,534
		17,749,501
Portugal — 0.13%
Galp Energia	26,742	641,209
Jeronimo Martins	27,743	663,373
		1,304,582
Russia — 0.00%
GMK Norilskiy Nickel PJSC =, †	1,009,500	0
GMK Norilskiy Nickel PJSC ADR =, †	4	0
		0
Singapore — 1.61%
CNMC Goldmine Holdings	174,700	203,044
CSE Global	322,000	301,052
Delfi	64,800	47,754
Hafnia	4,045	31,266
Samudera Shipping Line	237,400	189,778
Sea ADR †	43,778	3,625,256
Singapore Exchange	221,097	3,372,865
Singapore Telecommunications	441,200	1,695,207
United Overseas Bank	251,900	7,210,829
UOB-Kay Hian Holdings	26,500	70,617
		16,747,668
South Africa — 1.43%
Discovery	595,193	8,733,777
FirstRand	153,903	787,877
	Number of shares	Value (US $)
Common StocksΔ (continued)
South Africa (continued)
Gold Fields	20,769	$ 954,379
Harmony Gold Mining ADR	28,818	442,933
Kumba Iron Ore	6,220	117,373
Sasol †	94,884	1,251,538
Sibanye Stillwater	294,377	903,582
Sibanye Stillwater ADR	114,755	1,413,781
Super Group	77,952	78,499
Vodacom Group	23,799	202,980
		14,886,719
South Korea — 5.75%
Ace Bed	1,268	27,401
AJ Networks	21,121	71,720
APR	2,230	508,818
BNK Financial Group	55,107	668,324
CJ Logistics	1,277	89,297
DIT	4,456	56,440
DNF †	4,355	54,307
Dongkuk Holdings †	8,958	58,139
Eugene Technology	3,281	249,642
Exem	20,232	23,758
Hana Financial Group	56,438	4,114,154
Hana Tour Service	2,995	80,492
JB Financial Group	22,329	458,185
KB Financial Group	18,646	1,830,486
KG Chemical †	7,227	23,543
Korea Electric Power	26,843	763,156
Korean Reinsurance	1,886	15,330
LG Electronics	34,888	2,529,377
LG HelloVision †	10,906	15,997
LG Innotek	6,596	1,330,476
LOT Vacuum †	3,978	31,906
LOTTE Himart †	3,889	20,188
LX Hausys †	1,640	30,321
MegaStudyEdu	2,610	84,265
Namuga	2,527	27,569
NAVER	627	85,365
NCSoft	1,283	193,767
Neowiz †	1,294	20,893
PSK	1,710	94,942
Sambo Corrugated Board	807	5,026
Samchully	1,030	95,557
Samsung Electronics	282,521	33,044,049
SeAH Holdings	268	26,666
Seoul Semiconductor †	6,520	38,719
Shinhan Financial Group	27,704	1,651,196
SK	2,040	419,411
SK Hynix	15,696	8,905,363
TES	3,012	116,409

	Number of shares	Value (US $)
Common StocksΔ (continued)
South Korea (continued)
Union Semiconductor Equipment & Materials	7,630	$ 44,342
Vieworks	3,337	60,914
WiSoL	9,881	40,256
WONIK IPS	608	45,239
Woori Financial Group	82,927	1,817,915
		59,869,320
Spain — 2.11%
Banco Bilbao Vizcaya Argentaria	498,895	10,775,917
CaixaBank	535,224	6,416,083
Elecnor	787	30,810
Endesa	41,908	1,747,692
Logista Integral	5,763	215,671
Repsol	98,700	2,778,254
		21,964,427
Sweden — 2.43%
Atlas Copco Class B	373,640	5,840,839
Boliden †	2,164	113,441
Careium †	276	573
MIPS	41,887	1,027,814
Paradox Interactive	4	52
Sandvik	63,179	2,428,718
Skandinaviska Enskilda Banken Class A	307,071	5,674,334
Tele2 Class B	88,218	1,825,891
Telefonaktiebolaget LM Ericsson Class B	72,782	829,732
Telefonaktiebolaget LM Ericsson ADR	636,954	7,178,472
Telia	81,454	417,311
		25,337,177
Switzerland — 4.87%
ABB	151,685	12,333,199
Cie Financiere Richemont Class A	21,611	3,815,771
Galderma Group	9,728	1,911,881
Logitech International	62,350	5,790,104
Novartis	117,181	17,986,631
Sandoz Group	96,056	7,526,073
Schindler Holding	1,460	480,913
Temenos	4,720	413,691
Zehnder Group	4,550	383,380
		50,641,643
Taiwan — 9.30%
ADATA Technology	26,000	288,468
Anpec Electronics	19,000	128,974
Arcadyan Technology	207,000	1,003,725
	Number of shares	Value (US $)
Common StocksΔ (continued)
Taiwan (continued)
Asustek Computer	226,000	$ 3,969,309
Chin Hsin Environ Engineering	12,000	29,315
China Airlines	1,004,000	569,290
ChipMOS Technologies	1,161,000	2,030,096
Chroma ATE	15,000	719,767
Chunghwa Telecom ADR	718	30,328
Delta Electronics	76,000	3,426,868
Elan Microelectronics	46,000	179,262
Ennoconn	25,000	216,878
Evergreen Marine Taiwan	458,000	2,889,044
Everlight Electronics	12,000	25,357
Hon Precision	8,000	885,170
International Games System	52,000	1,242,124
ITE Technology	136,000	497,506
Kinsus Interconnect Technology	45,000	463,413
MediaTek	262,000	12,566,876
MPI	5,000	589,108
Novatek Microelectronics	104,000	1,255,467
Nuvoton Technology	28,000	80,872
Pegatron	239,000	579,465
Phison Electronics	40,000	1,989,379
Radiant Opto-Electronics	11,000	31,822
Realtek Semiconductor	157,000	2,387,792
Silicon Motion Technology ADR	2,181	244,904
Sitronix Technology	20,000	122,439
Sonix Technology	20,000	23,829
Taiwan Puritic	6,201	98,958
Taiwan Semiconductor Manufacturing	970,000	56,099,489
Winbond Electronics	125,000	379,524
Wowprime	23,000	164,388
Zhen Ding Technology Holding	228,000	1,523,691
		96,732,897
Thailand — 1.25%
Bangkok Bank NVDR	728,500	3,713,352
Betagro NVDR	183,000	136,517
Delta Electronics NVDR	17,100	138,886
Digital Telecommunications Infrastructure Fund	49,800	14,421
Eastern Polymer Group NVDR	316,800	31,187
IRPC NVDR	1,746,500	105,521
KCG NVDR	89,000	25,637
Krung Thai Bank NVDR	599,700	641,324
Minor International NVDR	430,900	287,218
PTT Exploration & Production NVDR	1,561,400	7,522,846
Star Petroleum Refining NVDR	264,800	56,386
Stecon Group NVDR	992,000	351,566

Schedules of investments
Optimum International Fund
	Number of shares	Value (US $)
Common StocksΔ (continued)
Thailand (continued)
Susco NVDR	219,300	$ 14,097
		13,038,958
Türkiye — 0.01%
Torunlar Gayrimenkul Yatirim Ortakligi	67,491	130,185
		130,185
United Arab Emirates — 1.23%
Abu Dhabi Commercial Bank PJSC	354,175	1,209,225
Abu Dhabi National Oil for Distribution PJSC	227,844	236,437
Air Arabia PJSC	40,391	44,753
Dubai Investments PJSC	34,308	35,868
Dubai Islamic Bank PJSC	395,091	801,417
Emaar Development PJSC	193,095	730,940
Emaar Properties PJSC	1,413,426	4,625,349
Emirates NBD Bank PJSC	344,711	2,597,021
Emirates Telecommunications Group PJSC	31,347	161,888
First Abu Dhabi Bank PJSC	439,515	2,085,422
NMDC Energy	387,398	242,227
Orascom Construction	1,344	11,861
		12,782,408
United Kingdom — 1.74%
AngloGold Ashanti	22,984	2,237,722
AstraZeneca	17,919	3,533,985
Barclays ADR	168,009	3,555,070
Central Asia Metals	10,135	21,916
Centrica	142,103	402,356
Coca-Cola Europacific Partners	8,175	741,227
Costain Group	9,855	23,662
Gem Diamonds †	5,047	241
Greggs	19	386
Investec	289,188	2,215,973
NatWest Group	58,650	434,476
Unilever	89,579	4,917,833
		18,084,847
United States — 4.23%
BP ADR	155,377	7,302,719
GSK ADR	155,589	8,586,957
Roche Holding	61,994	24,741,238
Spotify Technology †	6,088	2,952,132
Tenaris	13,622	398,202
	Number of shares	Value (US $)
Common StocksΔ (continued)
United States (continued)
Titan	1,467	$ 76,845
		44,058,093
Total Common Stocks (cost $874,873,105)		1,026,663,006

Preferred Stock — 0.06%Δ
Brazil — 0.06%
Usinas Siderurgicas de Minas Gerais Class A †	476,200	621,468
Total Preferred Stock (cost $655,091)		621,468

Exchange-Traded Funds — 0.28%
iShares MSCI Canada ETF	3,380	185,190
iShares MSCI EAFE ETF	18,705	1,816,817
iShares MSCI Emerging Markets ETF	16,000	908,640
Total Exchange-Traded Funds (cost $3,081,165)		2,910,647

Rights — 0.00%Δ
Malaysia — 0.00%
YTL †	48,900	2,294
YTL Power International †	52,326	7,108
Total Rights (cost $0)		9,402

Warrants — 0.00%Δ
Canada — 0.00%
Constellation Software =, †	2,870	0
Total Warrants (cost $0)		0

Short-Term Investments — 0.49%
Money Market Mutual Funds — 0.49%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.55%)	1,274,396	1,274,396
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.53%)	1,274,396	1,274,396

	Number ofshares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.59%)	1,274,397	$ 1,274,397
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.57%)	1,274,397	1,274,397
Total Short-Term Investments (cost $5,097,586)		5,097,586

Total Value of Securities—99.50% (cost $883,706,947)		1,035,302,109
Receivables and Other Assets Net of Liabilities — 0.50%		5,225,843
Net Assets Applicable to 66,727,553 Shares Outstanding — 100.00%		$1,040,527,952
Δ	Securities have been classified by country of risk.
†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
π	Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At March 31, 2026, the aggregate value of restricted securities was $70,938, which represented 0.01% of the Fund’s net assets. See Note 10 in “Notes to financial statements” and the table to the right for additional details on restricted securities.
Restricted Securities
Investments	Date of Acquisition	Cost	Value
Acevector Limited	5/7/14	$999,482	$53,297
Acevector Limited Series G	10/29/14	396,443	17,641
Total		$1,395,925	$70,938
Summary of abbreviations:
ADR – American Depositary Receipt
CVA – Certified Dutch Certificate
EAFE – Europe, Australasia, and Far East
ETF – Exchange-Traded Fund
JSC – Joint Stock Company
MSCI – Morgan Stanley Capital International
NVDR – Non-Voting Depositary Receipt
PJSC – Private Joint Stock Company
See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Optimum Large Cap Growth Fund
March 31, 2026
	Number of shares	Value (US $)
Common Stocks — 99.54%♣
Communication Services — 13.31%
Alphabet Class A	254,219	$ 73,103,216
Alphabet Class C	214,473	61,523,725
Iridium Communications	24,357	675,663
Meta Platforms Class A	91,128	52,137,063
Netflix †	297,045	28,560,877
Reddit Class A †	7,073	952,379
ROBLOX Class A †	7,695	435,229
Roku †	8,037	760,461
Spotify Technology †	15,200	7,370,632
		225,519,245
Consumer Discretionary — 10.48%
Amazon.com †	368,615	76,771,446
Booking Holdings	3,969	16,710,760
Carnival	101,509	2,627,053
Chipotle Mexican Grill †	75,258	2,409,009
Deckers Outdoor †	6,142	614,753
Domino's Pizza	18,403	6,602,812
Expedia Group	4,782	1,104,116
H&R Block	43,993	1,396,338
Magic Leap Class A =, †	2,058	25,258
Ralph Lauren	10,257	3,528,305
Tapestry	25,675	3,622,999
Tesla †	131,209	48,776,946
Tractor Supply	41,194	1,866,088
Travel + Leisure	51,533	3,565,568
Viking Holdings †	42,662	3,134,804
Wingstop	30,717	4,760,213
		177,516,468
Consumer Staples — 1.89%
Costco Wholesale	22,032	21,953,346
Sprouts Farmers Market †	13,484	1,040,021
Sysco	127,228	9,075,173
		32,068,540
Energy — 1.25%
Cheniere Energy	15,247	4,326,489
EOG Resources	16,929	2,447,425
HF Sinclair	7,278	454,074
Phillips 66	66,599	12,133,006
Williams	24,333	1,770,956
		21,131,950
Financials — 6.77%
Ameriprise Financial	11,818	5,251,919
Arthur J Gallagher & Co.	6,682	1,447,188
Bank of America	107,880	5,259,150
Hamilton Lane Class A	84,330	8,382,402
Interactive Brokers Group Class A	127,579	8,556,723
Lazard	90,645	3,850,600
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Financials (continued)
Mastercard Class A	59,650	$ 29,804,719
Moody's	9,949	4,340,251
Morningstar	91,290	15,432,574
MSCI	3,860	2,080,579
NU Holdings Class A †	556,727	8,000,167
Popular	71,080	9,536,804
SLM	39,385	843,233
TPG	45,322	1,835,994
Tradeweb Markets Class A	21,823	2,567,694
Visa Class A	24,878	7,519,127
		114,709,124
Healthcare — 8.46%
AbbVie	92,198	20,052,143
Alnylam Pharmaceuticals †	25,482	8,431,229
Amgen	1,261	443,683
Ascendis Pharma ADR †	22,650	5,180,735
Bristol-Myers Squibb	124,906	7,575,549
Caris Life Sciences †	201,210	3,597,635
Eli Lilly & Co.	42,480	39,071,830
Exelixis †	315,726	13,541,488
Halozyme Therapeutics †	6,910	446,593
HCA Healthcare	5,137	2,431,034
IDEXX Laboratories †	11,896	6,684,243
Incyte †	54,664	5,144,976
Inspire Medical Systems †	15,523	800,676
Insulet †	24,773	5,198,366
Intuitive Surgical †	29,813	13,743,495
Regeneron Pharmaceuticals	7,675	5,930,012
Vertex Pharmaceuticals †	11,455	5,115,116
		143,388,803
Industrials — 7.04%
Acuity	15,394	4,313,707
Advanced Drainage Systems	33,378	4,577,125
Cintas	50,484	8,538,864
Comfort Systems USA	894	1,232,817
Donaldson	35,089	2,978,003
ExlService Holdings †	96,568	2,940,496
GE Vernova	6,641	5,796,929
General Electric	28,435	8,069,000
HEICO	6,645	1,822,059
HEICO Class A	19,516	4,119,632
Howmet Aerospace	80,092	18,458,002
Johnson Controls International	31,445	4,117,723
Lockheed Martin	7,249	4,381,223
Lyft Class A †	276,155	3,672,862
Nordson	7,349	1,955,275
Planet Labs PBC †	138,887	3,881,892
Rockwell Automation	5,213	1,870,841
Rolls-Royce Holdings	118,591	1,801,685

	Number of shares	Value (US $)
Common Stocks♣ (continued)
Industrials (continued)
StandardAero †	59,688	$ 1,541,741
Trane Technologies	32,975	13,742,001
Vertiv Holdings Class A	52,376	13,124,378
Westinghouse Air Brake Technologies	25,768	6,439,681
		119,375,936
Information Technology — 49.08%
Advanced Micro Devices †	25,261	5,138,845
Amphenol Class A	192,080	24,269,308
Analog Devices	34,794	11,069,363
Apple	699,218	177,454,536
Applied Materials	55,948	19,122,467
AppLovin Class A †	3,755	1,494,490
Arista Networks †	86,885	10,667,740
ASML Holding	7,816	10,393,378
Autodesk †	8,063	1,930,282
Broadcom	216,149	66,900,277
Cadence Design Systems †	23,208	6,448,807
Ciena †	8,986	3,488,635
Cloudflare Class A †	54,654	11,277,306
Datadog Class A †	56,277	6,643,500
Dell Technologies Class C	17,613	2,890,822
Docusign †	37,248	1,765,928
Dynatrace †	60,709	2,245,019
Fair Isaac †	4,553	4,860,510
KLA	2,508	3,692,804
Lam Research	52,717	11,263,514
Marvell Technology	80,138	7,937,669
Microsoft	326,980	121,038,187
NetApp	33,528	3,432,932
NVIDIA	1,409,065	245,740,936
Okta †	26,793	2,108,877
Oracle	102,049	15,012,428
Palantir Technologies Class A †	121,638	17,793,207
Pegasystems	114,456	4,871,247
ServiceNow †	14,438	1,509,493
Snowflake Class A †	36,568	5,515,186
Super Micro Computer †	39,499	899,392
Synopsys †	14,600	5,788,608
Teradata †	80,037	2,051,348
Texas Instruments	47,494	9,220,485
Zscaler †	41,617	5,838,449
		831,775,975
Materials — 0.88%
AngloGold Ashanti	38,224	3,721,489
Ecolab	24,841	6,608,203
Southern Copper	26,854	4,620,499
		14,950,191
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Utilities — 0.38%
Constellation Energy	4,680	$ 1,306,890
NRG Energy	32,439	4,740,635
Vistra	2,617	393,414
		6,440,939
Total Common Stocks (cost $1,054,737,935)		1,686,877,171

Exchange-Traded Fund — 0.07%
iShares Russell 1000 Growth ETF	2,665	1,136,356
Total Exchange-Traded Fund (cost $1,188,076)		1,136,356

Rights — 0.00%♣
Healthcare — 0.00%
ABIOMED =, †	15,699	16,013
Total Rights (cost $0)		16,013

Short-Term Investments — 0.40%
Money Market Mutual Funds — 0.40%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.55%)	1,706,189	1,706,189
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.53%)	1,706,190	1,706,190
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.59%)	1,706,190	1,706,190
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.57%)	1,706,189	1,706,189
Total Short-Term Investments (cost $6,824,758)		6,824,758

Total Value of Securities—100.01% (cost $1,062,750,769)		1,694,854,298
Liabilities Net of Receivables and Other Assets—(0.01%)		(222,424)
Net Assets Applicable to 74,816,967 Shares Outstanding—100.00%		$1,694,631,874

Schedules of investments
Optimum Large Cap Growth Fund
♣	Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
Summary of abbreviations:
ADR – American Depositary Receipt
ETF – Exchange-Traded Fund
GE – General Electric
MSCI – Morgan Stanley Capital International
PBC – Public Benefit Corporation
See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Optimum Large Cap Value Fund
March 31, 2026
	Number of shares	Value (US $)
Common Stocks — 98.63%♣
Communication Services — 4.84%
Alphabet Class A	114,568	$ 32,945,174
Comcast Class A	215,552	6,188,498
Fox Class A	173,877	10,154,417
Meta Platforms Class A	20,709	11,848,240
Verizon Communications	179,539	9,012,858
Walt Disney	153,131	14,758,766
		84,907,953
Consumer Discretionary — 5.80%
Amazon.com †	107,512	22,391,524
Darden Restaurants	49,046	9,614,978
General Motors	143,333	10,678,309
Lowe's	124,474	29,410,717
Marriott International Class A	43,321	14,168,999
TJX	97,543	15,577,617
		101,842,144
Consumer Staples — 4.22%
Coca-Cola Europacific Partners	48,468	4,394,594
Diageo	106,165	1,974,373
Kenvue	121,543	2,095,401
Kimberly-Clark	65,345	6,303,832
Mondelez International Class A	180,346	10,395,144
Nestle	53,981	5,295,053
PepsiCo	147,849	22,959,471
Philip Morris International	39,861	6,590,618
Procter & Gamble	65,104	9,403,622
Reckitt Benckiser Group	69,547	4,676,364
		74,088,472
Energy — 7.75%
Chevron	70,629	14,613,140
ConocoPhillips	256,859	33,905,388
EOG Resources	122,660	17,732,956
Expand Energy	57,606	6,323,987
Exxon Mobil	296,615	50,323,701
SLB	253,409	13,022,688
		135,921,860
Financials — 24.29%
American Express	80,130	24,237,722
Aon Class A	41,677	13,452,502
Ares Management Class A	29,037	3,167,937
Bank of America	360,645	17,581,444
Berkshire Hathaway Class B †	33,241	15,929,087
Blackrock	30,577	29,406,207
Chubb	48,110	15,680,492
Citigroup	133,096	15,094,417
Goldman Sachs Group	17,078	14,447,817
Hartford Insurance Group	112,343	15,192,144
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Financials (continued)
Intercontinental Exchange	85,268	$ 13,410,951
JPMorgan Chase & Co.	248,367	73,059,637
KKR & Co.	111,265	10,292,013
Marsh & McLennan	83,464	14,476,831
Morgan Stanley	124,185	20,437,125
Nasdaq	195,061	16,558,728
PNC Financial Services Group	58,080	12,085,867
Progressive	126,088	24,995,685
Prudential Financial	40,780	3,983,798
S&P Global	18,961	8,064,872
State Street	44,444	5,624,833
Travelers	100,679	29,366,051
Truist Financial	74,480	3,423,846
Wells Fargo & Co.	330,622	26,320,817
		426,290,823
Healthcare — 13.39%
Abbott Laboratories	265,696	27,279,008
AbbVie	100,195	21,791,410
Amgen	24,415	8,590,418
Becton, Dickinson and Co.	43,821	6,889,976
Boston Scientific †	188,239	11,811,997
Cencora	34,822	10,938,983
Cigna Group	88,657	23,649,255
Elevance Health	23,981	7,020,438
Gilead Sciences	112,837	15,726,093
Humana	26,677	4,625,525
Johnson & Johnson	106,465	26,024,305
McKesson	27,052	23,409,719
Medline Class A †	46,401	2,064,844
Merck & Co.	143,106	17,214,221
Pfizer	259,358	7,282,773
Thermo Fisher Scientific	22,301	10,961,610
UnitedHealth Group	36,032	9,749,899
		235,030,474
Industrials — 17.33%
Boeing †	141,132	28,089,502
Carrier Global	150,488	8,473,979
Caterpillar	9,314	6,598,596
CSX	348,443	14,303,585
Delta Air Lines	192,729	12,812,624
Eaton	25,139	8,991,466
Equifax	47,028	8,468,332
GE Vernova	10,939	9,548,653
General Dynamics	50,739	17,414,640
Honeywell International	70,482	15,931,046
Illinois Tool Works	34,624	9,012,281
Northrop Grumman	16,858	11,501,202
Otis Worldwide	158,822	12,242,000
Owens Corning	54,730	5,922,881

Schedules of investments
Optimum Large Cap Value Fund
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Industrials (continued)
PACCAR	93,751	$ 10,828,241
Parker-Hannifin	23,289	20,849,244
Quanta Services	26,039	14,295,932
Rockwell Automation	34,155	12,257,546
RTX	238,029	45,915,794
Textron	101,598	8,895,921
Trane Technologies	5,915	2,465,017
Union Pacific	60,856	14,764,883
WW Grainger	4,267	4,654,486
		304,237,851
Information Technology — 8.88%
Accenture Class A	58,841	11,667,582
Analog Devices	57,408	18,263,781
Broadcom	30,905	9,565,406
Cisco Systems	245,843	19,074,958
KLA	11,236	16,543,999
Micron Technology	50,764	17,150,110
Microsoft	41,134	15,226,573
Motorola Solutions	25,139	10,909,572
NXP Semiconductors	57,251	11,270,432
ON Semiconductor †	61,043	3,779,783
Oracle	15,363	2,260,051
Qnity Electronics	50,583	5,836,266
Salesforce	23,173	4,325,704
Texas Instruments	51,643	10,025,972
		155,900,189
Materials — 3.47%
CRH	76,884	8,082,046
DuPont de Nemours	101,167	4,633,449
Freeport-McMoRan	188,376	11,072,741
Linde	41,161	20,405,977
Martin Marietta Materials	22,824	13,436,032
Sherwin-Williams	10,099	3,237,235
		60,867,480
Real Estate — 2.72%
American Tower	44,831	7,736,934
Equity LifeStyle Properties	69,682	4,349,550
Prologis	193,773	25,612,915
Public Storage	37,235	10,086,217
		47,785,616
Utilities — 5.94%
American Electric Power	34,712	4,550,049
Dominion Energy	249,356	15,415,188
Duke Energy	224,339	29,374,949
NextEra Energy	209,898	19,495,326
PG&E	607,870	10,680,276
Southern	134,199	12,952,887
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Utilities (continued)
Xcel Energy	148,431	$ 11,791,359
		104,260,034
Total Common Stocks (cost $1,205,461,378)		1,731,132,896

Short-Term Investments — 1.38%
Money Market Mutual Funds — 1.38%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.55%)	6,070,749	6,070,749
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.53%)	6,070,750	6,070,750
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.59%)	6,070,750	6,070,750
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.57%)	6,070,750	6,070,750
Total Short-Term Investments (cost $24,282,999)		24,282,999

Total Value of Securities—100.01% (cost $1,229,744,377)		1,755,415,895
Liabilities Net of Receivables and Other Assets—(0.01%)		(192,449)
Net Assets Applicable to 88,465,031 Shares Outstanding—100.00%		$1,755,223,446
♣	Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
†	Non-income producing security.
Summary of abbreviations:
GE – General Electric
S&P – Standard & Poor’s Financial Services LLC
See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Optimum Small-Mid Cap Growth Fund
March 31, 2026
	Number of shares	Value (US $)
Common Stocks — 98.45%♣
Communication Services — 0.93%
AST SpaceMobile †	37,743	$ 3,127,762
Lionsgate Studios †	186,054	1,784,258
Roku †	22,639	2,142,102
		7,054,122
Consumer Discretionary — 12.42%
Academy Sports & Outdoors	141,150	7,967,917
Amer Sports †	111,510	3,670,909
Black Rock Coffee Bar Class A †	106,476	1,375,670
Boot Barn Holdings †	22,954	3,359,547
Burlington Stores †	13,415	4,364,973
Cava Group †	136,479	11,041,151
Champion Homes †	49,465	3,678,712
Five Below †	12,841	2,933,912
Floor & Decor Holdings Class A †	65,821	3,343,707
Garrett Motion	239,776	4,356,730
Life Time Group Holdings †	86,191	2,321,985
Modine Manufacturing †	45,142	9,782,723
National Vision Holdings †	229,930	5,955,187
Ollie's Bargain Outlet Holdings †	40,444	3,722,466
On Holding Class A †	95,536	3,250,135
Patrick Industries	43,802	4,865,088
Signet Jewelers	31,262	2,646,016
Somnigroup International	34,858	2,576,703
Tapestry	34,529	4,872,387
Valvoline †	76,078	2,562,307
Viking Holdings †	41,142	3,023,114
YETI Holdings †	69,045	2,526,357
		94,197,696
Consumer Staples — 1.85%
Celsius Holdings †	151,850	5,387,638
Performance Food Group †	37,825	3,240,090
Vita Coco †	112,862	5,407,218
		14,034,946
Energy — 3.61%
Flowco Holdings Class A	148,269	3,054,341
Gulfport Energy †	26,271	5,558,156
Matador Resources	33,314	2,104,779
Permian Resources Class A	470,501	10,031,081
TechnipFMC	95,975	6,634,752
		27,383,109
Financials — 10.02%
Coastal Financial †	45,024	3,426,326
Dave †	12,016	2,091,865
Essent Group	69,718	4,074,320
Evercore Class A	12,476	3,724,211
Figure Technology Solutions Class A †	190,824	6,478,475
FirstCash Holdings	21,039	3,955,332
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Financials (continued)
Glacier Bancorp	78,451	$ 3,504,406
Invesco	202,841	4,927,008
Palomar Holdings †	23,218	2,774,551
Rocket Class A	239,925	3,418,931
Ryan Specialty Holdings	60,281	2,033,881
Sezzle †	27,588	1,746,044
Skyward Specialty Insurance Group †	54,570	2,383,618
Stifel Financial	62,568	4,625,027
Texas Capital Bancshares †	79,194	7,513,927
Triumph Financial †	57,523	3,431,822
Virtu Financial Class A	57,171	2,514,381
WisdomTree	613,211	8,928,352
WSFS Financial	68,472	4,482,177
		76,034,654
Healthcare — 19.17%
Acadia Healthcare †	81,783	1,912,904
Adaptive Biotechnologies †	407,197	5,651,894
ADMA Biologics †	198,933	1,792,386
Alignment Healthcare †	238,139	4,196,009
Alkermes †	79,998	2,828,729
Alumis †	82,551	1,818,599
Arcutis Biotherapeutics †	98,847	2,328,835
Arrowhead Pharmaceuticals †	42,754	2,680,676
Artivion †	110,521	4,047,279
Ascendis Pharma ADR †	10,193	2,331,445
Axsome Therapeutics †	43,181	7,298,453
Azenta †	47,455	1,002,724
Biogen †	19,541	3,582,452
BioLife Solutions †	111,592	2,129,175
BioMarin Pharmaceutical †	47,411	2,678,247
Bridgebio Pharma †	72,547	5,387,340
Ceribell †	113,831	2,086,522
Cogent Biosciences †	124,240	4,781,998
Cytokinetics †	33,483	2,206,865
Denali Therapeutics †	114,524	2,198,861
Edgewise Therapeutics †	67,408	2,123,352
Elanco Animal Health †	223,021	5,336,893
Envista Holdings †	104,093	2,640,839
GeneDx Holdings †	54,597	3,506,219
Guardant Health †	43,958	4,060,400
HealthEquity †	39,039	3,262,489
Hinge Health Class A †	151,078	5,825,568
Immunome †	97,140	2,124,452
Insmed †	36,371	5,947,386
iRhythm Holdings †	21,238	2,506,509
Kiniksa Pharmaceuticals International †	53,513	2,576,651
Krystal Biotech †	10,218	2,639,514

Schedules of investments
Optimum Small-Mid Cap Growth Fund
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Healthcare (continued)
Newamsterdam Pharma †	60,861	$ 1,948,161
Ocular Therapeutix †	234,547	1,986,613
Privia Health Group †	101,857	2,095,199
Repligen †	33,083	3,897,839
Scholar Rock Holding †	47,820	2,350,831
SI-BONE †	138,247	1,746,060
Stevanato Group	156,540	2,152,425
Structure Therapeutics ADR †	76,015	3,663,923
TransMedics Group †	18,095	1,798,824
Trevi Therapeutics †	170,067	2,028,899
Twist Bioscience †	152,687	7,255,686
Vericel †	64,196	2,065,185
Viridian Therapeutics †	56,020	1,095,751
Waystar Holding †	130,360	3,142,980
Xenon Pharmaceuticals †	47,041	2,735,434
		145,455,475
Industrials — 26.87%
AAON	40,562	3,356,506
AAR †	26,668	2,919,079
Advanced Drainage Systems	25,936	3,556,604
Allegiant Travel †	76,751	6,219,901
Applied Industrial Technologies	39,090	10,371,359
Arcosa	35,186	3,734,642
Astronics †	36,972	2,467,142
Bloom Energy Class A †	25,286	3,426,000
Boise Cascade	35,351	2,681,373
Cardinal Infrastructure Group Class A †	115,907	4,596,292
CECO Environmental †	50,520	3,009,982
Comfort Systems USA	8,335	11,493,882
Construction Partners Class A †	34,284	3,809,638
Crane	11,583	1,980,693
CSW Industrials	11,474	2,989,895
Dycom Industries †	9,404	3,186,263
ESCO Technologies	18,658	5,249,802
Firefly Aerospace †	79,402	2,260,575
Flowserve	53,022	3,897,647
Forgent Power Solutions †	329,851	9,654,739
FTAI Aviation	31,680	7,761,600
FTI Consulting †	14,156	2,502,356
Generac Holdings †	14,539	2,839,903
GXO Logistics †	146,679	7,605,306
Herc Holdings	20,277	2,018,575
JBT Marel	28,247	3,611,944
KBR	79,284	2,922,408
Kirby †	73,733	9,797,641
Knight-Swift Transportation Holdings	239,507	13,790,813
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Industrials (continued)
Kratos Defense & Security Solutions †	51,651	$ 3,641,912
Legence Class A †	70,438	3,976,930
Mercury Systems †	44,496	3,244,203
Montrose Environmental Group †	88,745	1,942,628
MYR Group †	15,709	4,434,965
nVent Electric	40,212	4,756,275
QXO †	114,501	2,223,609
RB Global	19,462	1,865,433
RBC Bearings †	12,861	6,985,066
Regal Rexnord	14,770	2,765,830
Rocket Lab †	57,991	3,724,182
SPX Technologies †	29,212	5,840,647
SS&C Technologies Holdings	40,466	2,734,288
StandardAero †	69,379	1,792,060
WESCO International	18,086	4,948,691
Xometry Class A †	65,218	2,663,503
Zurn Elkay Water Solutions	58,205	2,609,912
		203,862,694
Information Technology — 21.41%
Advanced Energy Industries	19,865	6,410,634
Agilysys †	44,385	3,157,549
Akamai Technologies †	82,368	9,459,965
Allegro MicroSystems †	150,074	4,731,833
Astera Labs †	19,881	2,178,958
AvePoint †	229,804	2,185,436
Braze Class A †	95,656	2,258,438
Circle Internet Group †	62,842	5,995,755
Descartes Systems Group †	41,410	2,963,300
DigitalOcean Holdings †	96,251	8,256,411
Enphase Energy †	89,539	3,385,470
Everpure Class A †	90,069	5,317,674
Evolv Technologies Holdings †	517,614	3,131,565
FormFactor †	42,361	4,108,593
GlobalFoundries †	115,773	5,149,583
IonQ †	63,487	1,830,330
Itron †	34,957	3,133,196
JFrog †	169,852	7,971,154
Lattice Semiconductor †	86,558	8,029,120
Littelfuse	20,264	6,876,588
MACOM Technology Solutions Holdings †	62,268	13,827,855
Mirion Technologies †	150,430	2,796,494
nCino †	104,722	1,568,735
Novanta †	43,310	5,115,344
Nutanix Class A †	54,137	2,057,747
Onto Innovation †	26,815	5,498,952
Procore Technologies †	103,414	5,894,598
PTC †	20,351	2,899,814

	Number of shares	Value (US $)
Common Stocks♣ (continued)
Information Technology (continued)
Q2 Holdings †	43,722	$ 2,068,051
SentinelOne Class A †	125,407	1,615,242
Synaptics †	46,876	3,283,195
Trimble †	69,046	4,503,870
Twilio Class A †	45,605	5,738,021
Varonis Systems †	105,144	2,257,442
Viavi Solutions †	118,490	3,943,347
Zeta Global Holdings Class A †	176,355	2,807,572
		162,407,831
Materials — 2.17%
Ashland	43,582	2,423,595
Ball	65,770	3,887,665
Element Solutions	167,029	5,702,370
Steel Dynamics	24,875	4,477,500
		16,491,130
Total Common Stocks (cost $694,418,334)		746,921,657

Short-Term Investments — 2.19%
Money Market Mutual Funds — 2.19%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.55%)	4,151,310	4,151,310
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.53%)	4,151,311	4,151,311
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.59%)	4,151,310	4,151,310
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.57%)	4,151,310	4,151,310
Total Short-Term Investments (cost $16,605,241)		16,605,241

Total Value of Securities—100.64% (cost $711,023,575)		763,526,898
Liabilities Net of Receivables and Other Assets—(0.64%)		(4,886,851)
Net Assets Applicable to 52,834,042 Shares Outstanding—100.00%		$758,640,047
♣	Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
†	Non-income producing security.
Summary of abbreviations:
ADR – American Depositary Receipt
See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Optimum Small-Mid Cap Value Fund
March 31, 2026
	Number of shares	Value (US $)
Common Stocks — 98.99%♣
Communication Services — 2.80%
Angi †	88,000	$ 602,800
EchoStar Class A †	31,656	3,705,968
Fox Class A	55,500	3,241,200
Match Group	99,500	3,055,645
Nexstar Media Group	10,700	1,934,881
Shutterstock	32,900	546,469
Sirius XM Holdings	84,200	1,943,336
Taboola.com †	364,000	1,128,400
Yelp †	39,500	977,230
Ziff Davis †	40,100	1,682,596
ZoomInfo Technologies †	244,700	1,463,306
		20,281,831
Consumer Discretionary — 13.51%
Academy Sports & Outdoors	32,965	1,860,874
ADT	384,300	2,524,851
Autoliv	20,890	2,196,792
Bloomin' Brands	137,900	744,660
BorgWarner	57,300	3,109,098
Brunswick	8,900	647,564
Crocs †	21,700	1,801,534
Dauch †	93,200	552,676
Dick's Sporting Goods	44,751	8,873,676
El Pollo Loco Holdings †	69,400	961,884
Expedia Group	14,000	3,232,460
Gap	98,600	2,386,120
Garrett Motion	121,100	2,200,387
GigaCloud Technology Class A †	35,900	1,629,142
G-III Apparel Group	45,200	1,252,040
Goodyear Tire & Rubber †	110,600	733,278
H&R Block	19,900	631,626
Harley-Davidson	59,700	1,207,134
Haverty Furniture	16,700	353,706
Lear	8,300	1,004,964
Macy's	76,200	1,378,458
Mattel †	109,200	1,586,676
Mohawk Industries †	13,600	1,339,056
Penske Automotive Group	7,600	1,136,352
Perdoceo Education	46,200	1,719,102
Phinia	12,800	876,032
PulteGroup	22,400	2,634,464
PVH	23,100	1,611,456
Sally Beauty Holdings †	65,000	900,250
Signet Jewelers	13,000	1,100,320
Somnigroup International	101,923	7,534,148
Steven Madden	258,129	8,755,736
Tapestry	25,600	3,612,416
Toll Brothers	26,000	3,548,220
Travel + Leisure	35,500	2,456,245
Valvoline †	291,968	9,833,482
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Consumer Discretionary (continued)
Wyndham Hotels & Resorts	122,217	$ 9,927,687
		97,854,566
Consumer Staples — 4.00%
Albertsons Class A	206,000	3,510,240
Central Garden & Pet Class A †	56,549	1,833,319
Fresh Del Monte Produce	45,800	1,843,908
Herbalife †	112,000	1,648,640
Ingredion	23,800	2,681,308
J M Smucker	13,400	1,292,296
Maplebear †	52,900	1,981,634
Molson Coors Beverage Class B	67,600	2,910,856
Simply Good Foods †	71,200	1,021,720
US Foods Holding †	110,919	10,227,841
		28,951,762
Energy — 5.26%
Antero Resources †	156,971	6,661,849
APA	84,600	3,590,424
CNX Resources †	17,500	674,625
HF Sinclair	51,000	3,181,890
Matador Resources	69,700	4,403,646
Murphy Oil	50,600	2,087,250
Par Pacific Holdings †	30,200	1,891,728
Scorpio Tankers	14,800	1,104,968
Viper Energy Class A	163,497	7,682,724
Weatherford International	55,429	5,242,475
World Kinect	69,600	1,605,672
		38,127,251
Financials — 18.28%
Affiliated Managers Group	13,500	3,735,450
Ally Financial	49,200	1,930,116
Annaly Capital Management	52,450	1,109,317
Associated Banc-Corp	83,700	2,164,482
Banco Latinoamericano de Comercio Exterior Class E	56,300	2,875,804
Bank of NT Butterfield & Son	28,550	1,498,304
Bank OZK	41,900	1,922,791
Blue Owl Capital	62,700	693,462
Cathay General Bancorp	21,000	1,047,060
Citizens Financial Group	55,100	3,304,347
CNO Financial Group	101,700	4,175,802
Columbia Banking System	361,092	9,904,754
Corebridge Financial	26,700	637,062
Equitable Holdings	16,400	608,604
Essent Group	17,800	1,040,232
Everest Group	3,200	1,045,920
Federated Hermes	58,100	3,294,851
Fidelis Insurance Holdings	59,600	1,138,956
First BanCorp	51,400	1,097,904

	Number of shares	Value (US $)
Common Stocks♣ (continued)
Financials (continued)
First Busey	47,500	$ 1,200,325
First Horizon	159,000	3,618,840
FS KKR Capital	57,750	587,895
Hancock Whitney	21,000	1,335,390
Hanmi Financial	73,400	1,934,824
Hope Bancorp	90,500	1,010,885
Jackson Financial Class A	9,400	993,768
Lincoln National	27,700	983,350
MGIC Investment	97,200	2,551,500
New Mountain Finance	95,300	739,528
OFG Bancorp	37,600	1,521,296
Old Republic International	41,100	1,639,890
OneMain Holdings	16,500	882,585
PennyMac Mortgage Investment Trust	79,500	926,970
Pinnacle Financial Partners	143,524	12,363,157
Popular	20,300	2,723,651
PROG Holdings	48,200	1,382,858
Radian Group	77,300	2,557,084
Regional Management	26,100	841,725
Regions Financial	93,400	2,439,608
Reinsurance Group of America	4,500	918,720
Rithm Capital	131,300	1,244,724
SLM	38,500	824,285
SouthState Bank	133,859	12,384,635
Stifel Financial	123,111	9,100,365
Synchrony Financial	28,200	1,918,164
Universal Insurance Holdings	36,800	1,257,088
Unum Group	37,500	2,738,625
Victory Capital Holdings Class A	27,600	1,807,248
Voya Financial	145,936	9,970,348
Western Union	112,000	977,760
Zions Bancorp	65,800	3,791,396
		132,393,705
Healthcare — 5.69%
Baxter International	32,100	539,280
BioMarin Pharmaceutical †	16,600	937,734
DaVita †	11,300	1,736,697
Exelixis †	108,300	4,644,987
Harmony Biosciences Holdings †	87,900	2,462,079
ICON †	41,892	4,635,769
Incyte †	50,800	4,781,296
Jazz Pharmaceuticals †	31,300	5,917,265
Omnicell †	141,828	4,734,218
Organon & Co.	107,300	642,727
Rigel Pharmaceuticals †	35,000	946,400
Tenet Healthcare †	14,900	2,811,779
United Therapeutics †	2,600	1,541,748
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Healthcare (continued)
Universal Health Services Class B	16,700	$ 2,988,799
Viatris	138,100	1,865,731
		41,186,509
Industrials — 21.43%
ABM Industries	48,400	1,864,368
ACCO Brands	146,000	438,000
AGCO	21,800	2,525,966
Allison Transmission Holdings	29,700	3,476,682
Apogee Enterprises	36,200	1,214,148
Atkore	44,800	2,639,168
Boise Cascade	81,822	6,206,199
Booz Allen Hamilton Holding	19,400	1,513,782
Brink's	16,300	1,689,169
CACI International Class A †	10,302	5,602,949
CNH Industrial	88,900	977,900
Columbus McKinnon	51,500	748,295
Covenant Logistics Group	27,000	733,050
CSG Systems International	2,790	223,033
Deluxe	50,100	1,379,754
EnerSys	27,400	4,759,928
Ennis	41,500	888,930
Fortive	37,000	2,045,360
Genpact	52,400	1,951,900
Greenbrier	18,700	984,555
Griffon	18,567	1,349,449
Helios Technologies	143,882	9,310,604
Hub Group Class A	128,199	4,620,292
Huntington Ingalls Industries	3,400	1,291,660
IDEX	45,359	8,597,798
Interface	55,400	1,380,568
JBT Marel	48,956	6,260,004
Kennametal	32,600	1,177,838
Lyft Class A †	137,500	1,828,750
ManpowerGroup	18,900	556,794
Matson	8,800	1,442,672
Maximus	21,900	1,403,790
Mercury Systems †	103,670	7,558,580
MillerKnoll	102,400	1,480,704
Mueller Industries	9,500	1,052,600
NWPX Infrastructure †	12,764	993,805
Oshkosh	35,900	5,284,839
Owens Corning	19,700	2,131,934
Pitney Bowes	166,400	1,838,720
Quanex Building Products	58,948	1,059,296
Regal Rexnord	52,542	9,839,015
Ryder System	18,500	3,787,135
Science Applications International	15,500	1,471,260

Schedules of investments
Optimum Small-Mid Cap Value Fund
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Industrials (continued)
Sun Country Airlines Holdings †	86,300	$ 1,425,676
Textron	49,700	4,351,732
TransUnion	99,765	6,902,740
United Airlines Holdings †	31,500	2,900,205
WESCO International	35,710	9,770,970
Worthington Enterprises	30,200	1,574,628
XPO †	55,229	10,744,802
		155,251,996
Information Technology — 12.94%
ACM Research Class A †	16,800	661,080
Adeia	101,900	2,448,657
Amdocs	86,327	5,633,700
Amkor Technology	21,400	963,642
Arrow Electronics †	24,580	3,525,018
Avnet	31,200	1,922,544
Belden	67,610	7,763,656
Cirrus Logic †	15,100	2,183,762
Dropbox Class A †	123,100	2,796,832
Dynatrace †	59,204	2,189,364
Entegris	27,175	3,185,997
Flex †	162,573	10,642,029
Gen Digital	90,900	1,711,647
Jabil	7,400	1,965,662
LiveRamp Holdings †	58,600	1,554,072
Lumentum Holdings †	2,856	2,007,083
MKS	45,104	10,365,350
NCR Atleos †	28,200	1,228,956
NetApp	41,300	4,228,707
NetScout Systems †	51,900	1,649,901
Photronics †	82,767	3,344,614
Qorvo †	21,100	1,633,140
RingCentral Class A	79,300	2,949,167
Sandisk †	6,885	4,374,316
Sanmina †	10,100	1,309,364
Skyworks Solutions	14,400	771,120
TD SYNNEX	22,900	3,863,459
Teradata †	95,600	2,450,228
Tyler Technologies †	6,589	2,255,942
Vistance Networks †	120,400	2,191,280
		93,770,289
Materials — 7.13%
CF Industries Holdings	23,900	3,103,176
Commercial Metals	14,300	878,449
Crown Holdings	14,100	1,413,525
Eastman Chemical	16,200	1,236,384
Ingevity †	98,094	6,987,236
James Hardie Industries †	384,845	7,288,964
Koppers Holdings	30,600	1,183,608
NewMarket	4,100	2,627,895
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Materials (continued)
O-I Glass †	597,918	$ 6,284,118
Quaker Chemical	68,748	8,540,564
Reliance	21,546	6,548,260
Sonoco Products	49,100	2,655,819
Steel Dynamics	7,200	1,296,000
Westlake	13,868	1,620,060
		51,664,058
Real Estate — 5.91%
AH Realty Trust	187,900	1,033,450
American Assets Trust	68,800	1,266,608
Apple Hospitality REIT	77,300	889,723
Brixmor Property Group	370,236	10,662,797
Camden Property Trust	62,495	6,103,262
CareTrust	247,747	9,079,928
CTO Realty Growth REIT	22,700	419,723
EPR Properties	56,600	2,827,736
Getty Realty	37,600	1,195,680
Highwoods Properties	43,800	937,758
Host Hotels & Resorts	166,100	3,182,476
Industrial Logistics Properties Trust	63,789	362,321
Kite Realty Group Trust	43,400	1,065,470
Outfront Media	66,600	1,764,900
Piedmont Realty Trust †	125,225	822,728
Sabra Health Care REIT	53,800	1,034,574
Service Properties Trust	104,300	141,326
		42,790,460
Utilities — 2.04%
Avista	39,000	1,565,460
Chesapeake Utilities	75,997	9,603,741
National Fuel Gas	10,300	967,788
UGI	72,900	2,655,018
		14,792,007
Total Common Stocks (cost $680,160,793)		717,064,434

Short-Term Investments — 1.28%
Money Market Mutual Funds — 1.28%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.55%)	2,314,031	2,314,031
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.53%)	2,314,031	2,314,031
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.59%)	2,314,031	2,314,031

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.57%)	2,314,031	$ 2,314,031
Total Short-Term Investments (cost $9,256,124)		9,256,124

Total Value of Securities—100.27% (cost $689,416,917)		726,320,558
Liabilities Net of Receivables and Other Assets—(0.27%)		(1,950,044)
Net Assets Applicable to 51,782,055 Shares Outstanding—100.00%		$724,370,514

♣	Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
†	Non-income producing security.
Summary of abbreviations:
REIT – Real Estate Investment Trust
See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities
Optimum Fund Trust
March 31, 2026
	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Assets:
Investments, at value*	$3,048,613,296	$1,035,302,109	$1,694,854,298	$1,755,415,895	$763,526,898	$726,320,558
Repurchase agreements, at value**	645,800,000	—	—	—	—	—
Foreign currencies, at valueΔ	5,296,878	966,973	270	40	—	—
Cash	9,103,994	649,632	536,835	19,844	—	233,473
Cash collateral due from brokers	14,998,441	—	—	—	—	—
Receivable for securities sold	976,868,311	23,537,519	—	—	1,580,281	4,839,902
Dividends and interest receivable	17,813,729	2,733,596	269,827	1,044,727	134,176	818,119
Receivable for fund shares sold	4,199,602	1,342,924	2,848,054	2,665,338	1,359,840	1,082,915
Unrealized appreciation on forward foreign currency exchange contracts	3,803,459	—	—	—	—	—
Due from brokers	2,469,942	—	—	—	—	—
Variation margin due from brokers on futures contracts	739,044	—	—	—	—	—
Variation margin due from brokers on centrally cleared interest rate swap contracts	437,021	—	—	—	—	—
Variation margin due from brokers on centrally cleared credit default swap contracts	184,249	—	—	—	—	—
Upfront payments paid on over-the-counter credit default swap contracts	105,455	—	—	—	—	—
Prepaid expenses	52,697	30,033	44,822	42,087	31,345	29,380
Unrealized appreciation on over-the-counter credit default swap contracts	30,445	—	—	—	—	—
Swap payments receivable	4,306	—	—	—	—	—
Foreign tax reclaims receivable	—	2,370,641	7,037	328,452	—	—
Total Assets	4,730,520,869	1,066,933,427	1,698,561,143	1,759,516,383	766,632,540	733,324,347

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Liabilities:
Options written, at valueΣ	$109,714	$—	$—	$—	$—	$—
Reverse repurchase agreements, at value***	677,039	—	—	—	—	—
Payable for securities purchased	1,998,205,376	23,787,379	—	—	6,106,895	7,083,062
Cash collateral due to brokers	6,944,593	—	—	—	—	—
Payable for fund shares redeemed	4,597,006	1,503,883	2,509,855	2,735,213	1,127,576	1,118,503
Unrealized depreciation on forward foreign currency exchange contracts	1,722,687	—	—	—	—	—
Investment management fees payable to affiliates	1,156,439	644,416	831,313	984,228	475,834	481,411
Other accrued expenses	428,117	274,188	253,312	236,701	137,000	130,630
Dividend disbursing and transfer agent fees and expenses payable to affiliates	373,398	140,986	237,542	239,820	106,358	103,239
Variation margin due to brokers on centrally cleared interest rate swap contracts	230,201	—	—	—	—	—
Administration expenses payable to affiliates	117,904	44,056	71,964	73,100	33,222	32,332
Unrealized depreciation on over-the-counter credit default swap contracts	16,457	—	—	—	—	—
Accounting fees payable to affiliates	15,063	5,840	11,487	10,906	4,488	3,733
Upfront payments received on over-the-counter credit default swap contracts	13,483	—	—	—	—	—
Distribution fees payable to affiliates	6,419	2,394	9,029	8,108	1,120	923
Dividend disbursing, transfer agent and sub-transfer agent fees and expenses payable to non-affiliates	5,222	2,333	4,767	4,861	—	—
Interest expense payable	473	—	—	—	—	—
Variation margin due to brokers on centrally cleared credit default swap contracts	106	—	—	—	—	—
Total Liabilities	2,014,619,697	26,405,475	3,929,269	4,292,937	7,992,493	8,953,833
Total Net Assets	$2,715,901,172	$1,040,527,952	$1,694,631,874	$1,755,223,446	$758,640,047	$724,370,514

Statements of assets and liabilities
Optimum Fund Trust
	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Net Assets Consist of:
Paid-in capital	$3,110,055,153	$933,198,023	$881,212,469	$1,101,777,536	$680,646,125	$665,701,957
Total distributable earnings (loss)	(394,153,981)	107,329,929	813,419,405	653,445,910	77,993,922	58,668,557
Total Net Assets	$2,715,901,172	$1,040,527,952	$1,694,631,874	$1,755,223,446	$758,640,047	$724,370,514

Net Asset Value

Class A:
Net assets	$29,432,089	$10,182,395	$39,392,148	$36,620,184	$4,877,520	$4,132,459
Shares of beneficial interest outstanding, unlimited authorization, no par	3,548,754	658,143	2,080,612	1,855,517	413,622	323,903
Net asset value per share	$8.29	$15.47	$18.93	$19.74	$11.79	$12.76
Sales charge	4.50%	5.75%	5.75%	5.75%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$8.68	$16.41	$20.08	$20.94	$12.51	$13.54

Class C:
Net assets	$81,316	$203,240	$394,940	$213,975	$60,870	$29,133
Shares of beneficial interest outstanding, unlimited authorization, no par	9,214	13,228	36,158	10,897	9,056	2,815
Net asset value per share	$8.83	$15.36	$10.92	$19.64	$6.72	$10.35

Institutional Class:
Net assets	$2,686,387,767	$1,030,142,317	$1,654,844,786	$1,718,389,287	$753,701,657	$720,208,922
Shares of beneficial interest outstanding, unlimited authorization, no par	324,952,311	66,056,182	72,700,197	86,598,617	52,411,364	51,455,337
Net asset value per share	$8.27	$15.59	$22.76	$19.84	$14.38	$14.00
*Investments, at cost	$3,091,708,098	$883,706,947	$1,062,750,769	$1,229,744,377	$711,023,575	$689,416,917
**Repurchase agreements, at cost	645,800,000	—	—	—	—	—
Reverse repurchase agreements, at cost***	(683,560)	—	—	—	—	—
ΔForeign currencies, at cost	5,354,642	968,169	254	40	—	—
ΣOptions written, premium received	(84,944)	—	—	—	—	—
See accompanying notes, which are an integral part of the financial statements.

Statements of operations
Optimum Fund Trust
Year ended March 31, 2026
	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Investment Income:
Interest	$126,681,289	$—	$—	$—	$—	$—
Dividends	1,503,955	24,918,003	9,239,567	39,585,817	2,965,367	12,247,275
Foreign withholding tax claims	—	1,422,906	—	—	—	—
Foreign tax withheld	—	(3,166,184)	(24,457)	(115,600)	(8,814)	(21,088)
	128,185,244	23,174,725	9,215,110	39,470,217	2,956,553	12,226,187

Expenses:
Management fees	13,568,010	7,170,719	13,470,833	11,882,867	7,049,847	5,542,854
Distribution expenses — Class A	85,347	28,298	114,611	98,801	13,989	11,676
Distribution expenses — Class C	1,253	2,482	4,749	2,527	969	524
Dividend disbursing, transfer agent and sub-transfer agent fees and expenses	4,436,400	1,596,444	3,242,701	3,061,258	1,199,777	1,037,332
Accounting and administration expenses	1,822,706	688,535	1,361,890	1,275,931	537,403	492,805
Reports and statements to shareholders expenses	406,413	308,056	397,851	396,440	374,151	380,708
Trustees’ fees	344,175	123,633	247,412	233,150	92,456	81,675
Legal fees	203,547	69,571	150,578	139,059	52,480	44,080
Interest expense	167,967	—	—	—	—	—
Custodian fees	110,189	252,325	58,877	30,777	16,203	45,800
Registration fees	83,206	73,904	82,515	80,944	72,666	72,903
Audit and tax fees	51,573	75,916	30,843	29,417	36,728	27,896
Other	414,251	144,233	193,294	171,367	61,087	54,535
	21,695,037	10,534,116	19,356,154	17,402,538	9,507,756	7,792,788
Less expenses waived	—	—	(353,209)	—	(671,816)	(556,684)
Less expenses paid indirectly	(69,601)	(11,539)	(6,680)	(5,533)	(232)	(1)
Total operating expenses	21,625,436	10,522,577	18,996,265	17,397,005	8,835,708	7,236,103
Net Investment Income (Loss)	106,559,808	12,652,148	(9,781,155)	22,073,212	(5,879,155)	4,990,084

Statements of operations
Optimum Fund Trust
	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments[1]	$(19,798,394)	$82,820,765	$356,114,703	$208,015,057	$42,208,917	$42,140,773
Foreign currencies	3,347,766	419,795	11,143	29,599	(45)	—
Forward foreign currency exchange contracts	(13,713,973)	—	41,345	—	—	—
Futures contracts	5,977,443	—	—	—	—	—
Options purchased	(318,183)	—	—	—	—	—
Options written	2,076,454	—	—	—	—	—
Swap contracts	(275,500)	—	—	—	—	—
Net increase from payment by affiliates[2]	3,311	—	—	—	—	—
Securities sold short	(380,551)	—	—	—	—	—
Net realized gain (loss)	(23,081,627)	83,240,560	356,167,191	208,044,656	42,208,872	42,140,773

Net change in unrealized appreciation (depreciation) on:
Investments	35,415,239	71,996,116	3,010,290	5,585,592	74,648,685	5,498,387
Foreign currencies	(1,379,995)	37,861	(723)	18,347	—	—
Forward foreign currency exchange contracts	5,086,980	—	(3,905)	—	—	—
Futures contracts	(12,198,127)	—	—	—	—	—
Options purchased	473,726	—	—	—	—	—
Options written	(239,696)	—	—	—	—	—
Swap contracts	4,023,764	—	—	—	—	—
Reverse repurchase agreements	6,521	—	—	—	—	—
Net change in unrealized appreciation (depreciation)	31,188,412	72,033,977	3,005,662	5,603,939	74,648,685	5,498,387
Net Realized and Unrealized Gain (Loss)	8,106,785	155,274,537	359,172,853	213,648,595	116,857,557	47,639,160
Net Increase (Decrease) in Net Assets Resulting from Operations	$114,666,593	$167,926,685	$349,391,698	$235,721,807	$110,978,402	$52,629,244
[1]	Includes $(511,094) capital gains taxes paid for Optimum International Fund.
[2]	See Note 2 in “Notes to financial statements.”
See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Optimum Fund Trust
	Optimum Fixed Income Fund		Optimum International Fund
	Year ended		Year ended
	3/31/26	3/31/25	3/31/26	3/31/25
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$106,559,808	$109,207,363	$12,652,148	$11,206,517
Net realized gain (loss)	(23,084,938) [1]	(39,969,423) [1]	83,240,560	37,706,506
Net increase from payment by affiliates	3,311 [2]	533,452 [2]	—	—
Net change in unrealized appreciation (depreciation)	31,188,412	60,478,141	72,033,977	11,801,879
Net increase (decrease) in net assets resulting from operations	114,666,593	130,249,533	167,926,685	60,714,902

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(1,066,979)	(1,627,266)	(104,983)	(158,228)
Class C	(2,269)	(3,208)	(916)	(1,227)
Institutional Class	(100,508,511)	(100,274,653)	(13,857,179)	(12,511,412)
	(101,577,759)	(101,905,127)	(13,963,078)	(12,670,867)
Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class A	345,363	3,892,271[3]	140,015	348,671
Class C	9	—[3,4]	6,419	—
Institutional Class	468,712,980	364,932,832[3]	266,132,582	99,023,548

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,062,131	1,621,282	104,581	157,841
Class C	1,778	2,790	888	1,194
Institutional Class	100,411,616	100,200,463	13,843,839	12,501,947
	570,533,877	470,649,638	280,228,324	112,033,201
Cost of shares redeemed:
Class A	(10,786,546)	(21,805,937)	(3,301,305)	(5,676,273)
Class C	(79,735)	(183,793)	(84,511)	(35,250)
Institutional Class	(560,140,908)	(474,205,468)	(193,509,354)	(149,912,004)
	(571,007,189)	(496,195,198)	(196,895,170)	(155,623,527)
Increase (decrease) in net assets derived from capital share transactions	(473,312)	(25,545,560)	83,333,154	(43,590,326)
Net Increase in Net Assets	12,615,522	2,798,846	237,296,761	4,453,709

Net Assets:
Beginning of year	2,703,285,650	2,700,486,804	803,231,191	798,777,482
End of year	$2,715,901,172	$2,703,285,650	$1,040,527,952	$803,231,191
[1]	Excludes net increase from payment by affiliates.
[2]	See Note 2 in “Notes to financial statements.”
[3]	Amount includes capital contribution by affiliates. See Note 2 in “Notes to financial statements.”
[4]	Amount is less than $1.
See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Optimum Fund Trust
	Optimum Large Cap Growth Fund		Optimum Large Cap Value Fund
	Year ended		Year ended
	3/31/26	3/31/25	3/31/26	3/31/25
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(9,781,155)	$(9,196,544)	$22,073,212	$22,585,677
Net realized gain (loss)	356,167,191	225,234,782	208,044,656	108,165,605
Net change in unrealized appreciation (depreciation)	3,005,662	(103,625,489)	5,603,939	(25,266,998)
Net increase (decrease) in net assets resulting from operations	349,391,698	112,412,749	235,721,807	105,484,284

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(6,683,729)	(5,454,142)	(2,683,618)	(3,178,851)
Class C	(104,471)	(85,456)	(14,723)	(18,535)
Institutional Class	(252,165,327)	(168,684,873)	(138,955,835)	(121,851,099)
	(258,953,527)	(174,224,471)	(141,654,176)	(125,048,485)
Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class A	257,568	627,382	365,559	633,618
Class C	51,504	38,827	42,000	10,015
Institutional Class	227,363,210	237,989,631	303,228,354	250,028,658

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	6,664,113	5,442,508	2,655,829	3,155,456
Class C	100,653	83,038	13,407	17,403
Institutional Class	251,790,889	168,491,315	138,759,415	121,716,342
	486,227,937	412,672,701	445,064,564	375,561,492
Cost of shares redeemed:
Class A	(12,913,913)	(24,980,892)	(10,291,855)	(20,495,530)
Class C	(244,994)	(254,670)	(129,605)	(330,082)
Institutional Class	(728,764,401)	(417,961,726)	(614,375,604)	(349,527,215)
	(741,923,308)	(443,197,288)	(624,797,064)	(370,352,827)
Increase (decrease) in net assets derived from capital share transactions	(255,695,371)	(30,524,587)	(179,732,500)	5,208,665
Net Decrease in Net Assets	(165,257,200)	(92,336,309)	(85,664,869)	(14,355,536)

Net Assets:
Beginning of year	1,859,889,074	1,952,225,383	1,840,888,315	1,855,243,851
End of year	$1,694,631,874	$1,859,889,074	$1,755,223,446	$1,840,888,315
See accompanying notes, which are an integral part of the financial statements.

	Optimum Small-Mid Cap Growth Fund		Optimum Small-Mid Cap Value Fund
	Year ended		Year ended
	3/31/26	3/31/25	3/31/26	3/31/25
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(5,879,155)	$(5,843,458)	$4,990,084	$7,680,750
Net realized gain (loss)	42,208,872	84,794,906	42,140,773	71,105,063
Net change in unrealized appreciation (depreciation)	74,648,685	(144,333,366)	5,498,387	(102,090,137)
Net increase (decrease) in net assets resulting from operations	110,978,402	(65,381,918)	52,629,244	(23,304,324)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(172,545)	—	(284,215)	(537,066)
Class C	(4,780)	—	(3,705)	(6,552)
Institutional Class	(19,159,796)	—	(36,973,738)	(53,803,623)
	(19,337,121)	—	(37,261,658)	(54,347,241)
Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class A	70,283	135,014	62,086	95,234
Class C	2,940	1,950	1,197	1,200
Institutional Class	214,221,869	107,929,819	306,309,595	96,256,946

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	171,852	—	283,334	535,964
Class C	4,543	—	3,512	6,285
Institutional Class	19,143,292	—	36,941,387	53,770,333
	233,614,779	108,066,783	343,601,111	150,665,962
Cost of shares redeemed:
Class A	(1,856,393)	(3,146,478)	(1,503,947)	(2,600,653)
Class C	(60,242)	(33,870)	(37,838)	(26,178)
Institutional Class	(213,570,828)	(133,694,193)	(268,365,480)	(121,450,707)
	(215,487,463)	(136,874,541)	(269,907,265)	(124,077,538)
Increase (decrease) in net assets derived from capital share transactions	18,127,316	(28,807,758)	73,693,846	26,588,424
Net Increase (Decrease) in Net Assets	109,768,597	(94,189,676)	89,061,432	(51,063,141)

Net Assets:
Beginning of year	648,871,450	743,061,126	635,309,082	686,372,223
End of year	$758,640,047	$648,871,450	$724,370,514	$635,309,082
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Optimum Fixed Income Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$8.25	$8.15	$8.22	$9.04	$9.70

Income (loss) from investment operations:
Net investment income[1]	0.31	0.31	0.29	0.20	0.14
Net realized and unrealized gain (loss)	0.01	0.08	(0.12)	(0.76)	(0.61)
Payment by affiliates	—[2]	—[2]	—	—	—
Total from investment operations	0.32	0.39	0.17	(0.56)	(0.47)

Less dividends and distributions from:
Net investment income	(0.28)	(0.29)	(0.24)	(0.26)	(0.15)
Net realized gain	—	—	—	—[3]	(0.04)
Total dividends and distributions	(0.28)	(0.29)	(0.24)	(0.26)	(0.19)

Capital contribution by affiliates	—	—[2]	—	—	—

Net asset value, end of period	$8.29	$8.25	$8.15	$8.22	$9.04

Total return[4]	3.93%[2]	4.79%[2]	2.15%	(6.10%)	(4.99%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$29,432	$38,467	$54,169	$58,498	$21,244
Ratio of expenses to average net assets[5]	1.04%[6]	1.05%[6,7]	1.06%[6]	1.06%	1.05%
Ratio of expenses to average net assets prior to fees waived[5]	1.04%	1.05%[7]	1.06%	1.06%	1.05%
Ratio of net investment income to average net assets	3.66%	3.81%	3.64%	2.42%	1.40%
Ratio of net investment income to average net assets prior to fees waived	3.66%	3.81%	3.64%	2.42%	1.40%
Portfolio turnover	375%[8]	387%[8]	341%[8]	254%	219%[8]
[1]	Calculated using average shares outstanding.
[2]	Payment by affiliates and capital contributions by affiliates are less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[3]	Amount is less than $(0.005) per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The ratios of expenses to average net assets excluding interest expense for the years ended March 31, 2026, 2025 and 2024 were 1.03%, 1.04%, and 1.05%, respectively.
[7]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
[8]	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
See accompanying notes, which are an integral part of the financial statements.

Optimum Fixed Income Fund Class C
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$8.72	$8.54	$8.42	$9.05	$9.69

Income (loss) from investment operations:
Net investment income[1]	0.26	0.27	0.24	0.14	0.06
Net realized and unrealized gain (loss)	0.03	0.06	(0.12)	(0.77)	(0.59)
Payment by affiliates	—[2]	—[2]	—	—	—
Total from investment operations	0.29	0.33	0.12	(0.63)	(0.53)

Less dividends and distributions from:
Net investment income	(0.18)	(0.15)	—	—	(0.07)
Net realized gain	—	—	—	—[3]	(0.04)
Total dividends and distributions	(0.18)	(0.15)	—	—	(0.11)

Capital contribution by affiliates	—	—[2]	—	—	—

Net asset value, end of period	$8.83	$8.72	$8.54	$8.42	$9.05

Total return[4]	3.32%[2]	3.91%[2]	1.43%	(6.94%)	(5.55%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$81	$157	$332	$5,048	$71,985
Ratio of expenses to average net assets[5]	1.79%[6]	1.80%[6,7]	1.81%[6]	1.81%	1.80%
Ratio of expenses to average net assets prior to fees waived[5]	1.79%	1.80%[7]	1.81%	1.81%	1.80%
Ratio of net investment income to average net assets	2.92%	3.07%	2.89%	1.67%	0.65%
Ratio of net investment income to average net assets prior to fees waived	2.92%	3.07%	2.89%	1.67%	0.65%
Portfolio turnover	375%[8]	387%[8]	341%[8]	254%	219%[8]
[1]	Calculated using average shares outstanding.
[2]	Payment by affiliates and capital contributions by affiliates are less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[3]	Amount is less than $(0.005) per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The ratios of expenses to average net assets excluding interest expense for the years ended March 31, 2026, 2025 and 2024 were 1.78%, 1.79% and 1.80%, respectively.
[7]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
[8]	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Optimum Fixed Income Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$8.24	$8.15	$8.22	$9.03	$9.68

Income (loss) from investment operations:
Net investment income[1]	0.33	0.33	0.31	0.22	0.16
Net realized and unrealized gain (loss)	0.02	0.08	(0.12)	(0.76)	(0.59)
Payment by affiliates	—[2]	—[2]	—	—	—
Total from investment operations	0.35	0.41	0.19	(0.54)	(0.43)

Less dividends and distributions from:
Net investment income	(0.32)	(0.32)	(0.26)	(0.27)	(0.18)
Net realized gain	—	—	—	—[3]	(0.04)
Total dividends and distributions	(0.32)	(0.32)	(0.26)	(0.27)	(0.22)

Capital contribution by affiliates	—	—[2]	—	—	—

Net asset value, end of period	$8.27	$8.24	$8.15	$8.22	$9.03

Total return[4]	4.25%[2]	5.06%[2]	2.43%	(5.91%)	(4.65%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,686,388	$2,664,662	$2,645,986	$2,372,746	$2,749,495
Ratio of expenses to average net assets[5]	0.79%[6]	0.80%[6,7]	0.81%[6]	0.81%	0.80%
Ratio of expenses to average net assets prior to fees waived[5]	0.79%	0.80%[7]	0.81%	0.81%	0.80%
Ratio of net investment income to average net assets	3.90%	4.06%	3.89%	2.67%	1.65%
Ratio of net investment income to average net assets prior to fees waived	3.90%	4.06%	3.89%	2.67%	1.65%
Portfolio turnover	375%[8]	387%[8]	341%[8]	254%	219%[8]
[1]	Calculated using average shares outstanding.
[2]	Payment by affiliates and capital contributions by affiliates are less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[3]	Amount is less than $(0.005) per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The ratios of expenses to average net assets excluding interest expense for the years ended March 31, 2026, 2025 and 2024 were 0.78%, 0.79% and 0.80%, respectively.
[7]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
[8]	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
See accompanying notes, which are an integral part of the financial statements.

Optimum International Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$13.06	$12.30	$11.08	$12.33	$15.40

Income (loss) from investment operations:
Net investment income[1]	0.16	0.15	0.11	0.25	0.22
Net realized and unrealized gain (loss)	2.40	0.76	1.25	(1.19)	(1.20)
Total from investment operations	2.56	0.91	1.36	(0.94)	(0.98)

Less dividends and distributions from:
Net investment income	(0.15)	(0.15)	(0.14)	(0.31)	(0.27)
Net realized gain	—	—	—	—	(1.82)
Total dividends and distributions	(0.15)	(0.15)	(0.14)	(0.31)	(2.09)

Net asset value, end of period	$15.47	$13.06	$12.30	$11.08	$12.33

Total return[2]	19.62%	7.42%	12.42%[3]	(7.49%)[3]	(7.55%)[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,183	$11,263	$15,524	$14,663	$6,071
Ratio of expenses to average net assets[4]	1.32%	1.33%[5]	1.32%	1.31%	1.34%
Ratio of expenses to average net assets prior to fees waived[4]	1.32%	1.33%[5]	1.34%	1.38%	1.36%
Ratio of net investment income to average net assets	1.09%	1.18%	1.02%	2.37%	1.46%
Ratio of net investment income to average net assets prior to fees waived	1.09%	1.18%	1.00%	2.30%	1.44%
Portfolio turnover	75%	54%	73%	54%	106%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Optimum International Fund Class C
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$12.99	$12.24	$10.98	$11.96	$14.98

Income (loss) from investment operations:
Net investment income[1]	0.04	0.05	0.03	0.17	0.10
Net realized and unrealized gain (loss)	2.39	0.77	1.23	(1.15)	(1.15)
Total from investment operations	2.43	0.82	1.26	(0.98)	(1.05)

Less dividends and distributions from:
Net investment income	(0.06)	(0.07)	—	—	(0.15)
Net realized gain	—	—	—	—	(1.82)
Total dividends and distributions	(0.06)	(0.07)	—	—	(1.97)

Net asset value, end of period	$15.36	$12.99	$12.24	$10.98	$11.96

Total return[2]	18.68%	6.67%	11.48%[3]	(8.19%)[3]	(8.21%)[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$203	$236	$255	$1,598	$17,442
Ratio of expenses to average net assets[4]	2.07%	2.08%[5]	2.07%	2.06%	2.09%
Ratio of expenses to average net assets prior to fees waived[4]	2.07%	2.08%[5]	2.09%	2.13%	2.11%
Ratio of net investment income to average net assets	0.29%	0.41%	0.27%	1.62%	0.71%
Ratio of net investment income to average net assets prior to fees waived	0.29%	0.41%	0.25%	1.55%	0.69%
Portfolio turnover	75%	54%	73%	54%	106%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Optimum International Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$13.19	$12.44	$11.20	$12.44	$15.52

Income (loss) from investment operations:
Net investment income[1]	0.20	0.18	0.14	0.28	0.26
Net realized and unrealized gain (loss)	2.42	0.78	1.26	(1.20)	(1.21)
Total from investment operations	2.62	0.96	1.40	(0.92)	(0.95)

Less dividends and distributions from:
Net investment income	(0.22)	(0.21)	(0.16)	(0.32)	(0.31)
Net realized gain	—	—	—	—	(1.82)
Total dividends and distributions	(0.22)	(0.21)	(0.16)	(0.32)	(2.13)

Net asset value, end of period	$15.59	$13.19	$12.44	$11.20	$12.44

Total return[2]	19.88%	7.69%	12.69%[3]	(7.24%)[3]	(7.31%)[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,030,142	$791,732	$782,998	$591,159	$903,987
Ratio of expenses to average net assets[4]	1.07%	1.08%[5]	1.07%	1.06%	1.09%
Ratio of expenses to average net assets prior to fees waived[4]	1.07%	1.08%[5]	1.09%	1.13%	1.11%
Ratio of net investment income to average net assets	1.30%	1.39%	1.27%	2.62%	1.71%
Ratio of net investment income to average net assets prior to fees waived	1.30%	1.39%	1.25%	2.55%	1.69%
Portfolio turnover	75%	54%	73%	54%	106%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Optimum Large Cap Growth Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$18.66	$19.53	$16.09	$19.88	$22.49

Income (loss) from investment operations:
Net investment loss[1]	(0.16)	(0.14)	(0.10)	(0.07)	(0.19)
Net realized and unrealized gain (loss)	3.93	1.41	5.84	(2.93)	1.26
Total from investment operations	3.77	1.27	5.74	(3.00)	1.07

Less dividends and distributions from:
Net realized gain	(3.50)	(2.14)	(2.30)	(0.79)	(3.68)
Total dividends and distributions	(3.50)	(2.14)	(2.30)	(0.79)	(3.68)

Net asset value, end of period	$18.93	$18.66	$19.53	$16.09	$19.88

Total return[2]	18.36%	4.97%	38.23%	(14.76%)	2.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$39,392	$43,855	$63,521	$49,563	$23,861
Ratio of expenses to average net assets[3]	1.20%	1.21%[4]	1.19%	1.17%	1.22%
Ratio of expenses to average net assets prior to fees waived[3]	1.22%	1.22%[4]	1.26%	1.25%	1.22%
Ratio of net investment loss to average net assets	(0.74%)	(0.69%)	(0.58%)	(0.43%)	(0.80%)
Ratio of net investment loss to average net assets prior to fees waived	(0.76%)	(0.70%)	(0.65%)	(0.51%)	(0.80%)
Portfolio turnover	79%	54%	48%	90%[5]	25%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[4]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
[5]	As a result of American Century Management, Inc. and Los Angeles Capital Management LLC replaced T. Rowe Price and ClearBridge Investments, LLC as the sub-advisors to Optimum Large Cap Growth Fund during the Fund’s year ended March 31, 2023, the Fund’s portfolio turnover rate increased during the year ended March 31, 2023.
See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Growth Fund Class C
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$11.98	$13.26	$11.64	$14.77	$17.63

Income (loss) from investment operations:
Net investment loss[1]	(0.20)	(0.20)	(0.17)	(0.14)	(0.28)
Net realized and unrealized gain (loss)	2.64	1.06	4.09	(2.20)	1.10
Total from investment operations	2.44	0.86	3.92	(2.34)	0.82

Less dividends and distributions from:
Net realized gain	(3.50)	(2.14)	(2.30)	(0.79)	(3.68)
Total dividends and distributions	(3.50)	(2.14)	(2.30)	(0.79)	(3.68)

Net asset value, end of period	$10.92	$11.98	$13.26	$11.64	$14.77

Total return[2]	17.42%	4.20%	37.16%	(15.41%)	1.72%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$395	$503	$688	$6,568	$65,193
Ratio of expenses to average net assets[3]	1.95%	1.96%[4]	1.94%	1.92%	1.97%
Ratio of expenses to average net assets prior to fees waived[3]	1.97%	1.97%[4]	2.01%	2.00%	1.97%
Ratio of net investment loss to average net assets	(1.49%)	(1.44%)	(1.33%)	(1.18%)	(1.55%)
Ratio of net investment loss to average net assets prior to fees waived	(1.51%)	(1.45%)	(1.40%)	(1.26%)	(1.55%)
Portfolio turnover	79%	54%	48%	90%[5]	25%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[4]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
[5]	As a result of American Century Management, Inc. and Los Angeles Capital Management LLC replaced T. Rowe Price and ClearBridge Investments, LLC as the sub-advisors to Optimum Large Cap Growth Fund during the Fund’s year ended March 31, 2023, the Fund’s portfolio turnover rate increased during the year ended March 31, 2023.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Optimum Large Cap Growth Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$21.84	$22.51	$18.19	$22.30	$24.79

Income (loss) from investment operations:
Net investment loss[1]	(0.12)	(0.11)	(0.07)	(0.03)	(0.14)
Net realized and unrealized gain (loss)	4.54	1.58	6.69	(3.29)	1.33
Total from investment operations	4.42	1.47	6.62	(3.32)	1.19

Less dividends and distributions from:
Net realized gain	(3.50)	(2.14)	(2.30)	(0.79)	(3.68)
Total dividends and distributions	(3.50)	(2.14)	(2.30)	(0.79)	(3.68)

Net asset value, end of period	$22.76	$21.84	$22.51	$18.19	$22.30

Total return[2]	18.68%	5.21%	38.66%	(14.59%)	2.75%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,654,845	$1,815,531	$1,888,016	$1,723,266	$1,898,357
Ratio of expenses to average net assets[3]	0.95%	0.96%[4]	0.94%	0.92%	0.97%
Ratio of expenses to average net assets prior to fees waived[3]	0.97%	0.97%[4]	1.01%	1.00%	0.97%
Ratio of net investment loss to average net assets	(0.49%)	(0.44%)	(0.33%)	(0.18%)	(0.55%)
Ratio of net investment loss to average net assets prior to fees waived	(0.51%)	(0.45%)	(0.40%)	(0.26%)	(0.55%)
Portfolio turnover	79%	54%	48%	90%[5]	25%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[4]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
[5]	As a result of American Century Management, Inc. and Los Angeles Capital Management LLC replaced T. Rowe Price and ClearBridge Investments, LLC as the sub-advisors to Optimum Large Cap Growth Fund during the Fund’s year ended March 31, 2023, the Fund’s portfolio turnover rate increased during the year ended March 31, 2023.
See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Value Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$18.82	$19.03	$18.42	$20.72	$19.72

Income (loss) from investment operations:
Net investment income[1]	0.18	0.19	0.21	0.21	0.16
Net realized and unrealized gain (loss)	2.19	0.87	3.28	(1.35)	2.37
Total from investment operations	2.37	1.06	3.49	(1.14)	2.53

Less dividends and distributions from:
Net investment income	(0.16)	(0.16)	(0.29)	(0.22)	(0.23)
Net realized gain	(1.29)	(1.11)	(2.59)	(0.94)	(1.30)
Total dividends and distributions	(1.45)	(1.27)	(2.88)	(1.16)	(1.53)

Net asset value, end of period	$19.74	$18.82	$19.03	$18.42	$20.72

Total return[2]	12.71%	5.53%[3]	21.27%[3]	(5.61%)[3]	12.91%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$36,620	$41,821	$58,599	$51,404	$23,414
Ratio of expenses to average net assets[4]	1.17%	1.17%[5]	1.17%	1.17%	1.18%
Ratio of expenses to average net assets prior to fees waived[4]	1.17%	1.18%[5]	1.21%	1.17%	1.18%
Ratio of net investment income to average net assets	0.93%	0.97%	1.11%	1.12%	0.76%
Ratio of net investment income to average net assets prior to fees waived	0.93%	0.96%	1.07%	1.12%	0.76%
Portfolio turnover	16%	11%	14%	22%	9%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Optimum Large Cap Value Fund Class C
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$18.73	$18.92	$18.19	$20.41	$19.44

Income (loss) from investment operations:
Net investment income[1]	0.03	0.05	0.07	0.07	—
Net realized and unrealized gain (loss)	2.17	0.87	3.25	(1.35)	2.34
Total from investment operations	2.20	0.92	3.32	(1.28)	2.34

Less dividends and distributions from:
Net investment income	—	—	—	—	(0.07)
Net realized gain	(1.29)	(1.11)	(2.59)	(0.94)	(1.30)
Total dividends and distributions	(1.29)	(1.11)	(2.59)	(0.94)	(1.37)

Net asset value, end of period	$19.64	$18.73	$18.92	$18.19	$20.41

Total return[2]	11.82%	4.81%[3]	20.34%[3]	(6.37%)[3]	12.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$214	$275	$573	$6,301	$64,602
Ratio of expenses to average net assets[4]	1.92%	1.92%[5]	1.92%	1.92%	1.93%
Ratio of expenses to average net assets prior to fees waived[4]	1.92%	1.93%[5]	1.96%	1.92%	1.93%
Ratio of net investment income to average net assets	0.17%	0.25%	0.36%	0.37%	0.01%
Ratio of net investment income to average net assets prior to fees waived	0.17%	0.24%	0.32%	0.37%	0.01%
Portfolio turnover	16%	11%	14%	22%	9%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Value Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$18.94	$19.16	$18.50	$20.78	$19.77

Income (loss) from investment operations:
Net investment income[1]	0.24	0.24	0.25	0.26	0.21
Net realized and unrealized gain (loss)	2.19	0.89	3.30	(1.36)	2.39
Total from investment operations	2.43	1.13	3.55	(1.10)	2.60

Less dividends and distributions from:
Net investment income	(0.24)	(0.24)	(0.30)	(0.24)	(0.29)
Net realized gain	(1.29)	(1.11)	(2.59)	(0.94)	(1.30)
Total dividends and distributions	(1.53)	(1.35)	(2.89)	(1.18)	(1.59)

Net asset value, end of period	$19.84	$18.94	$19.16	$18.50	$20.78

Total return[2]	12.93%	5.86%[3]	21.54%[3]	(5.40%)[3]	13.22%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,718,389	$1,798,792	$1,796,072	$1,977,903	$1,988,380
Ratio of expenses to average net assets[4]	0.92%	0.92%[5]	0.92%	0.92%	0.93%
Ratio of expenses to average net assets prior to fees waived[4]	0.92%	0.93%[5]	0.96%	0.92%	0.93%
Ratio of net investment income to average net assets	1.19%	1.22%	1.36%	1.37%	1.01%
Ratio of net investment income to average net assets prior to fees waived	1.19%	1.21%	1.32%	1.37%	1.01%
Portfolio turnover	16%	11%	14%	22%	9%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Optimum Small-Mid Cap Growth Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$10.26	$11.33	$9.68	$12.29	$18.05

Income (loss) from investment operations:
Net investment loss[1]	(0.12)	(0.12)	(0.10)	(0.11)	(0.20)
Net realized and unrealized gain (loss)	2.05	(0.95)	1.75	(1.53)	(0.15)
Total from investment operations	1.93	(1.07)	1.65	(1.64)	(0.35)

Less dividends and distributions from:
Net realized gain	(0.40)	—	—	(0.97)	(5.41)
Total dividends and distributions	(0.40)	—	—	(0.97)	(5.41)

Net asset value, end of period	$11.79	$10.26	$11.33	$9.68	$12.29

Total return[2]	18.54%	(9.44%)	17.05%	(13.08%)	(5.76%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,877	$5,652	$9,174	$8,144	$3,864
Ratio of expenses to average net assets[3]	1.46%	1.51%[4]	1.54%	1.54%	1.56%
Ratio of expenses to average net assets prior to fees waived[3]	1.55%	1.55%[4]	1.66%	1.61%	1.57%
Ratio of net investment loss to average net assets	(1.03%)	(1.03%)	(0.96%)	(1.14%)	(1.19%)
Ratio of net investment loss to average net assets prior to fees waived	(1.12%)	(1.07%)	(1.08%)	(1.21%)	(1.20%)
Portfolio turnover	152%	131%	132%	114%	98%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[4]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Growth Fund Class C
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$6.03	$6.71	$5.77	$7.85	$13.43

Income (loss) from investment operations:
Net investment loss[1]	(0.12)	(0.12)	(0.10)	(0.13)	(0.23)
Net realized and unrealized gain (loss)	1.21	(0.56)	1.04	(0.98)	0.06
Total from investment operations	1.09	(0.68)	0.94	(1.11)	(0.17)

Less dividends and distributions from:
Net realized gain	(0.40)	—	—	(0.97)	(5.41)
Total dividends and distributions	(0.40)	—	—	(0.97)	(5.41)

Net asset value, end of period	$6.72	$6.03	$6.71	$5.77	$7.85

Total return[2]	17.59%	(10.13%)	16.29%	(13.76%)	(6.51%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$61	$98	$142	$1,132	$10,474
Ratio of expenses to average net assets[3]	2.21%	2.26%[4]	2.29%	2.29%	2.31%
Ratio of expenses to average net assets prior to fees waived[3]	2.30%	2.30%[4]	2.41%	2.36%	2.32%
Ratio of net investment loss to average net assets	(1.76%)	(1.79%)	(1.71%)	(1.89%)	(1.94%)
Ratio of net investment loss to average net assets prior to fees waived	(1.85%)	(1.83%)	(1.83%)	(1.96%)	(1.95%)
Portfolio turnover	152%	131%	132%	114%	98%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[4]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Optimum Small-Mid Cap Growth Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$12.41	$13.68	$11.65	$14.52	$20.37

Income (loss) from investment operations:
Net investment loss[1]	(0.12)	(0.11)	(0.09)	(0.11)	(0.18)
Net realized and unrealized gain (loss)	2.49	(1.16)	2.12	(1.79)	(0.26)
Total from investment operations	2.37	(1.27)	2.03	(1.90)	(0.44)

Less dividends and distributions from:
Net realized gain	(0.40)	—	—	(0.97)	(5.41)
Total dividends and distributions	(0.40)	—	—	(0.97)	(5.41)

Net asset value, end of period	$14.38	$12.41	$13.68	$11.65	$14.52

Total return[2]	18.87%	(9.28%)	17.43%	(12.86%)	(5.54%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$753,702	$643,121	$733,745	$492,252	$732,235
Ratio of expenses to average net assets[3]	1.21%	1.26%[4]	1.29%	1.29%	1.31%
Ratio of expenses to average net assets prior to fees waived[3]	1.30%	1.30%[4]	1.41%	1.36%	1.32%
Ratio of net investment loss to average net assets	(0.80%)	(0.79%)	(0.71%)	(0.89%)	(0.94%)
Ratio of net investment loss to average net assets prior to fees waived	(0.89%)	(0.83%)	(0.83%)	(0.96%)	(0.95%)
Portfolio turnover	152%	131%	132%	114%	98%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[4]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Value Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$12.32	$13.91	$11.93	$14.90	$14.93

Income (loss) from investment operations:
Net investment income (loss)[1]	0.07	0.12	0.12	0.14	(0.04)
Net realized and unrealized gain (loss)	1.24	(0.52)	2.05	(1.95)	1.01
Total from investment operations	1.31	(0.40)	2.17	(1.81)	0.97

Less dividends and distributions from:
Net investment income	(0.10)	(0.10)	(0.19)	(0.12)	(0.12)
Net realized gain	(0.77)	(1.09)	—[2]	(1.04)	(0.88)
Total dividends and distributions	(0.87)	(1.19)	(0.19)	(1.16)	(1.00)

Net asset value, end of period	$12.76	$12.32	$13.91	$11.93	$14.90

Total return[3]	10.58%	(3.89%)	18.43%	(12.44%)	6.45%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,133	$5,098	$7,746	$6,852	$3,328
Ratio of expenses to average net assets[4]	1.39%	1.41%[5]	1.43%	1.44%	1.46%
Ratio of expenses to average net assets prior to fees waived[4]	1.48%	1.49%[5]	1.53%	1.48%	1.46%
Ratio of net investment income (loss) to average net assets	0.56%	0.89%	0.94%	1.07%	(0.26%)
Ratio of net investment income (loss) to average net assets prior to fees waived	0.47%	0.81%	0.84%	1.03%	(0.26%)
Portfolio turnover	133%	117%[6]	26%	17%	17%
[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
[6]	As a result of Wellington Management Company LLP replaced Cardinal Capital Management LLC as one of the sub-advisors to Optimum Small-Mid Cap Value during the year ended March 31, 2025, the Fund's portfolio turnover rate increased during the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Optimum Small-Mid Cap Value Fund Class C
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$10.17	$11.70	$9.96	$12.62	$12.78

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)[2]	0.01	0.02	0.04	(0.13)
Net realized and unrealized gain (loss)	1.01	(0.41)	1.72	(1.66)	0.87
Total from investment operations	0.99	(0.40)	1.74	(1.62)	0.74

Less dividends and distributions from:
Net investment income	(0.04)	(0.04)	—	—	(0.02)
Net realized gain	(0.77)	(1.09)	—[3]	(1.04)	(0.88)
Total dividends and distributions	(0.81)	(1.13)	—[3]	(1.04)	(0.90)

Net asset value, end of period	$10.35	$10.17	$11.70	$9.96	$12.62

Total return[4]	9.67%	(4.57%)	17.48%	(13.13%)	5.70%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$29	$60	$88	$939	$9,318
Ratio of expenses to average net assets[5]	2.14%	2.16%[6]	2.18%	2.19%	2.21%
Ratio of expenses to average net assets prior to fees waived[5]	2.23%	2.24%[6]	2.28%	2.23%	2.21%
Ratio of net investment income (loss) to average net assets	(0.19%)	0.12%	0.19%	0.32%	(1.01%)
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.28%)	0.04%	0.09%	0.28%	(1.01%)
Portfolio turnover	133%	117%[7]	26%	17%	17%
[1]	Calculated using average shares outstanding.
[2]	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statements of operations due to class specific expenses.
[3]	Amount is less than $0.005 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
[7]	As a result of Wellington Management Company LLP replaced Cardinal Capital Management LLC as one of the sub-advisors to Optimum Small-Mid Cap Value during the year ended March 31, 2025, the Fund's portfolio turnover rate increased during the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Value Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$13.45	$15.09	$12.90	$15.98	$15.94

Income (loss) from investment operations:
Net investment income[1]	0.11	0.17	0.16	0.19	—
Net realized and unrealized gain (loss)	1.35	(0.57)	2.22	(2.10)	1.08
Total from investment operations	1.46	(0.40)	2.38	(1.91)	1.08

Less dividends and distributions from:
Net investment income	(0.14)	(0.15)	(0.19)	(0.13)	(0.16)
Net realized gain	(0.77)	(1.09)	—[2]	(1.04)	(0.88)
Total dividends and distributions	(0.91)	(1.24)	(0.19)	(1.17)	(1.04)

Net asset value, end of period	$14.00	$13.45	$15.09	$12.90	$15.98

Total return[3]	10.83%	(3.62%)	18.68%	(12.19%)	6.74%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$720,209	$630,151	$678,538	$603,755	$779,594
Ratio of expenses to average net assets[4]	1.14%	1.16%[5]	1.18%	1.19%	1.21%
Ratio of expenses to average net assets prior to fees waived[4]	1.23%	1.24%[5]	1.28%	1.23%	1.21%
Ratio of net investment income (loss) to average net assets	0.79%	1.14%	1.19%	1.32%	(0.01%)
Ratio of net investment income (loss) to average net assets prior to fees waived	0.70%	1.06%	1.09%	1.28%	(0.01%)
Portfolio turnover	133%	117%[6]	26%	17%	17%
[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
[6]	As a result of Wellington Management Company LLP replaced Cardinal Capital Management LLC as one of the sub-advisors to Optimum Small-Mid Cap Value during the year ended March 31, 2025, the Fund's portfolio turnover rate increased during the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements
Optimum Fund Trust
March 31, 2026
Optimum Fund Trust (Trust) is organized as a Delaware statutory trust and offers 6 series: Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund, (each, a Fund, or collectively, the Funds). The Trust is an open-end investment company. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50% for Optimum Fixed Income Fund and 5.75% for Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund. Class C shares have no upfront sales charge, but are sold with a contingent deferred sales charge (CDSC) of 1.00%, which will be incurred if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.
1. Significant Accounting Policies
Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.
Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Fixed income securities, credit default swap (CDS) contracts, interest rate swap (IRS) contracts, CDS and IRS options contracts (swaptions) are generally priced based upon valuations provided by an independent pricing service or broker/counterparty in accordance with methodologies included within Delaware Management Company (DMC)’s Pricing Policy (Policy). Fixed income security, CDS contracts, and IRS contracts valuations are then reviewed by DMC as part of its duties as each Fund’s valuation designee (Valuation Designee) and, to the extent required by the Policy and applicable regulation, fair valued consistent with the Policy. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and certain US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. An adjustment factor may be applied to the daily vendor provided price for certain security/instrument types to arrive at a fair value for the applicable positions. The adjustment factor is determined by comparing the prices of trades with vendor prices over a time period deemed reasonable by DMC, calculating the weighted average differences, and using that difference to adjust vendor prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Forward foreign currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and the ask prices, which approximates fair value. Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day. Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act (Rule 2a-5). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees (Board) has designated DMC to perform the fair value determination relating to all applicable Fund investments. DMC has established a pricing committee (Pricing Committee) to assist with its designated responsibilities as Valuation Designee, and DMC may carry out its designated responsibilities as Valuation Designee through the Pricing Committee and other teams and committees, which operate under policies and procedures approved by the Board and subject to the Board's oversight. Fair value pricing may be used more frequently for securities traded primarily in non-US markets. If a foreign (non-US) equity security's value has materially changed after the close of the security's primary exchange or principal market but before the close of the NYSE, the security may be valued at fair value. With respect to foreign (non-US) equity securities, the Funds may determine the fair value of investments based on information provided by pricing vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of US securities or securities indexes) that occur after the close of the relevant market and before the close of the NYSE. The Valuation Designee may utilize modeling tools provided by third-party vendors to determine fair values of non-US securities.
Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund's tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended March 31, 2026, and for all open tax years (years ended March 31, 2023–March 31, 2025), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. In regard to foreign taxes only, each Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of each Fund. If applicable, each Fund recognizes interest and tax penalties on unrecognized tax benefits in “Interest and tax penalties” on the “Statements of operations.” During the year ended March 31, 2026, the Funds did not incur any interest or tax penalties.
As a result of several court cases, in certain countries across the European Union, certain Funds filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU tax reclaims). Income recognized, if any, for EU reclaims is reflected as “Foreign withholding tax claims" on the “Statements of operations.” Any fees associated with these filings are included on the “Statements of operations” under “Foreign withholding tax claims." Generally unless fund management believes that recovery amounts are collectible and free from significant contingencies, recoveries will not be reflected in a Fund's net asset value. EU tax reclaims and related interest entitlements recognized by a Fund, if any, reduce the amount of foreign taxes, if any, that a Fund may elect to pass-through to its shareholders from a US federal tax perspective. In certain circumstances and to the extent that EU tax reclaims recognized by a Fund were previously passed-through as a foreign tax credits to its US taxable shareholders, a Fund may enter into a closing agreement with the US Internal Revenue Service (the IRS). Doing so will enable a Fund to quantify and remit its tax liability related to any recoveries (on behalf of its shareholders).
Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Repurchase Agreements — Each Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with each Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on March 30, 2026, and March 31, 2026 and repurchased on April 1, 2026. Open repurchase agreements, if any, are disclosed on the "Schedules of investments."
Reverse Repurchase Agreements — Optimum Fixed Income Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank or broker/dealer and agrees to repurchase the securities at an agreed upon date and price. The Fund will maintain in a segregated account, cash, cash equivalents, or US government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers (but no collateral is required on reverse repurchase agreements with banks). The Fund will subject its investments in reverse repurchase agreements to the borrowing provisions set forth in the 1940 Act. The use of reverse repurchase agreements by the Fund creates leverage, which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. The Fund posted $679,380 in securities as collateral for reverse repurchase agreements. Securities collateral are presented on the “Schedules of investments.” Open reverse repurchase agreements, if any, are disclosed on the "Schedules of investments."

Notes to financial statements
Optimum Fund Trust
1. Significant Accounting Policies (continued)
Underlying Funds — Each Fund may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which each Fund may invest include ETFs. Each Fund will indirectly bear the investment management fees and other expenses of the Underlying Funds.
Short Sales — Each Fund may make short sales in an attempt to protect against declines in an individual security or the overall market, to manage duration, or for such other purposes consistent with each Fund’s investment objective and strategies. Typically, short sales are transactions in which each Fund sells a security it does not own and, at the time a short sale is effected, each Fund incur an obligation to replace the security borrowed at whatever its price may be at the time each Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by each Fund. When a short sale transaction is closed out by delivery of the security, any gain or loss on the transaction generally is taxable as short-term capital gain or loss. Until the security is replaced, each Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, each Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale, and potentially additional margin, will be retained by the broker from whom the security is borrowed, to the extent necessary to meet margin requirements, until the short position is closed out.
The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as "Cash collateral due from brokers" on the "Statements of assets and liabilities." Securities segregated as collateral are denoted on the "Schedules of investments." The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as "Interest income or interest expense on securities sold short" on the "Statements of operations."
The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates. At March 31, 2026, there were no open short sales in any of the Funds.
To Be Announced (TBA) Trades  — Optimum Fixed Income Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery. At March 31, 2026, the Fund posted $8,545,867 in securities as collateral for TBA trades, which comprised of US Treasury obligations and are presented on the "Schedules of investments."
Mortgage Dollar Rolls — Optimum Fixed Income Fund entered into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Fund is subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. The Fund is subject to leverage risk on certain transactions, such as the loans of portfolio securities, and the use of when issued or delayed delivery transactions or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. The use of such transactions entails a heightened risk of loss.
Inflation-Indexed Bonds  - Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond is included as interest income in the “Statements of operations,” even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.
Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Each Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of realized gains (losses), attributable to changes in foreign exchange rates, is included on the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statements of operations” under “Net realized gain (loss) on investments.” Each Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Derivative Financial Instruments — The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, forward foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds intend to either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.
Segregation and Collateralization — In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, the Funds may deliver or receive collateral in connection with certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. Cash collateral that has been pledged/received to cover obligations of the Funds under derivative contracts, if any, will be reported separately on the “Statements of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedules of investments.”
Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Trust are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and capital gain distributions from any Underlying Funds in which the Funds invest are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. When a loan agreement is purchased, a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid. Distributions received from investments in real estate investment

Notes to financial statements
Optimum Fund Trust
1. Significant Accounting Policies (continued)
trusts (REITs) are recorded as dividend income on the ex-dividend date, which are estimated, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Certain Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Each Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The “Statements of operations” include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes. Each Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. Each Fund will accrue such taxes as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests. Each Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, at least annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.
Segment Reporting — In November 2023, FASB issued Accounting Standards Update (ASU), ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment's profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole thereby enabling better understanding of how an entity's segments impact overall performance. Each Fund's Chief Executive Officer and Chief Financial Officer act as each Fund's chief operating decision maker (CODM), assessing performance and making decisions about resource allocation. The CODM has determined that each Fund has a single operating segment since each Fund has a single investment strategy disclosed in the prospectus against which the CODM assesses performance. When assessing segment performance and making decisions about segment resources, the CODM relies on each Fund's portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in each Fund's financial statements.
Recent Accounting Standard — Each Fund adopted FASB ASU 2023-09, Income Taxes (Topic 740) — Improvements to Income Taxes Disclosures as of March 31, 2026. ASU 2023-09 requires public business entities, on an annual basis, to provide disclosure of specific categories in the rate reconciliation, as well as disclosure of income taxes paid disaggregated by jurisdiction. During the year ended March 31, 2026, each Fund did not pay a material amount of foreign or US federal, state or local income taxes and therefore did not include any additional disclosures in these financial statements.
Each Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statements of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended March 31, 2026, each Fund earned the following amounts under this arrangement:
Fund	Custody Credits
Optimum Fixed Income Fund	$69,600
Optimum International Fund	11,538
Optimum Large Cap Growth Fund	6,679
Optimum Large Cap Value Fund	5,532
Optimum Small-Mid Cap Growth Fund	231
Optimum Small-Mid Cap Value Fund	—
Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended March 31, 2026, each Fund earned the following amounts under this arrangement:
Fund	Earnings Credits
Optimum Fixed Income Fund	$1

Fund	Earnings Credits
Optimum International Fund	$1
Optimum Large Cap Growth Fund	1
Optimum Large Cap Value Fund	1
Optimum Small-Mid Cap Growth Fund	1
Optimum Small-Mid Cap Value Fund	1
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
DMC, a series of Nomura Investment Management Business Trust (NIMBT), furnishes investment management services to each Fund and has full discretion and responsibility, subject to the overall supervision of the Board, to select and contract with one or more investment sub-advisors to manage the investment operations and composition of each Fund, and to render investment advice for each Fund, including the purchase, retention, and dispositions of investments, securities, and cash contained in each Fund. The investment management agreement obligates DMC to implement decisions with respect to the allocation or reallocation of each Fund’s assets among one or more current or additional sub-advisors, and to monitor the sub-advisors’ compliance with the relevant Fund’s investment objective, policies and restrictions. DMC pays the sub-advisors out of its fees, which are calculated daily and paid monthly.
In accordance with the terms of its respective investment management agreement, DMC is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of each Fund, which is calculated daily and paid monthly:
Fund	Management Fee (annual rate as a percentage of average daily net assets)
Optimum Fixed Income Fund	0.6000% of net assets up to $500 million
0.5500% of net assets from $500 million to $1 billion
0.5000% of net assets from $1 billion to $1.5 billion
0.4500% of net assets from $1.5 billion to $2 billion
0.4250% of net assets from $2 billion to $2.5 billion
0.4000% of net assets from $2.5 billion to $5 billion
0.3750% of net assets over $5 billion

Optimum International Fund	0.7500% of net assets up to $500 million
0.7150% of net assets from $500 million to $1 billion
0.7000% of net assets from $1 billion to $1.5 billion
0.6750% of net assets from $1.5 billion to $2 billion
0.6500% of net assets from $2 billion to $2.5 billion
0.6000% of net assets over $2.5 billion

Optimum Large Cap Growth Fund	0.7500% of net assets up to $500 million
0.7000% of net assets from $500 million to $1 billion
0.6500% of net assets from $1 billion to $1.5 billion
0.6250% of net assets from $1.5 billion to $2 billion
0.6000% of net assets from $2 billion to $2.5 billion
0.5750% of net assets from $2.5 billion to $5 billion
0.5500% of net assets over $5 billion

Optimum Large Cap Value Fund	0.7000% of net assets up to $500 million
0.6500% of net assets from $500 million to $1 billion
0.6000% of net assets from $1 billion to $1.5 billion
0.5750% of net assets from $1.5 billion to $2 billion
0.5500% of net assets from $2 billion to $2.5 billion
0.5250% of net assets from 2.5 billion to $5 billion
0.5000% of net assets over $5 billion

Notes to financial statements
Optimum Fund Trust
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)
Fund	Management Fee (annual rate as a percentage of average daily net assets)
Optimum Small-Mid Cap Growth Fund	1.0000% of net assets up to $500 million
0.9000% of net assets from $500 million to $750 million
0.8000% of net assets from $750 million to $1 billion
0.7500% of net assets from $1 billion to $1.5 billion
0.7000% of net assets over $1.5 billion

Optimum Small-Mid Cap Value Fund	0.9000% of net assets up to $500 million
0.8000% of net assets from $500 million to $750 million
0.7500% of net assets from $750 million to $1 billion
0.7000% of net assets from $1 billion to $1.5 billion
0.6500% of net assets over $1.5 billion

Prior to December 1, 2025 (Closing Date), NIMBT was named Macquarie Investment Management Business Trust (MIMBT).
With respect to Optimum Fixed Income Fund:
Prior to Closing Date, DMC entered into sub-advisory agreements on behalf of the Fund with Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL). DMC sought fixed income investment advice, recommendations, discretionary investment advice and trading from its affiliates MIMAK, MIMEL, and MIMGL. DMC paid a sub-advisory fee to each of MIMAK, MIMEL and MIMGL based on the extent to which they provide services to the Fund. As of the Closing Date, MIMAK, MIMEL, and MIMGL no longer served as sub-advisors to the Fund.
DMC has entered into sub-advisory agreements for the Trust as follows: Optimum Fixed Income Fund – Pacific Investment Management Company, LLC (PIMCO); Optimum International Fund – Acadian Asset Management LLC (Acadian) and Baillie Gifford Overseas Limited (Baillie Gifford); Optimum Large Cap Growth Fund – Los Angeles Capital Management LLC (Los Angeles Capital) and American Century Investment Management, Inc. (American Century); Optimum Large Cap Value Fund – Massachusetts Financial Services Company (MFS) and Great Lakes Advisors, LLC (Great Lakes); Optimum Small-Mid Cap Growth Fund – Principal Global Investors, LLC (Principal) and Peregrine Capital Management, LLC (Peregrine); Optimum Small-Mid Cap Value Fund – LSV Asset Management (LSV) and Wellington Management Company LLP (Wellington). Pursuant to the terms of the relevant sub-advisory agreement, an investment sub-advisory fee is paid by DMC to each sub-advisor.
DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual fund operating expenses from exceeding the following percentages of each Fund’s average daily net assets from April 1, 2025 (except as noted) through July 30, 2026. These waivers and reimbursements may only be terminated by agreement of DMC and each Fund. The waivers and reimbursements are accrued daily and received monthly.
Fund	Operating expense limitation as a percentage of average daily net assets
Optimum Fixed Income Fund	0.80%
Optimum International Fund	1.08%
Optimum Large Cap Growth Fund	0.95%
Optimum Large Cap Value Fund	0.93%*
Optimum Small-Mid Cap Growth Fund	1.19%*
Optimum Small-Mid Cap Value Fund	1.14%

*	Prior to July 31, 2025, these amounts for Optimum Large Cap Value Fund and Optimum Small-Mid Cap Growth Fund was 0.91% and 1.24%, respectively.
After consideration of class specific expenses, including 12b-1 fees (but excluding acquired fund fees and expenses), the class level operating expense limitation as a percentage of average daily net assets from April 1, 2025 (except as noted) through July 30, 2026, unless terminated by agreement of DMC and each Fund, is as follows:
	Operating expense limitation as a percentage of average daily net assets
Fund	Class A	Class C	Institutional Class
Optimum Fixed Income Fund	1.05%	1.80%	0.80%
Optimum International Fund	1.33%	2.08%	1.08%
Optimum Large Cap Growth Fund	1.20%	1.95%	0.95%
Optimum Large Cap Value Fund	1.18%**	1.93%**	0.93%**
Optimum Small-Mid Cap Growth Fund	1.44%***	2.19%***	1.19%***
Optimum Small-Mid Cap Value Fund	1.39%	2.14%	1.14%
**	Effective July 31, 2025. Prior to July 31, 2025, these amounts for Class A, Class C, and Institutional Class were 1.16%, 1.91%, and 0.91%.
***	Effective July 31, 2025. Prior to July 31, 2025, these amounts for Class A, Class C, and Institutional Class were 1.49%, 2.24%, and 1.24%.
Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Trust. These services include overseeing the Funds’ pricing process, the calculation and payment of Fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DIFSC also manages the process for the payment of dividends and distribution and dissemination of Funds’ NAV and performance data. For these services, the Funds pay DIFSC an asset-based fee plus certain out-of-pocket expenses and transactional charges. DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Trust at the following annual rates: 0.0075% of the first $3.5 billion; 0.0070% of the next $2 billion; 0.0060% of the next $2 billion; and 0.0050% of aggregate average daily net assets in excess of $7.5 billion (Total Fee). Each Fund in the Trust pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Trust on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended March 31, 2026, each Fund paid for these services as follows:
Fund	Fees
Optimum Fixed Income Fund	$179,587
Optimum International Fund	66,687
Optimum Large Cap Growth Fund	134,228
Optimum Large Cap Value Fund	126,232
Optimum Small-Mid Cap Growth Fund	50,502
Optimum Small-Mid Cap Value Fund	42,797
DIFSC provides the Trust with administrative services including: preparation, filing and maintaining governing documents; preparation of materials and reports for the Board; and preparation and filing of registration statements and other regulatory filings. For these administrative services, the Trust pays DIFSC the following fee as a percentage of the Trust’s average daily net assets (plus out-of-pocket expenses): 0.0525% of assets up to $7.5 billion; 0.0475% of assets from $7.5 billion to $10 billion; 0.0425% of assets from $10 billion to $12 billion; 0.0375% of assets from $12 billion to $14 billion and 0.0325% of assets over $14 billion. These amounts are included on the "Statements of operations" under "Accounting and administration expenses." For the year ended March 31, 2026, each Fund paid for these services as follows:
Fund	Fees
Optimum Fixed Income Fund	$1,414,555
Optimum International Fund	505,964
Optimum Large Cap Growth Fund	1,022,251
Optimum Large Cap Value Fund	967,341
Optimum Small-Mid Cap Growth Fund	377,045
Optimum Small-Mid Cap Value Fund	326,301

Notes to financial statements
Optimum Fund Trust
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)
DIFSC is also the shareholder servicing, dividend disbursing, and transfer agent for each Fund. For these services, the Trust pays DIFSC a fee at an annual rate of 0.16% of the Trust’s total average daily net assets, subject to a minimum fee of $2,000 per class per Fund each month, plus out-of-pocket expenses. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYIS), BNYIS provides certain sub-transfer agency services to the Funds. Sub-transfer agency fees are paid by the Funds and are also included on the “Statements of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses.” The fees are calculated daily and paid as invoices on a monthly or quarterly basis. For the year ended March 31, 2026, each Fund paid for these services as follows:
Fund	Fees
Optimum Fixed Income Fund	$4,377,212
Optimum International Fund	1,565,885
Optimum Large Cap Growth Fund	3,163,558
Optimum Large Cap Value Fund	2,993,532
Optimum Small-Mid Cap Growth Fund	1,166,927
Optimum Small-Mid Cap Value Fund	1,009,791
Delaware Distributors, L.P. (DDLP), an affiliate of DMC, serves as the national distributor of each Fund’s shares pursuant to a Distribution Agreement. Pursuant to the Distribution Agreement and Rule 12b-1 plan, each Fund pays DDLP annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The fees are calculated daily and paid monthly. Institutional Class shares do not pay a 12b-1 fee.
For the year ended March 31, 2026, DDLP earned commissions on sales of Class A shares for certain Funds as follows:
Fund	Class A
Optimum Fixed Income Fund	$115
Optimum International Fund	72
Optimum Large Cap Growth Fund	138
Optimum Large Cap Value Fund	46
Optimum Small-Mid Cap Growth Fund	21
Optimum Small-Mid Cap Value Fund	21
For the year ended March 31, 2026, DDLP received gross CDSC commissions on redemptions of certain Funds' Class C shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:
Fund	Class C
Optimum Large Cap Growth Fund	$83
Optimum Large Cap Value Fund	96
DMC, DIFSC, and DDLP are indirect, wholly owned subsidiaries of Nomura Asset Management International Inc. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.
In addition to the management fees and other expenses of a Fund, a Fund indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by a Fund will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.
On September 19, 2024, MIMBT (renamed NIMBT on the Closing Date), of which DMC is a series, entered into a settlement agreement with the US Securities and Exchange Commission (SEC) consenting to an order (Settlement Order) relating to a legacy investment strategy, the Absolute Return Mortgage-Backed Securities Strategy (ARMBS Strategy). MIMBT no longer offers the ARMBS Strategy. MIMBT agreed to the Settlement Order without admitting or denying the SEC's findings. The Settlement Order does not impact DMC's ability to continue to provide services to the Fund. In connection with the findings in the Settlement Order, MIMBT  made a payment to Optimum Fixed Income Fund on October 25, 2024, in the amount of $533,778. An amount of $521,912 is included on the "Statements of changes in net assets" under "Net increase from payment by affiliates", an amount of $608 is included on the "Statements of changes in net assets" under "Net investment income (loss)", and an amount of $11,258 is included on the "Statements of changes in net assets" under "Proceeds from shares sold."
During the years ended March 31, 2026 and 2025, DMC reimbursed Optimum Fixed Income Fund $3,311 and $11,540, respectively, in connection with trade errors. These amounts are included in "Net increase from payment by affiliates" in the "Statements of operations" and "Statements of changes in net assets", respectively. Payment by affiliates had no impact on total return.
As of the Closing Date, Nomura Holding America Inc. completed the acquisition of Macquarie Asset Management's US and European public investments business. The closing of this transaction resulted in the automatic termination of each Fund's investment advisory agreement with DMC and any sub-advisory agreement, as applicable. At a special shareholder meeting held on November 25, 2025, Fund shareholders approved a new investment advisory agreement with DMC for each Fund. On the Closing Date, the new investment advisory agreement, any applicable sub advisory agreement went effective.
3. Investments
For the year ended March 31, 2026, each Fund made purchases and sales of investment securities other than short-term investments as follows:
Fund	Purchases other than US government securities	Purchases of US government securities	Sales other than US government securities	Sales of US government securities
Optimum Fixed Income Fund	$922,818,093	$10,732,424,572	$1,090,509,043	$11,004,058,326
Optimum International Fund	801,427,653	—	722,690,068	—
Optimum Large Cap Growth Fund	1,555,754,866	—	2,073,026,076	—
Optimum Large Cap Value Fund	293,783,826	—	596,180,503	—
Optimum Small-Mid Cap Growth Fund	1,089,024,346	—	1,091,365,449	—
Optimum Small-Mid Cap Value Fund	889,177,750	—	843,836,578	—
The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At March 31, 2026, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for each Fund were as follows:
Fund	Cost of investments and derivatives	Aggregate unrealized appreciation of investments and derivatives	Aggregate unrealized depreciation of investments and derivatives	Net unrealized appreciation (depreciation) of investments and derivatives
Optimum Fixed Income Fund	$3,793,966,474	$43,171,800	$(143,358,783)	$(100,186,983)
Optimum International Fund	896,125,657	199,717,607	(60,541,155)	139,176,452
Optimum Large Cap Growth Fund	1,070,511,686	671,301,493	(46,958,881)	624,342,612
Optimum Large Cap Value Fund	1,233,554,345	564,827,342	(42,965,792)	521,861,550
Optimum Small-Mid Cap Growth Fund	719,441,812	94,591,837	(50,506,751)	44,085,086
Optimum Small-Mid Cap Value Fund	705,923,888	73,667,740	(53,271,070)	20,396,670
US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the

Notes to financial statements
Optimum Fund Trust
3. Investments (continued)
asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:
Level 1  − Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2  − Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3  − Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)
Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of March 31, 2026:
	Optimum Fixed Income Fund
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$42,549,770	$32,917	$42,582,687
Agency Commercial Mortgage-Backed Securities	—	9,398,857	—	9,398,857
Agency Mortgage-Backed Securities	—	1,076,243,579	—	1,076,243,579
Collateralized Debt Obligations	—	5,146,550	—	5,146,550
Collateralized Loan Obligations	—	74,495,136	—	74,495,136
Common Stocks	639,747	—	157,067	796,814
Convertible Bonds	—	123,823	—	123,823
Corporate Bonds	—	943,824,295	—	943,824,295
Government Agency Obligations	—	15,344,991	—	15,344,991
Loan Agreements	—	19,401,595	—	19,401,595
Municipal Bonds	—	17,011,465	—	17,011,465
Non-Agency Asset-Backed Securities	—	101,168,305	—	101,168,305
Non-Agency Collateralized Mortgage Obligations	—	74,265,407	14,151,338	88,416,745
Non-Agency Commercial Mortgage-Backed Securities	—	121,764,953	—	121,764,953
Preferred Stock	—	1,395,293	—	1,395,293
Sovereign Bonds	—	119,839,789	—	119,839,789

	Optimum Fixed Income Fund
	Level 1	Level 2	Level 3	Total
Supranational Banks	$—	$13,402,690	$—	$13,402,690
US Treasury Obligations	—	374,274,415	—	374,274,415
Options Purchased	7,548	563,476	—	571,024
Short-Term Investments	10,200,000	659,010,290	—	669,210,290
Total Value of Securities Before Options Written	$10,847,295	$3,669,224,679	$14,341,322	$3,694,413,296

Liabilities:
Options Written	$—	$(109,714)	$—	$(109,714)
Reverse Repurchase Agreements	—	(677,039)	—	(677,039)

Derivatives[1]
Assets:
Centrally Cleared Credit Default Swap Contracts	$—	$118,826	$—	$118,826
Centrally Cleared Interest Rate Swap Contracts	—	11,944,132	—	11,944,132
Forward Foreign Currency Exchange Contracts	—	3,803,459	—	3,803,459
Futures Contracts	4,172,730	—	—	4,172,730
Over-The-Counter Credit Default Swap Contracts	—	30,445	—	30,445

Liabilities:
Centrally Cleared Credit Default Swap Contracts	$—	$(610,912)	$—	$(610,912)
Centrally Cleared Interest Rate Swap Contracts	—	(5,263,670)	—	(5,263,670)
Forward Foreign Currency Exchange Contracts	—	(1,722,687)	—	(1,722,687)
Futures Contracts	(12,821,974)	—	—	(12,821,974)
Over-The-Counter Credit Default Swap Contracts	—	(16,457)	—	(16,457)

[1]Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

Notes to financial statements
Optimum Fund Trust
3. Investments (continued)
	Optimum International Fund
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Common Stocks
Australia	$2,300,769	$18,682,624	$—	$20,983,393
Austria	—	760,078	—	760,078
Belgium	—	7,216,970	—	7,216,970
Bermuda	33,919	—	—	33,919
Brazil	27,634,937	980,047	—	28,614,984
Canada	59,257,163	—	—	59,257,163
Chile	8,659,458	—	—	8,659,458
China	13,718,000	104,869,103	—	118,587,103
Côte d'Ivoire	—	2,318,713	—	2,318,713
Czech Republic	586,004	668,818	—	1,254,822
Denmark	—	20,788,663	—	20,788,663
Finland	735,418	5,673,180	—	6,408,598
France	—	40,345,850	—	40,345,850
Germany	1,574,151	32,492,056	—	34,066,207
Greece	597,735	—	—	597,735
Hungary	167,790	6,029,561	—	6,197,351
India	808,099	16,789,483	70,938	17,668,520
Indonesia	823,240	1,940,687	—	2,763,927
Ireland	7,900,104	20,043,377	—	27,943,481
Israel	2,770,304	3,738,793	—	6,509,097
Italy	—	23,486,974	—	23,486,974
Japan	3,081,634	110,615,782	—	113,697,416
Kazakhstan	3,057,239	—	—	3,057,239
Malaysia	826,947	159,125	39	986,111
Mexico	—	1,165,597	—	1,165,597
Monaco	348,681	—	—	348,681
Netherlands	20,994,988	39,039,160	—	60,034,148
Norway	2,985,259	4,738,704	—	7,723,963
Panama	3,233,227	—	—	3,233,227
Peru	8,483,696	—	—	8,483,696
Philippines	141,497	—	—	141,497
Poland	1,653,390	16,096,111	—	17,749,501
Portugal	—	1,304,582	—	1,304,582
Russia	—	—	—[1,2]	—
Singapore	5,320,463	11,427,205	—	16,747,668
South Africa	10,989,343	3,897,376	—	14,886,719
South Korea	129,547	59,739,773	—	59,869,320
Spain	1,747,692	20,216,735	—	21,964,427
Sweden	7,179,045	18,158,132	—	25,337,177
Switzerland	—	50,641,643	—	50,641,643
Taiwan	468,935	96,263,962	—	96,732,897
Thailand	54,155	12,984,803	—	13,038,958
Türkiye	—	130,185	—	130,185

	Optimum International Fund
	Level 1	Level 2	Level 3	Total
United Arab Emirates	$44,753	$12,737,655	$—	$12,782,408
United Kingdom	10,091,907	7,992,940	—	18,084,847
United States	18,841,808	25,216,285	—	44,058,093
Exchange-Traded Funds	2,910,647	—	—	2,910,647
Preferred Stock	621,468	—	—	621,468
Rights	—	9,402	—	9,402
Warrants	—	—	—[2]	—
Short-Term Investments	5,097,586	—	—	5,097,586
Total Value of Securities	$235,870,998	$799,360,134	$70,977	$1,035,302,109

[1]The value represents valuations of Russian Common Stocks for which Management has determined include significant unobservable inputs as of March 31, 2026.
[2]The security that has been valued at zero on the “Schedules of investments” is considered to be a Level 3 investment in this table.
	Optimum Large Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Common Stocks
Communication Services	$225,519,245	$—	$—	$225,519,245
Consumer Discretionary	177,491,210	—	25,258	177,516,468
Consumer Staples	32,068,540	—	—	32,068,540
Energy	21,131,950	—	—	21,131,950
Financials	114,709,124	—	—	114,709,124
Healthcare	143,388,803	—	—	143,388,803
Industrials	117,574,251	1,801,685	—	119,375,936
Information Technology	821,382,597	10,393,378	—	831,775,975
Materials	14,950,191	—	—	14,950,191
Utilities	6,440,939	—	—	6,440,939
Exchange-Traded Fund	1,136,356	—	—	1,136,356
Rights	—	—	16,013	16,013
Short-Term Investments	6,824,758	—	—	6,824,758
Total Value of Securities	$1,682,617,964	$12,195,063	$41,271	$1,694,854,298
	Optimum Large Cap Value Fund
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks
Communication Services	$84,907,953	$—	$84,907,953
Consumer Discretionary	101,842,144	—	101,842,144
Consumer Staples	62,142,682	11,945,790	74,088,472
Energy	135,921,860	—	135,921,860
Financials	426,290,823	—	426,290,823
Healthcare	235,030,474	—	235,030,474

Notes to financial statements
Optimum Fund Trust
3. Investments (continued)
	Optimum Large Cap Value Fund
	Level 1	Level 2	Total
Industrials	$304,237,851	$—	$304,237,851
Information Technology	155,900,189	—	155,900,189
Materials	60,867,480	—	60,867,480
Real Estate	47,785,616	—	47,785,616
Utilities	104,260,034	—	104,260,034
Short-Term Investments	24,282,999	—	24,282,999
Total Value of Securities	$1,743,470,105	$11,945,790	$1,755,415,895
Optimum Small-Mid Cap Growth Fund
Level 1
Securities
Assets:
Common Stocks	$746,921,657
Short-Term Investments	16,605,241
Total Value of Securities	$763,526,898
Optimum Small-Mid Cap Value Fund
Level 1
Securities
Assets:
Common Stocks	$717,064,434
Short-Term Investments	9,256,124
Total Value of Securities	$726,320,558
As a result of utilizing international fair value pricing at March 31, 2026, a majority of Optimum International Fund and a portion of Optimum Large Cap Growth Fund and Optimum Large Cap Value Fund’s common stock investments were categorized as Level 2.
During the year ended March 31, 2026, there were no transfers into or out of Level 3 investments. Each Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.
A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to that Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund and Optimum Small-Mid Cap Growth Fund’s net assets at the beginning or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to Optimum Fixed Income Fund, Optimum International Fund, and Optimum Large Cap Growth Fund’s net assets at the end of the year. As of March 31, 2026, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund had no Level 3 investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2026 and 2025 were as follows:
	Ordinary income	Long-term capital gains	Total
Year ended March 31, 2026:
Optimum Fixed Income Fund	$101,577,759	$—	$101,577,759
Optimum International Fund	13,963,078	—	13,963,078
Optimum Large Cap Growth Fund	31,233,657	227,719,870	258,953,527
Optimum Large Cap Value Fund	27,571,550	114,082,626	141,654,176
Optimum Small-Mid Cap Growth Fund	—	19,337,121	19,337,121
Optimum Small-Mid Cap Value Fund	21,627,844	15,633,814	37,261,658
Year ended March 31, 2025:
Optimum Fixed Income Fund	101,905,127	—	101,905,127
Optimum International Fund	12,670,867	—	12,670,867
Optimum Large Cap Growth Fund	48,357,235	125,867,236	174,224,471
Optimum Large Cap Value Fund	22,321,999	102,726,486	125,048,485
Optimum Small-Mid Cap Value Fund	19,395,503	34,951,738	54,347,241
Optimum Small-Mid Cap Growth Fund had no dividends and distributions paid during the year ended March 31, 2025.
5. Components of Net Assets on a Tax Basis
As of March 31, 2026, the components of net assets on a tax basis were as follows:
	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund
Paid-in capital	$3,110,055,153	$933,198,023	$881,212,469
Undistributed ordinary income	29,319,150	3,382,325	44,867,111
Undistributed long-term capital gains	—	—	144,209,666
Capital loss carryforwards	(322,192,727)	(35,258,713)	—
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	(101,280,404)	139,206,317	624,342,628
Net assets	$2,715,901,172	$1,040,527,952	$1,694,631,874
	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Paid-in capital	$1,101,777,536	$680,646,125	$665,701,957
Undistributed ordinary income	8,835,845	—	6,975,563
Undistributed long-term capital gains	122,721,434	36,268,718	31,296,324
Qualified late year loss deferrals	—	(2,359,882)	—
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	521,888,631	44,085,086	20,396,670
Net assets	$1,755,223,446	$758,640,047	$724,370,514
Differences between components of net assets unrealized and tax cost unrealized may arise due to unrealized appreciation/depreciation on foreign currencies.

Notes to financial statements
Optimum Fund Trust
5. Components of Net Assets on a Tax Basis (continued)
The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market of forward foreign currency exchange contracts, mark-to-market of futures contracts, tax treatment of passive foreign investment companies (PFICs) and securities no longer considered PFICs, and tax treatment of swap contracts.
Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from January 1, 2026 through March 31, 2026 and November 1, 2025 through March 31, 2026, respectively, that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses, and earnings and profits distributed to shareholders on the redemption of shares. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2026, certain Funds recorded the following reclassifications:
	Paid-in capital	Total distributable earnings (loss)
Optimum Large Cap Growth Fund	$23,773,857	$(23,773,857)
Optimum Large Cap Value Fund	12,367,329	(12,367,329)
Optimum Small-Mid Cap Growth Fund	(1,429,489)	1,429,489
Optimum Fixed Income Fund, Optimum International Fund, and Optimum Small-Mid Cap Value Fund did not have any reclassifications for the year ended March 31, 2026.
For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At March 31, 2026, capital loss carryforwards available to offset future realized capital gains are as follows:
	Loss carryforward character
	Short-term	Long-term	Total
Optimum Fixed Income Fund	$ 110,211,884	$211,980,843	$ 322,192,727
Optimum International Fund	20,920,140	14,338,573	35,258,713

6. Capital Shares
Transactions in capital shares were as follows:
	Optimum Fixed Income Fund		Optimum International Fund		Optimum Large Cap Growth Fund
	Year ended		Year ended		Year ended
	3/31/26	3/31/25	3/31/26	3/31/25	3/31/26	3/31/25
Shares sold:
Class A	41,029	471,965	9,122	27,569	12,047	30,824
Class C	1	—	432	—	3,902	2,801
Institutional Class	56,297,584	44,304,592	17,801,772	7,656,381	9,140,295	9,909,929

Shares issued upon reinvestment of dividends and distributions:
Class A	127,968	198,686	6,786	12,104	317,793	250,576
Class C	200	323	58	92	8,298	5,944
Institutional Class	12,141,671	12,309,639	892,000	949,996	9,995,669	6,633,516
	68,608,453	57,285,205	18,710,170	8,646,142	19,478,004	16,833,590

Shares redeemed:
Class A	(1,284,157)	(2,650,707)	(220,072)	(439,639)	(599,290)	(1,183,086)
Class C	(8,968)	(21,141)	(5,400)	(2,780)	(18,080)	(18,619)
Institutional Class	(67,021,650)	(57,647,303)	(12,667,672)	(11,540,352)	(29,547,275)	(17,297,983)
	(68,314,775)	(60,319,151)	(12,893,144)	(11,982,771)	(30,164,645)	(18,499,688)
Net increase (decrease)	293,678	(3,033,946)	5,817,026	(3,336,629)	(10,686,641)	(1,666,098)

Notes to financial statements
Optimum Fund Trust
6. Capital Shares (continued)
	Optimum Large Cap Value Fund		Optimum Small-Mid Cap Growth Fund		Optimum Small-Mid Cap Value Fund
	Year ended		Year ended		Year ended
	3/31/26	3/31/25	3/31/26	3/31/25	3/31/26	3/31/25
Shares sold:
Class A	18,231	33,280	5,596	12,149	4,656	7,116
Class C	2,241	544	416	295	114	106
Institutional Class	15,308,387	12,908,160	14,399,343	7,845,309	21,409,341	6,529,315

Shares issued upon reinvestment of dividends and distributions:
Class A	136,057	166,077	13,457	—	22,032	38,559
Class C	689	919	622	—	336	547
Institutional Class	7,075,952	6,372,583	1,230,289	—	2,619,957	3,546,856
	22,541,557	19,481,563	15,649,723	7,857,753	24,056,436	10,122,499

Shares redeemed:
Class A	(520,371)	(1,057,860)	(156,494)	(270,470)	(116,462)	(188,893)
Class C	(6,700)	(17,083)	(8,254)	(5,135)	(3,502)	(2,294)
Institutional Class	(30,751,992)	(18,042,031)	(15,049,545)	(9,658,883)	(19,427,664)	(8,193,340)
	(31,279,063)	(19,116,974)	(15,214,293)	(9,934,488)	(19,547,628)	(8,384,527)
Net increase (decrease)	(8,737,506)	364,589	435,430	(2,076,735)	4,508,808	1,737,972
Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included in shares sold and shares redeemed in the tables above and on the previous page and on the “Statements of changes in net assets.” For the years ended March 31, 2026 and 2025, each Fund had the following exchange transactions:
	Exchange Redemptions		Exchange Subscriptions
	Class A Shares	Class C Shares	Class A Shares	Institutional Class Shares	Value

Optimum Fixed Income Fund
Year ended
3/31/26	—	894	945	—	$7,652
3/31/25	1,698	46	48	1,698	14,169

Optimum International Fund
Year ended
3/31/26	—	953	947	—	15,600
3/31/25	257	235	233	254	6,213

Optimum Large Cap Growth Fund
Year ended
3/31/26	—	268	172	—	2,947
3/31/25	1,151	36	23	998	25,443

	Exchange Redemptions		Exchange Subscriptions
	Class A Shares	Class C Shares	Class A Shares	Institutional Class Shares	Value

Optimum Large Cap Value Fund
Year ended
3/31/26	—	162	161	—	$2,791
3/31/25	1,594	113	112	1,580	33,894

Optimum Small-Mid Cap Growth Fund
Year ended
3/31/26	—	3,475	1,984	—	25,469
3/31/25	104	1,043	614	86	7,762

Optimum Small-Mid Cap Value Fund
Year ended
3/31/26	—	1,626	1,321	—	18,080
3/31/25	132	320	268	122	5,504
7. Derivatives
US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.
Forward Foreign Currency Exchange Contracts — Each Fund may enter into forward foreign currency exchange contracts and forward foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign currency exchange contracts and forward foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts and forward foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty. Open forward foreign currency exchange contracts, if any, are disclosed on the “Schedules of investments.”
During the year ended March 31, 2026, Optimum Fixed Income Fund and Optimum Large Cap Growth Fund each used forward foreign currency exchange contracts to hedge the US dollar value of securities they already owns that are denominated in foreign currencies to decrease exposure to foreign currencies. Optimum Fixed Income Fund used forward foreign currency exchange contracts to manage overall portfolio risk, and to gain exposure to currency. Optimum Large Cap Growth Fund used forward foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

Notes to financial statements
Optimum Fund Trust
7. Derivatives (continued)
During the year ended March 31, 2026, Optimum Large Cap Growth Fund experienced net realized and unrealized gains or losses attributable to forward foreign currency exchange contracts, which are disclosed on the “Statements of assets and liabilities” and/or “Statements of operations.”
Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. Optimum Fixed Income Fund may use futures contracts in the normal course of pursuing its investment objective. Optimum Fixed Income Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. The Fund received $3,964,593 and posted $8,760,332 in cash as collateral for open futures contracts. The Fund also posted securities collateral valued at $6,144,127. Cash collateral is included as “Cash collateral due from brokers” and "Cash collateral due to brokers" on the “Statements of assets and liabilities” and securities collateral are presented on the “Schedules of investments.” Open futures contracts, if any, are disclosed on the “Schedules of investments.”
During the year ended March 31, 2026, Optimum Fixed Income Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions, as a cash management tool, and to facilitate investments in portfolio securities.
Options Contracts — Optimum Fixed Income Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. Open options contracts, if any, are disclosed on the “Schedules of investments.”
During the year ended March 31, 2026, Optimum Fixed Income Fund used options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions, to manage the Fund’s exposure to changes in foreign currencies, to adjust the Fund’s overall exposure to certain markets, and to receive premiums for writing options.
Swap Contracts — Optimum Fixed Income Fund may enter into currency swap contracts, index swap contracts, inflation swaps, IRS contracts, and CDS contracts in the normal course of pursuing its investment objective. The Fund may invest in IRS contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may use currency swaps to protect against currency fluctuations. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets. Swap contracts are bilaterally negotiated agreements between a Fund and counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (OTC swaps). If the OTC swap entered is one of the swaps identified by a relevant regulator as a swap that is required to be cleared, then it will be cleared through a third party, known as a central counterparty or derivatives clearing organization (centrally cleared swaps).
Interest Rate Swaps. An IRS contract is an exchange of interest rates between counterparties. In one instance, an IRS involves payments received by Optimum Fixed Income Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An IRS can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. IRS may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the IRS contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty and (2) for cleared swaps, trading these instruments through a central counterparty.
During the year ended March 31, 2026, Optimum Fixed Income Fund used interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.
Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.
During the year ended March 31, 2026, Optimum Fixed Income Fund entered into CDS contracts as a purchaser and seller of protection, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty.
As disclosed in the footnotes to the “Schedules of investments,” at March 31, 2026, the notional amount of the protection sold was EUR 11,890,000 and $34,785,531, which reflects the maximum potential amount Optimum Fixed Income Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At March 31, 2026, there were no recourse provisions with third parties to recover any amounts paid under the credit derivative agreement (including any purchased credit protection) nor was any collateral held by the Fund and other third parties which the Fund can obtain in the occurrence of a credit event. At March 31, 2026, net unrealized depreciation of the protection sold was $473,587.
CDS contracts may involve greater risks than if Optimum Fixed Income Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund

Notes to financial statements
Optimum Fund Trust
7. Derivatives (continued)
to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty. Open swap contracts, if any, are disclosed on the “Schedules of investments.”
During the year ended March 31, 2026, Optimum Fixed Income Fund used CDS contracts to hedge against credit events and to gain exposure to certain securities or markets.
At March 31, 2026, for centrally cleared derivative contracts, Optimum Fixed Income Fund posted $5,668,109 in cash as collateral for certain open centrally cleared derivatives, which is included in “Cash collateral due from brokers” on the “Statements of assets and liabilities.” The Fund also posted $12,990,902 in securities collateral comprised of US treasury obligations for certain open centrally cleared derivative contracts. At March 31, 2026, for bilateral derivative contracts, the Fund received $2,980,000 and posted $570,000 in cash as collateral, which is included in “Cash collateral due to brokers” and “Cash collateral due from brokers” on the “Statements of assets and liabilities,” respectively. The Fund also posted $3,509,550 in securities as collateral comprised of US treasury obligations for certain open bilateral derivative contracts. Securities collateral are presented on the “Schedules of investments.”
Fair values of derivative instruments as of March 31, 2026 were as follows:
	Optimum Fixed Income Fund
	Asset Derivatives Fair Value
Statement of asset and liabilities location	Currency Contracts	Interest Rate Contracts	Credit Contracts	Total
Unrealized appreciation on forward foreign currency exchange contracts	$3,803,459	$—	$—	$3,803,459
Variation margin due from brokers on futures contracts*	—	4,172,730	—	4,172,730
Variation margin due to/from brokers on centrally cleared credit default swap contracts*	—	—	118,826	118,826
Variation margin due to/from brokers on centrally cleared interest rate swap contracts*	—	11,944,132	—	11,944,132
Unrealized appreciation on over-the-counter credit default swap contracts	—	—	30,445	30,445
Options purchased, at value**	7,548	563,476	—	571,024
Total	$3,811,007	$16,680,338	$149,271	$20,640,616
	Optimum Fixed Income Fund
	Liability Derivatives Fair Value
Statement of asset and liabilities location	Currency Contracts	Interest Rate Contracts	Credit Contracts	Total
Unrealized depreciation on forward foreign currency exchange contracts	$(1,722,687)	$—	$—	$(1,722,687)
Variation margin due from brokers on futures contracts*	—	(12,821,974)	—	(12,821,974)
Variation margin due to/from brokers on centrally cleared credit default swap contracts*	—	—	(610,912)	(610,912)
Variation margin due to/from brokers on centrally cleared interest rate swap contracts*	—	(5,263,670)	—	(5,263,670)
Unrealized depreciation on over-the-counter credit default swap contracts	—	—	(16,457)	(16,457)
Options written, at value	(77,830)	(31,884)	—	(109,714)
Total	$(1,800,517)	$(18,117,528)	$(627,369)	$(20,545,414)

*Includes cumulative appreciation (depreciation) of futures contracts, centrally cleared CDS contracts, and centrally cleared IRS contracts from the date the contracts were opened through March 31, 2026. Only current day variation margin is reported on the Optimum Fixed Income Fund’s “Statements of assets and liabilities.”
** Included with “Investments, at value.”
The effect of derivative instruments on the Optimum Fixed Income Fund's “Statements of operations” for the year ended March 31, 2026 was as follows:

	Net Realized Gain (Loss) on:
	Forward Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Options Written	Swap Contracts	Total
Currency contracts	$(13,713,973)	$214,191	$(318,183)	$1,414,002	$(680,710)	$(13,084,673)
Interest rate contracts	—	5,763,252	—	658,723	(915,711)	5,506,264
Equity contracts	—	—	—	—	32,301	32,301
Credit contracts	—	—	—	3,729	1,288,620	1,292,349
Total	$(13,713,973)	$5,977,443	$(318,183)	$2,076,454	$(275,500)	$(6,253,759)
	Net Change in Unrealized Appreciation (Depreciation) on:
	Forward Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Options Written	Swap Contracts	Total
Currency contracts	$5,086,980	$—	$(16,303)	$—	$(780,515)	$4,290,162
Interest rate contracts	—	(12,198,127)	490,029	(239,515)	5,217,625	(6,729,988)
Credit contracts	—	—	—	(181)	(413,346)	(413,527)
Total	$5,086,980	$(12,198,127)	$473,726	$(239,696)	$4,023,764	$(2,853,353)
The tables below summarize the average daily balance of derivative holdings by certain Funds during the year ended March 31, 2026:
	Long Derivative Volume
	Optimum Fixed Income Fund		Optimum Large Cap Growth Fund
Forward foreign currency exchange contracts (average contract amount)	USD	213,596,794	USD	749,509
Futures contracts (average notional amount)		766,642,736		—
Options contracts (average value)*		285,431		—
CDS contracts (average notional amount)**	USD	2,468,845	USD	—
Interest rate swap contracts (average notional amount)	AUD	11,865,079	AUD	—
Interest rate swap contracts (average notional amount)	BRL	198,608,730	BRL	—
Interest rate swap contracts (average notional amount)	CAD	35,756,746	CAD	—
Interest rate swap contracts (average notional amount)	EUR	59,238,571	EUR	—
Interest rate swap contracts (average notional amount)	GBP	26,853,095	GBP	—
Interest rate swap contracts (average notional amount)	JPY	5,173,571,429	JPY	—
Interest rate swap contracts (average notional amount)	USD	246,697,897	USD	—

Notes to financial statements
Optimum Fund Trust
7. Derivatives (continued)
	Short Derivative Volume
	Optimum Fixed Income Fund
Forward foreign currency exchange contracts (average contract amount)	USD	72,033,952
Futures contracts (average notional amount)		142,577,308
Options contracts (average value)*		185,050
CDS contracts (average notional amount)**	EUR	5,519,286
CDS contracts (average notional amount)**	USD	34,853,634
*Long represents purchased options and short represents written options.
**Long represents buying protection and short represents selling protection.
8. Offsetting
Certain Funds entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help certain Funds mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between certain Funds and a counterparty that governs certain over-the-counter derivatives and forward foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, certain Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.
For financial reporting purposes, certain Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statements of assets and liabilities.”
At March 31, 2026, certain Funds had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Optimum Fixed Income Fund
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of America Merrill Lynch	$427,415	$(501,944)	$(74,529)
BNP Paribas	1,574,431	(205,801)	1,368,630
Citigroup	332,751	(290,172)	42,759
Deutsche Bank	279,755	(245,965)	33,790
Goldman Sachs	621,838	(336,551)	285,287
JPMorgan Chase Bank	303,371	(210,370)	93,001
Morgan Stanley	229,425	(1,765)	227,660
TD Bank	446,165	—	446,165
Total	$4,215,151	$(1,792,568)	$2,422,583

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received(a)	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
Bank of America Merrill Lynch	$(74,529)	$—	$—	$—	$—	$(74,529)
BNP Paribas	1,368,630	—	(1,368,630)	—	—	—
Citigroup	42,579	—	—	—	—	42,579
Deutsche Bank	33,790	—	(33,790)	—	—	—
Goldman Sachs	285,287	—	—	—	—	285,287
JPMorgan Chase Bank	93,001	—	—	—	—	93,001
Morgan Stanley	227,660	—	(227,660)	—	—	—
TD Bank	446,165	—	—	—	—	446,165
Total	$2,422,583	$—	$(1,630,080)	$—	$—	$792,503
Master Repurchase Agreements
Repurchase agreements are entered into by each Fund under master repurchase agreements (each, an MRA). The MRA permits each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, each Fund would recognize a liability with respect to such excess collateral. The liability reflects each Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of March 31, 2026, the following table is a summary of each Fund’s repurchase agreements by counterparty which are subject to offset under an MRA:
	Optimum Fixed Income Fund
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America	$49,700,000	$(49,700,000)	$—	$(49,700,000)	$—
JP Morgan Securities	596,100,000	(596,100,000)	—	(596,100,000)	—
Total	$645,800,000	$(645,800,000)	$—	$(645,800,000)	$—
Reverse Repurchase Agreements
Reverse repurchase transactions are entered into by each Fund under MRA. The MRA which permits each Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment  is created. With reverse repurchase transactions, typically each Fund and the counterparties are permitted to sell, repledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund posts securities as collateral with a market value in excess of the repurchase price to be paid or received by each Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, each Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

Notes to financial statements
Optimum Fund Trust
8. Offsetting (continued)
As of March 31, 2026, the following table is a summary of each Fund’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:
	Optimum Fixed Income Fund
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged(a)	Cash Collateral Pledged	Net Collateral Pledged	Net Exposure(b)
Barclays Bank	$(677,039)	$677,039	$ —	$677,039	$ —
In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Optimum Fixed Income Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.
(a) The value of the related collateral exceeded the value of the derivatives, repurchase agreements, and reverse repurchase agreements as of March 31, 2026, as applicable.
(b) Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.
9. Securities Lending
Each Fund may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.
Cash collateral received by each Fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. Each Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.
In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Fund or, at the discretion of the lending agent, replace the loaned securities. Each Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. Each Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Fund, the security lending agent, and the borrower. Each Fund records security lending income net of allocations to the security lending agent and the borrower.

Each Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in each collateral investment account defaulted or became impaired. Under those circumstances, the value of each Fund’s cash collateral account may be less than the amount each Fund would be required to return to the borrowers of the securities and each Fund would be required to make up for this shortfall.
During the year ended March 31, 2026, each Fund had no securities out on loan.
10. Credit and Market Risks
As a result of increasingly interconnected global economies and financial markets, armed conflict between countries or armed conflict in a geographic region has the potential to adversely impact the Funds' investments. Such conflicts and other corresponding events could result in increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors or in markets for certain securities and commodities. Such conflicts also may result in a negative impact on the Funds' investments, even beyond any direct investment exposure a Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Funds invest will cause the NAV of the Funds to fluctuate.
Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.
When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. A fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.
Optimum Fixed Income Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and Baa3 by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.
Optimum Fixed Income Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments.
As Optimum Fixed Income Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans

Notes to financial statements
Optimum Fund Trust
10. Credit and Market Risks (continued)
may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.
Optimum Fixed Income Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.
Optimum Fixed Income Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities, like other fixed income securities, are subject to credit risk and interest rate risk, and may also be subject to prepayment risk and extension risk. Mortgage-backed and asset-backed securities can be highly sensitive to interest rate changes. As a result, small movements in interest rates can substantially impact the value and liquidity of these securities. Prepayment risk is the risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of the securities and may cause the Fund to reinvest the proceeds in lower yielding securities. Extension risk is the risk that principal on mortgage-backed or asset-backed securities will be repaid more slowly than expected, which may reduce the proceeds available for reinvestment in higher yielding securities and may cause the security to experience greater volatility due to the extended maturity of the security. When interest rates rise, the value of mortgage-backed and asset-backed securities can be expected to decline. When interest rates go down, however, the value of these securities may not increase as much as other fixed income securities due to borrowers refinancing their loans at lower interest rates or prepaying their loans. In addition, mortgage-backed and asset-backed securities may decline in value, become more volatile, face difficulties in valuation, or experience reduced liquidity due to changes in general economic conditions. During periods of economic downturn, for example, underlying borrowers may not make timely payments on their loans and the value of property that secures the loans may decline in value such that it is worth less than the amount of the associated loans. If the collateral securing a mortgage-backed or asset-backed security is insufficient to repay the loan, the Fund could sustain a loss. Such risks generally will be heightened where a mortgage-backed or asset-backed security includes “subprime” loans. Although mortgage-backed securities are often supported by government guarantees or private insurance, there can be no guarantee that those obligations will be met. Furthermore, in certain economic conditions, loan servicers, loan originators and other participants in the market for mortgage-backed and other asset-backed securities may be unable to receive sufficient funding, impairing their ability to perform their obligations on the loans. Certain mortgage-backed or asset-backed securities may be more susceptible to these risks than other mortgage-backed, asset-backed, or fixed-income securities. For example, the Fund’s investments in CMOs, real estate mortgage investment conduits (REMICs), and stripped mortgage-backed securities are generally highly susceptible to interest rate risk, prepayment risk, and extension risk. At times, these investments may be difficult to value and/or illiquid. Some classes of CMOs and REMICs may have preference in receiving principal or interest payments relative to more junior classes. The market prices and yields of these junior classes will generally be more volatile than more senior classes and will be more susceptible to interest rate risk, prepayment risk, and extension risk than more senior classes. Stripped mortgage-backed securities that receive only payments of interest (IOs) will generally decrease in value if interest rates decline or prepayment rates increase. Stripped mortgage-backed securities that receive only payments of principal (POs) will generally decrease in value if interest rates increase or prepayment rates decrease. These changes in value can be substantial and could cause the Fund to lose the entire value of its investment in CMOs, REMICs, and stripped mortgage-backed securities.
Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund invest a significant portion of their assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- and mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.
Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund may invest in REITs and are subject to the risks associated with that industry. If a Fund holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended March 31, 2026. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs they hold use floating rate debt to finance their ongoing operations. The Funds also invest in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Funds will limit their investments in Real Estate Limited Partnerships to 5% of their total assets at the time of purchase.
Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss, which may exceed amounts disclosed on the "Statements of assets and liabilities", if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).
Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended (1933 Act), and other securities which may not be readily marketable. The Funds may also invest in securities exempt from registration under Section 4(a)(2) of the 1933 Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A and restricted securities have been identified on the “Schedules of investments.”
11. Contractual Obligations
Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund's maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.
12. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to March 31, 2026, that would require recognition or disclosure in the Funds’ financial statements.

Report of independent registered public accounting firm
To the Shareholders of Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund, and to the Board of Trustees of Optimum Fund Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund (the “Funds”), each a series of Optimum Fund Trust, as of March 31, 2026, the related statements of operations, statements of changes in net assets, and the financial highlights for year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2026, the results of their operations, changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
The Funds’ financial statements and financial highlights for the years ended March 31, 2025, and prior, were audited by other auditors whose report dated May 30, 2025, expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2026 by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies advised by Delaware Management Company since 2025.
COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
May 29, 2026

Other Fund information (Unaudited)
Optimum Fund Trust
Tax Information
The information set forth below is for the Funds' fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.
All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
For the fiscal year ended March 31, 2026, each Fund reports distributions paid during the year as follows:
	(A) Ordinary Income Distributions* (Tax Basis)	(B) Long-Term Capital Gains Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
Optimum Fixed Income Fund	100.00%	—	100.00%	0.03%
Optimum International Fund	100.00%	—	100.00%	—
Optimum Large Cap Growth Fund	12.06%	87.94%	100.00%	26.06%
Optimum Large Cap Value Fund	19.46%	80.54%	100.00%	100.00%
Optimum Small-Mid Cap Growth Fund	—	100.00%	100.00%	—
Optimum Small-Mid Cap Value Fund	58.04%	41.96%	100.00%	42.92%

(A) and (B) are based on a percentage of each Fund's total distributions.
(C) is based on each Fund's ordinary income distributions.
1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.
*For the fiscal year ended March 31, 2026, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Funds from ordinary income reported as qualified income are reported in the following table. Complete information will be computed and reported in conjunction with your 2026 Form 1099-DIV.
Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
0.03%	100.00%	27.56%	100.00%	—	44.33%
For the fiscal year ended March 31, 2026, certain distributions paid by the Funds, determined to be Qualified Interest Income or Qualified Short- Term Capital Gains may be subject to relief from US tax withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended March 31, 2026, the Funds have reported maximum distributions of Qualified Interest Income and Qualified Short-Term Capital Gains as follows:
	Qualified Interest Income	Qualified Short-Term Capital Gains
Optimum Fixed Income Fund	$79,506,206	$—
Optimum Large Cap Growth Fund	—	44,867,112
Optimum Large Cap Value Fund	—	8,684,819
Optimum Small-Mid Cap Value Fund	—	4,757,122
Optimum International Fund intends to pass through foreign tax credits in the maximum amount of $2,264,290. The gross foreign source income earned during the fiscal year 2026 by the Fund was $25,934,571.
The percentage of the ordinary dividends reported by Optimum Fixed Income Fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 100.00%.

Other Fund information (Unaudited)
Optimum Fund Trust
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Change in Independent Registered Public Accounting Firm
At a meeting held on March 12, 2026, the Board of Trustees (Board), upon recommendation of the Audit Committee, dismissed PricewaterhouseCoopers LLP (PwC) and approved the appointment of Cohen & Company, Ltd. (Cohen & Co) to serve as the independent registered public accounting firm for Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund (for purposes of this paragraph, each, a Fund and collectively, the "Funds") for the fiscal year ending March 31, 2026.
PwC’s reports on the financial statements for the fiscal years ended March 31, 2024 and March 31, 2025 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
In addition, during the fiscal years ended March 31, 2024 and March 31, 2025 and during the subsequent interim period through March 12, 2026, (i) there were no disagreements between the Funds and PwC on accounting principles, financial statement disclosures or audit scope, which, if not resolved to the satisfaction of PwC, would have caused them to make reference to the disagreement in their reports; and (ii) there were no reportable events described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended. During the fiscal years ended March 31, 2024 and March 31, 2025 and during the subsequent interim period through March 12, 2026, neither the Board nor anyone on its behalf has consulted with Cohen & Co at any time prior to their selection with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).
The Funds have provided PwC with a copy of this Form N-CSR and requested that PwC furnish the Funds with a letter stating whether or not it agrees with the statements made herein. A copy of PwC’s letter, dated June 8, 2026, is attached as Exhibit 99 to this N-CSR.
Proxy Disclosures for Open-End Management Investment Companies
At a special shareholder meeting on November 25, 2025, shareholders of each Fund approved a new investment advisory agreement with Delaware Management Company. The results of the voting at the meeting were as follows:
Fund	For	Against	Abstain
Optimum Fixed Income Fund	313,755,140	1,648,853	6,252,476
Optimum International Fund	62,362,714	278,775	1,160,073
Optimum Large Cap Growth Fund	73,595,795	341,428	1,337,347
Optimum Large Cap Value Fund	89,899,782	443,836	1,627,188
Optimum Small-Mid Cap Growth Fund	48,191,148	223,825	802,215
Optimum Small-Mid Cap Value Fund	40,007,091	175,516	682,205
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers, and others is disclosed within the financial statements.
Statement Regarding Basis of Approval for Investment Advisory Contract
Not applicable.

Nomura Asset Management is part of the Investment Management Division of the Nomura Group, providing integrated public and private market asset management services across equities, fixed income, private credit and multi-asset solutions to intermediary and institutional clients. Nomura Asset Management primarily operates through several distinct investment managers, which includes Nomura Investment Management Business Trust (NIMBT), a Securities and Exchange Commission (SEC) registered investment adviser. Investment advisory services are provided to the Optimum Funds by Delaware Management Company, a series of NIMBT. The Optimum Funds are distributed by Delaware Distributors, L.P., a registered broker/dealer and member of the Financial Industry Regulatory Authority (FINRA) and an affiliate of NIMBT.
(5422349)	Cat.#157905 5/26 AR-901-0526
Printed in the USA

The Financial Highlights are attached herewith.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Change in Independent Registered Public Accounting Firm

At a meeting held on March 12, 2026, the Board of Trustees (Board), upon recommendation of the Audit Committee, dismissed PricewaterhouseCoopers LLP (PwC) and approved the appointment of Cohen & Company, Ltd. (Cohen & Co) to serve as the independent registered public accounting firm for Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund (for purposes of this paragraph, each, a Fund and collectively, the “Funds”) for the fiscal year ending March 31, 2026.

PwC’s reports on the financial statements for the fiscal years ended March 31, 2024 and March 31, 2025 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

In addition, during the fiscal years ended March 31, 2024 and March 31, 2025 and during the subsequent interim period through March 12, 2026, (i) there were no disagreements between the Funds and PwC on accounting principles, financial statement disclosures or audit scope, which, if not resolved to the satisfaction of PwC, would have caused them to make reference to the disagreement in their reports; and (ii) there were no reportable events described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended. During the fiscal years ended March 31, 2024 and March 31, 2025 and during the subsequent interim period through March 12, 2026, neither the Board nor anyone on its behalf has consulted with Cohen & Co at any time prior to their selection with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

The Funds have provided PwC with a copy of this Form N-CSR and requested that PwC furnish the Funds with a letter stating whether or not it agrees with the statements made herein. A copy of PwC’s letter, dated June 8, 2026, is attached as Exhibit 99 to this N-CSR.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

This information is included as part of materials filed under Item 7 of this form.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

This information is included as part of materials filed under Item 7 of this form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b)

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.CERT.

(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(5)	There was a change in the Registrant’s independent public accountant during the period covered by the report. Attached hereto as Exhibit 99.IND PUB ACCT.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Optimum Fund Trust

/s/ MILISSA HUTCHINSON
By:	Milissa Hutchinson
Title:	President and Principal Executive Officer
Date:	June 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ MILISSA HUTCHINSON
By:	Milissa Hutchinson
Title:	President and Principal Executive Officer
Date:	June 8, 2026

/s/ DANIEL V. GEATENS
By:	Daniel V. Geatens
Title:	Principal Financial Officer
Date:	June 8, 2026